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INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
PART C Other information

As filed with the Securities and Exchange Commission on May 21, 2012

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

245 Park Avenue, 44th Floor
New York, New York 10167
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 750-7300

Joshua M. Bloomstein
Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, New York 10167
(212) 750-7300
(Name and Address of Agent for Service)

Copies of information to:

Monica J. Shilling
Proskauer Rose LLP
2049 Century Park East, 32nd Floor
Los Angeles, CA 90067-3206
(310) 557-2900

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☒
when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share(3)(4)
Preferred Stock, $0.001 par value per share(3)
Subscription Rights(3)
Warrants(5)
Debt Securities(6)
Units(7)
Total			$3,000,000,000(8)	$343,800
(1)
Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)
This Registration Statement includes $1,603,186,980 aggregate principal amount of unsold securities that had previously been registered under Registration Statement No. 333-174716, which was initially filed by the Registrant on June 3, 2011 (the "2011 Registration Statement") and $1,110,250,000 aggregate principal amount of unsold securities that had previously been registered under Registration Statement No. 333-165585, which was initially filed by the Registrant on March 19, 2010 (the "2010 Registration Statement" and with the 2011 Registration Statement, the "Prior Registration Statements"). In accordance with Rule 415(a)(6) of the Securities Act, the registration fee paid for the unsold securities on the Prior Registration Statements will be used to offset the current registration fee of $343,800. The amount of the filing fee previously paid that is offset against the currently due filing fee is $185,768 from the 2011 Registration Statement and $79,161 from the 2010 Registration Statement for an aggregate offset of $264,929. As a result, a filing fee of $78,871 is being paid herewith.

(3)
Subject to Note 8 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(4)
Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(5)
Subject to Note 8 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.

(6)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time separately or as units in combination with other securities registered hereunder. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $3,000,000,000.

(7)
Subject to Note 8 below, there is being registered hereunder an indeterminate number of units. Each unit may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by third parties, including the U.S. Treasury.

(8)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $3,000,000,000.

          THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated May 21, 2012

PROSPECTUS

$3,000,000,000

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

        Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments.

        We are externally managed by our investment adviser, Ares Capital Management LLC, a wholly owned subsidiary of Ares Management LLC, a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser with approximately $52 billion of total committed capital under management as of April 30, 2012. Ares Operations LLC, a wholly owned subsidiary of Ares Management LLC, provides the administrative services necessary for us to operate.

        Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On May 15, 2012 the last reported sales price of our common stock on The NASDAQ Global Select Market was $15.29 per share. The net asset value per share of our common stock at March 31, 2012 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.47.

        Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 24 of this prospectus, including the risk of leverage.

        We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the "securities." The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. This prospectus and the accompanying prospectus supplement concisely provide important information about us that you should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

        Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                        , 2012.

        You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings "Available Information" and "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

        This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and the "investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and the "administrator" refer to Ares Operations LLC; and "Ares" refers to Ares Management LLC ("Ares Management") and its affiliated companies (other than portfolio companies of its affiliated funds).

        As described in more detail below, we consummated the acquisition (the "Allied Acquisition") of Allied Capital Corporation ("Allied Capital") on April 1, 2010. Other than as specifically set forth herein, financial information presented herein for and as of periods ending on or prior to March 31, 2010 does not include any information in respect of Allied Capital. In addition, other than as specifically set forth herein, financial information for the year ended December 31, 2010, including, without limitation, with respect to the Company's consolidated statements of operations, stockholders' equity and cash flows, only includes results attributable to Allied Capital for the period beginning on April 1, 2010.

 THE COMPANY

Overview

        Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $5.6 billion of total assets as of March 31, 2012.

        We are externally managed by our investment adviser, Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and an SEC registered investment adviser with approximately $52 billion of total committed capital under management as of April 30, 2012. Our administrator, Ares Operations, a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

        Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies. In this prospectus, we generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

        We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $400 million each, investments in the project finance/power generation sector generally range between $10 million and $200 million each and investments in the venture finance sector generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on our capital availability.

        To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

        The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount to third parties, such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

        The first and second lien senior loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Rating Services). We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

        We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms of Ares to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 14 years and its senior partners have an average of over 22 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. The Company has access to the Ares staff of approximately 235 investment professionals and approximately 265 administrative professionals who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations.

        Since our initial public offering on October 8, 2004 through March 31, 2012, our realized gains have exceeded our realized losses by approximately $140 million (excluding the one-time gain on the Allied Acquisition and gains/losses from the extinguishment of debt and other assets). For this same time period, our portfolio exits have resulted in an aggregate cash flow realized internal rate of return to us of approximately 14% (based on original cash invested of approximately $5.0 billion and total proceeds from such exits of approximately $6.0 billion). Approximately 73% of these exits resulted in an aggregate cash flow internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rate of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

        We and General Electric Capital Corporation and GE Global Sponsor Finance LLC (collectively, "GE") also co-invest through an unconsolidated vehicle, the Senior Secured Loan Fund LLC, which operates using the name "Senior Secured Loan Program" (the "SSLP"). The SSLP was initially formed in December 2007 to co-invest in "stretch senior" and "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies. As of March 31, 2012, the SSLP had approximately $7.7 billion of available capital, approximately $5.4 billion in aggregate principal amount of which was funded as of March 31, 2012. At March 31, 2012, we had agreed to make available to the SSLP approximately $1.5 billion, of which approximately $1.1 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). As of March 31, 2012, our investment in the SSLP was approximately $1.1 billion at fair value (including unrealized appreciation of $25.5 million) which represented 22% of our total portfolio at fair value. Effective March 30, 2012, Ares Capital Management assumed from the Company the role of co-manager of the SSLP. However, this change did not impact the Company's economics in respect of its participation in the SSLP.

        While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

        Our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM"), which became an SEC registered investment adviser effective March 30, 2012, manages 10 unconsolidated credit vehicles and sub-manages or sub-advises four other unconsolidated credit vehicles (these vehicles managed or sub-managed/sub-advised by IHAM are collectively referred to as the "IHAM Vehicles"), which are described in more detail under "Business—Investments—Managed Vehicles" below. We have also made direct investments in securities of certain of these vehicles. As of April 30, 2012, IHAM had total committed capital under management of approximately $3.4 billion, which included approximately $0.3 billion invested by Ares Capital in IHAM or securities issued by the IHAM Vehicles. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012 we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM.

About Ares

        Founded in 1997, Ares is a global alternative asset manager and an SEC registered investment adviser with approximately $52 billion of total committed capital under management and over 500 employees as of April 30, 2012.

        Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the origination, acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle-market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

        Ares is comprised of the following groups:

  •
  Private Debt Group.  The Ares Private Debt Group manages Ares Capital, Ares Capital Europe ("ACE") (Ares' European private debt business), Ares' commercial real estate business (which includes private funds and Ares Commercial Real Estate Corporation (NYSE: ACRE)) as well as certain other private funds and managed accounts. The Ares Private Debt Group also co-manages the SSLP. In the aggregate, the Ares Private Debt Group had approximately $19.5 billion of total committed capital under management as of April 30, 2012, including capital which may be committed for investment both directly and through certain financial services portfolio companies of the Company. The Ares Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component. The Ares Private Debt Group also makes equity investments in private middle-market companies, usually in conjunction with a concurrent debt investment.

  •
  Capital Markets Group.  The Ares Capital Markets Group had approximately $23.8 billion of total committed capital under management as of April 30, 2012 and focuses primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Equity Group.  The Ares Private Equity Group had approximately $8.5 billion of total committed capital under management as of April 30, 2012, primarily through Ares Corporate Opportunities Fund L.P., Ares Corporate Opportunities Fund II, L.P., Ares Corporate Opportunities Fund III, L.P. and Ares Corporate Opportunities Fund IV, L.P. (collectively referred to as "ACOF"). ACOF generally makes private equity investments in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. In particular, the Ares Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

        Ares' senior partners have been working together as a group for many years and have an average of over 22 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a team of approximately 235 highly disciplined investment professionals covering current investments in more than 1,100 companies across over 30 industries. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and certain high net worth individuals investing in Ares' funds.

Ares Capital Management

        Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 80 U.S.-based investment professionals led by the senior partners of the Ares Private Debt Group: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members, including the senior partners of the Ares Private Debt Group, senior partners in the Ares Private Equity Group and a senior adviser to the Ares Capital Markets Group.

MARKET OPPORTUNITY

        We believe that current market conditions present attractive opportunities for us to invest in middle-market companies; specifically:

  •
  We believe that the volatility in global markets over the last several years has reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition and generally more favorable capital structures and deal terms. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that many traditional bank lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders are limited in their ability to underwrite and syndicate bank loans and high yield securities for middle-market issuers as they seek to build capital and meet future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle market companies and therefore more new-issue market opportunities for us.

  •
  We believe that there is a lack of market participants that are willing to not only underwrite but also hold loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe there is a large pool of uninvested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources, such as us.

  •
  We believe that the scheduled expirations of reinvestment periods for a significant amount of collateralized loan obligation vehicles may reduce the amount of funding available for larger middle market businesses over time.

  •
  A high volume of senior secured and high yield debt will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

COMPETITIVE ADVANTAGES

        We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

        As of April 30, 2012, Ares had approximately $52 billion of total committed capital under management in the related asset classes of non-syndicated first and second lien senior loans, syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital. Specifically, the Ares platform provides the Company an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit the investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information. Ares' senior partners have an average of more than 22 years of experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities.

Seasoned Management Team

        The investment professionals in the Ares Private Debt Group and members of our investment adviser's investment committee have significant experience originating and investing across market cycles. As a result of Ares' extensive investment experience in private debt and the history of the Ares Private Debt Group's seasoned management team, Ares Capital has developed a strong reputation for an ability to originate and invest across market cycles. This experience also provided Ares Capital with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

        We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies across multiple channels. We also leverage the extensive relationships of the broader Ares platform, including relationships with the portfolio companies held by the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Experience with and Focus on Middle-Market Companies

        Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Private Debt Group works closely with Ares' other investment professionals, who together currently oversee a portfolio of investments in over 1,100 companies across over 30 industries, and provide access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

        In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 22 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

        We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 30 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

Scale and Flexible Transaction Structuring

        We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible in structuring investments, including the types of investments and the terms associated with such investments. Ares has extensive experience investing in a wide variety of structures for companies with a diverse set of terms and conditions. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

OPERATING AND REGULATORY STRUCTURE

        Our investment activities are managed by Ares Capital Management, which is wholly owned by Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

        As a BDC, we are required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See "Business—Operating and Regulatory Structure" and "Regulation." We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Certain Material U.S. Federal Income Tax Considerations."

MARKET CONDITIONS

        Due to the volatility in global markets, the availability of capital and access to capital markets has been limited over the last several years. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. However, given the unprecedented nature of the volatility in the global markets over the past several years and the uncertainty around the strength of the U.S. and global economies, there can be no assurances that these activities will be successful. While the current markets have improved from various periods of market dislocation and volatility, there can be no assurance that they will not worsen again in the future. If they do, we could face materially higher financing costs. Consequently, our operating strategy could be materially and adversely affected. See "Risk Factors—Risks Relating to Our Business—Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future continue to have, a negative impact on our business and operations."

        In connection with the prior depressed market conditions of the general economy, the stocks of BDCs as an industry have in the past traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. In some cases, certain BDCs became "forced sellers" of assets, defaulted on their indebtedness, decreased their distributions to stockholders or announced share repurchase programs. We cannot assure you that the market pressures we may face in the future will not have a material adverse effect on our business, financial condition and results of operations.

ACQUISITION OPPORTUNITIES

        We believe the dislocation and illiquidity in the credit markets over the past several years has increased the likelihood of further consolidation in our industry. To that end, we and our portfolio company IHAM are evaluating (and expect to continue to evaluate in the future) a number of potential strategic acquisition opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  contracts to manage CLO vehicles and other investment vehicles;

  •
  other private and public finance companies or asset managers; and

  •
  selected secondary market assets.

        We and our portfolio company IHAM have been and from time to time engage in discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies. Some of these transactions could be material to our business and, if consummated, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, none of these discussions has progressed to the point where the consummation of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Consummation of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors (after having determined that such transaction is in the best interest of our stockholders), any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that definitive documentation for any such transaction would be executed or even if executed, that any such transaction would be consummated. In connection with evaluating potential strategic acquisition and investment transactions, we have, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

LIQUIDITY

        As of March 31, 2012, we had $2.1 billion in aggregate principal amount of total consolidated indebtedness, approximately $1.5 billion aggregate principal amount of which was unsecured indebtedness of Ares Capital and approximately $0.6 billion of which was secured indebtedness of our wholly owned subsidiaries.

        As of March 31, 2012, of the $2.1 billion aggregate principal amount of total outstanding indebtedness: (i) no amounts were outstanding under our revolving credit facility (the "Revolving Credit Facility"), (ii) $485.0 million in aggregate principal amount of indebtedness was outstanding under the revolving funding facility of our wholly owned subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP") (the "Revolving Funding Facility"), (iii) $31.8 million in aggregate principal amount of indebtedness was outstanding under the revolving funding facility of our wholly owned subsidiary, Ares Capital JB Funding LLC ("ACJB"), with Sumitomo Mitsui Banking Corporation ("SMBC") (the "SMBC Funding Facility" and, together with the Revolving Credit Facility and the Revolving Funding Facility, the "Facilities"), (iv) $60.0 million aggregate principal amount of our CLO Notes (as defined below) were outstanding under our debt securitization (the "Debt Securitization"), (v) $143.8 million aggregate principal amount of our 7.00% senior notes that mature on February 15, 2022 (the "2022 Notes") were outstanding, (vi) $200.0 million aggregate principal amount of our 7.75% senior notes that mature on October 15, 2040 (the "2040 Notes") were outstanding, (vii) $230.0 million aggregate principal amount of our 6.875% senior notes due on April 15, 2047 (the "2047 Notes" and, together with the 2022 Notes and the 2040 Notes, the "Unsecured Notes") were outstanding, (viii) $575.0 million aggregate principal amount of our convertible senior unsecured notes that mature on February 1, 2016 (the "February 2016 Convertible Notes") were outstanding, (ix) $230.0 million aggregate principal amount of our convertible senior unsecured notes that mature on June 1, 2016 (the "June 2016 Convertible Notes") were outstanding and (x) $162.5 million aggregate principal amount of our convertible senior unsecured notes that mature on March 15, 2017 (the "2017 Convertible Notes" and, together with the February 2016 Convertible Notes and the June 2016 Convertible Notes, the "Convertible Notes") were outstanding.

        For more information on the Company's debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" and "Recent Developments."

RECENT DEVELOPMENTS

        In May 2012, we amended the Revolving Credit Facility to, among other things, (i) increase the commitment size of the facility from $810 million to $900 million, (ii) extend the maturity date from January 22, 2013 to May 4, 2016, (iii) extend the expiration of the revolving period from January 22, 2013 to May 4, 2015, (iv) reduce the stated interest rate by replacing the pricing grid with an applicable spread over LIBOR of 2.25% (with no floor) or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.25% and (v) reduce the commitment fee to 0.375% for any unused portion of the Revolving Credit Facility. The amended Revolving Credit Facility includes an "accordion" feature that allows the Company, under certain circumstances, to increase the size of the facility to a maximum of $1,350 million.

RISK FACTORS

        Investing in Ares Capital involves risks. The following is a summary of certain risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors" beginning on page 24 for a more detailed discussion of the factors you should carefully consider before deciding to invest in our securities.

Risks Relating to Our Business

  •
  Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future continue to have, a negative impact on our business and operations.

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  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

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  We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

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  Our financial condition and results of operations depend on our ability to manage future growth effectively.

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  Our ability to grow depends on our ability to raise capital.

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  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

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  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

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  In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

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  Our credit ratings may change and as a result the cost and flexibility under our debt instruments may change.

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  We operate in a highly competitive market for investment opportunities.

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  We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC.

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  We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

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  We are exposed to risks associated with changes in interest rates.

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  Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

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  The lack of liquidity in our investments may adversely affect our business.

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  We may experience fluctuations in our quarterly results.

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  There are significant potential conflicts of interest that could impact our investment returns.

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  Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

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  Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

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  We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

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  We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted.

Risks Relating to Our Investments

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  Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

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  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

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  Investments in privately held middle-market companies involve significant risks.

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  Our debt investments may be risky and we could lose all or part of our investment.

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  Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

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  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

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  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

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  When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

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  Our portfolio companies may be highly leveraged.

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  Our investment adviser's incentive fee may induce it to make certain investments, including speculative investments.

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  Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

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  We may expose ourselves to risks if we engage in hedging transactions.

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  We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

Risks Relating to Offerings Pursuant to this Prospectus

  •
  Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

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  There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

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  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

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  Investing in our common stock may involve an above average degree of risk.

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  The market price of our common stock may fluctuate significantly.

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  We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

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  The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

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  Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

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  Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

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  Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

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  Our stockholders may experience dilution upon the conversion of the Convertible Notes.

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  Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

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  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

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  The trading market or market value of our publicly issued debt securities may fluctuate.

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  Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

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  Our credit ratings may not reflect all risks of an investment in our debt securities.

OUR CORPORATE INFORMATION

        Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

OFFERINGS

        We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus."

        At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting. On April 20, 2012, we filed our definitive proxy statement (the "2012 Proxy Statement") for our 2012 annual stockholders meeting. The 2012 Proxy Statement sets forth certain proposals to be voted upon at the 2012 annual stockholders meeting (currently expected to take place on June 4, 2012), including a proposal that, if approved by stockholders, would have the effect of extending this approval to the earlier of the one-year anniversary of the date of the 2012 annual stockholders meeting and the date of our 2013 annual stockholders meeting.

        We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes, among other things, (a) investing in portfolio companies in accordance with our investment objective and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."
Distributions

We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. For more information, see "Price Range of Common Stock and Distributions."

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any income and gain that we distribute to our stockholders as dividends on a timely basis. Among other things, in order to maintain our RIC status, we must meet specified source of income and asset diversification requirements and distribute annually generally an amount equal to at least 90% of our investment company taxable income, out of assets legally available for distribution. See "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC" and "Price Range of Common Stock and Distributions."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a cash dividend, then stockholders' dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash. Stockholders whose cash dividends are reinvested in additional shares of our common stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market symbol	"ARCC"
Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Capital Stock."

Leverage

We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

Management arrangements

Ares Capital Management serves as our investment adviser. Ares Operations serves as our administrator. For a description of Ares Capital Management, Ares Operations, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."

Available information

We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The information on our website is not deemed incorporated by reference in this prospectus. The SEC also maintains a website at www.sec.gov that contains this information.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid or to be paid by "you," "us," "the Company" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will directly or indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	—	(4)

Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(5):
Management fees	2.43	%(6)
Incentive fees payable under investment advisory and management agreement (20% of pre-incentive fee net investment income and 20% of cumulative net realized capital gains net of unrealized capital depreciation, subject to certain limitations)	2.47	%(7)
Interest payments on borrowed funds	3.91	%(8)
Other expenses	1.38	%(9)
Acquired fund fees and expenses	0	%(10)

Total annual expenses (estimated)	10.19	%(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
The "consolidated net assets attributable to common stock" used to calculate the percentages in this table is our average net assets of $3.4 billion for the three months ended March 31, 2012.

(6)
Our management fee is currently 1.5% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents. The 2.43% reflected on the table is higher than 1.5% because it is calculated on our average net assets (rather than our average total assets). See "Management—Investment Advisory and Management Agreement."

(7)
This item represents our investment adviser's incentive fees estimated by annualizing our pre-incentive fee net investment income for the three months ended March 31, 2012 and assumes that the incentive fees earned at the end of the 2012 calendar year will be based on the actual cumulative realized capital gains computed net of cumulative realized capital losses and unrealized capital depreciation as of March 31, 2012. For purposes of this table, we have assumed that this fee will remain constant although it is based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. We expect to invest or otherwise utilize all of the net proceeds from securities registered under the registration statement of which this prospectus is a part pursuant to a particular prospectus supplement within three months of the date of the offering pursuant to such prospectus supplement and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of offerings pursuant to this prospectus. Since our initial public offering through March 31, 2012, the average quarterly incentive fee payable to our investment adviser has been approximately 0.63% of our weighted average net assets (2.52% on an annualized basis). For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the year ended December 31, 2011 and the three months ended March 31, 2012.
  The incentive fee consists of two parts:
  The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.
  The second part, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
  We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period.
  These calculations will be adjusted for any share issuances or repurchases.
  "Incentive fees payable under investment advisory and management agreement" does not include an accrual (in accordance with GAAP) for a capital gains incentive fee of $5.7 million for the three months ended March 31, 2012, because no capital gains incentive fee was payable under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee (as defined below) plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.
  See "Management—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents our interest expense estimated by annualizing our actual interest and credit facility expenses incurred for the three months ended March 31, 2012. During the three months ended March 31, 2012, our average outstanding borrowings were $1,999.1 million and cash paid for interest expense was $29.5 million. We had outstanding borrowings of $2,118.1 million (with a carrying value of $2,018.9 million) at March 31, 2012. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The prospectus supplement related to the offering of any debt securities pursuant to this prospectus will calculate this item based on the effects of our borrowings and interest costs after the issuance of such debt securities. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors' and our investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(9)
Includes our overhead expenses, including payments under our administration agreement (as defined below), based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, and income taxes. Such expenses are estimated by annualizing "Other expenses" for the three months ended March 31, 2012. The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses. See "Management—Administration Agreement."

(10)
The Company's stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act ("Acquired Funds") in which the Company invests. This amount includes the estimated annual fees and expenses of Acquired Funds in which the Company is invested as of March 31, 2012. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses estimates are based on historic fees and expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and expenses are estimates based on expected fees and expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time.

(11)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return(1)	$79	$231	$373	$695

(1)
The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $89; 3 years, $259; 5 years, $417; and 10 years, $768. However, cash payment of the capital incentive fee would be deferred if, during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

        The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

        The following selected financial and other data as of and for the years ended December 31, 2011, 2010, 2009, 2008 and 2007 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected financial and other data for the three months ended March 31, 2012 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus or the accompanying prospectus supplement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Three Months Ended March 31, 2012 and
As of and For the Years Ended December 31, 2011, 2010, 2009, 2008 and 2007
(dollar amounts in millions, except per share data)

	As of and For the Three Months Ended March 31, 2012	As of and For the Year Ended December 31, 2011	As of and For the Year Ended December 31, 2010	As of and For the Year Ended December 31, 2009	As of and For the Year Ended December 31, 2008	As of and For the Year Ended December 31, 2007
Total Investment Income	$167.7	$634.5	$483.4	$245.3	$240.4	$188.9
Total Expenses	88.0	344.6	262.2	111.3	113.2	94.8

Net Investment Income Before Income Taxes	79.7	289.9	221.2	134.0	127.2	94.1

Income Tax Expense (Benefit), Including Excise Tax	2.7	7.5	5.4	0.6	0.2	(0.8)

Net Investment Income	77.0	282.4	215.8	133.4	127.0	94.9

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies, Extinguishment of Debt and Other Assets	28.5	37.1	280.1	69.3	(266.5)	(4.1)
Gain on the Allied Acquisition	—	—	195.9	—	—	—

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$105.5	$319.5	$691.8	$202.7	$(139.5)	$90.8

Per Share Data:
Net Increase (Decrease) in Stockholder's Equity Resulting from Operations:
Basic(1)	$0.49	$1.56	$3.91	$1.99	$(1.56)	$1.34
Diluted(1)	$0.49	$1.56	$3.91	$1.99	$(1.56)	$1.34
Cash Dividend Declared	$0.37	$1.41	$1.40	$1.47	$1.68	$1.66
Net Asset Value	$15.47	$15.34	$14.92	$11.44	$11.27	$15.47
Total Assets	$5,609.1	$5,387.4	$4,562.5	$2,313.5	$2,091.3	$1,829.4
Total Debt (Carrying Value)	$2,018.9	$2,073.6	$1,378.5	$969.5	$908.8	$681.5
Total Debt (Principal Amount)	$2,118.1	$2,170.5	$1,435.1	$969.5	$908.8	$681.5
Total Stockholders' Equity	$3,433.3	$3,147.3	$3,050.5	$1,257.9	$1,094.9	$1,124.6
Other Data:
Number of Portfolio Companies at Period End(2)	143	141	170	95	91	78
Principal Amount of Investments Purchased	$382.5	$3,239.0	$1,583.9	$575.0	$925.9	$1,251.3
Principal Amount of Investments Acquired as part of the Allied Acquisition	$—	$—	$1,833.8	$—	$—	$—
Principal Amount of Investments Sold and Repayments	$319.1	$2,468.2	$1,555.9	$515.2	$485.3	$718.7
Weighted Average Yield of Debt and Other Income Producing Securities at Fair Value(3):	12.0%	12.0%	12.9%	12.7%	12.8%	11.7%
Weighted Average Yield of Debt and Other Income Producing Securities at Amortized Cost(3):	12.2%	12.1%	13.2%	12.1%	11.7%	11.6%
Total Return Based on Market Value(4)	8.2%	2.3%	43.6%	119.9%	(45.3)%	(14.8)%
Total Return Based on Net Asset Value(5)	3.2%	10.5%	31.6%	17.8%	(11.2)%	9.0%

(1)
In accordance with Accounting Standards Codification ("ASC") 260-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share), the weighted average shares of common stock outstanding used in computing basic and diluted earnings per common share have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a rights offering.

(2)
Includes commitments to portfolio companies for which funding had yet to occur.

(3)
Weighted average yield on debt and other income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and other income producing securities, divided by (b) total debt and other income producing securities at fair value. Weighted average yield on debt and other income producing securities at amortized cost is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and other income producing securities at amortized cost.

(4)
Total return based on market value for the three months ended March 31, 2012 equals the increase of the ending market value at March 31, 2012 of $16.35 per share over the ending market value at December 31, 2011 of $15.45 per share plus the declared dividends of $0.37 per share for the three months ended March 31, 2012. Total return based on market value for the year ended December 31, 2011 equals the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the declared dividends of $1.41 per share for the year ended December 31, 2011. Total return based on market value for the year ended December 31, 2010 equals the increase of the ending market value at December 31, 2010 of $16.48 per share over the ending market value at December 31, 2009 of $12.45 per share plus the declared dividends of $1.40 per share for the year ended December 31, 2010. Total return based on market value for the year ended December 31, 2009 equals the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009. Total return based on market value for the year ended December 31, 2008 equals the decrease of the ending market value at December 31, 2008 of $6.33 per share from the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008. Total return based on market value for the year ended December 31, 2007 equals the decrease of the ending market value at December 31, 2007 of $14.63 per share from the ending market value at December 31, 2006 of $19.11 per share plus the declared dividends of $1.66 per share for the year ended December 31, 2007. Total return based on market value is not annualized.

(5)
Total return based on net asset value for the three months ended March 31, 2012 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $0.37 per share for the three months ended March 31, 2012, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2011 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.41 per share for the year ended December 31, 2011, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2010 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.40 per share for the year ended December 31, 2010, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2009 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2008 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2007 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the beginning net asset value. Total return based on net asset value is not annualized.

SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2012
	Q4	Q3	Q2	Q1
Total investment income	—	—	—	$167,738
Net investment income before net realized and unrealized gains (losses) and incentive compensation	—	—	—	$103,424
Incentive compensation	—	—	—	$26,386
Net investment income before net realized and unrealized gains	—	—	—	$77,038
Net realized and unrealized gains (losses)	—	—	—	$28,509
Net increase in stockholders' equity resulting from operations	—	—	—	$105,547
Basic and diluted earnings per share	—	—	—	$0.49
Net asset value per share as of the end of the quarter	—	—	—	$15.47

	2011
	Q4	Q3	Q2	Q1
Total investment income	$187,123	$167,365	$144,307	$135,691
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$121,990	$108,517	$85,509	$78,764
Incentive compensation	$29,531	$10,159	$41,746	$30,941
Net investment income before net realized and unrealized gains	$92,459	$98,358	$43,763	$47,823
Net realized and unrealized gains (losses)	$25,666	$(57,719)	$(6,840)	$75,943
Net increase in stockholders' equity resulting from operations	$118,125	$40,639	$36,923	$123,766
Basic and diluted earnings per share	$0.58	$0.20	$0.18	$0.61
Net asset value per share as of the end of the quarter	$15.34	$15.13	$15.28	$15.45

	2010
	Q4	Q3	Q2		Q1
Total investment income	$157,170	$138,126	$121,590		$66,510
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$99,323	$89,025	$64,514		$39,849
Incentive compensation	$35,973	$17,805	$14,973		$8,144
Net investment income before net realized and unrealized gains (losses)	$63,350	$71,220	$49,541		$31,705
Net realized and unrealized gains (losses)	$93,538	$57,157	$280,613	(1)	$44,710
Net increase in stockholders' equity resulting from operations	$156,888	$128,377	$330,154		$76,415
Basic and diluted earnings per share	$0.79	$0.67	$1.73		$0.61
Net asset value per share as of the end of the quarter	$14.92	$14.43	$14.11		$11.78

(1)
Includes gain on the Allied Acquisition of $195,876.

RISK FACTORS

        Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future continue to have, a negative impact on our business and operations.

        The U.S. capital markets have been in a period of disruption for an extended period of time as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have improved from the beginning of the disruption, there have been recent periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions continue, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting. On April 20, 2012, we filed the 2012 Proxy Statement for our 2012 annual stockholders meeting. The 2012 Proxy Statement sets forth certain proposals to be voted upon at our 2012 annual stockholders meeting (currently expected to take place on June 4, 2012), including a proposal that, if approved by stockholders, would have the effect of extending this approval to the earlier of the one-year anniversary of the date of our 2012 annual stockholders meeting and the date of our 2013 annual stockholders meeting. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

        Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness under similar terms and any failure to do so could have a material adverse effect on our business.

        Given the extreme volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. At times during the recent significant changes in the capital markets, our ability to raise capital was affected and consequently the pace of our investment activity had slowed. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse impact on our business, financial condition or results of operations.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

        If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

        We depend on the diligence, skill and network of business contacts of certain key personnel of the Ares Private Debt Group. We also depend, to a significant extent, on access to the investment professionals of other groups within Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success depends on the continued service of the key personnel of the Ares Private Debt Group. The departure of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

        Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

        Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser's investment committee have substantial responsibilities in connection with their roles at Ares and with the other

Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that we will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

        In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

Our ability to grow depends on our ability to raise capital.

        We will need to periodically access the capital markets to raise cash to fund new investments. We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

        In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as "senior securities," such that our asset coverage, as defined in the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to maintain our current Facilities, obtain other lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

        We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as calculated in accordance with the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of March 31, 2012, our asset coverage for senior securities was 270%.

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

        At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting. On April 20, 2012, we filed the 2012 Proxy Statement for our 2012 annual stockholders meeting. The 2012 Proxy Statement sets forth certain proposals to be voted upon at our 2012 annual stockholders meeting (currently expected to take place on June 4, 2012), including a proposal that, if approved by stockholders, would have the effect of extending this approval to the earlier of the one-year anniversary of the date of our 2012 annual stockholders meeting and the date of our 2013 annual stockholders meeting.

        To generate cash for funding new investments, we have also securitized, and may in the future seek to securitize, our loans. To securitize loans, we may create a separate, wholly owned subsidiary and contribute or sell a pool of loans to such subsidiary (or one of its subsidiaries). Such subsidiary may then sell equity, issue debt or sell interests in the pool of loans, on a limited-recourse basis, the payments on which are generally limited to the pool of loans and the proceeds therefrom. We may also retain a portion of the equity interests in the securitized pool of loans. Any retained equity would be exposed to losses on the related pool of loans before any of the related debt securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy. The securitization market is subject to changing market conditions (including the unprecedented dislocation of the securitization and finance markets over the past several years generally) and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests may be those that are riskier and more apt to generate losses. The Investment Company Act may also impose restrictions on the structure of any securitization.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

        Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under our Facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage.

        Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

        As of March 31, 2012, we had $516.8 million of outstanding borrowings under our Facilities, $60.0 million in aggregate principal amount outstanding of our CLO Notes (excluding the Retained Notes (as defined below)), $573.8 million in aggregate principal amount outstanding of the Unsecured Notes and $967.5 million in aggregate principal amount outstanding of our Convertible Notes. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2012 total assets of at least 1.9%. The weighted average stated interest rate charged on our outstanding indebtedness as of March 31, 2012 was 5.1%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or issue additional debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). For more information on the Company's indebtedness, see "Recent Developments." Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

        Our Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew our Facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition or results of operations.

        The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the weighted average stated interest rate of 5.1% as of March 31, 2012, together with (a) our total value of net assets as of March 31, 2012; (b) $2,118.1 million of principal indebtedness outstanding as of March 31, 2012 and (c) hypothetical annual returns on our portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses)(1)	(15)%	(10)%	(5)%	0%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	(27.68)%	(19.51)%	(11.34)%	(3.17)%	5.00%	13.17%	21.34%

(1)
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulation, this table is calculated as of March 31, 2012. As a result, it has not been updated to take into account any changes in assets or leverage since March 31, 2012.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at March 31, 2012 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 5.1% by the $2,118.1 million of principal debt) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of March 31, 2012 to determine the "Corresponding Return to Common Stockholders."

In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

        The agreements governing the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes require us to comply with certain financial and operational covenants. These covenants include:

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  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

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  restrictions on our ability to incur liens; and

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  maintenance of a minimum level of stockholders' equity.

        As of the date of this prospectus, we are in compliance in all material respects with the covenants of the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, net unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders' equity.

        Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes. Failure to comply with these covenants could result in a default under the Facilities, the CLO Notes, the Unsecured Notes or the Convertible Notes that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

Our credit ratings may change and as a result the cost and flexibility under our debt instruments may change.

        As of March 31, 2012, we had a long-term counterparty credit rating from Standard & Poor's Ratings Services of "BBB," a long-term issuer default rating from Fitch Ratings of "BBB" and a long-term issuer rating from Moody's Investors Service of "Ba1." Interest expense on our Revolving Credit Facility is based on a pricing grid that fluctuates depending on our credit ratings. There can be no assurance that our ratings will be maintained. If our ratings are downgraded, our cost of borrowing will increase.

        In addition, if the ratings of our CLO Notes are downgraded, our ability to engage in certain transactions in respect of the investments held in the Debt Securitization, among other things, may under certain circumstances be restricted and certain principal proceeds may under certain circumstances be required to be used to further reduce the outstanding principal balance of the CLO Notes. There can be no assurance that the CLO Notes ratings will be maintained.

        In addition, ratings agencies are required to make substantial changes to their ratings policies and practices as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which President Obama signed into law on July 21, 2010. There can be no assurance that such changes will not affect our ratings.

We operate in a highly competitive market for investment opportunities.

        A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

        We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

        We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC.

        We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our income and gain that we distribute to our stockholders as dividends on a timely basis. We will be subject to corporate-level U.S. federal income tax on any undistributed income and/or gain. To qualify as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

        To satisfy the Annual Distribution Requirement (as defined below) for a RIC we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. We have the ability to pay a large portion of our dividends in shares of our stock, and as long as a portion of such dividend is paid in cash and other requirements are met, such stock dividends will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in our non-U.S. stockholders being subject to withholding tax in respect of amounts distributed in our stock. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate- level income tax on all of our income and/or gain.

        To qualify as a RIC, we must also meet certain annual source of income requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. The recently enacted "Regulated Investment Company Modernization Act of 2010," which is effective for 2011 and later tax years, provides some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the source of income or asset diversification requirements.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we are required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise, for example, if we receive warrants in connection with the making of a loan, or payment-in-kind ("PIK") interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Such original issue discount or PIK interest are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions or cancellation of indebtedness income resulting from a restructuring of an investment in debt securities.

        Since, in certain cases, we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level taxes. Such a failure would have a material adverse effect on us and on our stockholders. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We are exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and rate of return on invested capital. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

        Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our shares. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

        A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). The valuation process is conducted at the end of each fiscal quarter, with a minimum of 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, we may use additional independent valuation firms to review the value of our investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, our independent accountants review our valuation process as part of their overall integrated audit. The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded companies, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are materially higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

        As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

        Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Certain members of our investment adviser's investment committee have significant responsibilities for other Ares funds. For example, Messrs. Ressler and Rosenthal are required to devote a substantial majority of their business time to the affairs of ACOF. Similarly, although the professional staff of our investment adviser will devote as much time to the management of the Company as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among the Company, on the one hand, and investment vehicles managed by Ares or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to the business of the Company but will instead be allocated between the business of the Company and the management of these other investment vehicles. However, Ares believes that the efforts of such individuals are synergistic with and beneficial to the affairs of Ares Capital, ACOF and these other investment vehicles managed by Ares or its affiliates.

        In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. Consequently, we, on the one hand, and these other entities, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares. In addition, there may be conflicts in the allocation of investment opportunities among us and the funds managed by us or one or more of our controlled affiliates or among the funds they manage. We may or may not participate in investments made by funds managed by us or one or more of our controlled affiliates.

        We have from time to time sold assets to certain of the vehicles managed by IHAM and, as part of our investment strategy, we may offer to sell additional assets to vehicles managed by us and/or one or more of our controlled affiliates (including IHAM) or we may purchase assets from vehicles managed by us and/or one or more of our controlled affiliates. In addition, vehicles managed by us or one or more of our controlled affiliates (including IHAM) may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between us and funds managed by us or one of our controlled affiliates.

        We pay management and incentive fees to our investment adviser, and reimburse our investment adviser for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve if distributions were made on a gross basis.

        Our investment adviser's base management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and, consequently, our investment adviser may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness or to make future investments.

        The part of the incentive fee payable by us to our investment advisor that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

        Our investment advisory and management agreement renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company as defined in Section 2(a)(19) of the Investment Company Act. However, both we and our investment adviser have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. See "Management—Investment Advisory and Management Agreement." While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

        We are party to an administration agreement (as defined below), with our administrator, Ares Operations, a wholly owned subsidiary of Ares, pursuant to which our administrator furnishes us with administrative services and we pay our administrator at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

        Our portfolio company, IHAM, is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with administrative services and IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with our investment adviser, pursuant to which our investment adviser provided similar services.

        We are party to an office lease that will expire in February 2026 pursuant to which we are leasing office facilities from a third party. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of our office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by us under our office lease, plus certain additional costs and expenses.

        As a result of the arrangements described above, there may be times when the management team of Ares (including those members of management focused primarily on managing Ares Capital) has interests that differ from those of our stockholders, giving rise to a conflict.

        Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of dispositions of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of the Company and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

        We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

        On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

        Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Our Investments—Our investment adviser's incentive fee may induce it to make certain investments, including speculative investments."

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

        Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

        Under the investment advisory and management agreement, we will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

        If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default on the obligation that resulted in the accrual of such income.

We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted.

        We cannot assure you that Ares Capital will replicate Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Ares managed funds.

        Further, we and certain of our controlled affiliates are prohibited under the Investment Company Act from knowingly participating in certain transactions with our upstream affiliates, or our investment adviser and its affiliates, without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our upstream affiliate for purposes of the Investment Company Act and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The Investment Company Act also prohibits "joint" transactions with an upstream affiliate, or our investment adviser or its affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. In addition, we and certain of our controlled affiliates are prohibited from buying or selling any security from or to, or entering into joint transactions with, our investment adviser and its affiliates, or any person who owns more than 25% of our voting securities or is otherwise deemed to control, be controlled by, or be under common control with us, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances.

        We have applied for an exemptive order from the SEC that would permit us and certain of our controlled affiliates to co-invest with funds managed by Ares. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we or our controlled affiliates will be permitted to co-invest with funds managed by Ares, other than in the limited circumstances currently permitted by regulatory guidance or in the absence of a joint transaction.

RISKS RELATING TO OUR INVESTMENTS

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic downturns or recessions (including the economic downturn that began in 2007) and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects during the economic downturn that began in 2007 and may experience such effects again in any future downturn or recession.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Investments in privately held middle-market companies involve significant risks.

        We primarily invest in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

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  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  there is generally little public information about these companies. These companies and their financial information are not subject to the Securities Exchange Act of 1934 (the "Exchange Act") and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

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  they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

  •
  they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky and we could lose all or part of our investment.

        The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. We also invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

        We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns and in recent years has significantly under performed relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

  •
  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

  •
  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

  •
  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

        There are special risks associated with investing in preferred securities, including:

  •
  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

        Additionally, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

        We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Ares Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Ares Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

        As a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have traditionally made and controlled portfolio company equity investments, became part of our portfolio. We continue to actively seek opportunities over time to dispose of certain of these investments and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt or other investments. However, there can be no assurance that this strategy will be successful.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

        When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

        Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investment adviser's incentive fee may induce it to make certain investments, including speculative investments.

        The incentive fee payable by us to Ares Capital Management may create an incentive for Ares Capital Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock and the holders of securities convertible into our common stock. In addition, our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on such accrued interest that we never actually receive.

        Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

        We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

        Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

        The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risk Relating to Our Business—We are exposed to risks associated with changes in interest rates."

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

        We may initially invest a portion of the net proceeds of offerings primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

        Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry, including at times shares of our common stock, traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting. On April 20, 2012, we filed the 2012 Proxy Statement for our 2012 annual stockholders meeting. The 2012 Proxy Statement sets forth certain proposals to be voted upon at our 2012 annual stockholders meeting (currently expected to take place on June 4, 2012), including a proposal that, if approved by stockholders, would have the effect of extending this approval to the earlier of the one-year anniversary of the date of our 2012 annual stockholders meeting and the date of our 2013 annual stockholders meeting.

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

        In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Price Range of Common Stock and Distributions."

        The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act (the "Business Combination Act"), subject to any applicable requirements of the Investment Company Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board or disinterested directors do not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the "Control Share Acquisition Act") acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

        We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors into three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock into one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our common stock may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

        The capital and credit markets have experienced periods of extreme volatility and disruption over the past several years. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

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  changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

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  loss of our RIC status;

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  changes in our earnings or variations in our operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of key personnel of Ares;

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  operating performance of companies comparable to us;

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  short-selling pressure with respect to shares of our common stock or BDCs generally;

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  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Notes;

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  uncertainty surrounding the strength of the U.S. economic recovery;

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  concerns regarding European sovereign debt;

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  general economic trends and other external factors; and

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  loss of a major funding source.

        In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

        The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, preferred stock constitutes a "senior security" for purposes of the 200% asset coverage test.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

        At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting. On April 20, 2012, we filed the

2012 Proxy Statement for our 2012 annual stockholders meeting. The 2012 Proxy Statement sets forth certain proposals to be voted upon at our 2012 annual stockholders meeting (currently expected to take place on June 4, 2012), including a proposal that, if approved by stockholders, would have the effect of extending this approval to the earlier of the one-year anniversary of the date of our 2012 annual stockholders meeting and the date of our 2013 annual stockholders meeting.

        In addition, at our 2009 annual stockholders meeting, our stockholders approved a proposal authorizing us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of our common stock). The authorization granted to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration.

        Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders' best interests.

        If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

        In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

        Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

        In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

        In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock" and "Sales of Common Stock Below Net Asset Value."

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

        We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

        All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Notes.

        The February 2016 Convertible Notes are convertible into shares of our common stock beginning August 15, 2015 or, under certain circumstances, earlier. The June 2016 Convertible Notes are convertible into shares of our common stock beginning on December 15, 2015 or, under certain circumstances, earlier. The 2017 Convertible Notes are convertible into shares of our common stock beginning on September 15, 2016 or, under certain circumstances, earlier. Upon conversion of the Convertible Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the February 2016 Convertible Notes is approximately $19.13 per share of common stock, the current conversion price of the June 2016 Convertible Notes is approximately $19.04 per share and the current conversion price of the 2017 Convertible Notes is approximately $19.34 per share, in each case subject to adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

        In order to satisfy the Annual Distribution Requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for dividends declared with respect to our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Convertible Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The trading market or market value of our publicly issued debt securities may fluctuate.

        Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

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  the time remaining to the maturity of these debt securities;

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  the outstanding principal amount of debt securities with terms identical to these debt securities;

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  the ratings assigned by national statistical ratings agencies;

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  the general economic environment;

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  the supply of debt securities trading in the secondary market, if any;

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  the redemption or repayment features, if any, of these debt securities;

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  the level, direction and volatility of market interest rates generally; and

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  market rates of interest higher or lower than rates borne by the debt securities.

        You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

        If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

        Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

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  our, or our portfolio companies', future business, operations, operating results or prospects;

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  the return or impact of current and future investments;

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  the impact of a protracted decline in the liquidity of credit markets on our business;

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  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including the interpretation thereof) governing our operations or the operations of our portfolio companies;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to recover unrealized losses;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  our contractual arrangements and relationships with third parties;

  •
  Middle East turmoil and the potential for rising energy prices and its impact on the industries in which we invest;

  •
  the general economy and its impact on the industries in which we invest;

  •
  the uncertainty surrounding the strength of the U.S. economic recovery;

  •
  European sovereign debt issues;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully complete and integrate any acquisitions;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

        We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus.

        The forward-looking statements included in this prospectus have been based on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

        The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Exchange Act.

USE OF PROCEEDS

        Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, which may include indebtedness ($2.2 billion aggregate principal amount outstanding as of May 4, 2012) under (a) the Revolving Credit Facility ($0.0 million aggregate principal amount outstanding), (b) the Revolving Funding Facility ($500.0 million aggregate principal amount outstanding), (c) the SMBC Funding Facility ($61.3 million aggregate principal amount outstanding), (d) the CLO Notes under the Debt Securitization ($60.0 million aggregate principal amount outstanding), (e) the 2022 Notes ($143.8 million aggregate principal amount outstanding), (f) the 2040 Notes ($200.0 million aggregate principal amount outstanding), (g) the 2047 Notes ($230.0 million aggregate principal amount outstanding), (h) the February 2016 Convertible Notes ($575.0 million aggregate principal amount outstanding), (i) the June 2016 Convertible Notes ($230.0 million aggregate principal amount outstanding) and (j) the 2017 Convertible Notes ($162.5 million aggregate principal amount outstanding).

        Subject to certain exceptions, the interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one, two, three or six month) plus an applicable spread of 2.25% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.25%. As of May 4, 2012, the one, two, three and six month LIBOR were 0.24%, 0.35%, 0.47% and 0.73%, respectively. The Revolving Credit Facility matures on May 4, 2016. Subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus an applicable spread of 2.50% or on a "base rate" (as defined in the agreements governing the Revolving Funding Facility) plus an applicable spread of 1.50%. The Revolving Funding Facility is scheduled to expire on January 18, 2017 (subject to a one-year extension option exercisable upon mutual consent). Subject to certain exceptions, the interest charged on the indebtedness incurred under the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. The SMBC Funding Facility is scheduled to expire on January 20, 2020 (subject to two one-year extension options exercisable upon mutual consent). As of May 4, 2012, the blended pricing of the CLO Notes, excluding fees, was approximately three-month LIBOR plus 0.50%. The CLO Notes mature on December 20, 2019 and the reinvestment period for this vehicle expired on June 17, 2011. The interest charged on the Unsecured Notes and Convertible Notes is as follows: (a) 7.00% in the case of the 2022 Notes, (b) 7.75% in the case of the 2040 Notes, (c) 6.875% in the case of the 2047 Notes, (d) 5.75% in the case of the February 2016 Convertible Notes, (e) 5.125% in the case of the June 2016 Convertible Notes and (f) 4.875% in the case of the 2017 Convertible Notes. The 2022 Notes, 2040 Notes, 2047 Notes, February 2016 Convertible Notes, June 2016 Convertible Notes and 2017 Convertible Notes mature on February 15, 2022, October 15, 2040, April 15, 2047, February 1, 2016, June 1, 2016 and March 15, 2017, respectively. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

        We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

        Our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies. In addition to such investments, we may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the

United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock will trade at, above or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital."

        The following table sets forth, for each fiscal quarter for the fiscal years ended December 31, 2010, 2011 and 2012, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a percentage of net asset value and the dividends or distributions declared by us. On May 15, 2012, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $15.29 per share, which represented a discount of approximately 1.16% to the net asset value per share reported by us as of March 31, 2012.

		Price Range		High Sales Price to Net Asset Value(2)	Low Sales Price to Net Asset Value(2)	Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2010
First Quarter	$11.78	$14.82	$11.75	125.8%	99.7%	$0.35
Second Quarter	$14.11	$16.40	$12.53	116.2%	88.8%	$0.35
Third Quarter	$14.43	$15.89	$12.44	110.1%	86.2%	$0.35
Fourth Quarter	$14.92	$17.26	$15.64	115.7%	104.8%	$0.35
Year ending December 31, 2011
First Quarter	$15.45	$17.83	$16.08	115.4%	104.1%	$0.35
Second Quarter	$15.28	$17.71	$15.70	115.9%	102.7%	$0.35
Third Quarter	$15.13	$16.30	$13.07	107.7%	86.4%	$0.35
Fourth Quarter	$15.34	$15.95	$13.26	104.0%	86.4%	$0.36
Year ending December 31, 2012
First Quarter	$15.47	$16.70	$15.51	108.0%	100.3%	$0.37
Second Quarter (through May 15, 2012)	*	$16.55	$15.29	*	*	$0.37

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price divided by net asset value.

(3)
Represents the dividend or distribution declared in the relevant quarter.

*
Net asset value has not yet been calculated for this period.

        We currently intend to distribute quarterly dividends or distributions to our stockholders. Our quarterly dividends or distributions, if any, will be determined by our board of directors.

        The following table summarizes our dividends or distributions declared for the fiscal years ended December 31, 2010, 2011 and 2012:

Date Declared	Record Date	Payment Date	Amount
February 25, 2010	March 15, 2010	March 31, 2010	$0.35
May 10, 2010	June 15, 2010	June 30, 2010	$0.35
August 5, 2010	September 15, 2010	September 30, 2010	$0.35
November 4, 2010	December 15, 2010	December 31, 2010	$0.35

Total declared for 2010			$1.40

March 1, 2011	March 15, 2011	March 31, 2011	$0.35
May 3, 2011	June 15, 2011	June 30, 2011	$0.35
August 4, 2011	September 15, 2011	September 30, 2011	$0.35
November 8, 2011	December 15, 2011	December 31, 2011	$0.36

Total declared for 2011			$1.41

February 28, 2012	March 15, 2012	March 30, 2012	$0.37
May 8, 2012	June 15, 2012	June 29, 2012	$0.37

Total declared for 2012			$0.74

        To maintain our RIC status, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders. In addition, we generally will be required to pay an excise tax equal to 4% of the amount by which (i) 98% of our ordinary income recognized during a calendar year and (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending on October 31st of a calendar year exceeds the distributions for the year. The taxable income on which excise tax is paid is generally distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income for distribution in the following year, and pay any applicable excise tax. For the three months ended March 31, 2012 we recorded a net excise tax expense of $2.0 million. For the years ended December 31, 2011 and 2010, we recorded a net excise tax expense of $6.6 million and $2.2 million, respectively. We cannot assure you that we will achieve results that will permit the payment of any cash distributions. We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

RATIOS OF EARNINGS TO FIXED CHARGES

        For the three months ended March 31, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended March 31, 2012	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Earnings to Fixed Charges(1)	4.3	3.7	(2)	9.8	(3)	9.4	(4)	(2.8)	3.4

        For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders' equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

•
Excluding the net unrealized gains or losses, the earnings to fixed charges ratio would be 3.2 for the three months ended March 31, 2012, 4.0 for the year ended December 31, 2011, 6.9 for the year ended December 31, 2010, 5.7 for the year ended December 31, 2009, 4.7 for the year ended December 31, 2008 and 3.7 for the year ended December 31, 2007.

•
Excluding the net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 3.4 for the three months ended March 31, 2012, 3.4 for the year ended December 31, 2011, 3.8 for the year ended December 31, 2010, 6.5 for the year ended December 31, 2009, 4.5 for the year ended December 31, 2008 and 3.6 for the year ended December 31, 2007.

(2)
Earnings for the year ended December 31, 2011 include a net realized loss on the extinguishment of debt of $19.3 million.

(3)
Earnings for year ended December 31, 2010, include a one-time gain on the Allied Acquisition of $195.9 million, a net realized loss on the extinguishment of debt of $2.0 million and net realized gain on sale of other assets of $5.9 million.

(4)
Earnings for the year ended December 31, 2009, include a net realized gain on the extinguishment of debt of $26.5 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital" and our financial statements and notes thereto appearing elsewhere in this prospectus or the accompanying prospectus supplement.

OVERVIEW

        We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act.

        Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants.

        To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, which included equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to continue actively seeking opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments and controlled portfolio company investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

        We are externally managed by Ares Capital Management, a wholly owned subsidiary of Ares, a global alternative asset manager and an SEC registered investment adviser, pursuant to an investment advisory and management agreement. Ares Operations, a wholly owned subsidiary of Ares, provides the administrative services necessary for us to operate.

        We have elected to be treated as a RIC under Subchapter M of the Code, and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

Allied Acquisition

        On April 1, 2010, we consummated the Allied Acquisition in an all stock merger whereby each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

        Information presented herein as of and for the three months ended March 31, 2012 and 2011 and as of and for the year ended December 31, 2011 and the period from April 1, 2010 through December 31, 2010 includes the results of operations and financial condition of the combined company following the Allied Acquisition unless otherwise indicated in the footnotes. Information presented herein as of and for the year ended December 31, 2009 relates solely to Ares Capital, as it existed before the Allied Acquisition.

PORTFOLIO AND INVESTMENT ACTIVITY

        The Company's investment activity for the three months ended March 31, 2012 and 2011 and the years ended December 31, 2011, 2010 and 2009 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	Three Months Ended March 31,		Year Ended December 31,
(dollar amounts in millions)	2012	2011	2011	2010	2009
New investment commitments(1)(6):
New portfolio companies	$235.9	$151.5	$1,778.0	$774.3	$317.6
Existing portfolio companies(2)	148.4	350.8	1,896.4	933.8	162.2

Total new investment commitments	384.3	502.3	3,674.4	1,708.1	479.8
Less:
Investment commitments exited	331.4	567.4	2,603.1	1,644.5	604.4

Net investment commitments (exits)	$52.9	$(65.1)	$1,071.3	$63.6	$(124.6)
Principal amount of investments funded(6):
Senior term debt	$314.1	$316.7	$2,484.2	$715.3	$289.5
Subordinated Certificates of the SSLP(3)	66.0	123.3	496.8	391.6	165.0
Senior subordinated debt	—	—	51.8	308.7	59.4
Collateralized loan obligations	—	—	—	51.8	—
Preferred equity securities	—	10.0	164.1	49.4	47.9
Other equity securities	2.4	18.3	41.2	66.9	13.2
Commercial real estate	—	—	0.9	0.2	—

Total	$382.5	$468.3	$3,239.0	$1,583.9	$575.0
Principal amount of investments acquired as part of the Allied Acquisition:
Senior term debt	$—	$—	$—	$661.1	$—
Senior subordinated debt	—	—	—	746.6	—
Collateralized loan obligations	—	—	—	114.3	—
Preferred equity securities	—	—	—	42.3	—
Other equity securities	—	—	—	228.5	—
Commercial real estate	—	—	—	41.0	—

Total	$—	$—	$—	$1,833.8	$—
Principal amount of investments sold or repaid:
Senior term debt	$289.5	$200.2	$1,607.5	$987.4	$283.4
Subordinated Certificates of the SSLP(3)	—	—	—	15.4	—
Senior subordinated debt	20.9	194.3	463.2	461.9	202.4
Collateralized loan obligations	—	114.4	166.3	6.8	0.3
Preferred equity securities	1.2	16.3	43.5	21.5	18.7
Other equity securities	6.9	31.4	166.1	61.9	10.4
Commercial real estate	0.6	3.9	21.6	1.0	—

Total	$319.1	$560.5	$2,468.2	$1,555.9	$515.2
Number of new investment commitments(4)(6)	12	16	72	63	33
Average new investment commitment amount(6)	$32.0	$31.4	$51.0	$27.1	$14.5
Weighted average term for new investment commitments (in months)(6)	69	58	63	61	74
Percentage of new investment commitments at floating rates(6)	99%	87%	94%	71%	65%
Percentage of new investment commitments at fixed rates	—%	8%	5%	23%	22%
Weighted average yield of debt and other income producing securities(5):
Funded during the period at fair value(6)	10.6%	12.0%	10.9%	13.2%	13.4%
Funded during the period at amortized cost(6)	10.6%	12.0%	10.9%	13.3%	13.7%
Exited or repaid during the period at fair value(7)	9.1%	14.5%	11.5%	12.8%	13.4%
Exited or repaid during the period at amortized cost	9.2%	16.4%	11.8%	12.9%	12.2%
Weighted average yield of debt and other income producing securities acquired as part of the Allied Acquisition:
Funded during the period at fair value and amortized cost	—%	—%	—%	14.0%	—%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Includes investment commitments to the SSLP to make co-investments with GE in "stretch senior" and "unitranche" loans of middle market companies of $66.0 million and $123.3 million for the three months ended March 31, 2012 and 2011, respectively, and $496.8 million, $391.6 million and $165.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(3)
See Note 4 to our consolidated financial statements for the three months ended March 31, 2012 for more detail on the SSLP.

(4)
Number of new investment commitments represents each commitment to a particular portfolio company.

(5)
"Weighted average yield at fair value" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and other income producing securities, divided by (b) total debt and other income producing securities at fair value. "Weighted average yield at amortized cost" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and other income producing securities, divided by (b) total debt and other income producing securities at amortized cost.

(6)
Excludes investments or investment commitments acquired as part of the Allied Acquisition on April 1, 2010.

(7)
Represents fair value as of the most recent quarter end.

        As of March 31, 2012 and December 31, 2011, investments consisted of the following:

	As of
	March 31, 2012		December 31, 2011
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior term debt	$2,722.5	$2,700.7	$2,691.0	$2,671.1
Subordinated Certificates of the SSLP(1)	1,100.2	1,125.7	1,034.3	1,059.2
Senior subordinated debt	574.7	499.5	592.6	515.0
Collateralized loan obligations	55.5	54.5	55.5	54.0
Preferred equity securities	250.6	256.6	251.2	251.1
Other equity securities	459.4	550.8	463.9	527.0
Commercial real estate	19.6	16.7	20.2	17.1

Total	$5,182.5	$5,204.5	$5,108.7	$5,094.5

(1)
The proceeds from these certificates were applied to co-investments with GE to fund "stretch senior" and "unitranche" loans to 33 and 32 different borrowers as of March 31, 2012 and December 31, 2011, respectively.

        The weighted average yields at fair value and amortized cost of the following portions of our portfolio as of March 31, 2012 and December 31, 2011 were as follows:

	As of
	March 31, 2012		December 31, 2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and other income producing securities	12.2%	12.0%	12.1%	12.0%
Total portfolio	10.5%	10.4%	10.4%	10.4%
Senior term debt	10.3%	10.4%	10.5%	10.5%
First lien senior term debt	9.5%	9.6%	9.6%	9.7%
Second lien senior term debt	12.1%	12.1%	12.4%	12.4%
Subordinated Certificates of the SSLP(1)	16.0%	15.6%	16.0%	15.7%
Senior subordinated debt	11.0%	12.7%	10.3%	11.9%
Collateralized loan obligations	8.8%	9.0%	8.8%	9.1%
Income producing equity securities (excluding collateralized loan obligations)	10.3%	10.0%	10.4%	10.0%

(1)
The proceeds from these certificates were applied to co-investments with GE to fund "stretch senior" and "unitranche" loans.

        Below is certain information regarding changes in the investments acquired in the Allied Acquisition since April 1, 2010 through March 31, 2012:

	Investments at Fair Value as of April 1, 2010			Investments at Fair Value as of March 31, 2012			Net Change in Fair Value
(dollar amounts in millions)	$	% of Total Investments	Weighted Average Yield	$	% of Total Investments	Weighted Average Yield	$
Investments with yields less than 10%
Debt with yields less than 10%	$128.3	7.0%	6.5%	$24.4	3.2%	6.4%	$(103.9)
Debt on non-accrual status	335.6	18.3%	—%	36.8	4.8%	—%	(298.8)
Equity securities	270.8	14.8%	—%	160.4	20.8%	0.4%	(110.4)
Commercial real estate and other	34.5	1.9%	3.3%	11.6	1.5%	—%	(22.9)

Total	$769.2	42.0%	1.2%	$233.2	30.3%	1.0%	$(536.0)

Investments with yields equal to or greater than 10%
Debt with yields equal to or greater than 10%	$950.2	51.8%	14.3%	$537.3	69.7%	15.1%	$(412.9)
Collateralized loan obligations	114.4	6.2%	18.9%	—	—%	—%	(114.4)

Total	$1,064.6	58.0%	14.8%	$537.3	69.7%	15.1%	$(527.3)

Total	$1,833.8	100.0%	9.1%	$770.5	100.0%	10.8%	$(1,063.3)

        Since April 1, 2010, the date that we consummated the Allied Acquisition, through March 31, 2012, we have decreased the assets comprising the legacy Allied Capital portfolio by approximately $1,063 million, primarily as a result of exits and repayments of approximately $1,231 million and net unrealized depreciation in the portfolio of approximately $49 million, net of other increases of approximately $217 million due to fundings of revolving and other commitments of $138 million, PIK interest and accretion of purchase discounts. From April 1, 2010 through March 31, 2012, we also recognized $121 million in net realized gains on the exits and repayments of investments acquired in the Allied Acquisition resulting in total proceeds received from exits and repayments of $1,352 million. From April 1, 2012 through May 4, 2012, we exited a $40 million debt investment and a $54 million equity investment generating total proceeds of approximately $108 million, including the recognition of realized gains of approximately $14 million from the sale of the equity investment.

        Ares Capital Management, our investment adviser, employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. Our investment adviser grades the investments in our portfolio at least each quarter and it is possible that the grade of certain of these portfolio investments may be reduced or increased over time.

        Set forth below is the grade distribution of our portfolio companies as of March 31, 2012 and December 31, 2011:

	As of
	March 31, 2012				December 31, 2011
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$85.4	1.6%	10	7.0%	$77.1	1.5%	9	6.4%
Grade 2	180.2	3.5%	11	7.7%	184.4	3.7%	11	7.8%
Grade 3	4,418.4	84.9%	109	76.2%	4,265.5	83.7%	110	78.0%
Grade 4	520.5	10.0%	13	9.1%	567.5	11.1%	11	7.8%

	$5,204.5	100.0%	143	100.0%	$5,094.5	100.0%	141	100.0%

        As of both March 31, 2012, and December 31, 2011 the weighted average grade of the investments in our portfolio was 3.0.

        As of March 31, 2012, 3.6% and 1.0% of the total investments at amortized cost and at fair value, respectively, were on non-accrual status. As of December 31, 2011, 3.3% and 0.9% of the total investments at amortized cost and at fair value, respectively, were on non-accrual status.

RESULTS OF OPERATIONS

For the three months ended March 31, 2012 and 2011

        Operating results for the three months ended March 31, 2012 and 2011 are as follows:

	For the three months ended March 31,
(in millions)	2012	2011
Total investment income	$167.7	$135.7
Total expenses	88.0	85.8

Net investment income before income taxes	79.7	49.9
Income tax expense, including excise tax	2.7	2.0

Net investment income	77.0	47.9
Net realized gains (losses) on investments	(7.7)	62.6
Net unrealized gains on investments	36.2	22.2
Realized losses on extinguishment of debt	—	(8.9)

Net increase in stockholders' equity resulting from operations	$105.5	$123.8

        Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

	For the three months ended March 31,
(in millions)	2012	2011
Interest income	$132.9	$110.6
Capital structuring service fees	17.7	11.0
Dividend income	9.2	8.8
Management fees	4.9	3.4
Other income	3.0	1.9

Total investment income	$167.7	$135.7

        The increase in interest income for the three months ended March 31, 2012 was primarily due to the increase in the size of the portfolio, which increased from an average of $4.3 billion at amortized cost for the three months ended March 31, 2011 to an average of $5.1 billion at amortized cost for the comparable period in 2012. Even though new investment commitments decreased from $502 million for the three months ended March 31, 2011 to $384 million for the comparable period in 2012, capital structuring service fees increased for the three months ended March 31, 2012 as compared to 2011 primarily due to the increase in the average capital structuring service fees received on new investments which increased from 2.2% in 2011 to 4.6% in 2012. Management fees for the three months ended March 31, 2012 included management fees earned from the SSLP totaling $3.9 million, as compared to $2.4 million for the comparable period in 2011.

Operating Expenses

	For the three months ended March 31,
(in millions)	2012	2011
Interest and credit facility fees	$32.8	$30.2
Incentive management fees related to pre-incentive fee net investment income	20.7	15.8
Incentive management fees related to capital gains per GAAP	5.7	15.1
Base management fees	20.0	16.7
Professional fees	3.7	2.7
Administrative fees	2.3	2.4
Other general and administrative	2.8	2.9

Total operating expenses	$88.0	$85.8

        Interest and credit facility fees for the three months ended March 31, 2012 and 2011 were comprised of the following:

	For the three months ended March 31,
(in millions)	2012	2011
Stated interest expense	$25.5	$21.8
Facility fees	1.3	2.0
Amortization of debt issuance costs	3.4	2.8
Accretion of discount on notes payable	2.6	3.6

Total interest and credit facility fees expense	$32.8	$30.2

        Stated interest expense for the three months ended March 31, 2012 increased from the comparable period in 2011 due to the increase in our average principal debt outstanding partially offset by a decrease in our weighted average stated interest rate. For the three months ended March 31, 2012, our average principal debt outstanding was $2.0 billion as compared to $1.5 billion for the comparable period in 2011, and the weighted average stated interest rate on our debt was 5.1% as compared to 5.6% for the comparable period in 2011.

        The increase in base management fees and incentive management fees related to pre-incentive fee net investment income for the three months ended March 31, 2012 from the comparable period in 2011 was primarily due to the increase in the size of the portfolio and in the case of incentive management fees, the related increase in pre-incentive fee net investment income. For the three months ended March 31, 2012, the capital gains incentive fee expense was $5.7 million bringing the total capital gains incentive fee accrual in accordance with GAAP to $54.7 million (included in management and incentive fees payable in the consolidated balance sheet) as of March 31, 2012. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the three months ended March 31, 2012 we did not incur a capital gains fee under the investment advisory and management agreement and therefore there are no amounts currently due under the agreement. See Note 3 to the Company's consolidated financial statements for the three months ended March 31, 2012 for more information on the incentive and base management fees.

        Professional fees include legal, accounting, valuation and other professional fees incurred related to the management of the Company. Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Administrative fees decreased for the three months ended March 31, 2012 from the comparable period in 2011 due to a decrease in transitional costs related to the Allied Acquisition. Other general and administrative expenses include rent, insurance, depreciation, director's fees and other costs.

Income Tax Expense, Including Excise Tax

        The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, the Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income as such taxable income is earned. For the three months ended March 31, 2012 and 2011, a net expense of $2.0 million and $0.7 million was recorded for U.S. federal excise tax, respectively.

        Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the three months ended March 31, 2012 and 2011, we recorded a tax expense of approximately $0.7 million and $1.3 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

        During the three months ended March 31, 2012, the Company had $311.1 million of sales, repayments or exits of investments resulting in $7.7 million of net realized losses. These sales, repayments or exits included $6.2 million of investments sold to IHAM or certain vehicles managed by IHAM (see Note 12 to the Company's consolidated financial statements for the three months ended March 31, 2012 for more detail on IHAM and its managed vehicles). There were no realized gains or losses on these transactions. Net realized losses of $7.7 million on investments were comprised of $0.6 million of gross realized gains and $8.3 million of gross realized losses. The realized gains and losses on investments during the three months ended March 31, 2012 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Huddle House, Inc.	$(1.7)
LVCG Holdings LLC	(6.6)
Other, net	0.6

Total	$(7.7)

        During the three months ended March 31, 2011, the Company had $623.0 million of sales, repayments or exits of investments resulting in $62.6 million of net realized gains. These sales, repayments or exits included $41.9 million of investments sold to IHAM or certain vehicles managed by IHAM, resulting in $0.8 million of net realized losses. Net realized gains of $62.6 million on investments were comprised of $108.3 million of gross realized gains and $45.7 million of gross realized losses. The realized gains and losses on investments during the three months ended March 31, 2011 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Callidus Debt Partners CLO Fund VI, Ltd.	$23.9
Dryden XVIII Leveraged Loan 2007 Limited	19.3
Callidus MAPS CLO Fund I LLC	15.0
Callidus Debt Partners CLO Fund VII, Ltd.	10.8
Callidus MAPS CLO Fund II Ltd.	8.2
Callidus Debt Partners CLO Fund IV, Ltd.	8.0
Callidus Debt Partners CLO Fund V, Ltd.	5.7
Callidus Debt Partners CLO Fund III, Ltd.	4.4
Direct Buy Holdings, Inc.	3.6
Pangaea CLO 2007-1 Ltd.	2.0
Coverall North America, Inc.	(6.8)
Universal Trailer Corporation	(7.9)
MPBP Holdings, Inc.	(27.7)
Other	4.1

Total	$62.6

        During the three months ended March 31, 2011, in connection with the redemption of the remaining balance outstanding on its 6.625% Notes due on July 15, 2011, the Company recognized a loss on the extinguishment of debt of $8.9 million.

Net Unrealized Gains/Losses

        We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses. Net unrealized gains and losses for the Company's portfolio were comprised of the following:

	For the three months ended March 31,
(in millions)	2012	2011
Unrealized appreciation	$63.2	$88.8
Unrealized depreciation	(35.8)	(64.1)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	8.8	(2.5)

Total net unrealized gains	$36.2	$22.2

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

        The changes in net unrealized appreciation and depreciation during the three months ended March 31, 2012 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Ivy Hill Asset Management, L.P.	$6.6
Firstlight Financial Corporation	6.2
ADF Restaurant Group, LLC	4.4
Savers, Inc.	4.2
Ciena Capital LLC	3.0
ICSH, Inc.	2.4
The Teaching Company, LLC	2.2
The Dwyer Group	2.1
Community Education Centers, Inc.	(2.4)
American Broadband Communications, LLC	(2.5)
RE Community Holdings II, Inc.	(2.5)
Orion Foods, LLC	(3.3)
Prommis Solutions, LLC	(4.3)
eInstruction Corporation	(6.3)
Other, net	17.6

Total	$27.4

        The changes in net unrealized appreciation and depreciation during the three months ended March 31, 2011 consisted of the following:

(in millions) Portfolio Company	Net unrealized appreciation (depreciation)
Ivy Hill Asset Management, L.P.	$24.8
ADF Restaurant Group, LLC	4.1
Border Foods, Inc.	4.0
American Broadband Communications, LLC	3.7
Penn Detroit Diesel Allison, LLC	3.5
Bushnell Inc.	3.5
Knightsbridge CLO 2007-1 Ltd.	3.1
Knightsbridge CLO 2008-1 Ltd.	2.8
Firstlight Financial Corporation	2.5
Allbridge Financial, LLC	2.4
DSI Renal, Inc.	2.4
Savers, Inc.	2.3
Passport Health Communications, Inc.	(2.8)
Cook Inlet Alternative Risk, LLC	(3.5)
Callidus Capital Corporation	(3.6)
Making Memories Wholesale, Inc.	(3.6)
Senior Secured Loan Fund LLC	(3.7)
eInstruction Corporation	(5.1)
CitiPostal Inc.	(5.6)
Ciena Capital LLC	(7.8)
Direct Buy Holdings, Inc.	(8.8)
Prommis Solutions, LLC	(9.0)
Other	19.1

Total	$24.7

For the years ended December 31, 2011, 2010 and 2009

        Operating results for the years ended December 31, 2011, 2010 and 2009 are as follows:

	For the Years Ended December 31,
(in millions)	2011	2010	2009
Total investment income	$634.5	$483.4	$245.3
Total expenses	344.6	262.2	111.3

Net investment income before income taxes	289.9	221.2	134.0
Income tax expense, including excise tax	7.5	5.4	0.6

Net investment income	282.4	215.8	133.4
Net realized gains (losses) from investments and foreign currencies	96.6	45.5	(45.9)
Net unrealized gains (losses) from investments	(40.2)	230.7	88.7
Gain from the acquisition of Allied Capital	—	195.9	—
Realized gains (losses) on extinguishment of debt	(19.3)	(2.0)	26.5
Realized gain on sale of other assets	—	5.9	—

Net increase in stockholders' equity resulting from operations	$319.5	$691.8	$202.7

Investment Income

	For the Years Ended December 31,
(in millions)	2011	2010	2009
Interest	$473.2	$393.6	$225.3
Capital structuring service fees	97.4	54.7	5.6
Dividend income	38.4	14.4	3.9
Management fees	16.7	14.4	3.5
Other income	8.8	6.3	7.0

Total investment income	$634.5	$483.4	$245.3

        The increase in interest income for the year ended December 31, 2011 as compared to 2010 was primarily due to the increase in the size of the portfolio, which increased from an average of $3.7 billion at amortized cost for the year ended December 31, 2010 to an average of $4.6 billion at amortized cost in 2011. The increase in capital structuring service fees for the year ended December 31, 2011 as compared to 2010 was primarily due to the increase in new investment commitments, which increased from $1.7 billion for the year ended December 31, 2010 to $3.7 billion for the comparable period in 2011. The increase in dividend income for the year ended December 31, 2011 as compared to 2010 is primarily attributable to dividend income from IHAM which was $7.3 million for the year ended December 31, 2010 and $19.0 million for the comparable period in 2011, which resulted from the growth of and increased earnings in IHAM. In addition, there was an increase in dividends from certain portfolio companies in which we have an equity investment. Total dividend income for the year ended December 31, 2011 included $10.3 million of dividend income that was non-recurring in nature from non-income producing equity securities. Management fees for the year ended December 31, 2011 included management fees earned from the SSLP totaling $11.6 million, as compared to $5.9 million for 2010. Additionally management fees earned related to investments and management contracts acquired in the Allied Acquisition decreased to $3.6 million for the year ended December 31, 2011 from $7.2 million in 2010.

        The increase in interest income for the year ended December 31, 2010 as compared to 2009 was primarily due to the increase in the size of the portfolio, which was largely due to the investments acquired as part of the Allied Acquisition. Interest income from investments acquired as part of the Allied Acquisition was approximately $139.2 million for the year ended December 31, 2010. The remainder of the increase in interest income was due to an increase in the Ares Capital investment portfolio, which increased from an average of $2.3 billion at amortized cost for the year ended December 31, 2009 to an average of $2.5 billion at amortized cost for the comparable period in 2010. The increase in capital structuring service fees for the year ended December 31, 2010 was primarily due to the increase in new investment commitments, which increased from $480 million for the year ended December 31, 2009 to $1.7 billion for the comparable period in 2010. The increase in dividend income for the year ended December 31, 2010 as compared to 2009 was primarily attributable to dividend income from IHAM, which was $2.5 billion for the year ended December 31, 2009 and $7.3 million for 2010. Total dividend income for the year ended December 31, 2010 included $2.6 million of dividend income that was non-recurring in nature from non-income producing equity securities. The increase in management fees for the year ended December 31, 2010 as compared to 2009 was primarily due to the management fees earned from the SSLP, which increased from $0.6 million for the year ended December 31, 2009 to $5.9 million for the comparable period in 2010 as the SSLP increased from approximately $900 million aggregate principal amount of investments at December 31, 2009 to approximately $2.5 billion principal amount of investments at December 31, 2010. Additionally, management fees earned related to investments and management contracts acquired in the Allied Acquisition were $7.2 million for the year ended December 31, 2010.

Operating Expenses

	For the Year Ended December 31,
(in millions)	2011	2010	2009
Interest and credit facility fees	$122.5	$79.3	$24.3
Incentive management fees related to pre-incentive fee net investment income	79.0	61.3	33.4
Incentive management fees related to capital gains per GAAP	33.3	15.6	—
Base management fees	71.6	52.0	30.4
Professional fees	14.7	12.3	7.8
Administrative fees	9.3	8.7	4.0
Professional fees and other costs related to the Allied Acquisition	3.2	19.8	4.9
Other general and administrative	11.0	13.2	6.5

Total operating expenses	$344.6	$262.2	$111.3

        Interest and credit facility fees for the years ended December 31, 2011 and 2010, were comprised of the following:

	For the Year Ended December 31,
(in millions)	2011	2010	2009
Stated interest expense	$92.2	$57.7	$18.8
Facility fees	6.1	4.6	1.3
Amortization of debt issuance costs	13.2	8.8	4.2
Accretion of discount related to Allied Unsecured Notes (as defined below)	2.6	8.2	—
Accretion of original issue discount on the Convertible Notes	8.4	—	—

Total interest and credit facility fees expense	$122.5	$79.3	$24.3

        Stated interest expense for the year ended December 31, 2011 increased from 2010 due to the increase in our average principal debt outstanding and an increase in our weighted average stated

interest rate. For 2011, our average principal debt outstanding was $1.8 billion as compared to $1.5 billion for 2010, and the weighted average stated interest rate on our debt was 5.1% as compared to 3.9% for 2010. Our weighted average stated interest rate of our debt for 2011 increased from 2010 due to having higher amounts of unsecured indebtedness, with longer durations to maturity and higher stated interest rates, outstanding during 2011. Amortization of debt issuance costs for the year ended December 31, 2011 increased from 2010 primarily due to the debt issuance costs associated with the Convertible Notes issued in early 2011.

        Stated interest expense for the year ended December 31, 2010 increased from 2009 due to the increase in our average principal debt outstanding and an increase in our weighted average stated interest rate. For 2010, the average principal debt outstanding was $1.5 billion as compared to $870 million for 2009, and the weighted average stated interest rate on our debt was 3.9% as compared to 2.2% for 2009. In connection with the Allied Acquisition, we acquired $746 million in principal amount of debt on April 1, 2010, which had a weighted average stated interest rate of 6.56% and resulted in total interest expense for the year ended December 31, 2010 of $43.5 million, including $8.2 million of purchased discount accretion.

        The increase in base management fees and incentive management fees related to pre-incentive fee net investment income for the year ended December 31, 2011 from 2010 was primarily due to the increase in the size of the portfolio and in the case of incentive management fees, the related increase in pre-incentive fee net investment income. For the year ended December 31, 2011, the capital gains incentive fee expense was $33.3 million bringing the total capital gains incentive fee accrual in accordance with GAAP to $48.9 million (included in management and incentive fees payable in the consolidated balance sheet) as of December 31, 2011. As a result of the Capital Gains Amendment, the year ended December 31, 2011 included an accrual of $26.0 million of capital gains incentive fees in accordance with GAAP as a result of the application of the Capital Gains Amendment with respect to the assets purchased in the Allied Acquisition. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the year ended December 31, 2011 we did not incur a capital gains fee under the investment advisory and management agreement and therefore there are no amounts currently due under the agreement. See Note 3 to the Company's consolidated financial statements for the year ended December 31, 2011 for more information on the incentive and base management fees.

        Incentive and base management fees for the year ended December 31, 2010 increased from 2009 primarily due to the increase in the size of the portfolio and in the case of the incentive fees, the related increase in net investment income as well as the net appreciation of the investment portfolio. In 2010 we did not incur a Capital Gains Fee under the investment advisory and management agreement; however, in accordance with GAAP, we accrued $15.6 million in incentive management fees as a result of the unrealized appreciation in the portfolio. In 2009 we did not incur a Capital Gains Fee under the investment advisory and management agreement or record any such fee in accordance with GAAP.

        Professional fees include legal, accounting, valuation and other professional fees incurred related to the management of the Company. Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include rent, insurance, depreciation, director's fees and other costs. The general increases in professional fees and administrative fees were primarily due to the increase in the size of the company following the Allied Acquisition and the various associated costs of managing a larger portfolio. The decline in professional fees and other costs related to the Allied Acquisition for the year ended December 31,

2011 as compared to 2010, primarily resulted from having substantially completed the integration of Allied Capital by December 31, 2010. The increase in professional fees and other costs related to the Allied Acquisition for the year ended December 31, 2010 as compared to 2009 were primarily as a result of the occurrence of various closing and transition related costs following the Allied Acquisition.

Income Tax Expense, Including Excise Tax

        The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, the Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income as such taxable income is earned. For the years ended December 31, 2011 and 2010, a net expense of $6.6 million and $2.2 million was recorded for U.S. federal excise tax, respectively. For the year ended December 31, 2009 a net benefit of $0.1 million was recorded for U.S. federal excise tax.

        Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2011, 2010 and 2009, we recorded a tax expense of approximately $0.9 million, $3.2 million and $0.6 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

        During the year ended December 31, 2011, the Company had $2.5 billion of sales, repayments or exits of investments resulting in $96.6 million of net realized gains. These sales, repayments or exits included $261.3 million of investments sold to IHAM or certain vehicles managed by IHAM (see Note 13 to the Company's consolidated financial statements for the year ended December 31, 2011 for more detail on IHAM and its managed vehicles). Net realized gains of $96.6 million on investments were comprised of $249.1 million of gross realized gains and $152.5 million of gross realized losses. These net realized gains included approximately $86.9 million in net realized gains from investments acquired as part of the Allied Acquisition (see Note 17 to the Company's consolidated financial statements for year ended December 31, 2011). The realized gains and losses on investments during the year ended December 31, 2011 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Reflexite Corporation	$40.9
DSI Renal, Inc.	27.5
Callidus Debt Partners CLO Fund VI, Ltd.	23.9
Industrial Container Services, LLC	19.9
Dryden XVIII Leveraged Loan 2007 Limited	19.3
Penn Detroit Diesel Allison, LLC	18.4
Callidus MAPS CLO Fund I LLC	15.0
Callidus Debt Partners CLO Fund VII, Ltd.	10.8
Callidus MAPS CLO Fund II, Ltd.	8.2
Callidus Debt Partners CLO Fund IV, Ltd.	8.0
Callidus Debt Partners CLO Fund V, Ltd.	5.7
Border Foods, Inc.	5.2
Driven Brands, Inc.	4.5
Callidus Debt Partners CLO Fund III, Ltd.	4.4
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	3.9
Knightsbridge CLO 2007-1 Ltd.	3.7
Network Hardware Resale, Inc.	2.8
Tradesmen International, Inc.	2.5
Univita Health Inc.	2.1
INC Research, Inc.	2.0
Pangaea CLO 2007-1 Ltd.	2.0
Van Ness Hotel, Inc.	(2.3)
Carador PLC	(3.0)
Trivergance Capital Partners, LP	(3.8)
Sigma International Group, Inc.	(4.3)
AWTP, LLC	(7.6)
Universal Trailer Corporation	(7.9)
HB&G Building Products, Inc.	(9.1)
Summit Business Media, LLC	(10.1)
Wastequip, Inc.	(10.2)
Coverall North America, Inc.	(12.3)
Primis Marketing Group, Inc.	(14.1)
Cook Inlet Alternative Risk, LLC	(15.7)
Direct Buy Holdings, Inc.	(17.7)
MPBP Holdings, Inc.	(27.7)
Other, net	11.7

Total	$96.6

        During the year ended December 31, 2010, the Company had $1.6 billion of sales, repayments or exits of investments resulting in $45.4 million of net realized gains. These sales, repayments or exits included $113.1 million of investments sold to IHAM or certain vehicles managed by IHAM. Net realized gains of $45.4 million on investments were comprised of $64.6 million of gross realized gains and $19.2 million of gross realized losses. These net realized gains included approximately $29.2 million from investments acquired as part of the Allied Acquisition. The realized gains and losses on investments during the year ended December 31, 2010 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Air Medical Group Holdings, LLC	$14.9
Bumble Bee Foods, LLC	6.1
DSI Renal, Inc.	3.9
Instituto de Banca y Comercio, Inc.	3.6
Cortec Group Fund IV, L.P.	3.4
Community Education Centers, Inc.	2.9
Callidus Capital Corporation	2.6
Best Brands Corporation	2.4
The Step2 Company, LLC	2.0
3091779 Nova Scotia Inc.	(3.3)
Growing Family, Inc.	(7.7)
Other, net	14.6

Total	$45.4

        During the year ended December 31, 2009, the Company had $461.8 million of sales, repayments or exits of investments resulting in $46.2 million of net realized losses. These sales, repayments or exits included $45.5 million of investments sold to certain vehicles managed by IHAM. Net realized losses were comprised of $20.3 million of gross realized gains and $66.5 million of gross realized losses. The realized gains and losses during the year ended December 31, 2009 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Waste Pro USA, Inc.	$12.3
Bumble Bee Foods, LLC.	3.6
Making Memories Wholesale, Inc	(14.2)
Wear Me Apparel, LLC	(15.0)
Courtside Acquisition Corp.	(34.3)
Other, net	1.4

Total	$(46.2)

Net Unrealized Gains/Losses

        We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses. Net unrealized gains and losses for the Company's total portfolio were comprised of the following:

	For the Years Ended December 31,
(in millions)	2011	2010	2009
Unrealized appreciation	$144.1	$317.5	$125.0
Unrealized depreciation	(205.1)	(85.3)	(92.4)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	20.8	(1.5)	56.1

Total net unrealized gains (losses)	$(40.2)	$230.7	$88.7

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior year.

        Included in net unrealized gains and losses above were net unrealized gains and losses for the investments acquired as part of the Allied Acquisition as follows:

	For the Years Ended December 31,
(in millions)	2011	2010
Unrealized appreciation	$29.6	$134.6
Unrealized depreciation	(105.5)	(52.1)
Net unrealized appreciation reversed related to net realized gains or losses(1)	(55.2)	—

Total net unrealized gains (losses)	$(131.1)	$82.5

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior year.

        The changes in net unrealized appreciation and depreciation during the year ended December 31, 2011 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Ivy Hill Asset Management, L.P.	$48.9
Firstlight Financial Corporation	15.4
BenefitMall Holdings, Inc.	9.5
Things Remembered Inc.	5.5
American Broadband Holding Company	5.3
Insight Pharmaceuticals Corporation	4.9
Savers, Inc.	4.9
The Step2 Company, LLC	(4.5)
Direct Buy Holdings, Inc.	(5.6)
VSS-Tranzact Holdings, LLC	(6.3)
Orion Foods, LLC	(6.8)
Making Memories Wholesale, Inc.	(7.0)
Reed Group, Ltd.	(8.3)
CitiPostal Inc.	(11.0)
Pillar Processing LLC	(12.6)
Ciena Capital LLC	(27.0)
eInstruction Corporation	(27.9)
Prommis Solutions, LLC	(43.2)
Other, net	4.8

Total	$(61.0)

        The changes in net unrealized appreciation and depreciation during the year ended December 31, 2010 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
DSI Renal, Inc.	$24.7
Senior Secured Loan Fund LLC (1)	24.3
Ivy Hill Asset Management, L.P.	21.6
R3 Education, Inc.	16.3
Stag-Parkway, Inc.	15.5
Callidus Debt Partners CDO Fund VI, Ltd.	12.7
Hot Stuff Foods, LLC	11.3
Things Remembered, Inc.	11.1
Dryden XVIII Leveraged Loan 2007 Limited	8.2
Vantage Oncology, Inc.	7.8
Tradesmen International, Inc.	7.7
Industrial Container Services, LLC	7.0
Callidus Debt Partners CDO Fund VII, Ltd.	7.0
S.B. Restaurant Company	6.8
Callidus MAPS CLO Fund I, Ltd.	6.2
Reflexite Corporation	5.9
Callidus MAPS CLO Fund II, Ltd.	5.7
Component Hardware Group, Inc.	5.5
Woodstream Corporation	5.2
American Broadband Holding Company	4.8
Callidus Debt Partners CDO Fund IV, Ltd.	4.7
Direct Buy Holdings, Inc.	4.2
The Step2 Company, LLC	4.0
MPBP Holdings, Inc.	(4.7)
Reed Group, Ltd.	(5.6)
Ciena Capital LLC	(6.1)
Aquila Binks Forest Development, LLC	(6.5)
ADF Restaurant Group, LLC	(6.7)
Coverall North America, Inc.	(7.6)
Other, net	41.2

Total	$232.2

(1)
See Note 4 to our consolidated financial statements for the year ended December 31, 2010.

        The changes in net unrealized appreciation and depreciation during the year ended December 31, 2009 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
DSI Renal, Inc.	$19.0
Apple & Eve, LLC	12.4
Ivy Hill Asset Management, L.P.	11.6
Best Brands Corporation	7.9
Capella Healthcare, Inc.	7.2
Wear Me Apparel, LLC	6.0
Prommis Solutions, LLC	4.8
Waste Pro USA, Inc.	4.2
Growing Family, Inc.	(5.0)
AWTP, LLC.	(5.5)
Summit Business Media, LLC	(5.7)
Wastequip, Inc.	(5.9)
LVCG Holdings LLC	(8.2)
Reflexite Corporation	(10.9)
Firstlight Financial Corporation	(11.1)
Other, net	11.8

Total	$32.6

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

        The Company's liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, advances from the Facilities, net proceeds from the issuance of unsecured notes as well as cash flows from operations.

        As of March 31, 2012, the Company had $216.4 million in cash and cash equivalents and $2.0 billion in total indebtedness outstanding at carrying value ($2.1 billion at principal amount). Subject to leverage and borrowing base restrictions, the Company had approximately $945.8 million available for additional borrowings under the Facilities as of March 31, 2012.

        We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material.

Equity Issuances

        The following table summarizes the total shares issued and proceeds we received in underwritten public offerings of our common stock net of underwriting and offering costs for the three months ended March 31, 2012 and the years ended December 31, 2011, 2010 and 2009:

(in millions, except per share data)	Shares issued	Offering price per share		Proceeds net of underwriting and offering costs
2012
January 2012 public offering	16.4	$15.41	(1)	$252.4

Total for the three months ended March 31, 2012	16.4			$252.4
2011
None	—	—		—
2010
November 2010 public offering	11.5	$16.50		$180.6
February 2010 public offering	23.0	$12.75		$277.2

Total for the year ended December 31, 2010	34.5			$457.8
2009
August 2009 public offering	12.4	$9.25		$109.1

Total for the year ended December 31, 2009	12.4			$109.1

(1)
The shares were sold to the underwriters for a price of $15.41 per share, which the underwriters were then permitted to sell at variable prices to the public.

        The Company used the net proceeds from the above public equity offering to repay outstanding indebtedness and for general corporate purposes, which included funding investments in portfolio companies in accordance with our investment objective.

        As of March 31, 2012, total market capitalization for the Company was $3.6 billion compared to $3.2 billion as of December 31, 2011.

Debt Capital Activities

        Our debt obligations consisted of the following as of March 31, 2012 and December 31, 2011:

	As of
	March 31, 2012					December 31, 2011
(dollar amounts in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value
Revolving Credit Facility	$810.0	(2)	$—	$—		$810.0	(2)	$395.0	$395.0
Revolving Funding Facility	500.0		485.0	485.0		500.0		463.0	463.0
SMBC Funding Facility	200.0		31.8	31.8		—		—	—
Debt Securitization	60.0		60.0	60.0		77.5		77.5	77.5
February 2016 Convertible Notes	575.0		575.0	542.9	(4)	575.0		575.0	541.2	(4)
June 2016 Convertible Notes	230.0		230.0	216.6	(4)	230.0		230.0	215.9	(4)
2017 Convertible Notes	162.5		162.5	157.7	(4)	—		—	—
2022 Notes	143.8		143.8	143.8		—		—	—
2040 Notes	200.0		200.0	200.0		200.0		200.0	200.0
2047 Notes	230.0		230.0	181.0	(3)	230.0		230.0	181.0	(3)

Total	$3,111.3		$2,118.1	$2,018.8		$2,622.5		$2,170.5	$2,073.6

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount available or outstanding, as applicable, under such instrument.

(2)
The Revolving Credit Facility provides for an "accordion" feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,050.0 million.

(3)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount. The total unaccreted purchased discount on the 2047 Notes was $49.0 million as of March 31, 2012 and December 31, 2011.

(4)
Represents the aggregate principal amount outstanding of the Convertible Notes less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes was $32.1 million, $13.4 million and $4.8 million, respectively, at March 31, 2012.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all our principal debt outstanding as of March 31, 2012 were 5.1% and 10.5 years, respectively, and as of December 31, 2011 were 4.8% and 9.3 years, respectively.

        The ratio of total principal amount of debt outstanding to stockholders' equity as of March 31, 2012 was 0.62:1.00 compared to 0.69:1.00 as of December 31, 2011. The ratio of total carrying value of debt outstanding to stockholders' equity as of March 31, 2012 was 0.59:1.00 compared to 0.66:1.00 as of December 31, 2011.

        In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2012, our asset coverage for borrowed amounts was 270%.

Revolving Credit Facility

        In December 2005, we entered into the Revolving Credit Facility, which as of March 31, 2012, allowed the Company to borrow up to $810 million with a maturity date of January 22, 2013. The Revolving Credit Facility also included an "accordion" feature that allowed us, under certain circumstances, to increase the size of the facility to a maximum of $1.05 billion. Subject to certain exceptions, as of March 31, 2012, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit ratings. As of March 31, 2012, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. As of March 31, 2012, there were no amounts outstanding under the Revolving Credit Facility and we were in material compliance with the terms of the Revolving Credit Facility (see the Recent Developments section as well as Note 15 to our consolidated financial statements for the three months ended March 31, 2012 for more information regarding the Revolving Credit Facility).

Revolving Funding Facility

        In October 2004, we established through our wholly owned subsidiary, Ares Capital CP, the Revolving Funding Facility, which currently provides for up to $500 million of borrowings by Ares Capital CP. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. On January 18, 2012, the Revolving Funding Facility was amended to, among other things, extend the reinvestment period by one year to January 18, 2015, extend the maturity date by one year to January 18, 2017 (both with a one-year extension option subject to our and the lenders' consent) and replace the pricing grid with, subject to certain exceptions, an applicable spread over one month LIBOR of 2.50% or a "base rate" (as defined in the agreements governing the Revolving Funding Facility). Additionally, we are required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the Revolving Funding Facility. As of March 31, 2012, the aggregate principal amount of indebtedness outstanding under the Revolving Funding Facility was $485.0 million and we and Ares Capital CP were in material compliance with the terms of the Revolving Funding Facility.

SMBC Funding Facility

        In January 2012, we established through our wholly owned subsidiary, ACJB, the SMBC Funding Facility, which currently provides for up to $200 million of borrowings by ACJB. The SMBC Funding Facility is secured by all of the assets held by ACJB. The SMBC Funding Facility has a reinvestment period ending January 20, 2015 and a final maturity date of January 20, 2020, both of which are subject to two one-year extensions by mutual agreement. As of March 31, 2012, subject to certain exceptions, the interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. Additionally, beginning on July 20, 2012, we will be required to pay a commitment fee of between 0.00% and 0.50% depending on the usage level on any unused portion of the SMBC Funding Facility. As of March 31, 2012, the aggregate principal amount of indebtedness outstanding under the SMBC Funding Facility was $31.8 million and we and ACJB were in material compliance with the terms of the SMBC Funding Facility.

Debt Securitization

        In July 2006, through ARCC Commercial Loan Trust 2006 ("ARCC CLT"), a vehicle serviced by our wholly owned subsidiary ARCC CLO 2006 LLC ("ARCC CLO"), we completed the $400 million Debt Securitization and issued approximately $314 million aggregate principal amount of the CLO Notes to third parties that were secured by a pool of middle-market loans purchased or originated by the Company. We initially retained approximately $86 million of aggregate principal amount of certain "BBB" and non-rated securities in the Debt Securitization. As of March 31, 2012, our total holdings of CLO Notes, including $34.8 million of CLO Notes repurchased in the first quarter of 2009, was $120.8 million (the "Retained Notes"). During the three months ended March 31, 2012, we repaid $17.5 million of the CLO Notes. As of March 31, 2012, $60.0 million of CLO Notes were outstanding under the Debt Securitization (excluding the Retained Notes), which are included in our March 31, 2012 consolidated balance sheet.

        The CLO Notes, have a stated maturity of December 20, 2019 and have a blended interest rate of LIBOR plus 0.50% as of March 31, 2012. As of March 31, 2012, we, ARCC CLT and ARCC CLO were in material compliance with the terms of the Debt Securitization.

Unsecured Notes

  Convertible Notes

        In January 2011, we issued $575 million aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016, unless previously converted or repurchased in accordance with their terms. In March 2011, we issued $230 million aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016, unless previously converted or repurchased in accordance with their terms. In March 2012, we issued $162.5 million aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017, unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes bear interest at a rate of 5.75%, 5.125% and 4.875%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of our common stock, at our election, at their respective initial conversion rates (listed below) subject to customary anti-dilution adjustments and the requirements of their respective indentures (the "Convertible Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Notes only under certain circumstances set forth in the respective Convertible Notes Indenture. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Notes at any time. In addition, if we engage in certain corporate events as described in their respective Convertible Notes Indenture, holders of the Convertible Notes may require us to repurchase for cash all or part of the Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%
Closing stock price	$16.28	$16.20	$16.46
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012
Initial conversion price	$19.13	$19.04	$19.34
Initial conversion rate (shares per one thousand dollar principal amount)	52.2766	52.5348	51.7050
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016

        The Convertible Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. As of March 31, 2012, we were in material compliance with the terms of the Convertible Notes Indentures.

  2022 Notes

        On February 2, 2012, we issued $143.8 million in aggregate principal amount of senior unsecured notes which bear interest at a rate of 7.00% and mature on February 15, 2022. The 2022 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after February 15, 2015, at a par redemption price of $25 per security plus accrued and unpaid interest.

  2040 Notes

        On October 21, 2010, we issued $200 million in aggregate principal amount of senior unsecured notes which bear interest at a rate of 7.75% and mature on October 15, 2040. The 2040 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after October 15, 2015, at a par redemption price of $25 per security plus accrued and unpaid interest.

  2047 Notes

        As of March 31, 2012, there was $230 million aggregate principal amount outstanding of the 2047 Notes which bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after April 15, 2012, at a par redemption price of $25 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as stipulated in the indenture governing the 2047 Notes.

        As of March 31, 2012, we were in material compliance with the terms of the indentures governing the 2022 Notes, the 2040 Notes and the 2047 Notes.

        See "Recent Developments" and Note 5 to our consolidated financial statements for the three months ended March 31, 2012 for more detail on the Company's debt obligations.

OFF BALANCE SHEET ARRANGEMENTS

        The Company has various commitments to fund investments in its portfolio, as described below.

        As of March 31, 2012 and December 31, 2011, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments the funding of which is at (or substantially at) the Company's discretion:

	As of
(in millions)	March 31, 2012	December 31, 2011
Total revolving and delayed draw commitments	$534.5	$565.6
Less: funded commitments	(114.5)	(125.0)

Total unfunded commitments	420.0	440.6
Less: commitments substantially at discretion of the Company	(24.7)	(64.8)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(35.5)	(5.5)

Total net adjusted unfunded revolving and delayed draw commitments	$359.8	$370.3

        Included within the total revolving and delayed draw commitments as of March 31, 2012 are commitments to issue up to $86.0 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of March 31, 2012, the Company had $43.6 million in standby letters of credit issued and outstanding under these commitments on behalf of the portfolio companies, of which no amounts were recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit $40.5 million expire in 2012 and $3.1 million expire in 2013.

        As of March 31, 2012 and December 31, 2011, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships:

	As of
(in millions)	March 31, 2012	December 31, 2011
Total private equity commitments	$149.1	$132.0
Less: funded private equity commitments	(78.9)	(67.4)

Total unfunded private equity commitments	70.2	64.6
Less: private equity commitments substantially at discretion of the Company	(58.6)	(53.5)

Total net adjusted unfunded private equity commitments	$11.6	$11.1

        In addition, as of March 31, 2012 and December 31, 2011, the Company had outstanding guarantees or similar obligations on behalf of certain portfolio companies totaling $0.8 million.

        Further in the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) we have agreed (and may continue to do so in the future) to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

        As of March 31, 2012, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of March 31, 2012, there are no known issues or claims with respect to this performance guaranty.

RECENT DEVELOPMENTS

        In May 2012, the Company amended the Revolving Credit Facility to, among other things, (i) increase the commitment size of the facility from $810 million to $900 million, (ii) extend the maturity date from January 22, 2013 to May 4, 2016, (iii) extend the expiration of the revolving period from January 22, 2013 to May 4, 2015, (iv) reduce the stated interest rate by replacing the pricing grid with an applicable spread over LIBOR of 2.25% (with no floor) or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.25% and (v) reduce the commitment fee to 0.375% for any unused portion of the Revolving Credit Facility. The amended Revolving Credit Facility includes an "accordion" feature that allows the Company, under certain circumstances, to increase the size of the facility to a maximum of $1,350 million.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period, and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

        As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

        Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See "Risk Factors—Risks Relating to our Investments—Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value."

        Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Payment-in-Kind Interest

        The Company has loans in its portfolio that contain PIK provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash.

Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Accounting for Derivative Instruments

        The Company does not utilize hedge accounting and marks its derivatives, if applicable at such time, to market through unrealized gains (losses) in the accompanying statement of operations.

Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

U.S. Federal Income Taxes

        The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes.

Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although we may decide to retain such capital gains for investment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value.

Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Quantitative and Qualitative Disclosures About Market Risk

        We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

        Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        As of March 31, 2012, approximately 19% of the investments at fair value in our portfolio were at fixed rates, approximately 68% were at variable rates, 12% were non-interest earning and 1% were on non-accrual status. Additionally, for the investments at variable rates, 62% of the investments contain interest rate floors (representing 42% of total investments at fair value). The Revolving Credit Facility, the Revolving Funding Facility, the SMBC Funding Facility and the Debt Securitization all bear interest at variable rates with no interest rate floors, while the 2022 Notes, 2040 Notes, 2047 Notes and the Convertible Notes bear interest at fixed rates.

        We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

        While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments. In addition, there can be no assurance that we will be able to effectively hedge our interest rate risk.

        Based on our March 31, 2012 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

	Interest Income	Interest Expense
(in millions)			Net Income
Basis Point Change
Up 300 basis points	$52.1	$17.3	$34.8
Up 200 basis points	$28.8	$11.5	$17.3
Up 100 basis points	$7.1	$5.8	$1.3
Down 100 basis points	$(1.2)	$(1.8)	$0.6
Down 200 basis points	$(1.5)	$(1.8)	$0.3
Down 300 basis points	$(1.8)	$(1.8)	$—

        Based on our December 31, 2011 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

	Interest Income	Interest Expense
(in millions)			Net Income
Basis Point Change
Up 300 basis points	$50.0	$28.1	$21.9
Up 200 basis points	$28.0	$18.7	$9.3
Up 100 basis points	$7.2	$9.4	$(2.2)
Down 100 basis points	$(1.0)	$(3.1)	$2.1
Down 200 basis points	$(1.1)	$(3.1)	$2.0
Down 300 basis points	$(1.3)	$(3.1)	$1.8

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

        Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31 since we commenced operations and as of March 31, 2012. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2011, is attached as an exhibit to the registration statement of which this prospectus is a part. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2012 (as of March 31, 2012, unaudited)	$—	$—	$—	N/A
Fiscal 2011	$395,000	$2,518	$—	N/A
Fiscal 2010	$146,000	$3,213	$—	N/A
Fiscal 2009	$474,144	$2,298	$—	N/A
Fiscal 2008	$480,486	$2,205	$—	N/A
Fiscal 2007	$282,528	$2,650	$—	N/A
Fiscal 2006	$193,000	$2,638	$—	N/A
Fiscal 2005	$—	$—	$—	N/A
Revolving Funding Facility
Fiscal 2012 (as of March 31, 2012, unaudited)	$485,000	$2,701	$—	N/A
Fiscal 2011	$463,000	$2,518	$—	N/A
Fiscal 2010	$242,050	$3,213	$—	N/A
Fiscal 2009	$221,569	$2,298	$—	N/A
Fiscal 2008	$114,300	$2,205	$—	N/A
Fiscal 2007	$85,000	$2,650	$—	N/A
Fiscal 2006	$15,000	$2,638	$—	N/A
Fiscal 2005	$18,000	$32,645	$—	N/A
Fiscal 2004	$55,500	$3,878	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
SMBC Revolving Funding Facility
Fiscal 2012 (as of March 31, 2012, unaudited)	$31,800	$2,701	$—	N/A
Debt Securitization
Fiscal 2012 (as of March 31, 2012, unaudited)	$60,049	$2,701	$—	N/A
Fiscal 2011	$77,531	$2,518	$—	N/A
Fiscal 2010	$155,297	$3,213	$—	N/A
Fiscal 2009	$273,752	$2,298	$—	N/A
Fiscal 2008	$314,000	$2,205	$—	N/A
Fiscal 2007	$314,000	$2,650	$—	N/A
Fiscal 2006	$274,000	$2,638	$—	N/A
2011 Notes
Fiscal 2010	$296,258	$3,213	$—	$1,018
2012 Notes
Fiscal 2010	$158,108	$3,213	$—	$1,018
2022 Notes
Fiscal 2012 (as of March 31, 2012, unaudited)	$143,750	$2,701	$—	$1,004

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
2040 Notes
Fiscal 2012 (as of March 31, 2012, unaudited)	$200,000	$2,701	$—	$1,017
Fiscal 2011	$200,000	$2,518	$—	$984
Fiscal 2010	$200,000	$3,213	$—	$952
2047 Notes
Fiscal 2012 (as of March 31, 2012, unaudited)	$181,039	$2,701	$—	$956
Fiscal 2011	$180,988	$2,518	$—	$917
Fiscal 2010	$180,795	$3,213	$—	$847
February 2016 Convertible Notes
Fiscal 2012 (as of March 31, 2012, unaudited)	$542,944	$2,701	$—	$1,033
Fiscal 2011	$541,153	$2,518	$—	$1,001
June 2016 Convertible Notes
Fiscal 2012 (as of March 31, 2012, unaudited)	$216,621	$2,701	$—	$1,006
Fiscal 2011	$215,931	$2,518	$—	$984
2017 Convertible Notes
Fiscal 2012 (as of March 31, 2012, unaudited)	$157,663	$2,701	$—	$993

(1)
Total amount of each class of senior securities outstanding at carrying value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the 2022 Notes, the 2040 Notes, the 2047 Notes, the February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the 2022 Notes, the 2040 Notes, the 2047 Notes, the February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness (including for the 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

BUSINESS

GENERAL

        Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $5.6 billion of total assets as of March 31, 2012.

        We are externally managed by our investment adviser, Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and an SEC registered investment adviser with approximately $52 billion of total committed capital under management as of April 30, 2012. Our administrator, Ares Operations, a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

        Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies. In this prospectus, we generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

        We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $400 million each, investments in the project finance/power generation sector generally range between $10 million and $200 million each and investments in the venture finance sector generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on our capital availability.

        To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

        The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount to third parties, such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

        The first and second lien senior loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Rating Services). We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

        We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms of Ares to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 14 years and its senior partners have an average of over 22 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. The Company has access to the Ares staff of approximately 235 investment professionals and approximately 265 administrative professionals who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations.

        Since our initial public offering on October 8, 2004 through March 31, 2012, our realized gains have exceeded our realized losses by approximately $140 million (excluding the one-time gain on the Allied Acquisition and gains/losses from the extinguishment of debt and other assets). For this same time period, our portfolio exits have resulted in an aggregate cash flow realized internal rate of return to us of approximately 14% (based on original cash invested of approximately $5.0 billion and total proceeds from such exits of approximately $6.0 billion). Approximately 73% of these exits resulted in an aggregate cash flow internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rate of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

        We and GE also co-invest through an unconsolidated vehicle, the SSLP. The SSLP was initially formed in December 2007 by Allied Capital and GE to co-invest in "stretch senior" and "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies. In October 2009, we acquired from Allied Capital subordinated certificates issued by the SSLP and management rights in respect thereto. As of March 31, 2012, the SSLP had approximately $7.7 billion of available capital, approximately $5.4 billion in aggregate principal amount of which was funded as of March 31, 2012. At March 31, 2012, we had agreed to make available to the SSLP approximately $1.5 billion, of which approximately $1.1 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). As of March 31, 2012, our investment in the SSLP was approximately $1.1 billion at fair value (including unrealized appreciation of $25.5 million) which represented 22% of our total portfolio at fair value. Effective March 30, 2012, Ares Capital Management assumed from the Company the role of co-manager of the SSLP. However, this change did not impact the Company's economics in respect of its participation in the SSLP.

        While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies outside of the United States, entities that are operating pursuant to certain exceptions to the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for in the Investment Company Act.

        In the first quarter of 2011, the staff of the SEC (the "Staff") informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act) (i.e., in a BDC's 70% basket of "qualifying assets"). Subsequently, in August 2011 the SEC issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release), we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately take an official view that 3a-7 issuers are not "eligible portfolio companies".

        Our portfolio company, IHAM, which became an SEC registered investment adviser effective March 30, 2012, manages (or sub-manages/sub-advises) the IHAM Vehicles, which are described in more detail under "—Investments—Managed Vehicles" below. We have also made direct investments in securities of certain of these vehicles. As of April 30, 2012, IHAM had total committed capital under management of approximately $3.4 billion, which included approximately $0.3 billion invested by Ares Capital in IHAM or securities issued by the IHAM Vehicles. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM.

About Ares

        Founded in 1997, Ares is a global alternative asset manager and an SEC registered investment adviser with approximately $52 billion of total committed capital under management and over 500 employees as of April 30, 2012.

        Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the origination, acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle-market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

        Ares is comprised of the following groups:

  •
  Private Debt Group.  The Ares Private Debt Group manages Ares Capital, ACE (Ares' European private debt business), Ares' commercial real estate business (which includes private funds and Ares Commercial Real Estate Corporation (NYSE: ACRE)) as well as certain other private funds and managed accounts. The Ares Private Debt Group also co-manages the SSLP. In the aggregate, the Ares Private Debt Group had approximately $19.5 billion of total committed capital under management as of April 30, 2012, including capital which may be committed for investment both directly and through certain financial services portfolio companies of the Company. The Ares Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component. The Ares Private Debt Group also makes equity investments in private middle-market companies, usually in conjunction with a concurrent debt investment.

  •
  Capital Markets Group.  The Ares Capital Markets Group had approximately $23.8 billion of total committed capital under management as of April 30, 2012 and focuses primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Equity Group.  The Ares Private Equity Group had approximately $8.5 billion of total committed capital under management as of April 30, 2012, primarily through ACOF. ACOF generally makes private equity investments in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. In particular, the Ares Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

        Ares' senior partners have been working together as a group for many years and have an average of over 22 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a team of approximately 235 highly disciplined investment professionals covering current investments in more than 1,100 companies across over 30 industries. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and certain high net worth individuals investing in Ares' funds.

Ares Capital Management

        Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 80 U.S.-based investment professionals led by the senior partners of the Ares Private Debt Group: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members, including the senior partners of the Ares Private Debt Group, senior partners in the Ares Private Equity Group and a senior adviser to the Ares Capital Markets Group.

MARKET OPPORTUNITY

        We believe that current market conditions present attractive opportunities for us to invest in middle-market companies; specifically:

  •
  We believe that the volatility in global markets over the last several years has reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition and generally more favorable capital structures and deal terms. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that many traditional bank lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders are limited in their ability to underwrite and syndicate bank loans and high yield securities for middle-market issuers as they seek to build capital and meet future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle market companies and therefore more new-issue market opportunities for us.

  •
  We believe that there is a lack of market participants that are willing to not only underwrite but also hold loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe there is a large pool of uninvested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources, such as us.

  •
  We believe that the scheduled expirations of reinvestment periods for a significant amount of collateralized loan obligation vehicles may reduce the amount of funding available for larger middle market businesses over time.

  •
  A high volume of senior secured and high yield debt will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

COMPETITIVE ADVANTAGES

        We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

        As of April 30, 2012, Ares had approximately $52 billion of total committed capital under management in the related asset classes of non-syndicated first and second lien senior loans, syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital. Specifically, the Ares platform provides the Company an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit the investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information. Ares' senior partners have an average of more than 22 years of experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities.

Seasoned Management Team

        The investment professionals in the Ares Private Debt Group and members of our investment adviser's investment committee also have significant experience originating and investing across market cycles. As a result of Ares' extensive investment experience in private debt and the history of the Ares Private Debt Group's seasoned management team, Ares Capital has developed a strong reputation for an ability to originate and invest across market cycles. This experience also provided Ares Capital with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

        We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies across multiple channels. We also leverage the extensive relationships of the broader Ares platform, including relationships with the portfolio companies held by the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Experience with and Focus on Middle-Market Companies

        Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Private Debt Group works closely with Ares' other investment professionals, who together currently oversee a portfolio of investments in over 1,100 companies across over 30 industries, and provide access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

        In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 22 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

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  businesses with strong franchises and sustainable competitive advantages;

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  industries with positive long-term dynamics;

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  businesses and industries with cash flows that are dependable and predictable;

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  management teams with demonstrated track records and appropriate economic incentives;

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  rates of return commensurate with the perceived risks;

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  securities or investments that are structured with appropriate terms and covenants; and

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  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

        We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 30 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

Scale and Flexible Transaction Structuring

        We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible in structuring investments, including the types of investments and the terms associated with such investments. Ares has extensive experience investing in a wide variety of structures for companies with a diverse set of terms and conditions. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

OPERATING AND REGULATORY STRUCTURE

        Our investment activities are managed by Ares Capital Management, which is wholly owned by Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

        As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which funds managed by Ares or any of its downstream affiliates (including Ares Capital Management) (other than Ares Capital and its downstream affiliates) currently has an investment. However, we may co-invest on a concurrent basis with funds managed by Ares or any of its downstream affiliates (including, subject to certain exceptions, Ares Capital Management), subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. We have applied for an exemptive order from the SEC that would permit us to co-invest with funds managed by Ares or its downstream affiliates (including Ares Capital Management). Any such order will be subject to certain terms and conditions. There is no assurance that the application for exemptive relief will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with funds managed by Ares or any of its downstream affiliates (including Ares Capital Management). See "Risk Factors—Risks Relating to Our Business—We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted."

        Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant respects. As a consequence of our being a RIC for U.S. federal income tax purposes, as well as our status as a BDC, we are dependent on our ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as a RIC and avoid corporate-level U.S. federal income tax. This requirement, in turn, generally prevents us from using earnings to support our operations including making new investments. Further, BDCs must have at least 200% asset coverage in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our Facilities also require that we maintain asset coverage of 200%.

INVESTMENTS

Ares Capital Corporation Portfolio

        We have built an investment portfolio of primarily first and second lien loans, mezzanine debt and, to a lesser extent, equity investments in private middle-market companies. Our portfolio is well diversified by industry sector and its concentration to any single issuer is limited. Our largest investment as of March 31, 2012 was in the subordinated certificates of the SSLP, which represented 22% of our portfolio at fair value as of March 31, 2012. The proceeds from these subordinated certificates are applied to make co-investments with GE in middle-market loans. However, the SSLP consists of a diverse portfolio of "stretch senior" and "unitranche" loans to 33 different borrowers as of March 31, 2012 and the portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio.

        Our investments in corporate borrowers generally range between $30 million and $400 million each, investments in the project finance/power generation sector generally range between $10 million and $200 million each and investments in the venture finance sector generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on our capital availability. To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

        In addition, the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount to third parties such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

        We make senior secured loans primarily in the form of first and/or second lien loans. Our first and second lien loans generally have terms of three to 10 years. Such first and second lien loans are granted a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include revolving lines of credit, senior term loans, senior syndicated loans and senior last-out tranche loans.

        Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior loans, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of an equity co-investment and/or warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally yields a higher return than senior secured debt. The equity co-investment and warrants associated with mezzanine debt typically allow lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

        In making an equity investment, in addition to considering the factors discussed below under "—Investment Selection," we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

        Our principal focus is investing in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity capital, of private middle-market companies in a variety of industries. We generally seek to invest in companies in the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which we have invested:

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  Aerospace and Defense

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  Business Services

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  Consumer Products

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  Containers and Packaging

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  Education

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  Energy

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  Environmental Services

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  Financial Services

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  Food and Beverage

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  Healthcare Services

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  Investment Funds and Vehicles

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  Manufacturing

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  Other Services

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  Restaurant and Food Services

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  Retail

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  Telecommunications

        However, we may invest in other industries if we are presented with attractive opportunities.

        The industrial and geographic compositions of our portfolio at fair value as of March 31, 2012 and December 31, 2011 were as follows:

	As of
Industry	March 31, 2012	December 31, 2011
Investment Funds and Vehicles(1)	24.5%	23.6%
Healthcare Services	14.6	13.4
Education	10.5	11.2
Restaurant and Food Services	8.2	6.8
Financial Services	6.5	6.4
Business Services	5.3	6.6
Consumer Products	5.3	5.4
Containers and Packaging	4.4	4.5
Other Services	3.7	2.5
Manufacturing	3.4	2.8
Telecommunications	1.9	2.0
Retail	1.9	1.8
Grocery	1.8	1.9
Energy	1.2	1.3
Automotive Services	1.1	1.1
Other	5.7	8.7

Total	100.0%	100.0%

(1)
Includes our investment in the SSLP, which represented 22% and 21% of the Company's total portfolio at fair value as of March 31, 2012 and December 31, 2011, respectively. The SSLP had made loans to 33 and 32 different borrowers as of March 31, 2012 and December 31, 2011, respectively. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio.

	As of
Geographic Region	March 31, 2012	December 31, 2011
West	49.1%	48.4%
Southeast	17.5	21.2
Midwest	14.8	14.5
Mid-Atlantic	14.3	12.8
International	2.6	1.4
Northeast	1.7	1.7

Total	100.0%	100.0%

        As of March 31, 2012, 3.6% of total investments at amortized cost (or 1.0% of total investments at fair value), were on non-accrual status. As of December 31, 2011, 3.3% of total investments at amortized cost (or 0.9% of total investments at fair value), were on non-accrual status.

        While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies outside of the United States, entities that are operating pursuant to certain exceptions to the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for in the Investment Company Act.

Managed Vehicles

        We have made investments in our portfolio company, IHAM, an SEC registered investment adviser, as well as in certain vehicles managed by IHAM. IHAM manages 10 unconsolidated credit vehicles: Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II"), Ivy Hill Middle Market Credit Fund III, Ltd. ("Ivy Hill III"), Ivy Hill Senior Debt Fund, L.P. and related vehicles ("Ivy Hill SDF" and, together with Ivy Hill I, Ivy Hill II and Ivy Hill III, the "Ivy Hill Funds"), Knightsbridge CLO 2007-1 Limited, Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd. (collectively, the "Emporia Funds") and Ares Private Debt Strategies Fund II, L.P. and Ares Private Debt Strategies Fund III, L.P. (collectively, the "PDS Funds"). In addition, IHAM serves as the sub-adviser/sub-manager for four others: CoLTS 2005-1 Ltd., CoLTS 2005-2 Ltd. and CoLTS 2007-1 Ltd. (collectively, the "CoLTS Funds") and FirstLight Funding I, Ltd. ("FirstLight"). As of April 30, 2012, IHAM had total committed capital under management of approximately $3.4 billion, which included approximately $0.3 billion invested by Ares Capital in IHAM or securities issued by the IHAM Vehicles.

        IHAM or certain IHAM Vehicles have purchased investments from us for a purchase price equal to the fair value of such investments at the time of such purchases, including approximately $6 million, $261 million, $113 million and $46 million for the three months ending March 31, 2012 and the years ending December 31, 2011, 2010 and 2009, respectively.

        IHAM is party to the IHAM administration agreement with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement.

INVESTMENT SELECTION

        Ares' investment philosophy was developed over the past 22 years and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Ares in Ares' private investment funds.

        This investment philosophy involves, among other things:

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  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

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  company-specific research and analysis; and

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  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

        The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. We follow a rigorous investment process based on:

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  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

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  an evaluation of management and its economic incentives;

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  an analysis of business strategy and industry trends; and

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  an in-depth examination of capital structure, financial results and projections.

        We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Intensive Due Diligence

        The process through which an investment decision is made involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed by us proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

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  meeting with the target company's management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

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  checking management's backgrounds and references;

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  performing a detailed review of historical financial performance, including performance through various economic cyces, and the quality of earnings;

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  visiting headquarters and company operations and meeting with top and middle-level executives;

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  contacting customers and vendors to assess both business prospects and standard practices;

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  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

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  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including available Wall Street research, industry association literature and general news);

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  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

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  investigating legal risks and financial and accounting systems.

Selective Investment Process

        After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee, which is comprised of the senior partners of the Ares Private Debt Group. The investment professionals of Ares Capital Management are responsible for the day-to-day management of our portfolio.

        After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis. Approximately 7-10% of all investments initially reviewed by us will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of Ares Capital Management, although unanimous consent is sought.

Issuance of Formal Commitment

        Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and/or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. Approximately 5-7% of the investments initially reviewed by us eventually result in the issuance of formal commitments.

Debt Investments

        We invest in portfolio companies primarily in the form of first and second lien senior loans and mezzanine debt. The first and second lien senior loans generally have terms of three to seven years. Such first and second lien senior loans have security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of such loans. First and second lien senior loans generally have floating interest rates, which may have LIBOR floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

        We structure our mezzanine investments primarily as unsecured subordinated loans that provide for relatively high fixed interest rates that provide us with significant current interest income. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine investment. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be secured by a subordinated lien on some or all of the assets of the borrower.

        In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

        In the case of our first and second lien senior loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

  •
  targeting a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  incorporating "put" rights, call protection and LIBOR floors for floating rate loans, into the investment structure; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

        We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow over time, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and (c) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a company from changing the nature of its business or capitalization without our consent.

        Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity Investments

        To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

ON-GOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

        We closely monitor each investment we make, maintain a regular dialogue with both the management team and other stakeholders and seek specifically tailored financial reporting. In addition, senior investment professionals may take board seats or obtain board observation rights for our portfolio companies. As of March 31, 2012, of our 143 portfolio companies, we were entitled to board seats or board observation rights on 57% of these companies.

        We seek to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. We often introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

        Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. Our investment adviser grades the investments in our portfolio at least each quarter and it is possible that the grade of certain of these portfolio investments may be reduced or increased over time.

        As of March 31, 2012, the weighted average grade of our portfolio was 3.0. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity."

MANAGERIAL ASSISTANCE

        As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

COMPETITION

        Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Ares Capital. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—We operate in a highly competitive market for investment opportunities."

        We believe that the relationships of the members of our investment adviser's investment committee and of the senior partners of Ares enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

MARKET CONDITIONS

        Due to the volatility in global markets, the availability of capital and access to capital markets has been limited over the last several years. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. However, given the unprecedented nature of the volatility in the global markets over the past several years and the uncertainty around the strength of the U. S. economic recovery, there can be no assurances that these activities will be successful. While the current markets have improved from various periods of market dislocation and volatility, there can be no assurance that they will not worsen again in the future. If they do, we could face materially higher financing costs. Consequently, our operating strategy could be materially and adversely affected. See "Risk Factors—Risks Relating to Our Business—Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future continue to have, a negative impact on our business and operations."

        In connection with the prior depressed market conditions of the general economy, the stocks of BDCs as an industry have in the past traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. In some cases, certain BDCs became "forced sellers" of assets, defaulted on their indebtedness, decreased their distributions to stockholders or announced share repurchase programs. We cannot assure you that the market pressures we may face in the future will not have a material adverse effect on our business, financial condition and results of operations.

STAFFING

        We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser or our administrator, each of which is a wholly owned subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our investment adviser or our administrator. Our investment adviser has approximately 80 investment professionals who focus on origination, transaction development, investment and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement." We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, Ares Capital does not have a formal employee relations policy.

PROPERTIES

        We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 245 Park Avenue, 44th Floor, New York, New York 10167. We rent the office space directly from a third party pursuant to a lease that expires in February 2026. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of our office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by us under our office lease, plus certain additional costs and expenses.

LEGAL PROCEEDINGS

        We are party to certain lawsuits in the normal course of business. Allied Capital was also involved in various other legal proceedings that we assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, we do not expect these matters will materially affect our business, financial condition or results of operations.

PORTFOLIO COMPANIES

        The following table describes each of the businesses included in our portfolio and reflects data as of March 31, 2012. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

        We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by us under the Investment Company Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an "affiliated person" under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. Where we do not hold a seat on the portfolio company's board of directors, we may also receive rights to observe such board meetings.

        Where we have indicated by footnote the amount of unfunded commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such unfunded commitments are presented net of (i) standby letters of credit treated as funded commitments because they are issued and outstanding, (ii) commitments substantially at the Company's discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

ARES CAPITAL AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of March 31, 2012
(dollar amounts in thousands)

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
10th Street, LLC[3] 5 North 11th Street Brooklyn, NY 11211	Real estate holding company	Senior subordinated loan	8.93% Cash, 4.07% PIK	11/2/2014				$24,460
		Member interest			10.00%			$512
		Option			40.10%			$25
ADF Capital, Inc. & ADF Restaurant Group, LLC 165 Passaic Avenue Fairfield, NJ 07004	Restaurant owner and operator	Senior secured revolving loan	6.50% (Libor + 3.50%/Q)	11/27/2013				$1,968	[5]
		Senior secured loan	12.50% (Libor + 9.50%/Q)	11/27/2014				$20,608
		Senior secured loan	6.50% (Libor + 3.50%/Q)	11/27/2013				$7,205
		Promissory note		11/27/2016				$15,339
		Warrants			87.72%			$—	[2]
AGILE Fund I, LLC[4] 4445 Willard Avenue, 11th Floor Chevy Chase, MD 20815	Investment partnership	Member interest			0.50%			$104
AllBridge Financial, LLC[4] 13760 Noel Road, Suite 1100 Dallas, TX 75240	Asset management services	Equity interests			100.00%			$13,668
American Academy Holdings, LLC 2480 South 3850 West, Suite B Salt Lake City, UT 84120	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured revolving loan	9.50% (Libor + 8.50%/Q)	3/18/2016				$100	[6]
		Senior secured loan	9.50% (Libor + 8.50%/Q)	3/18/2016				$76,852
American Broadband Communications, LLC, American Broadband Holding Company and Cameron Holdings of NC, Inc. 401 N. Tryon Street, 10th Floor Charlotte, NC 28202	Broadband communication services	Senior secured loan Senior subordinated loan Senior subordinated loan Warrants Warrants	7.50% (Libor + 5.50%/Q) 12.00% Cash, 2.00% PIK 12.00% Cash, 4.00% PIK	9/1/2013 11/7/2014 11/7/2014	17.00 20.00	% %	$ $ $ $ $	8,253 44,176 22,481 4,661 2,466	[2] [2]
American Commercial Coatings, Inc. 2008 Cypress Street Paris, KY 40362	Real estate property	Commercial mortgage loan		12/1/2025				$2,004
Apple & Eve, LLC and US Juice Partners, LLC[3] 2 Seaview Blvd Port Washington, NY 11050	Juice manufacturer	Senior secured revolving loan Senior secured loan Senior units	12.00% (Libor + 9.00%/Q) 12.00% (Libor + 9.00%/M)	10/1/2013 10/1/2013	9.71%		$ $ $	500 27,266 1,932	[7]
Aquila Binks Forest Development, LLC 15430 Endeavour Drive Jupiter, FL 33478	Real estate developer	Commercial mortgage loan		12/31/2014				$3,138
		Real estate equity interests			85.00%			$—
Athletic Club Holdings, Inc. 5201 East Tudor Road Anchorage, AL 99507	Premier health club operator	Senior secured loan	4.74% (Libor + 4.50%/M)	10/11/2013				$11,385
Augusta Sportswear, Inc. PO Box 14939 Augusta, GA 30919	Manufacturer of athletic apparel	Senior secured loan	9.50% (Base Rate + 6.25%/Q)	7/30/2015				$8,626

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
Aviation Properties Corporation[4] 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Aviation services	Common stock			100.00%			$—
AWTP, LLC[4] 2080 Lunt Avenue Elk Grove Village, IL 60007	Water treatment services	Junior secured loan Junior secured loan Membership interests	15.00% PIK 5.00% Cash, 5.00% PIK	6/23/2015 6/23/2015	90.00%		$ $ $	4,981 4,161 —
BECO Holding Company, Inc. 10926 David Taylor Drive, Suite 300 Charlotte, NC 28262	Wholesale distributor of first response fire protection equipment and related parts	Common stock			2.39%			$3,547
BenefitMall Holdings Inc. and Centerstone Insurance and Financial Services[4] 4851 LBJ Freeway, Suite 1100 Dallas, TX 75244	Employee benefits broker services company	Senior subordinated loan Common stock Warrants	18.00%	6/30/2014	68.10 5.00	% %	$ $ $	40,326 60,096 —	[2]
Bushnell Inc. 9200 Cody Overland Park, KS 66214	Sports optics manufacturer	Junior secured loan	7.08% (Libor + 6.50%/Q)	2/24/2014				$39,259
Callidus Capital Corporation[4] 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Asset management services	Common stock			100.00%			$1,020
Campus Management Corp. and Campus Management Acquisition Corp.[3] 350 Park Avenue, 23rd Floor New York, NY 10022	Education software developer	Preferred stock			16.75%			$12,560
CCS Group Holdings, LLC 3343 Perimeter Hill Drive, Suite 300 Nashville, TN 37211	Correctional facility healthcare operator	Class A units			1.41%			$1,064
Charter Baking Company, Inc. 3300 Walnut Street, Unit C Boulder, CO 80301	Baked goods manufacturer	Senior subordinated loan Preferred stock	16.00% PIK 8.00% PIK	2/6/2013	2.79%		$ $	8,230 1,519
CIBT Investment Holdings, LLC 111 Huntington Ave., 30th Floor Boston, MA 02199	Expedited travel document processing services	Class A shares			1.97%			$2,590
CIC Flex, LP 60 South Sixth Street, Suite 3720 Minneapolis, MN 55402	Investment partnership	Limited partnership units			14.28%			$3,648
Ciena Capital LLC[4] 1633 Broadway, 39th Floor New York, NY 10019	Real estate and small business loan servicer	Senior secured revolving loan Senior secured loan Equity interests	6.00% 12.00%	12/31/2013 12/31/2015	100.00%		$ $ $	14,000 32,000 23,009	[8]
CitiPostal Inc.[4] 5 North 11th Street Brooklyn, NY 11211	Document storage and management services	Senior secured revolving loan	6.75% (Base Rate + 3.25%/Q)	12/21/2013				$2,900	[9]
		Senior secured loan	8.50% Cash, 5.50% PIK	12/21/2013				$52,386
		Senior subordinated loan		12/21/2015				$1,985
		Common stock			63.10%			$—
Cleveland East Equity, LLC 26300 Harvard Road Warrensville Heights, OH 44122	Hotel operator	Real estate equity interests			50.00%			$3,061

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
Commercial Credit Group, Inc. 121 West Trade Street, Suite 2100 Charlotte, NC 28202	Commercial equipment finance and leasing company	Senior subordinated loan	15.00%	6/30/2015				$19,500
Commons R-3, LLC 5555 Glenridge Connector, Suite 700 Atlanta, GA 30342	Real estate developer	Real estate equity interests			20.00%			$—
Community Education Centers, Inc. 35 Fairfield Place West Caldwell, NJ 07006	Offender re-entry and in-prison treatment services provider	Senior secured loan Junior secured loan Junior secured loan Warrants	6.25% (Libor + 5.25%/Q) 15.50% (Libor + 11.50% Cash, 4.00% PIK /Q) 15.57% (Libor + 11.57% Cash, 4.00% PIK /Q)	12/13/2014 12/13/2015 12/13/2015	12.50%		$ $ $ $	17,143 9,196 30,553 —	[2]
Competitor Group, Inc. 9401 Waples Street, Suite 150 San Diego, CA 92121	Endurance sports media and event operator	Senior secured loan Senior secured loan	9.50% (Libor + 8.00%/Q) —	1/30/2017 1/30/2017			$ $	29,542 —	[10]
Component Hardware Group, Inc. 1890 Swarthmore Avenue Lakewood, NJ 08701	Manufacturer of commercial equipment	Junior secured loan Senior subordinated loan Warrants	7.00% Cash, 3.00% PIK 7.50% Cash, 5.00% PIK	12/31/2014 12/31/2014	20.00%		$ $ $	3,130 10,729 4,235	[2]
Cook Inlet Alternative Risk, LLC 10 British American Blvd. Latham, NY 12110	Risk management services	Senior subordinated loan	9.00%	9/30/2015				$3,700
Cornerstone Records Management, LLC 10440 Little Patuxent Parkway, Suite 900 Columbia, MD 21044	Physical records storage and management service provider	Senior secured revolving loan Senior secured loan Senior secured loan	— 8.50% (Libor + 7.00%/Q) —	8/12/2016 8/12/2016 8/12/2016			$ $ $	— 18,444 —	[11] [12]
Coverall North America, Inc. 5201 Congress Avenue, Suite 275 Boca Raton, FL 33487	Commercial janitorial service provider	Subordinated notes	10.00% Cash, 2.00% PIK	2/22/2016				$9,435
Covestia Capital Partners, LP 11111 Santa Monica Blvd , Suite 1620 Los Angeles, CA 90025	Investment partnership	Limited partnership interest			46.67%			$1,111
Crescent Hotels & Resorts, LLC and affiliates[4] 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Hotel operator	Senior secured loan Senior subordinated loan Senior subordinated loan Senior subordinated loan Senior subordinated loan Senior subordinated loan Preferred equity interest Preferred equity interest Common equity interest	10.00%	6/30/2010 9/8/2011 6/1/2017 9/19/2012 1/11/2012 3/25/2013	51.00 12.83 100.00	% % %	$ $ $ $ $ $ $ $ $	444 — 241 203 138 9 20 19 —
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC[3] 8901 Farrow Rd Columbia, SC 29203	Healthcare analysis services	Senior secured loan	7.75% (Libor + 6.50%/Q)	3/15/2017				$14,256
		Class A common stock			4.49%			$9,019
		Class C common stock			20.00%			$1,441
Dialog Telecom LLC 756 Tyvola Road, Suite 100 Charlotte, NC 28217	Broadband communication services	Senior secured loan	12.00% (Libor + 10.00% Cash, 1.50% PIK /Q)	12/31/2013				$16,475

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
Direct Buy Holdings, Inc. and Direct Buy Investors, LP[3] 8450 Broadway Merrillville, IN 46410	Membership based buying club franchisor and operator	Limited partnership interest Limited partnership interest			3.89 4.86	% %	$ $	— —
Distant Lands Trading Co. 801 Houser Way North Renton, WA 98055	Coffee manufacturer	Class A common stock Class A-1 common stock			3.32 7.33	% %	$ $	354 —
Diversified Collections Services, Inc. 333 North Canyons Pkwy. Livermore, CA 94551	Collections services	Preferred stock Common stock Common stock			0.56 2.30 0.60	% % %	$ $ $	89 3,345 873
Driven Holdings, LLC 128 S. Tryon St., Ste 900 Charlotte, NC 28202	Automotive aftermarket car care franchisor	Preferred stock Common stock			1.96 1.96	% %	$ $	2,408 —
Dynamic India Fund IV, LLC IFS Court, Twenty Eight Cybercity, Ebene, Mauritius	Investment company	Member interest			5.44%			$3,509
EarthColor, Inc.[4] 249 Pomeroy Road Parsippany, NJ 07054	Printing management services	Common stock			86.30%			$—
eInstruction Corporation 308 N. Carroll Blvd. Denton, TX 76201	Developer, manufacturer and retailer of educational products	Junior secured loan Senior subordinated loan Common stock		7/2/2014 1/2/2015	2.40%		$ $ $	7,532 — —
ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation[3] 2 Lower Ragsdale Drive Monterey, CA 93940	Developer, manufacturer and retailer of educational products	Preferred stock Common stock			10.57 8.47	% %	$ $	8,213 —
Emerald Performance Materials, LLC 2020 Front Street, Suite 100 Cuyahoga Falls, OH 44221	Polymers and performance materials manufacturer	Senior secured loan Senior secured loan Senior secured loan Senior secured loan	10.25% (Base Rate + 3.50%/M) 8.25% (Libor + 4.25%/M) 10.00% (Libor + 6.00%/M) 13.00% Cash, 3.00% PIK	11/22/2013 11/22/2013 11/22/2013 11/22/2013			$ $ $ $	10,882 8,227 7,249 8,917
Financial Pacific Company 3455 South 344th Way, Suite 300 Federal Way, WA 98001	Commercial finance leasing	Preferred stock Common stock	8.00% PIK		14.84 14.84	% %	$ $	8,483 —
Firstlight Financial Corporation[3] 1700 E. Putnum Ave. Old Greenwich, CT 06870	Investment company	Senior subordinated loan Class A common stock Class B common stock	1.00% PIK	12/31/2016	20.00 100.00	% %	$ $ $	74,342 — —
Fulton Holdings Corp. 5950 Fulton Industrial Blvd Atlanta, GA 30336	Airport restaurant operator	Senior secured loan Common stock	12.50%	5/28/2016	2.16%		$ $	40,000 1,550
Geotrace Technologies, Inc. 1011 Highway 6 South, Suite 220 Houston, TX 77077	Reservoir processing, development	Warrants Warrants			62.97 50.76	% %	$ $	— 541	[2] [2]
Gilchrist & Soames, Inc. 1535 E. Naomi Street PO Box 33806 Indianapolis, IN 46203	Personal care manufacturer	Senior secured revolving loan Senior secured revolving loan Senior secured loan	4.10% (Libor + 3.75%/S) 4.22% (Libor + 3.75%/Q) 13.44%	10/5/2013 10/5/2013 10/5/2013			$ $ $	1,500 1,000 21,941	[13] [13]
Grocery Outlet Inc. 2000 Fifth Street Berkeley, CA 94710	Value grocery retailer	Senior secured revolving loan	—	12/15/2017				$—	[14]
		Senior secured loan	10.50% (Libor + 9.00%/Q)	12/15/2017				$87,143
		Senior secured loan	11.25% (Base Rate + 8.00%/Q)	12/15/2017				$3,899

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
HCI Equity, LLC[4] 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Investment company	Member interest			100.00%			$736
HCP Acquisition Holdings, LLC[4] 600 Fifth Avenue, 17th Floor New York, NY 10020	Healthcare compliance advisory services	Class A units			26.54%			$5,084
Hojeij Branded Foods, Inc. 12700 Spine Rd SW Atlanta, GA 30320	Airport restaurant operator	Senior secured revolving loan	10.25% (Base Rate + 7.00%/Q)	2/15/2017				$1,164	[15]
		Senior secured loan	9.00% (Libor + 8.00%/Q)	2/15/2017				$14,550
		Senior secured loan	—	2/15/2017				$—	[16]
		Warrants			7.50%			$—	[2]
		Warrants			7.50%			$669	[2]
HOPPY Holdings Corp. 428 Peyton Street P.O. Box 1157 Emporia, KS 66801	Manufacturer of automotive and recreational vehicle aftermarket products	Senior secured loan	5.00% (Libor + 3.75%/M)	6/2/2016				$13,568
Hot Light Brands, Inc.[4] 11780 Manchester Road, Suite 207 St. Louis, MO 63131	Real estate holding company	Senior secured loan Common stock		2/1/2011	100.00%		$ $	3,631 —
ICSH, Inc. 1540 Greenwood Avenue Montebello, CA 90640	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan	—	8/31/2016				$—	[17]
		Senior secured loan	8.00% (Libor + 7.00%/Q)	8/31/2016				$120,880
		Senior secured loan	—	8/31/2016				$—	[18]
Impact Innovations Group, LLC 2500 Northwinds Parkway, Suite 200 Alpharetta, GA 30004	IT consulting and outsourcing services	Member interest			50.00%			$200
Imperial Capital Group, LLC 2000 Avenue of the Stars, 9th Floor S Los Angeles, CA 90067	Investment services	Class A common units 2006 Class B common units 2007 Class B common units			5.00 5.00 5.00	% % %	$ $ $	20,766 4 —
Imperial Capital Private Opportunities, LP 2000 Avenue of the Stars, 9th Floor S Los Angeles, CA 90067	Investment partnership	Limited partnership interest			80.00%			$5,120
Implus Footcare, LLC 2001 TW Alexander Drive P.O. Box 13925 Durham, NC 27709	Provider of footwear and other accessories	Preferred stock Common stock	6.00% PIK		2.58 2.39	% %	$ $	4,659 65
INC Research, Inc. 3201 Beechleaf Court, Suite 600 Raleigh, NC 27604	Pharmaceutical and biotechnology consulting services	Common stock			18.18%			$1,403
Infilaw Holding, LLC 1100 5th Avenue South, Suite 301 Naples, FL 34102	Operator of for-profit law schools	Senior secured revolving loan Senior secured loan Senior secured loan Series A preferred units	— 9.50% (Libor + 8.50%/Q) — 10.75% (Base Rate + 7.50%/Q)	8/25/2016 8/25/2016 8/25/2016	100.00%		$ $ $ $	— 29,850 — 131,000	[19] [20]
Insight Pharmaceuticals Corporation[3] 1170 Wheeler Way, Suite 150 Langhorne, PA 19047	OTC drug products manufactuer	Junior secured loan Class A common stock Class B common stock	13.25% (Libor + 11.75%/Q)	8/26/2017	12.60 12.60	% %	$ $ $	24,500 9,525 9,525

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc. Calle Santa Ana 1660 Santurce, Puerto Rico 00909-2309	Private school operator	Series B preferred stock Series C preferred stock Common stock			19.59 0.80 0.83	% % %	$ $ $	6,386 323 —
Investor Group Services, LLC[3] 2020 Front Street, Suite 100 Boston, MA 02116	Business consulting for private equity and corporate clients	Senior secured revolving loan Limited liability company membership interest	—	6/23/2013	10.00%		$ $	— 926	[21]
Ivy Hill Asset Management, L.P.[4] 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Asset management services	Member interest			100.00%			$201,199
Ivy Hill Middle Market Credit Fund, Ltd.[4] 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Investment company	Subordinated notes Class B deferrable interest notes	15.00% 6.47% (Libor + 6.00%/Q)	11/20/2018 11/20/2018			$ $	16,480 38,000
JTC Education Holdings, Inc. 100 Fillmore Place, Suite 300 Denver, CO 80206	Postsecondary school operator	Senior secured revolving loan Senior secured loan	12.75% (Base Rate + 9.50%/Q) 12.50% (Libor + 9.50%/M)	12/23/2014 12/23/2014			$ $	2,175 29,404	[22]
Kodiak Funding, LP 2107 Wilson Blvd, Suite 400 Arlington, VA 22201	Investment partnership	Limited partnership interest			3.96%			$823
La Paloma Generating Company, LLC 24 Waterway Avenue, Suite 800 Houston, TX 77380	Natural gas fired, combined cycle plant operator	Junior secured loan	10.25% (Libor + 8.75%/Q)	8/27/2018				$56,050
Lakeland Tours, LLC 218 West Water Street, Suite 400 Charlottesville, VA 22902	Educational travel provider	Senior secured revolving loan Senior secured loan Senior secured loan Common stock	— 6.00% (Libor + 4.50%/Q) 10.00% (Libor + 8.50%/Q)	12/31/2016 12/31/2016 12/31/2016	3.53%		$ $ $ $	— 24,565 104,699 4,637	[23]
Lighting Science Group Corporation 1227 South Patrick Drive, Building 2A Satellite Beach, FL 32937	Designer, developer and manufacturer of advanced lighting products	Letter of credit facility	—	2/20/2014				$—	[24]
Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC 825 East Gate Blvd. Garden City, NY 11530	Healthcare professional provider	Senior secured revolving loan Senior secured loan	— 9.75% (Libor + 8.75%/Q)	3/16/2018 3/16/2018			$ $	— 137,509	[25]
Making Memories Wholesale, Inc.[4] 1168 West 500 North Centerville, UT 84014	Scrapbooking branded products manufacturer	Senior secured revolving loan Senior secured loan Common stock		8/21/2014 8/21/2014	92.00%		$ $ $	1,105 — —	[26]
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp. 8515 E. Anderson Dr. Scottsdale, AZ 85255	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan Senior secured loan Warrants Warrants	13.00% (Libor + 12.00%/M) 13.00% (Libor + 12.00%/Q)	6/30/2016 6/30/2016	4.56 5.00	% %	$ $ $ $	4,275 38,861 — 652	[27] [2] [2]
McKenzie Sports Products, LLC 1910 Saint Luke's Church Road Salisbury, NC 28146	Designer, manufacturer and distributor of taxidermy forms and supplies	Senior secured revolving loan Senior secured loan	— 7.75% (Base Rate + 4.50%/M)	3/30/2017 3/30/2017			$ $	— 32,000	[28]

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
Microstar Logistics LLC 5613 DTC Pkwy Greenwood Vlg, CO 80111	Keg management solutions provider	Junior secured loan	10.00% (Libor + 9.00%/Q)	8/5/2016				$110,000
Multi-Ad Services, Inc.[3] 1720 W. Detweiller Drive Peoria, IL 61615	Marketing services and software provider	Preferred units Common units			13.95 7.48	% %	$ $	2,038 —
MVL Group, Inc.[4] 1061 E. Indiantown Road, Suite 300 Jupiter, FL 33477	Marketing research provider	Senior secured loan Senior subordinated loan Junior subordinated loan Common stock	12.00% 12.00% Cash, 2.50% PIK 10.00%	7/8/2012 7/8/2012	56.10%		$ $ $ $	22,772 33,721 — —
MW Dental Holding Corp. 680 Hehli Way PO Box 69 Mondovi, WI 54755	Dental services	Senior secured revolving loan Senior secured loan Senior secured loan	8.50% (Libor + 7.00%/M) 8.50% (Libor + 7.00%/M) —	4/12/2017 4/12/2017 4/12/2017			$ $ $	1,700 71,651 —	[29] [30]
MWI Holdings, Inc. 101 Godfrey Street P.O. Box 7008 Logansport, IN 46947	Manufacturer of highly engineered springs, fastners, and other precision components	Senior secured loan	10.00% (Libor + 8.00%/Q)	6/15/2017				$48,274
Napa Management Services Corporation 68 South Service Road, Suite 350 Melville, NY 11747	Anesthesia management services provider	Senior secured revolving loan Senior secured loan Common units	— 7.50% (Libor + 6.00%/Q)	4/13/2016 4/13/2016	8.90%		$ $ $	— 47,774 5,700	[31]
National Print Group, Inc. 2464 Amicola Highway Chattanooga, TN 37406	Printing management services	Senior secured revolving loan	9.00% (Base Rate + 5.00%/M)	10/31/2013				$1,679	[32]
		Senior secured revolving loan	9.00% (Libor + 6.00%/M)	10/31/2013				$1,050	[32]
		Senior secured loan	10.00% (Libor + 6.00% Cash, 1.00% PIK /Q)	10/31/2013				$7,087
		Senior secured loan	10.00% (Base Rate + 5.00% Cash, 1.00% PIK /M)	10/31/2013				$102
		Preferred stock			5.17%			$—
NetShape Technologies, Inc. 8751 Old State Road 60 Sellersburg, IN 47172	Manufacturer of metal precision engineered components	Senior secured revolving loan	4.22% (Libor + 3.75%/Q)	2/2/2013				$568	[33]
		Senior secured revolving loan	3.94% (Libor + 3.75%/Q)	2/2/2013				$250	[33]
Novak Biddle Venture Partners III, L.P. 7501 Wisconsin Avenue East Tower, Suite 1380 Bethesda, MD 20814	Investment partnership	Limited partnership interest			2.46%			$184
NPH, Inc. 13175 Gregg Street Poway, CA 92064	Hotel property	Real estate equity interests			100.00%			$8,540
NS Merger Sub. Inc. and NS Holdings, Inc. 3500 Sunrise Highway, Suite D122 Great River, NY 11739	Healthcare technology provider	Senior subordinated loan Senior subordinated loan Common stock	13.50% —	6/21/2017 6/21/2017	1.70%		$ $ $	50,579 — 3,530	[34]
OnCURE Medical Corp. 188 Inverness Drive West, Suite 650 Englewood, CO 80112	Radiation oncology care provider	Common stock			3.29%			$1,361
Orion Foods, LLC (fka Hot Stuff Foods, LLC)[4] 2930 W. Maple Street Sioux Falls, SD 57118	Convenience food service retailer	Senior secured revolving loan Senior secured loan Junior secured loan Preferred units Class A common units Class B common units	10.75% (Base Rate + 7.50%/M) 10.00% (Libor + 8.50%/Q) 14.00%	9/30/2014 9/30/2014 9/30/2014	100.00 25.00 93.53	% % %	$ $ $ $ $ $	7,300 33,807 27,443 — — —	[35]

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
OTG Management, Inc. One International Plaza, Suite 130 Philadelphia, PA 19113	Airport restaurant operator	Senior secured revolving loan Senior secured revolving loan Senior secured loan Junior secured loan Junior secured loan Common units Warrants	8.50% (Libor + 7.00%/Q) 9.25% (Base Rate + 6.00%/M) 8.50% (Libor + 7.00%/Q) 14.50% (Libor + 13.00%/M) 14.50% (Libor + 13.00%/Q)	8/9/2016 8/9/2016 8/9/2016 8/9/2016 8/9/2016	4.44 8.27	% %	$ $ $ $ $ $ $	1,875 937 18,687 29,285 2,143 2,702 4,704	[36] [36] [2]
Partnership Capital Growth Fund I, L.P. One Embarcadero, Suite 3810 San Francisco, CA 94111	Investment partnership	Limited partnership interest			25.00%			$4,225
Partnership Capital Growth Fund III, L.P. One Embarcadero, Suite 3810 San Francisco, CA 94111	Investment partnership	Limited partnership interest			25.00%			$1,266
Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp. 720 Cool Springs Blvd., Suite 450 Franklin, TN 37067	Healthcare technology provider	Series A preferred stock Common stock			4.31 4.31	% %	$ $	9,962 —
PG Mergersub, Inc. and PGA Holdings, Inc. 245 Park Avenue, 41st Floor New York, NY 10167	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior secured loan Senior subordinated loan Preferred stock Common stock	6.75% (Libor + 5.00%/Q) 12.50%	11/3/2015 3/12/2016	0.13 0.13	% %	$ $ $ $	9,085 4,000 16 789
Pillar Processing LLC and PHL Holding Co.[3] 220 Northpointe Parkway, Suite G Buffalo, NY 14228	Mortgage services	Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan Common stock	—	11/20/2013 5/20/2014 11/20/2013 11/20/2013	8.48%		$ $ $ $ $	— 1,062 6,571 4,101 —	[37]
PMI Holdings, Inc. 8000 NE Parkway Dr. #350 Vancouver, WA 98662	Restaurant owner and operator	Senior secured revolving loan Senior secured loan Senior secured loan	10.00% (Libor + 8.00%/M) 10.00% (Libor + 8.00%/M) 10.25% (Base Rate + 7.00%/M)	5/5/2015 5/5/2015 5/5/2015			$ $ $	2,000 17,228 424	[38]
PODS Funding Corp. 5585 Rio Vista Drive Clearwater, FL 33760	Storage and warehousing	Junior subordinated loan Junior subordinated loan	10.50% Cash, 5.00% PIK —	5/29/2017 5/29/2017			$ $	37,020 —	[39]
Powersport Auctioneer Holdings, LLC 13175 Gregg Street Poway, CA 92064	Powersport vehicle auction operator	Common units			2.38%			$1,000
PRA Holdings, Inc. 4130 Parklake Avenue, Suite 400 Raleigh, NC 27612	Drug testing services	Senior secured loan	4.48% (Libor + 4.00%/Q)	12/13/2014				$22,863
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc. 1650 Lake Cook Rd., Suite 400 Deerfield, IL 60015	Provider of a broad range of highly-customized, tailored protective packaging solutions	Senior secured loan	—	3/23/2017				$—	[40]
Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC 1544 Old Alabama Road Roswell, GA 30076	Bankruptcy and foreclosure processing services	Senior subordinated loan Preferred units		2/8/2014	3.17%		$ $	1,013 —

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
Promo Works, LLC 300 Martingale Road Schaumburg, IL 60173	Marketing services	Senior secured loan		12/23/2013				$2,241
Protective Industries, Inc. 2150 Elmwood Avenue Buffalo, NY 14207	Manufacturer of plastic protection products	Senior secured revolving loan	—	5/23/2017				$—	[41]
		Senior secured loan	5.75% (Libor + 4.25%/M)	5/23/2017				$5,519
		Senior secured loan	6.25% (Base Rate + 3.00%/M)	5/23/2017				$14
		Senior secured loan	—	5/23/2017				$—	[42]
		Senior subordinated loan	8.00% Cash, 7.25% PIK	5/23/2018				$733
		Preferred stock			2.50%			$3,497
R2 Acquisition Corp. 207 NW Park Ave Portland, OR 97209	Marketing services	Common stock			0.33%			$157
R3 Education, Inc. and EIC Acquisitions Corp. 1750 W. Broadway St. #222 Oviedo, FL 32765	Medical school operator	Senior secured revolving loan Senior secured loan Senior secured loan Preferred stock Common membership interest Warrants	— 13.00% PIK 9.00% (Libor + 6.00%/Q)	4/30/2013 4/30/2013 4/30/2013	15.66 22.19 10.00	% % %	$ $ $ $ $ $	— 16,146 10,379 1,760 23,936 —	[43] [2]
RCHP, Inc. 103 Continental Place, Suite 200 Brentwood, TN 37027	Operator of general acute care hospitals	Junior secured loan	11.50% (Libor + 10.00%/Q)	5/4/2019				$65,000
RE Community Holdings II, Inc.and Pegasus Community Energy, LLC. 809 West Hill Street Charlotte, NC 28208	Operator of municipal recycling facilities	Preferred stock	12.50% PIK		21.43%			$6,004
Reed Group, Ltd. 10155 Westmoor Drive, Suite 210 Westminster, CO 80021	Medical disability management services provider	Senior secured revolving loan Senior secured loan Equity interests		12/19/2013 12/19/2013	4.00%		$ $ $	1,231 12,624 —	[44]
Restaurant Holding Company, LLC Carretera 165 Km 6.2 Zona Industrial Cataño Cataño, Puerto Rico 00962	Fast food restaurant operator	Senior secured loan	9.00% (Libor + 7.50%/M)	2/17/2017				$74,250
S.B. Restaurant Company 14241 Firestone Blvd, Suite 315 La Mirada, CA 90638	Restaurant owner and operator	Senior secured loan Preferred stock Warrants	13.00% (Libor + 9.00% Cash, 2.00% PIK /Q)	7/16/2012	2.15 2.50	% %	$ $ $	34,549 117 —	[2]
Savers, Inc. and SAI Acquisition Corporation 11400 SE 6th St. Suite 220 Bellevue, WA 98004	For-profit thrift retailer	Common stock			1.86%			$16,744
Saw Mill PCG Partners LLC 8751 Old State Road 60 Sellersburg, IN 47172	Manufacturer of metal precision engineered components	Common units			66.67%			$—
Senior Secured Loan Fund LLC[4] 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Co-investment vehicle	Subordinated certificates	8.47% (Libor + 8.00%/Q)		87.50%			$1,125,702
Sigma International Group, Inc. 700 Goldman Drive Cream Ridge, NJ 08514	Manufacturer of water treatment parts	Junior secured loan	10.00% (Libor + 3.50% Cash, 5.00% PIK /A)	4/10/2014				$3,280
Soteria Imaging Services, LLC[3] 9200 Leesgate Road, Suite 800 Fairfax, VA 22030	Outpatient medical imaging provider	Junior secured loan Junior secured loan Preferred member units		11/10/2010 11/10/2010	89.23%		$ $ $	1,099 770 —

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc. 875 N. Michigan Ave., Suite 4020 Chicago, IL 60611	Manufacturer of magnetic sensors and supporting sensor products	Senior secured loan Senior secured loan	9.00% (Libor + 7.50%/Q) —	12/16/2016 12/16/2016			$ $	12,109 —	[45]
Stag-Parkway, Inc.[4] 7095 Tradewater Parkway Atlanta, GA 30336	Automotive aftermarket components supplier	Senior secured loan Preferred stock Common stock	12.50% (Libor + 11.00%/Q) 16.50% PIK	12/1/2014	100.00 100.00	% %	$ $ $	34,500 4,200 16,290
Startec Equity, LLC[4] 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Communication services	Member interest			100.00%			$—
Summit Business Media Parent Holding Company LLC 375 Park Avenue New York, NY 10152-0002	Business media consulting services	Limited liability company membership interest			22.99%			$619
Sunquest Information Systems, Inc. 250 South Williams Blvd Tucson, AZ 85711	Laboratory software solutions provider	Junior secured loan	9.75% (Libor + 8.50%/Q)	6/16/2017				$125,000
The Dwyer Group[3] 7 Times Square, Suite 4307 New York, NY 10036	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan Series A preferred units	14.50% 8.00% PIK	12/23/2016	18.26%		$ $	17,100 19,425
The Step2 Company, LLC 10010 Aurora-Hudson Road Streetsboro, OH 44241	Toy manufacturer	Junior secured loan Junior secured loan Common units Warrants	10.00% Cash, 5.00% PIK 10.00%	4/13/2015 4/13/2015	1.77 5.00	% %	$ $ $ $	28,418 27,000 15 42	[2]
The Teaching Company, LLC and The Teaching Company Holdings, Inc. 4151 Lafayette Center Drive, No. 100 Chantilly, VA 20151	Education publications provider	Senior secured loan Preferred stock Common stock	9.00% (Libor + 7.50%/M)	3/16/2017	1.77 3.64	% %	$ $ $	31,696 4,782 11
The Thymes, LLC[4] 629 9th Street SE Minneapolis, MN 55414	Cosmetic products manufacturer	Preferred units Common units	8.00% PIK		67.50 67.50	% %	$ $	6,564 870
Things Remembered Inc. and TRM Holdings Corporation 5500 Avion Park Drive Highland Heights, OH 44143	Personalized gifts retailer	Senior secured loan Preferred stock Class B Preferred stock Common stock Warrants	9.00% (Libor + 7.00%/M)	3/1/2014	31.93 3.50 2.98 0.00	% % % %	$ $ $ $ $	28,154 2,249 2,056 2,804 3,135	[2]
Tradesmen International, Inc. 9760 Shepard Road Macedonia, OH 44056	Construction labor support	Junior secured loan Warrants	13.00% Cash, 1.00% PIK	5/25/2014	10.00%		$ $	10,085 6,283	[2]
Tripwire, Inc. 101 SW Main St., Ste. 1500 Portland, OR 97204	IT security software provider	Senior secured revolving loan Senior secured loan Class A common stock Class B common stock	— 6.00% (Libor + 4.75%/Q)	5/23/2018 5/23/2018	2.95 2.95	% %	$ $ $ $	— 80,000 4,932 50	[46]
U.S. Renal Care, Inc. 2400 Dallas Parkway, Suite 350 Plano, TX 75093	Dialysis provider	Senior secured loan Senior subordinated loan	5.50% (Libor + 4.00%/M) 11.25% Cash, 2.00% PIK	12/14/2016 6/9/2018			$ $	7,425 50,824

Company	Business Description	Investment	Interest[1]	Maturity Date	% of Class Held at 3-31-12		Fair Value
UL Holding Co., LLC[3] 2824 N Ohio Wichita, KS 67201	Petroleum product manufacturer	Junior secured loan	9.41% (Libor + 8.88%/Q)	12/24/2012				$2,926
		Junior secured loan	15.00%	12/24/2012				$5,000
		Junior secured loan	14.00%	12/24/2012				$8,774
		Junior secured loan	9.34% (Libor + 8.88%/Q)	12/24/2012				$2,000
		Junior secured loan	9.39% (Libor + 8.88%/Q)	12/24/2012				$10,701
		Class A common units			0.26%			$64
		Class B-4 common units			2.48%			$298
		Class B-5 common units			29.68%			$3,569
		Class C common units			8.55%			$3,681
United Road Towing, Inc. 9550 Bornet Drive, Suite 301 Mokena, IL 60448	Towing company	Warrants			3.00%			$—	[2]
USG Nevada LLC 1505 Tyrell Lane Boise, ID 83705	Geothermal, renewable energy, developer for electrical power and direct uses	Junior secured loan	4.01% (Libor + 3.50%/Q)	6/30/2012				$7,500
Vantage Oncology, Inc. 1500 Rosecrans Ave, Suite 400 Manhattan Beach, CA 90266	Radiation oncology care provider	Common stock			5.67%			$4,132
Venturehouse-Cibernet Investors, LLC 509 Seventh Street, N.W. Washington, DC 20004	Financial settlement services for intercarrier wireless roaming	Equity interests			3.31%			$—
Vistar Corporation and Wellspring Distribution Corp. 12650 East Arapahoe Road Centennial, CO 80112	Food service distributor	Junior secured loan Class A non-voting common stock	11.00%	5/23/2015	33.33%		$ $	100,250 6,752
VSC Investors LLC 401 Vance Street Los Angeles, CA 90272	Investment company	Membership interest			1.95%			$790
VSS-Tranzact Holdings, LLC[3] 350 Park Avenue New York, NY 10022	Management consulting services	Series B preferred units Common membership interest Warrants			8.54 8.54 8.54	% % %	$ $ $	899 224 110	[2]
Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC) 3690 Redondo Beach Ave. Redondo Beach, CA 90278	Laundry service and equipment provider	Senior secured loan Junior secured loan	7.00% (Base Rate + 3.75%/Q) 10.88% (Libor + 9.38%/Q)	8/28/2014 8/28/2015			$ $	4,837 90,000
Waste Pro USA, Inc 2101 West State Road 434, Suite 315 Longwood, FL 32779	Waste management services	Preferred Class A common equity			2.47%			$21,460
Woodstream Corporation 69 N. Locust Street Lititz, PA 17543-1714	Pet products manufacturer	Senior subordinated loan Common stock	12.00%	2/27/2015	2.17%		$ $	44,550 2,504
WP CPP Holdings, LLC 4200 West Valley Boulevard Pomona, CA 91769	Manufacturer of precision engineered castings	Senior secured loan Senior secured loan	9.25% (Base Rate + 6.00%/Q) 8.50% (Libor + 7.00%/M)	10/11/2017 10/11/2017			$ $	177 70,645
Wyle Laboratories, Inc. and Wyle Holdings, Inc. 1960 E. Grand Ave., Suite 900 El Segundo, CA 90245-5023	Provider of specialized engineering, scientific and technical services	Senior preferred stock Common stock	8.00% PIK		0.77 0.66	% %	$ $	97 2,114

								$5,204,531

[1]
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bimonthly (B), quarterly (Q) or semiannually (S). For each such loan, we have provided the current interest rate in effect as of March 31, 2012.

[2]
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

[3]
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

[4]
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

[5]
$3,032 of total commitment of $5,000 remains unfunded as of March 31, 2012.

[6]
$4,300 of total commitment of $4,400 remains unfunded as of March 31, 2012.

[7]
$9,500 of total commitment of $10,000 remains unfunded as of March 31, 2012.

[8]
$0 of total commitment of $20,000 remains unfunded as of March 31, 2012.

[9]
$800 of total commitment of $3,700 remains unfunded as of March 31, 2012.

[10]
Total commitment of $8,500 remains unfunded as of March 31, 2012.

[11]
Total commitment of $2,333 remains unfunded as of March 31, 2012.

[12]
Total commitment of $3,867 remains unfunded as of March 31, 2012.

[13]
$2,500 of total commitment of $5,000 remains unfunded as of March 31, 2012.

[14]
$13,818 of total commitment of $15,500 remains unfunded as of March 31, 2012.

[15]
$1,300 of total commitment of $2,500 remains unfunded as of March 31, 2012.

[16]
Total commitment of $32,500 remains unfunded as of March 31, 2012.

[17]
$7,963 of total commitment of $10,000 remains unfunded as of March 31, 2012.

[18]
Total commitment of $50,000 remains unfunded as of March 31, 2012.

[19]
$13,754 of total commitment of $25,000 remains unfunded as of March 31, 2012.

[20]
Total commitment of $15,000 remains unfunded as of March 31, 2012.

[21]
$1,875 of total commitment of $2,000 remains unfunded as of March 31, 2012.

[22]
$4,234 of total commitment of $14,000 remains unfunded as of March 31, 2012.

[23]
$28,620 of total commitment of $30,000 remains unfunded as of March 31, 2012.

[24]
$0 of total commitment of $25,000 remains unfunded as of March 31, 2012.

[25]
Total commitment of $10,000 remains unfunded as of March 31, 2012.

[26]
$0 of total commitment of $2,500 remains unfunded as of March 31, 2012.

[27]
$10,500 of total commitment of $15,000 remains unfunded as of March 31, 2012.

[28]
Total commitment of $3,000 remains unfunded as of March 31, 2012.

[29]
$8,300 of total commitment of $10,000 remains unfunded as of March 31, 2012.

[30]
Total commitment of $16,000 remains unfunded as of March 31, 2012.

[31]
$8,438 of total commitment of $9,000 remains unfunded as of March 31, 2012.

[32]
$448 of total commitment of $4,109 remains unfunded as of March 31, 2012.

[33]
$39 of total commitment of $972 remains unfunded as of March 31, 2012.

[34]
Total commitment of $50,000 remains unfunded as of March 31, 2012.

[35]
$2,700 of total commitment of $10,000 remains unfunded as of March 31, 2012.

[36]
$0 of total commitment of $2,813 remains unfunded as of March 31, 2012.

[37]
$0 of total commitment of $3,750 remains unfunded as of March 31, 2012.

[38]
$1,500 of total commitment of $3,500 remains unfunded as of March 31, 2012.

[39]
Total commitment of $5,208 remains unfunded as of March 31, 2012.

[40]
Total commitment of $1,000 remains unfunded as of March 31, 2012.

[41]
$4,627 of total commitment of $4,667 remains unfunded as of March 31, 2012.

[42]
Total commitment of $4,666 remains unfunded as of March 31, 2012.

[43]
Total commitment of $9,000 remains unfunded as of March 31, 2012.

[44]
$0 of total commitment of $3,000 remains unfunded as of March 31, 2012.

[45]
Total commitment of $10,455 remains unfunded as of March 31, 2012.

[46]
Total commitment of $10,000 remains unfunded as of March 31, 2012.

        Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2012.

Senior Secured Loan Fund LLC

        The Senior Secured Loan Fund LLC, or SSLP, was formed in December 2007. Ares Capital and GE co-invest through the SSLP in "stretch senior" and "unitranche" loans of middle-market companies and, as of March 31, 2012, the SSLP had approximately $7.7 billion of available capital, approximately $5.4 billion in aggregate principal amount of which was funded as of March 31, 2012. At March 31, 2012, we had agreed to make available to the SSLP approximately $1.5 billion, of which approximately $1.1 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The SSLP consists of a diverse portfolio of loans to 33 different borrowers as of March 31, 2012 and the portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio.

MANAGEMENT

        Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our assets. The board of directors currently consists of nine members, five of whom are not "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act. We refer to these individuals as our "independent directors." We refer to our directors who are "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act as our "interested directors." Our board of directors elects our officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

        Under our charter and bylaws, our directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

        Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Ann Torre Bates	54	Director	2010	2014
Kenneth R. Heitz	64	Director	2011	2014
Frank E. O'Bryan	78	Director	2005	2013
Gregory W. Penske	49	Director	2009	2012
Eric B. Siegel	54	Director	2004	2013
Interested Directors
Michael J. Arougheti	39	President and Director	2009	2014
Antony P. Ressler	51	Director	2010	2013
Robert L. Rosen	65	Director	2004	2012
Bennett Rosenthal	48	Chairman and Director	2004	2012

        The address for Mr. Arougheti and Mr. Rosen is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each other director is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Executive Officers and Certain Other Officers Who Are Not Directors

        Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Joshua M. Bloomstein	38	Vice President, General Counsel and Secretary
Richard S. Davis	53	Treasurer
Miriam Krieger	35	Chief Compliance Officer
Scott C. Lem	34	Assistant Treasurer
Daniel F. Nguyen	40	Vice President
Penni F. Roll	46	Chief Financial Officer
Michael D. Weiner	59	Vice President

        The address for Mr. Bloomstein and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each other executive officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Biographical Information and Discussion of Experience and Qualifications, etc.

Directors

        We divide our directors into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act and independent directors are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act.

        As described below under "Committees of the Board of Directors—Nominating and Governance Committee," the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director and in the paragraph immediately following such director's biographical information, a paragraph discussing such director's particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company's business and structure.

Independent Directors

        Ann Torre Bates, 54, has served as a director of the Company since 2010 and is currently the chairperson of the audit committee. Ms. Bates has been a strategic and financial consultant since 1997, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ms. Bates holds a BBA in Accountancy from the University of Notre Dame and an MBA in Finance and Economics from Cornell University. She currently serves on the board of directors of the Franklin Mutual Series and Recovery Funds, the Franklin Templeton Funds and SLM Corporation (Sallie Mae). She served as a director of Allied Capital Corporation from 2003 to 2010.

        Ms. Bates' experience as a previous director of Allied Capital Corporation provides the board of directors with important knowledge and continuity in dealing with matters related to the integration of Allied Capital Corporation's business into that of the Company. In addition, Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee of the board of directors with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

        Kenneth R. Heitz, 64, has served as a director of the Company since 2011. Mr. Heitz has been a Partner of the law firm of Irell & Manella, LLP since 1991. Mr. Heitz previously served as a Partner of Irell & Manella from 1979 to 1988. Mr. Heitz joined Irell & Manella in 1972. Prior to rejoining Irell & Manella in 1991, Mr. Heitz served as Acting President and Chief Executive Officer of Columbia Savings and Loan Association from January 1990 to March 1990 and served as its Executive Vice President and General Counsel from 1988 to 1990. Mr. Heitz has served as a director of El Paso Electric Company since 1996, and as Chairman of its board of directors since May 2008, where he also serves on its External Affairs and Energy Resources and Environmental Oversight Committees.

        Mr. Heitz's experience as chairman of the board of directors of a highly regulated public company, as well as his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries, provides the Board with unique insight on its duties and responsibilities.

        Frank E. O'Bryan, 78, has served as a director of the Company since 2005 and currently serves on the audit committee and the nominating and governance committee. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004, when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. (formerly Western Pacific Financial) and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan holds a BS in Business from the University of Arizona. Mr. O'Bryan has been a Director of The First American Corporation since 1994. Mr. O'Bryan is a past member of the boards of directors of Damon Corporation, Grubb & Ellis, Standard Pacific Corporation and Farmers & Merchants Bank.

        Mr. O'Bryan's long and varied business career, including his service as a director of numerous public and private companies, allows him to provide key experience and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry. Mr. O'Bryan also provides valuable knowledge and expertise in financial and accounting matters to the board of directors from his service on the audit committees of The First American Corporation and Standard Pacific Corporation.

        Gregory W. Penske, 49, has served as a director of the Company since 2009 and is currently the chairperson of the nominating and governance committee. Mr. Penske has served as President and CEO of Penske Motor Group, Inc., an automotive group that owns and operates Toyota, Lexus and Scion dealerships in California, since 1993. Mr. Penske was the former President and CEO of Penske Motorsports, Inc., which operated racetracks across the country. Penske Motorsports, Inc. was publicly traded on the NASDAQ exchange and was thereafter sold to International Speedway Corporation in 1999. Mr. Penske serves as a member of the boards of directors for Penske Corporation, the Los Angeles Sports Council and Friends of Golf, Inc. He is a member of the Toyota Parts and Service Advisory Council, the Toyota President's Cabinet and the Toyota Board of Governors. Mr. Penske is also a former member of the boards of directors of the Alltel Corporation, International Speedway Corporation and the Southern California Committee for the Olympic Games and the Board of Trustees of the John Thomas Dye School. Mr. Penske holds a BS in Business from Cornell University.

        Because of Mr. Penske's experience as the chief executive officer of both public and private companies, as well as his previous service as director of several other publicly traded companies, he is able to provide the board of directors with the perspective of an experienced executive officer and is able to give insight related to the management and operations of a publicly traded company.

        Eric B. Siegel, 54, has served as a director of the Company since 2004 and has been the lead independent director of the board of directors since 2010. Mr. Siegel currently serves on the audit committee and the nominating and governance committee. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. until it went private in 2006. Mr. Siegel rejoined the board of Kerzner International Ltd., currently a private company, in 2008. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is a past member of the Board of Trustees of the Marlborough School, a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a board member of Reprise Theatre Company, a non-profit theatre organization. Mr. Siegel holds his BA summa cum laude and Phi Beta Kappa and JD Order of the Coif from the University of California at Los Angeles.

        Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues. In addition, Mr. Siegel's experience as a partner in investment firms and over 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Interested Directors

        Michael J. Arougheti, 39, has served as President of the Company since May 2004 and as a director of the Company since 2009. Mr. Arougheti joined Ares Management in May 2004 and is a Senior Partner in the Ares Private Debt Group. He is a member of the Executive Committee of Ares Partners Management Company LLC. Mr. Arougheti is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group, ACE (Ares' European private debt business) and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. In addition, Mr. Arougheti is the Chairman of Ares Commercial Real Estate Corporation's board of directors. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti also sat on the firm's Investment Committee. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. In addition to serving as Chairman of the board of directors of Ares Commercial Real Estate Corporation, Mr. Arougheti also serves on the boards of directors of Investor Group Services, Riverspace Arts and Operation Hope. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University.

        Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters.

        Mr. Arougheti is an interested director because he is the President of the Company, is on the Investment Committee of Ares Capital Management, the Company's investment adviser, and is a member and serves on the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of the investment adviser.

        Antony P. Ressler, 51, has served as a director of the Company since April 2010. Mr. Ressler co-founded Ares Management in 1997 and is a Senior Partner in the Ares Private Equity Group and sits on the Executive Committee of Ares Partners Management Company LLC and Ares Management. Mr. Ressler is a Senior Advisor to the Ares Capital Markets Group and is a member of the Investment Committees of funds managed by the Ares Private Equity Group and certain funds managed by the Ares Capital Markets Group. Mr. Ressler may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Mr. Ressler oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Inc., with responsibility for the New Issue/Syndicate Desk. Mr. Ressler currently serves on the board of directors of Air Lease Corporation. Mr. Ressler is also a member of the Executive Committee of the Board of Trustees of the Cedars-Sinai Medical Center, is Finance Chair and a member of the Executive Committee of the Los Angeles County Museum of Art (LACMA), and is Founder and Co-Chairman of the Alliance for College-Ready Public Schools, a high performing group of eighteen charter high schools and middle schools based in Los Angeles. Mr. Ressler is also one of the founding members of the board and Finance Chair of the Painted Turtle Camp, a southern California based organization (affiliated with Paul Newman's Hole in the Wall Association), which was created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler is also a former member of the boards of directors of Allied Waste Industries, Inc. and WCA Waste Corporation. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business.

        Mr. Ressler's intimate knowledge of the business and operations of Ares Management and the Company, his extensive experience in the financial industry and as a partner in investment firms and his service as a director of other public companies provides industry-specific knowledge and expertise to the board of directors. Mr. Ressler is an interested director because he is a member and serves on the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of the investment adviser.

        Robert L. Rosen, 65, has served as a director of the Company since 2004. Mr. Rosen is an Operating Advisor to the Ares Private Equity Group. Mr. Rosen is managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1995 to 2001, Mr. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Mr. Rosen founded National Financial Partners (NYSE: "NFP"), an independent provider of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to 1993, Mr. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice

Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. In 2012, Mr. Rosen joined the Board of Directors of Ares Commercial Real Estate Corporation and Sapient Corporation. Mr. Rosen is a member of the NYU Stern School of Business Board of Overseers and a member of the Council on Foreign Relations. Mr. Rosen received an undergraduate degree from City University of New York and an M.B.A. in finance from NYU's Stern School.

        Mr. Rosen's over 31 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors. Mr. Rosen's expertise in finance, which served as the basis for his appointment as an Adjunct Professor of Finance at Fordham University Graduate School of Business, provides valuable knowledge to the board of directors. Mr. Rosen is an interested director because he has entered into a strategic advisory relationship with Ares.

        Bennett Rosenthal, 48, has served as Chairman of our board of directors since 2004. Mr. Rosenthal joined Ares Management in 1998 and is a Senior Partner in and the Co-Head of the Ares Private Equity Group. He is a member of the Executive Committee of Ares Partners Management Company LLC. Mr. Rosenthal also is a member of the Investment Committees of Ares Capital Management and the Ares Private Debt Group. Mr. Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares, Mr. Rosenthal was Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. Mr. Rosenthal is a member of the following boards of directors: AmeriQual Management, Inc., AOT Bedding Holdings Corp., Aspen Dental Management, Inc., City Ventures, LLC, Jacuzzi Brands Inc., Nortek, Inc., Serta, Inc. and Simmons Bedding Company. Mr. Rosenthal is also a former member of the board of directors of Hanger Orthopedic Group, Inc. and Maidenform Brands, Inc. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction.

        Mr. Rosenthal's intimate knowledge of the business and operations of Ares Management, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as the chairman of our board of directors. Mr. Rosenthal is an interested director because he is on the Investment Committee of Ares Capital Management, the Company's investment adviser, and is a member and serves on the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of the investment adviser.

Executive Officers and Certain Other Officers Who Are Not Directors

        Joshua M. Bloomstein, 38, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares Management in November 2006 and currently serves as the Deputy General Counsel of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares, Mr. Bloomstein was an associate with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a BA in Political Science from the State University of New York at Albany and received a JD degree, magna cum laude, from the University of Miami School of Law.

        Richard S. Davis, 53, serves as Treasurer of the Company. He joined Ares Management in June 2006 and currently serves as Chief Operating Officer of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Davis has also served as Chief Financial Officer of Ares Commercial Real Estate Corporation since 2012. He is a member of the Investment Committee of Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation. From March 2007 to December 2010, Mr. Davis served as the Company's Chief Financial Officer. From December 1997 to May 2006, Mr. Davis was with Arden Realty, Inc., a real estate investment trust and formerly the largest publicly traded office owner in Southern California, serving as its Executive Vice President and Chief Financial Officer since July 2000. From 1996 to 1997, Mr. Davis was with Catellus Development Corporation, where he was responsible for accounting and finance for the asset management and development divisions. From 1985 to 1996, Mr. Davis served as a member of the audit staff of both KPMG LLP and Price Waterhouse LLP. Mr. Davis is a Certified Public Accountant (Inactive). Mr. Davis received a BS in Accounting from the University of Missouri at Kansas City.

        Miriam Krieger, 35, serves as Chief Compliance Officer of the Company. She joined Ares Management in April 2010 and currently serves as Ares Management's Deputy Chief Compliance Officer—Private Debt, and may from time to time, serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a BA in Economics and Political Science from Wellesley College and received a JD and an MA in Economics from Duke University.

        Scott C. Lem, 34, serves as Assistant Treasurer of the Company. He joined Ares Management in July 2003 and currently serves as Chief Accounting Officer of Ares Capital Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Previously, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a BS in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an MBA in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

        Daniel F. Nguyen, 40, serves as a Vice President of the Company. He joined Ares Management in August 2000 and currently serves as an Executive Vice President and the Chief Financial Officer of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Nguyen has also served as Treasurer of Ares Commercial Real Estate Corporation since 2012. From March 2007 to December 2010, Mr. Nguyen served as Treasurer of the Company and from August 2004 to March 2007, as Chief Financial Officer of the Company. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the MBA curriculum. Mr. Nguyen is a Chartered Financial Analyst and a Certified Public Accountant.

        Penni F. Roll, 46, serves as the Chief Financial Officer of the Company. She joined Ares Management in April 2010 as Executive Vice President-Finance of Ares Capital Management and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010, when Allied Capital Corporation was acquired by the Company. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. Ms. Roll graduated magna cum laude with a BSBA in Accounting from West Virginia University. Ms. Roll is a Certified Public Accountant (Inactive).

        Michael D. Weiner, 59, serves as Vice President of the Company. Mr. Weiner is also Vice President, General Counsel, and Secretary of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company. Mr. Weiner joined Ares Management in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several corporations. Mr. Weiner also serves on the Board of Governors of the Cedars Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

INVESTMENT COMMITTEE

        Information regarding the members of Ares Capital Management's investment committee is as follows:

Name	Age	Position
Michael J. Arougheti	39	President and Director of the Company, Member of Investment Committee, Portfolio Manager
Eric B. Beckman	46	Member of Investment Committee, Portfolio Manager
R. Kipp deVeer	39	Member of Investment Committee, Portfolio Manager
Mitchell Goldstein	45	Member of Investment Committee, Portfolio Manager
John Kissick	70	Member of Investment Committee, Portfolio Manager
Bennett Rosenthal	48	Chairman and Director of the Company, Member of Investment Committee, Portfolio Manager
David Sachs	52	Member of Investment Committee, Portfolio Manager
Michael L. Smith	41	Member of Investment Committee, Portfolio Manager

        The principal business address for Messrs. Arougheti, deVeer, Goldstein and Smith is c/o Ares Management LLC, 245 Park Avenue, 44th Floor, New York, New York 10167. The principal business address for Messrs. Beckman, Kissick, Rosenthal and Sachs is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Members of Ares Capital Management's Investment Committee Who Are Not Directors or Officers of the Company

        Eric B. Beckman—Mr. Beckman joined Ares Management in 1998 and serves as a Senior Partner in the Ares Private Debt Group of Ares Management LLC. He is a member of the Investment Committees of Ares Capital Management and the Ares Private Debt Group. Before joining the Ares Private Debt Group, he served as a Partner in the Ares Private Equity Group and a Principal in Ares' mezzanine and special situations effort. While at Ares, he has been responsible for originating, structuring and managing investments in senior loans, mezzanine debt, private equity and distressed securities across a number of industries. Mr. Beckman joined Ares from Goldman, Sachs & Co. where he specialized in leveraged loan and high yield bond financings. While at Goldman Sachs, he was also involved in raising and managing the West Street Bridge Loan Fund, and in certain restructuring advisory and distressed lending activities. Earlier in his career he worked in the Office of the Mayor and for the City Council of New York. Mr. Beckman is the chair of the Los Angeles Advisory Committee and a member of the national board of directors of the Posse Foundation, a college access program for inner city youth. He graduated summa cum laude with a BA in Political Theory and Economics from Cornell University, and received his JD from the Yale Law School where he was a senior editor of the Yale Law Journal.

        R. Kipp deVeer—Mr. deVeer joined Ares Management in May 2004 and serves as a Senior Partner in the Private Debt Group of Ares Management LLC. He is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group and ACE, Ares' European private debt business. Mr. deVeer is also a director of ACE. Prior to joining Ares, Mr. deVeer was a partner at

RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Mr. deVeer has also worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a BA from Yale University and an MBA from Stanford University's Graduate School of Business.

        Mitchell Goldstein—Mr. Goldstein joined Ares Management in May 2005 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committees of Ares Capital Management and the Ares Private Debt Group. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a BS in Accounting, received an MBA from Columbia University's Graduate School of Business and is a Certified Public Accountant.

        John Kissick—Mr. Kissick is a Senior Partner in the Ares Private Equity Group. Mr. Kissick is also a Senior Advisor to the Ares Capital Markets Group and is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group and all Ares capital markets and private equity funds. Prior to Ares, Mr. Kissick was a co-founder of Apollo Management, L.P. in 1990 and a member of the original six-member management team. Together with Mr. Ressler, Mr. Kissick oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Kissick served as a Senior Executive Vice President of Drexel Burnham Lambert Inc., where he began in 1975, eventually heading its Corporate Finance Department. Mr. Kissick serves on the boards of the Cedars-Sinai Medical Center in Los Angeles, the Stanford University Athletic Department and its Initiative for Improving K-12 Education, and MLA Partner Schools, which helps economically disadvantaged children graduate from high school through a variety of mentoring and other programs. Mr. Kissick graduated from Yale University with a BA in Economics and with highest honors from the Stanford Business School with an MBA in Finance.

        David Sachs—Mr. Sachs is a Senior Advisor in the Ares Capital Markets Group. Mr. Sachs is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group, Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation, and all other Ares funds. From 1994 to 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the private equity and mezzanine debt markets. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the Investment Management Department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs serves on the McCormick Advisory Council at Northwestern University. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

        Michael L. Smith—Mr. Smith joined Ares Management in May 2004 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a BS in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

BOARD LEADERSHIP STRUCTURE

        Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

        Under the Company's bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

        Presently, Mr. Rosenthal serves as the chairman of our board of directors. Mr. Rosenthal is an interested director because he is on the investment committee of our investment adviser and is a member of and serves on the Executive Committee of Ares Partners Management Company LLC ("APMC"), the indirect parent of Ares Management, the managing member of our investment adviser. We believe that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as the chairman of our board of directors. Moreover, we believe that we are best served through our existing leadership structure with Mr. Rosenthal as chairman of our board of directors, as Mr. Rosenthal's relationship with our investment adviser provides an effective bridge between our board of directors and our investment adviser, thus ensuring an open dialogue between our board of directors and our investment adviser and that both groups act with a common purpose.

        The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the chairman of the board of directors and between the independent directors and management, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

        We believe that board leadership structures must be evaluated on a case by case basis and that our existing board leadership structure is appropriate. However, we re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

BOARD'S ROLE IN RISK OVERSIGHT

        Our board of directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

        As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and governance committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, the Company's systems of internal controls regarding finance and accounting and audits of the Company's financial statements and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and its committees. Both the audit committee and the nominating and governance committee consist solely of independent directors.

        Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by our board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.

        We believe that our board of directors' role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in "qualifying assets" and, subject to certain exceptions, we are not generally permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment. See "Regulation." In addition, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC we must, among other things, meet certain source of income and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations."

        We believe that the extent of our board of directors' (and its committees') role in risk oversight complements our board of directors' leadership structure because it allows our independent directors, through the two fully independent board committees, a lead independent director, executive sessions with the Chief Compliance Officer, auditor and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

        We believe that our board of directors' role in risk oversight must be evaluated on a case by case basis and that our existing board of directors' role in risk oversight is appropriate. However, we re-examine the manner in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

COMMITTEES OF THE BOARD OF DIRECTORS

        Our board of directors has established an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2011, the board of directors held 10 formal meetings, the audit committee held seven formal meetings and the nominating and governance committee held three formal meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders.

Audit Committee

        The members of the audit committee are Ms. Bates and Messrs. O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee. The board of directors has adopted a charter for the audit committee, which is available on our website at www.arescapitalcorp.com. The contents of our website are not intended to be incorporated by reference into this prospectus or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

        The audit committee is responsible for approving our independent accountants and recommending them to our board of directors (including a majority of the independent directors) for approval and submission to our stockholders for ratification, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

        The audit committee is also responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from third parties, including independent third-party valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        Our board of directors has determined that Ms. Bates and Mr. O'Bryan are each an "audit committee financial expert" within the meaning of the rules of the SEC.

Nominating and Governance Committee

        The members of the nominating and governance committee are Messrs. O'Bryan, Penske and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. Penske currently serves as chairman of the nominating and governance committee. Our board of directors has adopted a charter for the nominating and governance committee, which is available on our website at www.arescapitalcorp.com. The nominating and governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and its committees.

        In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

        The nominating and governance committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

Compensation Committee

        We do not have a compensation committee because our executive officers do not receive any direct compensation from us. However, the compensation payable to our investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of our independent directors in accordance with NASDAQ Marketplace Rule 5605(d).

BENEFICIAL OWNERSHIP OF OUR DIRECTORS

        The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on May 15, 2012 and the number of shares beneficially owned by each of our directors as of December 31, 2011. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Aggregate Dollar Range of Equity Securities in Ares Capital(1)(2)
Independent Directors(3)
Ann Torre Bates	Over $100,000
Kenneth R. Heitz	None
Frank E. O'Bryan	Over $100,000
Gregory W. Penske	None
Eric B. Siegel	Over $100,000
Interested Directors
Michael J. Arougheti(4)	Over $100,000
Antony P. Ressler(4)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal(4)	Over $100,000

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of our equity securities beneficially owned is calculated based on the closing sales price of our common stock as reported on The NASDAQ Global Select Market as of May 15, 2012.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of December 31, 2011, to the best of our knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in us, our investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with us or our investment adviser.

(4)
Ares Investments Holding LLC ("Ares Investments"), whose indirect parent is APMC, owned 2,859,882 shares of our common stock as of December 31, 2011. APMC is managed by an executive committee comprised of Messrs. Arougheti, Ressler and Rosenthal, David Kaplan, a Senior Partner in and Co-Head of the Ares Private Equity Group, and Gregory Margolies, a Senior Partner in and Head of the Ares Capital Markets Group. Each of the members of the executive committee disclaims beneficial ownership of all shares of our common stock owned by Ares Investments, except to the extent of any indirect pecuniary interest therein. The shares of our common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments is a co-borrower with Ares Management.

COMPENSATION TABLE

        The following table shows information regarding the compensation received by our directors, none of whom is our employee, for the fiscal year ended December 31, 2011. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors, since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Ann Torre Bates	$142,208	$142,208
Douglas E. Coltharp(2)	$97,125	$97,125
Kenneth R. Heitz(3)	$36,667	$36,667
Frank E. O'Bryan	$135,500	$135,500
Gregory W. Penske	$137,500	$137,500
Eric B. Siegel	$152,500	$152,500
Interested Directors
Michael J. Arougheti	None	None
Antony P. Ressler	None	None
Robert L. Rosen(4)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Mr. Coltharp's term expired at our 2011 annual meeting of stockholders.

(3)
Mr. Heitz became a director in June 2011.

(4)
While Mr. Rosen did not receive any compensation from us for the fiscal year ended December 31, 2011, he did receive $130,000 from Ares Management for such period in connection with his service as our director.

        The independent directors receive an annual fee of $100,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $5,000, the lead independent director receives an additional annual fee of $10,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers.

PORTFOLIO MANAGERS

        The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. The portfolio managers are comprised of (a) the underwriting committee, whose primary responsibility is to recommend investments for approval to the Investment Committee of Ares Capital Management and (b) members of the Investment Committee of Ares Capital Management who are not otherwise on the underwriting committee.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J. Arougheti	President and Director of the Company	8	Mr. Arougheti joined Ares in May 2004 and has served as President of the Company since May 2004 and a director of the Company since February 2009. He is a founding member of Ares, where he serves as a member of the Executive Committee of APMC, and a Senior Partner in the Ares Private Debt Group. Mr. Arougheti also is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group, ACE (Ares' European private debt business) and Ares Commercial Real Estate Management LLC.
Eric B. Beckman	Senior Partner in Ares Private Debt Group	14	Mr. Beckman joined Ares in 1998 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committees of Ares Capital Management and the Ares Private Debt Group. Before joining the Ares Private Debt Group, Mr. Beckman served as a Senior Partner of the Ares Private Equity Group and Principal in Ares' mezzanine and special situations efforts.
R. Kipp deVeer	Senior Partner in Ares Private Debt Group	8	Mr. deVeer joined Ares in May 2004 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group and ACE. Mr. deVeer is also a director of ACE.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Senior Partner in Ares Private Debt Group	7	Mr. Goldstein joined Ares in May 2005 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committees of Ares Capital Management and the Ares Private Debt Group.
John Kissick	Senior Partner in Ares Private Equity Group	15	Mr. Kissick serves as a Senior Partner in the Ares Private Equity Group. Mr. Kissick is also a Senior Advisor to the Ares Capital Markets Group and is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group and all Ares capital markets and private equity funds.
Bennett Rosenthal	Chairman of the board of directors of the Company; Senior Partner in Ares Private Equity Group	15	Mr. Rosenthal has served as Chairman of the Company's board of directors since 2004. He joined Ares in 1998 and is a founding member of Ares, where he serves on the Executive Committee of APMC, and is a Senior Partner in and the Co-Head of the Ares Private Equity Group. Mr. Rosenthal also is a member of the Investment Committees of Ares Capital Management and the Ares Private Debt Group.
David Sachs	Senior Advisor to Ares Capital Markets Group	15	Mr. Sachs serves as a Senior Advisor to the Ares Capital Markets Group. Mr. Sachs is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group, Ares Commercial Real Estate Management LLC and all other Ares funds.
Michael L. Smith	Senior Partner in Ares Private Debt Group	8	Mr. Smith joined Ares in May 2004 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committees of Ares Capital Management, the Ares Private Debt Group and Ares Commercial Real Estate Management LLC.

        None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that:

  •
  Messrs. Kissick and Rosenthal are each Senior Partners of Ares with significant responsibilities for certain funds and managed accounts, which as of April 30, 2012 had approximately $52 billion (including the Company) of committed capital under management, a portion of which is used to calculate Ares' advisory fees related to such funds; and

  •
  Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith are each Senior Partners of Ares Private Debt Group. All such individuals have responsibilities with respect to certain funds and managed accounts, which as of April 30, 2012 had approximately $19 billion (including the

    Company) of committed capital under management, a portion of which is used to calculate Ares' advisory fees related to such funds and managed accounts.

See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

        Each of Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith is equally responsible for deal origination, execution and portfolio management. Mr. Arougheti, as our President, however, spends a greater amount of his time on corporate and administrative activities in his role as an officer of the Company. Each of Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith is a senior partner in Ares Private Debt Group and receives a compensation package that includes some combination of fixed draw and variable incentive compensation based primarily on our performance for services provided. None of the portfolio managers receives any direct compensation from us.

        The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on May 15, 2012 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2011 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J. Arougheti	Over $1,000,000(2)
Eric B. Beckman	Over $1,000,000
R. Kipp deVeer	$100,001-$500,000
Mitchell Goldstein	Over $1,000,000
John Kissick	None
Bennett Rosenthal	Over $1,000,000(2)
David Sachs	$500,001-$1,000,000
Michael L. Smith	Over $1,000,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Ares Investments, whose indirect parent is APMC, owned 2,859,882 shares of our common stock as of December 31, 2011. APMC is managed by an executive committee comprised of Messrs. Arougheti, Kaplan, Margolies, Ressler and Rosenthal. Each of the members of the executive committee disclaims beneficial ownership of all shares of our common stock owned by Ares Investments, except to the extent of any indirect pecuniary interest therein. The shares of our common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments is a co-borrower with Ares Management.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

        Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, Ares Capital Management:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the investments and other assets that we purchase, retain or sell; and

  •
  provides us with such other investment advisory and research and related services as we may from time to time reasonably require.

        Ares Capital Management's services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, affiliates of our investment adviser may directly or indirectly manage funds or other investment vehicles with investment objectives similar to ours. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by Ares Capital Management or its affiliates.

        The sole member of Ares Capital Management is Ares Management, a global alternative asset manager and an SEC registered investment adviser. Ares funds, including funds managed by Ares, had, as of April 30, 2012, approximately $52 billion of total committed capital under management.

Management Fee

        Pursuant to the investment advisory and management agreement and subject to the overall supervision of our board of directors, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives a fee from us consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

Incentive Fee

        The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns" and "Risk Factors—Risks Relating to Our Business—We may be obligated to pay our investment adviser incentive compensation even if we incur a loss."

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        We pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The Capital Gains Fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of our investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1)(x) the actual amount paid by us for such investment plus (y) any amounts recorded in our financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in our financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        We defer cash payment of any incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under our investment advisory and management agreement.

Examples of Quarterly Incentive Fee Calculation

Example 1—Income Related Portion of Incentive Fee(1):

Assumptions

  •
  Hurdle rate(2) = 1.75%
  •
  Management fee(3) = 0.375%
  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 1.25%
  •
  Pre-incentive fee net investment income
      (investment income - (management fee + other expenses)) = 0.675%

        Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 7% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 7.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 2

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 2.70%
  •
  Pre-incentive fee net investment income
      (investment income - (management fee + other expenses)) = 2.125%

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.125% - 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.50%
  •
  Pre-incentive fee net investment income
      (investment income - (management fee + other expenses)) = 2.925%

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.1875% - 1.75%)) + (20% × (2.925% - 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")
  •
  Year 2: Investment A is sold for $50 million and fair value ("FV") of Investment B determined to be $32 million
  •
  Year 3: FV of Investment B determined to be $25 million
  •
  Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous Capital Gains Fee paid in Year 2)
  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")
  •
  Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million
  •
  Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million
  •
  Year 4: FV of Investment B determined to be $35 million
  •
  Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (Capital Gains Fee paid in Year 2))
  •
  Year 4: None (No sales transactions)

  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative Capital Gains Fee paid in Year 2 and Year 3))

        For the three months ended March 31, 2012, we incurred $20.0 million in base management fees and $20.7 million in incentive management fees related to pre-incentive fee net investment income. The incentive management fees related to the capital gains incentive fee as calculated under the investment advisory and management agreement for the three months ended March 31, 2012 was $0. However, in accordance with GAAP, the Company accrued a capital gains incentive fee of $5.7 million for the three months ended March 31, 2012, bringing the total GAAP accrual related to the capital gains incentive fee to $54.7 million as of March 31, 2012. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the year ended December 31, 2011, we incurred $71.6 million in base management fees and $79.0 million in incentive management fees related to pre-incentive fee net investment income. The incentive management fees related to the capital gains incentive fee as calculated under the investment advisory and management agreement for the year ended December 31, 2011 was $0. However, in accordance with GAAP, the Company accrued a capital gains incentive fee of $33.3 million for the year ended December 31, 2011, including $26.0 million recognized in the second quarter of 2011 as a result of the application of the Capital Gains Amendment described above with respect to the assets purchased in the Allied Acquisition, bringing the total GAAP accrual related to the capital gains incentive fee to $49.0 million as of December 31, 2011.

        For the year ended December 31, 2010, we incurred $52.0 million in base management fees, $61.3 million in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains under the investment advisory and management agreement. In accordance with GAAP, the Company accrued a capital gains incentive fee of $15.6 million for the year ended December 31, 2010.

        For the year ended December 31, 2009, we incurred $30.4 million in base management fees, $33.3 million in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains under the investment advisory and management agreement or in accordance with GAAP.

Payment of Our Expenses

        The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to: rent; organization; calculation of our net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under "Administration Agreement" below.

Duration, Termination and Amendment

General

        At an in-person meeting of our board of directors on March 16, 2011, the form of our current investment advisory and management agreement, including two proposed amendments to our then existing investment advisory and management agreement, was approved by our board of directors with the recommendation that stockholders of the Company vote to approve the proposed amendments. A discussion regarding the basis for our board of directors' approval is available in our proxy statement for our 2011 Annual Stockholders Meeting. On June 6, 2011, our stockholders approved the proposed amendments to our then existing investment advisory and management agreement. In reaching a decision to approve the continuation of the investment advisory and management agreement and the amendments thereto, our board of directors reviewed a wide variety of factors including the nature, extent and quality of services, investment performance, costs of services and our investment adviser's estimated pro forma profitability and concluded that the terms of the investment advisory and management agreement, including the fee rates thereunder, are fair and reasonable in relation to the services provided and as being in the best interests of the Company and its stockholders. A discussion regarding the basis for our board of directors' approval of the continuation of the investment advisory and management agreement through June 2012 and the amendments thereto is available in our Definitive Proxy filed with the SEC on April 28, 2011. Our stockholders approved the amendments to the investment advisory and management agreement on June 6, 2011 and we entered into a restated investment advisory and management agreement reflecting such amendments on June 6, 2011. On June 6, 2011, the Company entered into our current investment advisory and management agreement, which implemented the following amendments approved by the Company's stockholders:

  (i)
  the quarterly income hurdle rate used in calculating the income portion of the incentive fee payable to the Company's investment adviser was lowered from 2.0% (or 8.0% annually) to 1.75% (or 7.0% annually), the related quarterly catch-up hurdle rate was adjusted from 2.5% to 2.1875% (or from 10.0% to 8.75% annually) and the general hurdle for deferral of payment of incentive fees generally was lowered from 8.0% over the prior four full calendar quarters to 7.0% over the prior four full calendar quarters; and

  (ii)
  the capital gains portion of the incentive fee is calculated using an actual purchase price paid by the Company as the "cost" of such asset even when GAAP requires the Company to record cost at fair value, whether such purchase price is higher or lower than the fair value of such asset at the time of acquisition.

        Unless terminated earlier, the investment advisory and management agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our independent directors. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors.

        Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the management fee, the incentive fee or other compensation terms. Any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement. See "Risk Factors—Risks Relating to Our Business—We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals."

Indemnification

        The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

        Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Administration Agreement

        We are also party to a separate administration agreement with Ares Operations, an affiliate of our investment adviser and a wholly owned subsidiary of Ares Management. Our board of directors approved the continuation of our administration agreement on March 16, 2011, which extended the term of the agreement until June 1, 2012. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the three months ended March 31, 2012, we incurred $2.3 million in administrative fees. As of March 31, 2012, $2.3 million was unpaid and included in "accounts payable and accrued expenses" in our March 31, 2012 consolidated balance sheet. For the years ended December 31, 2011, 2010 and 2009, we incurred $9.3 million, $8.7 million and $4.0 million, respectively, in administrative fees.

Indemnification

        The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We are party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management, an entity in which certain of our directors, officers and members of the investment committee of our investment adviser have indirect ownership and financial interests. Certain of our directors, officers and members of the investment committee of our investment adviser also serve as principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to our investment objective. In addition, certain of our officers and directors and the members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, our investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meets our investment objective so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

        Pursuant to the terms of the administration agreement Ares Operations currently provides us with the administrative services necessary to conduct our day-to-day operations, and we pay Ares Operations at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under our administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs.

        Our portfolio company IHAM, is party to the IHAM administration agreement with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement.

        We rent office space directly from a third party pursuant to a lease that expires in February 2026. We have entered into separate subleases with Ares Management and IHAM pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of our New York office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by us under our lease for this space, plus certain additional costs and expenses. Under our previous lease that expired on February 27, 2011, we were party to a sublease agreement with Ares Management whereby Ares Management subleased approximately 25% of such office space for a fixed rent equal to 25% of the base annual rent payable by us under this lease, plus certain additional costs and expenses. For the years ended December 31, 2011, 2010 and 2009, such amounts payable to us totaled $0.4 million, $0.3 million and $0.7 million, respectively.

        We have also entered into a license agreement with Ares Management pursuant to which Ares Management has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with Ares Capital Management is in effect and Ares Capital Management remains our investment adviser. Like the investment advisory and management agreement, the license agreement may also be terminated by either party without penalty upon 60 days' written notice to the other.

        As of March 31, 2012, Ares Investments Holdings LLC, an affiliate of Ares Management (the sole member of our investment adviser), owned approximately 2.9 million shares of our common stock representing approximately 1.3% of the total shares outstanding as of March 31, 2012.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        To our knowledge, as of May 15, 2012, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the Investment Company Act.

        The following table sets forth, as of May 15, 2012 (unless otherwise noted), the number of shares of our common stock beneficially owned by each of our current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to us by such persons or publicly available filings.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To our knowledge, as of May 15, 2012, there were no persons that owned 5% or more of our shares of common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of our common stock that he or she beneficially owns.

        The address for Mr. Arougheti, Mr. Rosen and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors and executive officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Executive Officers:
Interested Directors
Michael J. Arougheti	353,679	(2)	*
Antony P. Ressler	1,150,707	(2)(3)	*
Robert L. Rosen	15,000		*
Bennett Rosenthal	75,000	(2)(4)
Independent Directors
Ann Torre Bates	5,149	(5)	*
Kenneth R. Heitz	None		*
Frank E. O'Bryan	12,400	(6)	*
Gregory W. Penske	None
Eric B. Siegel	25,157	(7)	*
Named Executive Officers Who Are Not Directors
Penni F. Roll	49,452	(8)	*
All Directors, Executive Officers and Certain Other Officers as a Group (16 persons)	1,709,425	(2)(9)	*

*
Represents less than 1%.

(1)
Based on 221,874,996 shares of common stock outstanding as of May 15, 2012.

(2)
Ares Investments, whose indirect parent is APMC, owned 2,859,882 shares of our common stock as of May 15, 2012. APMC is managed by an executive committee comprised of Messrs. Arougheti, Kaplan, Margolies, Ressler and Rosenthal. Each of the members of the executive committee, APMC, its controlled affiliates (other than Ares Investments) and the officers, partners, members and managers of APMC and its controlled affiliates, including Ares

  Investments, expressly disclaims beneficial ownership of all shares of our common stock owned by Ares Investments, except to the extent of any indirect pecuniary interest therein. The shares of our common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments is a co-borrower with Ares Management.

(3)
Consists of (i) 650,000 shares of common stock indirectly beneficially owned by Mr. Ressler through Greek Associates of which Mr. Ressler is the general partner and (ii) 500,707 shares of common stock indirectly beneficially owned by Mr. Ressler through a family foundation of which Mr. Ressler is the trustee.

(4)
Consists of 75,000 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(5)
Consists of (i) 2,874 shares of common stock owned individually and (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse.

(6)
Consists of (i) 400 shares of common stock owned individually and (ii) 12,000 shares of common stock indirectly beneficially owned by Mr. O'Bryan through a family trust of which Mr. O'Bryan is the trustee and beneficiary.

(7)
Consists of (i) 14,830 shares of common stock owned individually; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse and (iii) 2,161 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(8)
Consists of (i) 8,147 shares of common stock owned individually; and (ii) 41,305 shares of common stock indirectly beneficially owned by Ms. Roll through a trust for the benefit of Ms. Roll, her spouse and her children.

(9)
Includes shares owned by certain officers of the Company that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act.

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). Effective January 1, 2008, the Company adopted ASC 820-10, which expands the application of fair value accounting for investments (see Note 7 to the consolidated financial statements for the period ended December 31, 2011 and Note 7 to the consolidated financial statements for the period ended March 31, 2012). ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.

        The valuation process is conducted at the end of each fiscal quarter, with a minimum of 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

        As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

        Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on, among other things, the input of our management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have previously recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. For example, during 2008 and much of 2009, the state of the economy in the U.S. and abroad had deteriorated. See "Risk

Factors—Risks Relating to Our Investments—Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value."

        With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the entire investment professional and management team, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our management and audit committee and independent valuation firms.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Shareowner Services LLC ("Computershare"), the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We intend to use primarily newly issued shares to implement the dividend reinvestment plan so long as our shares are trading at a premium to net asset value. If our shares are trading at a discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds.

        Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account. See "Certain Material U.S. Federal Income Tax Considerations."

        Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.bnymellon.com/shareowner/equityaccess, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator's hotline at 1-866-365-2497.

        The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.bnymellon.com/shareowner/equityaccess, by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035or by telephone at 1-866-365-2497.

        Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.bnymellon.com/shareowner/equityaccess, by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by telephone at 1-866-365-2497.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our preferred stock or our common stock and our qualification and taxation as a regulated investment company, or "RIC", for U.S. federal income tax purposes. This summary does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons who hold our preferred stock and our common stock as part of a straddle or a hedging or conversion transaction, and U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar. This summary assumes that investors hold our preferred stock or common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing accuracy of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus or pursuant to any accompanying prospectus supplement unless expressly stated therein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

        If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

        A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder, nor an entity treated as a partnership for U.S. federal income tax purposes.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding shares of our preferred stock or common stock or a partner of such a partnership should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

        As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code (the "Annual Distribution Requirement"). See "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC."

TAXATION AS A RIC

        If we:

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  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

        Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

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  qualify to be treated as a BDC at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership, or "QPTP" (collectively, the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

        We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though we will not have received any corresponding cash amount.

        Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income. Such restructuring may also result in our receiving assets that could give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Requirements.

        In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

        Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

        Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and are subject to limitations which may limit the availability of benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

        Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

        If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

        Some of the income and fees that we recognize, such as management fees or income recognized in connection with assets received in a work-out or restructuring of a portfolio investment, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

        If we fail to satisfy the 90% Income Test or the Diversification Tests in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below.

We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Test.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and are not eligible for relief as described above, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level U.S. federal income tax should be substantially reduced or eliminated. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC."

Capital Loss Carryforwards and Unrealized Losses

        As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

        It is believed that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre-acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 383 of the Code and based on the principles of Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

        As of December 31, 2011, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $207 million and net unrealized losses of approximately $1.0 billion. These amounts are estimates and will not be finally determined until we file our 2011 income tax return in 2012.

TAXATION OF U.S. STOCKHOLDERS

        Whether an investment in the shares of our preferred stock or common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our preferred stock and common stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of our preferred stock or common stock.

  Distributions on Our Preferred Stock and Common Stock

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (which, under current law, are taxed at preferential rates for taxable years beginning before January 1, 2013) in the case of individuals, trusts or estates. This is true regardless of the U.S. stockholder's holding period for his, her or its preferred stock or common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder's adjusted tax basis in our preferred stock or common stock in their individual circumstances.

        A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholder may be required to reduce its basis in its preferred stock with respect to certain "extraordinary dividends," as provided under Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

        In general, for taxable years beginning before January 1, 2013, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements as met. As long as certain requirements are met, our dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify as qualified dividend income.

        Although we currently intend to distribute any of our net capital gain, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its preferred stock or common stock.

        Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds the stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide a written statement to our stockholders reporting the deemed distribution after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        We will be subject to the alternative minimum tax, also referred to as the "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items generally will be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock, which may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and our non-U.S. stockholders may be subject to withholding tax in respect of amounts distributed in our common stock. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

        If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

  Sale or Other Disposition of Our Preferred Stock or Common Stock

        A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        For taxable years beginning before January 1, 2013, in general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

  Information Reporting and Backup Withholding

        We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

  Medicare Tax on Net Investment Income

        For taxable years beginning after December 31, 2012, non-corporate U.S. stockholders generally will be subject to a Medicare tax on their "net investment income," which ordinarily includes taxable distributions or deemed distributions on stock, such as our preferred stock and our common stock, as well as taxable gain on the disposition of stock, including our preferred stock or common stock. It is also very likely that "net investment income" would include, for this purpose any taxable income or gain on any other securities we may offer.

  Withholding and Information Reporting on Foreign Financial Accounts

        Under legislation enacted in 2010 and recent guidance from the IRS, the relevant withholding agent generally will be required to withhold 30% of any dividends on our preferred stock and common stock paid after December 31, 2013 and the gross proceeds from a sale of our preferred stock and common stock paid after December 31, 2014 to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. We will not pay any additional amounts in respect to any amounts withheld.

  Reportable Transactions

        Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

        Whether an investment in shares of our preferred stock or common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our preferred stock or common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our preferred stock or common stock.

  Distributions on our Preferred Stock or Common Stock

        Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.

        If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

        Actual or deemed distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our preferred stock or common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our preferred stock or common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

        If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

        We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for dividends declared with respect to our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of our stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

        A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Under legislation enacted in 2010 and recent guidance from the IRS, the relevant withholding agent generally will be required to withhold 30% of any dividends on our preferred stock and common stock paid after December 31, 2013 and the gross proceeds from a sale of our preferred stock and common stock paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance.

FAILURE TO QUALIFY AS A RIC

        If we were unable to qualify for treatment as a RIC, and relief were not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

        Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of our preferred stock or common stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in us.

DESCRIPTION OF SECURITIES

        This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

        Our authorized stock consists of 400,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." On May 15, 2012, the last reported sales price of our common stock on The NASDAQ Global Select Market was $15.29 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

        Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

        In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

        Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

        The following are our outstanding classes of capital stock as of May 15, 2012:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	400,000,000	—	221,874,996

Preferred Stock

        Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

        You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

        Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to that such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

        The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

        Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

        Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

        Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four or more than eleven. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

        Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

        Under the Maryland General Corporation Law and our charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (as defined below) (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

        Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

        The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of the Company will have the same voting rights as all of the other shares of the Company common stock. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and we determine (after consultation with the SEC staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

        In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.

        The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

        For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

GENERAL

        We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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  the title of such subscription rights;

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  the exercise price for such subscription rights (or method of calculation thereof);

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  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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  the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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  any termination right we may have in connection with such subscription rights offering; and

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  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

EXERCISE OF SUBSCRIPTION RIGHTS

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

  •
  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

  •
  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  the terms of the securities issuable upon exercise of the warrants;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

        Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

 DESCRIPTION OF OUR DEBT SECURITIES

        We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued;

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

        The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

        We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

GENERAL

        The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

        We expect that we will usually issue debt securities in book entry only form represented by global securities.

CONVERSION AND EXCHANGE

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

PAYMENT AND PAYING AGENTS

        We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

        Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

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  We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

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  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

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  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

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  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

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  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

  •
  Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture.

The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

        The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity") (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

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  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

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  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

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  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

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  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

        Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

MERGER OR CONSOLIDATION

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

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  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

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  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

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  We must deliver certain certificates and documents to the trustee.

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  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

        If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

        We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

        If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

        If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

        If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination."

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

        Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

        Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS—SUBORDINATION

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        "Senior Indebtedness" is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

        If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

        U.S. Bank National Association will serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

        The Depository Trust Company ("DTC") will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

        DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

        DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has Standard & Poor's Ratings Services' highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

        Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

        To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

        Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

        Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

        Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

        DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

        The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS

        The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

        We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

        A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

  •
  a description of the terms of any unit agreement governing the units;

  •
  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

  •
  whether the units will be issued in fully registered or global form.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting. On April 20, 2012, we filed the 2012 Proxy Statement for our 2012 annual stockholders meeting. The 2012 Proxy Statement sets forth certain proposals to be voted upon at our 2012 annual stockholders meeting (currently expected to take place on June 4, 2012), including a proposal that, if approved by stockholders, would have the effect of extending this approval to the earlier of the one-year anniversary of the date of our 2012 annual stockholders meeting and the date of our 2013 annual stockholders meeting.

        In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders has to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

        Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

        In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

  •
  the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

        Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at premium to net asset value per share.

        We will not sell shares of our common stock pursuant to stockholder approval (or any rights, warrants or units to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by such post-effective amendment, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $15.00 and we have 30 million shares of common stock outstanding, the sale of 6 million shares of common stock at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares of common stock at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

        Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock."

        The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

        Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

        The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

        The examples assume that the issuer has 30 million shares outstanding, $600 million in total assets and $150 million in total liabilities. The current net asset value and net asset value per share are thus $450 million and $15.00. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 1.5 million shares of common stock (5% of the outstanding shares) at $14.25 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 3 million shares of common stock (10% of the outstanding shares) at $13.50 per share after offering expenses and commissions (a 10% discount from net asset value) and (c) an offering of 6 million shares of common stock (20% of the outstanding shares) at $12.00 per share after offering expenses and commissions (a 20% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. It is not possible to predict the level of market price decline that may occur.

		Example 1			Example 2		Example 3
		5% Offering at 5% Discount			10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale		% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		—	$14.21	—	$12.63	—
Net Proceeds per Share to Issuer		$14.25		—	$13.50	—	$12.00	—
Decrease to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000		5.00%	33,000,000	10.00%	36,000,000	20.00%
Net Asset Value per Share	$15.00	$14.96		(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	30,000	30,000		0.00%	30,000	0.00%	30,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10	%(1)	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total Net Asset Value Held by Stockholder A	$450,000	$448,929		(0.24)%	$445,909	(0.91)%	$435,000	(3.33)%
Total Investment by Stockholder A (Assumed to Be $15.00 per Share)	$450,000	$450,000			$450,000		$450,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(1,071)			$(4,091)		$(15,000)
Investment per Share Held by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	$15.00	$15.00		0.00%	$15.00	0.00%	$15.00	0.00%
Net Asset Value per Share Held by Stockholder A		$14.96			$14.86		$14.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.04)			$(0.14)		$(0.50)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)				(0.24)%		(0.91)%		(3.33)%

(1)
To be carried out to the third decimal place.

Impact On Existing Stockholders Who Do Participate in the Offering

        Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering

(after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.05% of an offering of 6 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e. 9,000 shares, which is 0.15% of an offering of 6 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$12.63		$12.63
Net Proceeds per Share to Issuer		$12.00		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	36,000,000	20%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.50	(3.33)%	$14.50	(3.33)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	30,000	33,000	10%	39,000	30%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$450,000	$478,500	6.33%	$565,500	25.67%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)		$487,895		$563,684
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(9,395)		$1,816
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$15.00	$14.78	(1.44)%	$14.45	(3.64)%
Net Asset Value per Share Held by Stockholder A		$14.50		$14.50
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.28)		$0.05	0.40%
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.96)%		0.32%

Impact On New Investors

        Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		$14.21		$12.63
Net Proceeds per Share to Issuer		$14.25		$13.50		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5%	33,000,000	10%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	1,500		3,000		6,000
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%
Total Net Asset Value Held by Investor A	$0	$22,446		$44,591		$87,000
Total Investment by Investor A (At Price to Public)		$22,500		$42,632		$75,789
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(54)		$1,959		$11,211
Investment per Share Held by Investor A	$0	$15.00		$14.21		$12.63
Net Asset Value per Share Held by Investor A		$14.96		$14.86		$14.50
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$0.65		$1.87
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%

ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR
OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

        At our 2008 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization granted to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

        As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

        We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See "Description of Our Subscription Rights" and "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares."

REGULATION

        We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot invest in any portfolio company in which funds managed by Ares or any of its downstream affiliates (including Ares Capital Management) (other than Ares Capital and its downstream affiliates) currently has an investment (although we may co-invest on a concurrent basis with other funds managed by Ares or any of its downstream affiliates (including Ares Capital Management), subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. We have applied for an exemptive order from the SEC that would permit us to co-invest with funds managed by Ares or its downstream affiliates (including Ares Capital Management). Any such order will be subject to certain terms and conditions. There is no assurance that the application for exemptive relief will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with funds managed by Ares or any of its downstream affiliates (including Ares Capital Management). See "Risk Factors—Risks Relating to Our Business—We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted."

        The Investment Company Act also requires that a majority of our directors be persons other than "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as "independent directors." In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a "majority of the outstanding voting securities" means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of our common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of our common stock.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

QUALIFYING ASSETS

        A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (a)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

  (iii)
  does not have any class of securities listed on a national securities exchange;

  (b)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

  (i)
  at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

  (ii)
  we are one of the 20 largest holders of record of such issuer's outstanding voting securities; or

  (c)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250.0 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above under "Qualifying Assets," the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC itself does not make available significant managerial assistance solely in this fashion). Making available managerial assistance means, among other things, exercising control over the management or policies of the portfolio company or any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if the offer is accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

        We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Where You Can Find More Information."

PROXY VOTING POLICIES AND PROCEDURES

        SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle it to voting rights in its portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

        In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of the Company or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

        An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

        Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

        Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

        Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

        Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

        Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

        Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

        Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

        Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

        Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

        Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

        Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

        Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the twelve-month period ended March 31, 2012 free of charge by making a written request for proxy voting information to: Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067 or by calling us collect at (310) 401-4200.

PRIVACY PRINCIPLES

        We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. The non-public personal information that we may receive falls into the following categories:

  •
  information we receive from stockholders, whether we receive it orally, in writing or electronically. This includes stockholders' communications to us concerning their investment;

  •
  information about stockholders' transactions and history with us; or

  •
  other general information that we may obtain about stockholders, such as demographic and contact information such as a person's address.

        We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except:

  •
  to our affiliates (such as our investment adviser and administrator) and their employees that have a legitimate business need for the information;

  •
  to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees, as is necessary to service recordholder accounts or otherwise provide the applicable services;

  •
  to comply with court orders, subpoenas, lawful discovery requests or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

        When the Company shares non-public stockholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our stockholders' privacy. The Company does not permit use of stockholder information for any non-business or marketing purpose, nor does the Company permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

        The Company's service providers, such as its investment adviser, administrator and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect stockholder non-public personal information to prevent unauthorized access or use and to dispose of such information when it is no longer required.

        Personnel of our affiliates may access stockholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a stockholder's account or comply with legal requirements.

        If a stockholder ceases to be a stockholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify stockholders and provide a description of our privacy policy.

        In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer stockholders' non-public personal information to the new party in control or the party acquiring assets.

OTHER

        We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to the Company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

        The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

        In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare acts as the transfer agent, dividend paying agent and registrar for our common stock. The principal business address of Computershare is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

        Subject to policies established by our board of directors, the investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

        While the investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

        We have not paid any brokerage commissions during the three most recent fiscal years.

PLAN OF DISTRIBUTION

        We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

        The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

        In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

        Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

        Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

        We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

        Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

        In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

        The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP, located at 355 South Grand Avenue, Los Angeles, California 90071, is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

        We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this document and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC's Northeast Regional Office at 3 World Financial Center, Suite 400, New York, NY 10281 and the SEC's Midwest Regional Office at 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation

        We have audited the accompanying consolidated balance sheet of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2011 and 2010, including the consolidated schedules of investments as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in Note 15), for each of the years in the three-year period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Ares Capital Corporation's internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of Treadway Commission (COSO), and our report dated February 27, 2012 expressed an unqualified opinion on the effectiveness of Ares Capital Corporation's internal control over financial reporting.

        As explained in Note 8 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at $5.1 billion (162% of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with FASB ASC 820, Fair Value Measurements and Disclosures, which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $5.1 billion of investments at December 31, 2011 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

Los Angeles, California
February 27, 2012

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of December 31,
	2011	2010
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$3,060,084	$2,482,642
Non-controlled affiliate company investments	267,324	380,396
Controlled affiliate company investments	1,767,098	1,454,952

Total investments at fair value (amortized cost of $5,108,663 and $4,291,955, respectively)	5,094,506	4,317,990
Cash and cash equivalents	120,782	100,752
Receivable for open trades	550	8,876
Interest receivable	99,078	72,548
Other assets	72,521	62,380

Total assets	$5,387,437	$4,562,546

LIABILITIES
Debt	$2,073,602	$1,378,509
Management and incentive fees payable	92,496	52,397
Accounts payable and other liabilities	47,404	34,742
Interest and facility fees payable	26,383	21,763
Payable for open trades	—	24,602
Dividend payable	287	—

Total liabilities	2,240,172	1,512,013
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 400,000 and 300,000 common shares authorized, respectively, 205,130 and 204,419 common shares issued and outstanding, respectively	205	204
Capital in excess of par value	3,390,354	3,205,326
Accumulated overdistributed net investment income	(10,449)	(11,336)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(218,688)	(169,696)
Net unrealized gain (loss) on investments and foreign currency transactions	(14,157)	26,035

Total stockholders' equity	3,147,265	3,050,533

Total liabilities and stockholders' equity	$5,387,437	$4,562,546

NET ASSETS PER SHARE	$15.34	$14.92

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2011	2010	2009
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest from investments	$267,039	$238,278	$188,126
Capital structuring service fees	55,013	23,921	5,429
Dividend income	12,430	4,340	1,162
Management fees	1,315	4,797	113
Interest from cash & cash equivalents	120	112	265
Other income	6,137	5,310	6,484

Total investment income from non-controlled/non-affiliate company investments	342,054	276,758	201,579
From non-controlled affiliate company investments:
Interest from investments	30,560	51,386	21,866
Capital structuring service fees	730	813	—
Dividend income	4,294	2,125	285
Management fees	502	813	1,443
Other income	881	569	377

Total investment income from non-controlled affiliate company investments	36,967	55,706	23,971
From controlled affiliate company investments:
Interest from investments	175,534	103,853	15,074
Capital structuring service fees	41,592	29,946	194
Dividend income	21,643	7,903	2,391
Management fees	14,925	8,762	1,942
Other income	1,771	468	121

Total investment income from controlled affiliate company investments	255,465	150,932	19,722

Total investment income	634,486	483,396	245,272

EXPENSES:
Interest and credit facility fees	122,512	79,347	24,262
Incentive management fees	112,377	76,895	33,332
Base management fees	71,603	51,998	30,409
Professional fees	14,692	12,320	7,820
Administrative fees	9,317	8,721	4,009
Professional fees and other costs related to the acquisition of Allied Capital Corporation	3,145	19,833	4,939
Other general and administrative	10,963	13,074	6,519

Total expenses	344,609	262,188	111,290
NET INVESTMENT INCOME BEFORE INCOME TAXES	289,877	221,208	133,982

Income tax expense, including excise tax	7,474	5,392	576

NET INVESTMENT INCOME	282,403	215,816	133,406

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	24,618	26,865	(17,010)
Non-controlled affiliate company investments	13,647	11,965	(15,478)
Controlled affiliate company investments	58,295	6,563	(13,680)
Foreign currency transactions	—	85	205

Net realized gains (losses)	96,560	45,478	(45,963)
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(29,430)	138,619	60,339
Non-controlled affiliate company investments	(19,395)	40,595	21,361
Controlled affiliate company investments	8,633	51,681	7,194
Foreign currency transactions	—	(152)	(187)

Net unrealized gains (losses)	(40,192)	230,743	88,707
Net realized and unrealized gains from investments and foreign currencies	56,368	276,221	42,744

GAIN ON THE ACQUISITION OF ALLIED CAPITAL CORPORATION	—	195,876	—
REALIZED GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	(19,318)	(1,961)	26,543
REALIZED GAIN ON SALE OF OTHER ASSETS	—	5,882	—

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$319,453	$691,834	$202,693

BASIC AND DILUTED EARNINGS PER COMMON SHARE (Note 10)	$1.56	$3.91	$1.99

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (Note 10)	204,860	176,732	101,720

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(7)(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$216	$132

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,533	3,130

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,111

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,728

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($71,542 par due 12/2016)	1.00% PIK	12/31/2006	71,269	67,947	(4)
		Class A common stock (10,000 shares)		12/31/2006	10,000	—
		Class B common stock (30,000 shares)		12/31/2006	30,000	—

					111,269	67,947

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	808	730

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,643	5,120

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	38,000
		Subordinated notes ($16 par due 11/2018)	15.00%	11/20/2007	15,515	16,000

					55,515	54,000

Kodiak Funding, LP(9)	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	868	823

Novak Biddle Venture Partners III, L.P.(9)	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	221	196

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,791	3,726

Partnership Capital Growth Fund III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	1,322	1,250

Senior Secured Loan Fund LLC(7)(11)(19)	Co-investment vehicle	Subordinated certificates ($1,044,977 par due 12/2020)	8.38% (Libor + 8.00%/Q)	10/30/2009	1,034,254	1,059,178

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	1,139	997

					1,222,460	1,203,068		38.23%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Healthcare—Services
BenefitMall Holdings Inc.(7)	Employee benefits broker services company	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
		Common stock (39,274,290 shares)		4/1/2010	53,510	59,990
		Warrants		4/1/2010	—	—

					93,836	100,316

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,158

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services	Senior secured loan ($7,245 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,245	6,883	(2)(18)
		Senior secured loan ($18 par due 3/2017)	8.75% (Base Rate + 5.50%/Q)	3/15/2011	18	17	(2)(18)
		Senior secured loan ($7,642 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,642	7,260	(3)(18)
		Senior secured loan ($19 par due 3/2017)	8.75% (Base Rate + 5.50%/Q)	3/15/2011	19	18	(3)(18)
		Class A common stock (9,679 shares)		6/15/2007	4,000	8,745
		Class C common stock (1,546 shares)		6/15/2007	—	1,397

					18,924	24,320

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	1,403

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($12,638 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	12,638	12,638	(18)
		Senior secured loan ($44,393 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	44,393	44,393	(2)(18)
		Senior secured loan ($8,257 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	8,257	8,257	(3)(18)

					65,288	65,288

MW Dental Holding Corp.	Dental services	Senior secured revolving loan ($1,700 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	1,700	1,700	(18)
		Senior secured loan ($15,384 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	15,384	15,384	(18)
		Senior secured loan ($49,750 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,750	49,750	(2)(18)
		Senior secured loan ($2,686 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	2,686	2,686	(3)(18)

					69,520	69,520

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Napa Management Services Corporation	Anesthesia management services provider	Senior secured loan ($10,892 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	10,563	10,892	(18)
		Senior secured loan ($29,437 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	29,437	29,437	(2)(18)
		Senior secured loan ($7,752 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	7,752	7,752	(3)(18)
		Common units (5,000 units)		4/15/2011	5,000	5,513

					52,752	53,594

NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,985

					53,079	53,564

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	3,073

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	9,218
		Common stock (16,106 shares)		7/30/2008	100	—

					11,256	9,218

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior secured loan ($9,108 par due 11/2015)	6.75% (Libor + 5.00%/Q)	11/3/2010	9,085	9,108	(3)(18)
		Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,956	4,000
		Preferred stock (333 shares)		3/12/2008	125	15
		Common stock (16,667 shares)		3/12/2008	167	754

					13,333	13,877

PRA Holdings, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.56% (Libor + 4.00%/Q)	12/14/2007	11,034	11,103	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.56% (Libor + 4.00%/Q)	12/14/2007	11,682	11,760	(3)

					22,716	22,863

RCHP, Inc.	Operator of general acute care hospitals	Junior secured loan ($15,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	15,000	15,000	(18)
		Junior secured loan ($50,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	50,000	50,000	(2)(18)

					65,000	65,000

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Reed Group, Ltd.	Medical disability management services provider	Senior secured revolving loan ($1,650 par due 12/2013)		4/1/2010	1,497	1,402	(17)
		Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	(17)
		Senior secured loan ($20,777 par due 12/2013)		4/1/2010	15,918	2,431	(17)
		Equity interests		4/1/2010	203	—

					26,747	12,975

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($1,189 par due 11/2010)	14.50%	4/1/2010	1,057	808
		Junior secured loan ($1,699 par due 11/2010)	12.50%	4/1/2010	1,529	1,154
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,586	1,962

Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($75,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	75,000	74,250	(18)
		Junior secured loan ($50,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	50,000	49,500	(2)(18)

					125,000	123,750

U.S. Renal Care, Inc.	Dialysis provider	Senior secured loan ($7,444 par due 12/2016)	5.50% (Libor + 4.00%/Q)	6/9/2011	7,407	7,295	(18)
		Senior subordinated loan ($50,569 par due 6/2018)	11.25% Cash, 2.00% PIK	5/24/2010	50,569	50,569	(2)(4)

					57,976	57,864

Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	5,057

					687,797	684,802		21.76%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured revolving loan ($100 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	100	100	(18)
		Senior secured loan ($26,199 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	26,199	26,199	(18)
		Senior secured loan ($53,468 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	53,468	53,468	(2)(18)

					79,767	79,767

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	11,096

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($17,857 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	17,857	17,857	(18)
		Junior secured loan ($31,835 par due 12/2015)	15.40% (Libor + 11.00% Cash, 4.00% PIK /Q)	12/10/2010	31,835	31,835	(4)
		Junior secured loan ($9,582 par due 12/2015)	15.46% (Libor + 11.00% Cash, 4.00% PIK /Q)	12/10/2010	9,582	9,582	(4)
		Warrants to purchase up to 578,427 shares		12/10/2010	—	258

					59,274	59,532

eInstruction Corporation	Developer and manufacturer of educational software products	Junior secured loan ($17,000 par due 7/2014)	12.00% (Base Rate + 8.25%/M)	4/1/2010	15,396	12,410
		Senior subordinated loan ($27,281 par due 1/2015)		4/1/2010	24,151	1,467	(17)
		Common stock (2,406 shares)		4/1/2010	926	—

					40,473	13,877

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation (6)	Developer, manufacturer and distributor of educational products	Preferred stock (99,492 shares)		8/1/2011	10,149	9,154
		Common stock (50,800 shares)		8/1/2011	51	—

					10,200	9,154

Infilaw Holding, LLC	Operator of for-profit law schools	Senior secured loan ($29,925 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	29,925	29,925	(2)(18)
		Series A preferred units (131,000 units)	10.75% (Base Rate + 7.50%/Q)	8/25/2011	131,000	131,000	(18)

					160,925	160,925

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	6,153
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	303
		Common stock (20 shares)		6/7/2010	—	—

					5,689	6,456

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured revolving loan ($2,225 par due 12/2014)	12.75% (Base Rate + 9.50%/Q)	12/31/2009	2,225	2,225	(18)
		Senior secured loan ($20,056 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	20,056	20,056	(18)
		Senior secured loan ($9,714 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	9,714	9,714	(3)(18)

					31,995	31,995

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Lakeland Tours, LLC	Educational travel provider	Senior secured revolving loan ($3,750 par due 12/2016)	6.75% (Base Rate + 3.50%/Q)	10/4/2011	3,750	3,750	(18)
		Senior secured loan ($64,338 par due 12/2016)	10.00% (Libor + 8.50%/Q)	10/4/2011	64,136	64,338	(15)(18)
		Senior secured loan ($15,362 par due 12/2016)	6.00% (Libor + 4.50%/Q)	10/4/2011	15,314	15,362	(18)
		Senior secured loan ($40,362 par due 12/2016)	10.00% (Libor + 8.50%/Q)	10/4/2011	40,231	40,362	(2)(15)(18)
		Senior secured loan ($9,638 par due 12/2016)	6.00% (Libor + 4.50%/Q)	10/4/2011	9,606	9,638	(2)(18)
		Common stock (5,000 shares)		10/4/2011	5,000	5,000

					138,037	138,450

R3 Education, Inc. and EIC Acquisitions Corp. (8)	Medical school operator	Senior secured loan ($6,162 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	6,162	11,508	(18)
		Senior secured loan ($4,819 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,819	8,996	(3)(18)
		Senior secured loan ($6,509 par due 4/2013)	13.00% PIK	12/8/2009	4,030	12,149	(4)
		Preferred stock (8,800 shares)		7/30/2008	2,200	1,650
		Common membership interest (26.27% interest)		9/21/2007	15,800	23,207
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—

					33,011	57,510

					569,891	568,762		18.07%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	(18)
		Senior secured revolving loan ($258 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	258	258	(18)
		Senior secured loan ($7,305 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	7,305	7,305	(18)
		Senior secured loan ($64 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	64	64	(18)
		Senior secured loan ($11,277 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,280	11,277	(2)(18)
		Senior secured loan ($9,402 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,402	9,402	(3)(18)
		Promissory note ($14,897,360 par due 11/2016)		6/1/2006	14,886	10,905
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—

					45,205	41,221

Huddle House, Inc. (7)	Restaurant owner and operator	Senior subordinated loan ($20,924 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	20,641	18,939	(4)
		Common stock (358,279 shares)		4/1/2010	—	—

					20,641	18,939

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Orion Foods, LLC (fka Hot Stuff Foods, LLC) (7)	Convenience food service retailer	Senior secured revolving loan ($3,300 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	3,300	3,300	(18)
		Senior secured loan ($33,917 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,917	33,917	(2)(18)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	26,111	30,483
		Preferred units (10,000 units)		10/28/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					63,328	67,700

OTG Management, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,875 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/9/2011	1,875	1,875	(18)
		Senior secured revolving loan ($937 par due 8/2016)	9.25% (Base Rate + 6.00%/M)	8/9/2011	937	937	(18)
		Senior secured loan ($17,187 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/9/2011	17,187	17,187	(18)
		Junior secured loan ($29,285 par due 8/2016)	14.50% (Libor + 13.00%/M)	8/9/2011	29,285	29,285	(18)
		Common units (3,000,000 units)		1/5/2011	3,000	2,610
		Warrants to purchase up to 100,866 shares of common stock		6/19/2008	100	4,544

					52,384	56,438

PMI Holdings, Inc.	Restaurant owner and operator	Senior secured revolving loan ($2,500 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	2,500	2,500	(18)
		Senior secured revolving loan ($250 par due 5/2015)	10.25% (Base Rate + 7.00%/Q)	5/5/2010	250	250	(18)
		Senior secured loan ($9,008 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,008	9,008	(2)(18)
		Senior secured loan ($4 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	4	4	(2)(18)
		Senior secured loan ($9,008 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,008	9,008	(3)(18)
		Senior secured loan ($4 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	4	4	(3)(18)

					20,774	20,774

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($34,575 par due 7/2012)	13.00% (Libor + 9.00% Cash, 2.00% PIK /Q)	4/1/2010	31,283	34,575	(4)(18)
		Preferred stock (46,690 shares)		4/1/2010	—	117
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—

					31,283	34,692

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Junior secured loan ($70,250 par due 5/2015)	11.00%	5/23/2008	68,885	70,250
		Junior secured loan ($30,000 par due 5/2015)	11.00%	5/23/2008	30,000	30,000	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	6,211

					106,385	106,461

					340,000	346,225		11.00%

Business Services
Acentia (fka Interactive Technology Solutions, LLC)	IT services provider	Senior secured loan ($7,332 par due 6/2015)	8.75% (Base Rate + 5.50%/Q)	10/21/2010	7,332	7,332	(18)
		Senior secured loan ($8,214 par due 6/2015)	8.75% (Base Rate + 5.50%/Q)	10/21/2010	8,214	8,214	(3)(18)

					15,546	15,546

Aviation Properties Corporation(7)	Aviation services	Common stock (100 shares)		4/1/2010	—	—

CIBT Investment Holdings, LLC	Travel documents services	Class A shares (2,500 shares)		12/15/2011	2,500	2,500

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($3,200 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	3,200	3,200	(18)
		Senior secured loan ($499 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	499	499	(4)
		Senior secured loan ($51,161 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	51,161	51,161	(2)(4)
		Senior subordinated loan ($14,698 par due 12/2015)		4/1/2010	13,038	1,574	(17)
		Common stock (37,024 shares)		4/1/2010	—	—

					67,898	56,434

Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($18,377 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/12/2011	18,377	18,193	(18)

Coverall North America, Inc.(7)	Commercial janitorial service provider	Subordinated notes ($9,386 par due 2/2016)	10.00% Cash, 2.00% PIK	2/22/2011	9,386	9,386	(4)

Diversified Collections Services, Inc.	Collections services	Senior secured loan ($34,000 par due 9/2012)	14.00% (Base Rate+ 10.75%/M)	6/25/2010	34,000	34,000	(2)(18)
		Senior secured loan ($5,263 par due 3/2012)	7.75% (Base Rate + 4.50%/M)	6/25/2010	5,263	5,263	(3)(18)
		Senior secured loan ($2,000 par due 9/2012)	14.00% (Base Rate + 10.75%/M)	6/25/2010	2,000	2,000	(3)(18)
		Preferred stock (14,927 shares)		5/18/2006	169	328
		Common stock (478,816 shares)		4/1/2010	1,478	3,274
		Common stock (114,004 shares)		2/5/2005	295	918

					43,205	45,783

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (11,092,585 units)		6/26/2008	11,093	4,923

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	859

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,828
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,828

MVL Group, Inc.(7)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772
		Senior subordinated loan ($35,851 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	35,283	33,844	(4)
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	—
		Common stock (560,716 shares)		4/1/2010	—	—

					58,055	56,616

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($7,375 par due 5/2014)		7/31/2008	7,375	1,250	(17)
		Senior secured loan ($7,142 par due 11/2013)		11/20/2007	7,064	6,571	(17)
		Senior secured loan ($4,458 par due 11/2013)		11/20/2007	4,409	4,101	(3)(17)
		Common stock (85 shares)			3,768	—

					22,616	11,922

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC	Bankruptcy and foreclosure processing services	Senior subordinated loan ($44,926 par due 2/2014)		2/9/2007	43,819	5,273	(17)
		Preferred units (30,000 units)		4/11/2006	3,000	—

					46,819	5,273

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	4,222	3,389	(17)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	157

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	566

Tradesmen International, Inc.	Construction labor support	Junior secured loan ($10,050 par due 5/2014)	13.00% Cash, 1.00% PIK	4/1/2010	7,872	10,050	(4)
		Warrants to purchase up to 771,036 shares		4/1/2010	—	5,002

					7,872	15,052

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tripwire, Inc.	IT security software provider	Senior secured loan ($30,000 par due 5/2018)	8.50% (Libor + 7.25%/Q)	5/23/2011	30,000	30,000	(18)
		Senior secured loan ($50,000 par due 5/2018)	8.50% (Libor + 7.25%/Q)	5/23/2011	50,000	50,000	(2)(18)
		Class B common stock (2,655,638 shares)		5/23/2011	30	38
		Class A common stock (2,970 shares)		5/23/2011	2,970	3,754

					83,000	83,792

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Series B preferred units (854 units)		11/7/2011	867	768
		Common membership interest (8.54% interest)		10/26/2007	10,204	200
		Warrants to purchase up to 4,206 units		11/7/2011	—	98

					11,071	1,066

					402,698	333,485		10.60%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	11,395	11,733

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	776

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2013)	6.00%	11/29/2010	14,000	14,000
		Senior secured loan ($32,000 par due 12/2015)	12.00%	11/29/2010	32,000	32,000
		Equity interests		11/29/2010	53,374	20,051

					99,374	66,051

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($19,500 par due 6/2015)	15.00%	4/1/2010	19,500	19,500

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($3,750 par due 9/2015)	9.00%	9/30/2011	3,750	3,550

Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	6,500	7,822	(4)
		Common stock (650,000 shares)		10/13/2010	—	—

					6,500	7,822

Imperial Capital Group, LLC	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	20,445
		2006 Class B common units (2,526 units)		5/10/2007	3	4
		2007 Class B common units (315 units)		5/10/2007	—	—

					15,000	20,449

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	112,876	194,597

					271,395	324,478		10.31%

Consumer Products—Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($26 par due 7/2015)	9.50% (Base Rate + 6.25%/Q)	9/3/2010	26	26	(3)(18)
		Senior secured loan ($8,819 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	8,819	8,819	(3)(18)

					8,845	8,845

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured loan ($21,941 par due 10/2013)	13.44%	4/1/2010	21,435	21,941

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,591	4,591	(4)
		Common stock (455 shares)		10/31/2011	455	455

					5,046	5,046

Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Junior secured loan ($25,000 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	24,740	24,000	(2)(18)
		Class A common stock (155,000 shares)		8/26/2011	6,035	9,559
		Class B common stock (155,000 shares)		8/26/2011	6,035	9,559

					36,810	43,118

Making Memories Wholesale, Inc.(7)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($2,250 par due 8/2014)		8/21/2009	2,229	963	(17)
		Senior secured loan ($9,625 par due 8/2014)		8/21/2009	7,193	—	(17)
		Senior secured loan ($5,973 par due 8/2014)		8/21/2009	3,874	—	(17)
		Common stock (100 shares)		8/21/2009	—	—

					13,296	963

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan ($10,000 par due 6/2016)	13.00% (Libor + 12.00%/M)	6/30/2011	10,000	9,700	(18)
		Senior secured loan ($41,437 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	41,178	40,194	(2)(18)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	1,504

					51,178	51,398

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,764	27,000
		Junior secured loan ($31,178 par due 4/2015)	10.00% Cash, 5.00% PIK	4/1/2010	29,879	28,060	(4)
		Common units (1,116,879 units)		4/1/2010	24	25
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	72

					55,667	55,157

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,111	6,420	(4)
		Common units (5,400 units)		6/21/2007	—	754

					6,111	7,174
Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	40,444	44,100
		Common stock (4,254 shares)		1/22/2010	1,222	2,280

					41,666	46,380

					240,054	240,022		7.63%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($71,318 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	71,318	69,891	(18)
		Senior secured loan ($49,873 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	49,873	48,875	(2)(18)

					121,191	118,766

Microstar Logistics LLC	Keg management solutions provider	Junior secured loan ($60,000 par due 8/2016)	10.00% (Libor + 9.00%/Q)	8/5/2011	60,000	60,000	(18)
		Junior secured loan ($50,000 par due 8/2016)	10.00% (Libor + 9.00%/Q)	8/5/2011	50,000	50,000	(2)(18)

					110,000	110,000

					231,191	228,766		7.27%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($134,475 par due 7/2017)	7.25% (Libor + 5.75%/M)	7/22/2011	134,475	132,794	(16)(18)
		Senior secured loan ($49,875 par due 7/2017)	7.25% (Libor + 5.75%/M)	7/22/2011	49,875	49,252	(2)(18)

					184,350	182,046
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	95	95	(4)
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,920

					2,386	2,015

					186,736	184,061		5.85%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Manufacturing
Component Hardware Group, Inc.	Commercial equipment	Junior secured loan ($3,106 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,106	3,106	(4)
		Senior subordinated loan ($10,596 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	6,932	10,596	(4)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	3,181

					10,038	16,883

HOPPY Holdings Corp.	Automotive and recreational vehicle aftermarket products	Senior secured loan ($13,988 par due 6/2016)	5.00% (Libor + 3.75%/M)	6/3/2011	13,988	13,289	(18)

MWI Holdings, Inc.	Highly engineered springs, fastners, and other precision components	Senior secured loan ($29,914 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	29,914	29,914	(18)

NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($91 par due 2/2013)	3.96% (Libor + 3.75%/M)	4/1/2010	44	69
		Senior secured revolving loan ($778 par due 2/2013)	4.33% (Libor + 3.75%/Q)	4/1/2010	374	587

					418	656

Protective Industries, Inc.	Plastic protection products	Senior secured loan ($14 par due 5/2017)	6.25% (Base Rate + 3.00%/M)	5/23/2011	14	14	(18)
		Senior secured loan ($5,589 par due 5/2017)	5.75% (Libor + 4.25%/M)	5/23/2011	5,589	5,421	(18)
		Senior subordinated loan ($720 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	720	720	(4)
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	3,101

					8,630	9,256

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—

Sigma International Group, Inc.(8)	Water treatment parts	Junior secured loan ($4,048 par due 4/2014)	10.00% (Libor + 3.50% Cash, 5.00% PIK /A)	7/8/2011	4,048	3,036	(4)(18)

WP CPP Holdings, LLC	Precision engineered castings	Senior secured loan ($20,822 par due 10/2017)	8.50% (Libor + 7.00%/M)	10/11/2011	20,720	20,406	(18)
		Senior secured loan ($50,000 par due 10/2017)	8.50% (Libor + 7.00%/M)	10/11/2011	49,745	49,000	(2)(18)

					70,465	69,406

					138,501	142,440		4.53%

Services—Other
The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($17,100 par due 12/2016)	14.50%	12/22/2010	17,100	17,100
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	14,413	17,011	(4)

					31,513	34,111

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Senior secured loan ($4,850 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,723	4,850	(3)(18)
		Junior secured loan ($36,900 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	36,900	36,900	(18)
		Junior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	50,000	(2)(18)
		Junior secured loan ($3,100 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	3,100	3,100	(3)(18)

					94,723	94,850

					126,236	128,961		4.10%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Senior secured loan ($8,754 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	8,754	8,754	(3)(18)
		Senior subordinated loan ($10,529 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	10,529	10,529	(4)
		Senior subordinated loan ($22,150 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	22,150	22,150	(4)
		Senior subordinated loan ($33,429 par due 11/2014)	12.00% Cash, 2.00% PIK	2/8/2008	33,429	33,429	(2)(4)
		Warrants to purchase up to 378 shares		11/7/2007	—	6,286
		Warrants to purchase up to 200 shares		9/1/2010	—	3,326

					74,862	84,474

Dialog Telecom LLC	Broadband communication services	Senior secured loan ($16,412 par due 12/2012)	12.08% (Libor + 7.50% Cash, 4.00% PIK /Q)	6/20/2011	16,412	16,412	(4)(18)

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					91,274	100,886		3.21%

Grocery
Grocery Outlet Inc.	Value grocery retailer	Senior secured revolving loan ($3,100 par due 12/2017)	11.25% (Base Rate + 8.00%/Q)	12/15/2011	3,100	3,100	(18)
		Senior secured loan ($91,500 par due 12/2017)	10.50% (Libor + 9.00%/Q)	12/15/2011	91,500	91,500	(18)

					94,600	94,600

					94,600	94,600		3.01%

Retail
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership based buying club franchisor and operator	Limited partnership interest (66,667 shares)		4/1/2010	2,594	—
		Limited partnership interest (83,333 shares)		11/30/2007	8,333	—

					10,927	—

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(2)(13)
		Common stock (19,672 shares)		5/28/2010	1,967	1,618

					41,967	41,618

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,218,481 shares)		8/8/2006	4,909	12,556

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($21,433 par due 3/2014)	9.00% (Base Rate + 7.00%/M)	9/28/2006	21,414	21,433	(18)
		Senior secured loan ($8,226 par due 3/2014)	9.00% (Base Rate + 7.00%/M)	9/28/2006	8,302	8,226	(3)(18)
		Class B Preferred stock (73 shares)		3/19/2009	—	2,056
		Preferred stock (80 shares)		9/28/2006	1,800	2,249
		Common stock (800 shares)		9/28/2006	200	2,172
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	2,324

					31,716	38,460

					89,519	92,634		2.94%

Energy
La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($59,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	57,775	56,050	(18)

USG Nevada LLC	Geothermal, renewable energy, developer for electrical power and direct uses	Junior secured loan ($7,500 par due 6/2012)	3.94% (Libor + 3.50%/Q)	11/9/2011	7,500	7,500

					65,275	63,550		2.02%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,475
		Common stock (25,000 units)		12/16/2011	25	25

					2,500	2,500

Stag-Parkway, Inc.(7)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(18)
		Preferred stock (4,200 shares)	16.50% PIK	9/30/2010	2,368	4,200	(4)
		Common stock (10,200 shares)		9/30/2010	—	14,807

					36,868	53,507

					39,368	56,007		1.78%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($24,213 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	24,213	24,213	(4)
		Member interest (10.00% interest)		4/1/2010	594	529
		Option (25,000 units)		4/1/2010	25	25

					24,832	24,767

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Allied Capital REIT, Inc.(7)	Real estate investment trust	Real estate equity interests		4/1/2010	50	50
		Real estate equity interests		4/1/2010	325	639

					375	689

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,611	1,967	(17)

Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($13,477 par due 12/2014)		4/1/2010	11,900	4,013	(17)
		Real estate equity interests		4/1/2010	—	—

					11,900	4,013

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	2,507

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior secured loan ($433 par due 6/2010)	10.00%	4/1/2010	433	444
		Senior subordinated loan ($9,071 par due 1/2012)		4/1/2010	1,475	138	(17)
		Senior subordinated loan ($9,399 par due 6/2017)		4/1/2010	2,410	241	(17)
		Senior subordinated loan ($10,967 par due 9/2012)		4/1/2010	2,051	202	(17)
		Senior subordinated loan ($261 par due 3/2013)		4/1/2010	263	9	(17)
		Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(17)
		Preferred equity interest		4/1/2010	—	39
		Common equity interest		4/1/2010	35	—

					6,667	1,073

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($35,239 par due 2/2011)		4/1/2010	3,945	3,692	(17)
		Common stock (93,500 shares)		4/1/2010	—	—

					3,945	3,692

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	7,959

					55,647	46,667		1.48%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($2,000 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	2,000	2,000	(18)
		Senior secured revolving loan ($2,500 par due 10/2013)	12.00% (Base Rate + 8.00%/Q)	10/5/2007	2,500	2,500	(18)
		Senior secured loan ($13,325 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	13,325	13,325	(18)
		Senior secured loan ($14,019 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,019	14,019	(3)(18)
		Senior units (50,000 units)		10/5/2007	5,000	3,326

					36,844	35,170

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($7,615 par due 2/2013)	16.00% PIK	2/6/2008	7,615	7,615	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,519

					10,115	9,134

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	568
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—

					980	568

					47,939	44,872		1.43%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($41,325 par due 2/2014)	7.08% (Libor + 6.50%/Q)	4/1/2010	33,467	37,192

					33,467	37,192		1.18%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($37,020 par due 5/2017)	10.50% Cash, 5.00% PIK	11/29/2011	37,020	37,020	(4)

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					37,020	37,020		1.18%

Environmental Services
AWTP, LLC(7)	Water treatment services	Junior secured loan ($4,109 par due 6/2015)	5.00% Cash, 5.00% PIK	4/18/2011	4,109	4,109	(4)
		Junior secured loan ($896 par due 6/2015)	15.00% PIK	4/18/2011	896	623	(4)
		Junior secured loan ($4,518 par due 6/2015)	15.00% PIK	4/18/2011	4,518	3,142	(3)(4)
		Membership interests (90% interest)		4/18/2011	—	—

					9,523	7,874

RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)	12.50% PIK	3/1/2011	8,311	8,283	(4)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	20,540

					30,097	36,697		1.17%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	172

					2,893	172

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC	Petroleum product manufacturer	Junior secured loan ($2,098 par due 12/2012)	9.31% (Libor + 8.88%/Q)	12/24/2007	2,098	2,098
		Junior secured loan ($4,073 par due 12/2012)	14.00%	12/24/2007	4,073	4,073
		Junior secured loan ($2,000 par due 12/2012)	9.45% (Libor + 8.88%/Q)	6/17/2011	2,000	2,000
		Junior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000
		Junior secured loan ($2,926 par due 12/2012)	14.00%	12/24/2007	2,926	2,926	(2)
		Junior secured loan ($835 par due 12/2012)	9.31% (Libor + 8.88%/Q)	12/24/2007	835	835	(3)
		Junior secured loan ($1,801 par due 12/2012)	14.00%	12/24/2007	1,801	1,801	(3)
		Junior secured loan ($10,728 par due 12/2012)	9.32% (Libor + 8.88%/Q)	12/24/2007	10,728	10,728	(3)
		Class A common units (8,982 units)		6/17/2011	90	46
		Class B-4 common units (50,000 units)		4/25/2008	500	255
		Class B-5 common units (499,000 units)		6/17/2011	4,990	2,541
		Class C common units (549,491 units)		4/25/2008	—	2,798

					35,041	35,101

					37,934	35,273		1.12%

Chemicals, Plastic and Rubber
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($3,603 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	3,603	3,603	(4)
		Senior secured loan ($9,967 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	9,967	9,967	(18)
		Senior secured loan ($6,639 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	6,639	6,639	(18)
		Senior secured loan ($5,246 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	5,246	5,246	(2)(4)
		Senior secured loan ($8,227 par due 11/2013)	8.25% (Libor + 4.25%/M)	5/22/2006	8,227	8,227	(3)(18)
		Senior secured loan ($915 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	915	915	(3)(18)
		Senior secured loan ($610 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	610	610	(3)(18)

					35,207	35,207

					35,207	35,207		1.12%

Printing, Publishing and Media
EarthColor, Inc.(7)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	—

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2013)	9.00% (Libor + 6.00%/M)	3/2/2006	1,141	1,027	(18)
		Senior secured revolving loan ($1,031 par due 10/2013)	9.00% (Base Rate + 5.00%/M)	3/2/2006	1,031	928	(18)
		Senior secured loan ($20 par due 10/2013)	10.00% (Libor + 6.00% Cash, 1.00% PIK/Q)	3/2/2006	20	18	(4)(18)
		Senior secured loan ($7,520 par due 10/2013)	10.00% (Libor + 6.00% Cash, 1.00% PIK/Q)	3/2/2006	7,217	6,919	(3)(4)(18)
		Senior secured loan ($181 par due 10/2013)	10.00% (Base Rate + 5.00% Cash, 1.00% PIK/M)	3/2/2006	174	166	(3)(4)(18)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—

					11,583	9,058

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (21,711 shares)		9/29/2006	2,171	5,339
		Common stock (15,393 shares)		9/29/2006	3	13

					2,174	5,352

					20,357	14,410		0.46%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($11,500 par due 10/2013)	4.80% (Libor + 4.50%/M)	10/11/2007	11,500	11,270	(3)(14)

					11,500	11,270		0.36%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	3,151

					2,500	3,151		0.10%

					$5,108,663	$5,094,506		161.87%

(1)
Other than our investments listed in footnote 7 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments, which as of December 31, 2011 represented 162% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

The investments not otherwise pledged as collateral in respect of the Debt Securitization (as defined below) or the Revolving Funding Facility (as defined below) by the respective obligors thereunder are pledged as collateral by the Company and certain of its other subsidiaries for the Revolving Credit Facility (as defined below) (except for a limited number of exceptions as provided in the credit agreement governing the Revolving Credit Facility).

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the Debt Securitization.

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the year ended December 31, 2011 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$3,096	$—	$—	$—	$—	$(48)
Apple & Eve, LLC and US Juice Partners, LLC	$5,500	$3,918	$—	$3,478	$—	$—	$35	$—	$(1,709)
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	$—	$2,640	$9,260	$—	$—	$—	$—	$3,902	$(3,804)
Carador, PLC	$—	$—	$9,033	$—	$—	$160	$—	$(2,989)	$3,700
Campus Management Corp. and Campus Management Acquisition Corp.	$571	$—	$—	$—	$—	$—	$—	$—	$(3,308)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$75	$8,763	$943	$—	$2,590	$—	$1,561	$(1,364)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$38,800	$80,315	$40,695	$2,637	$—	$—	$—	$(17,661)	$(9,356)
Driven Brands, Inc.	$—	$3,569	$4,939	$255	$—	$—	$—	$4,510	$(1,473)
DSI Renal, Inc.	$—	$77,774	$19,684	$7,919	$—	$—	$33	$27,522	$(21,565)
The Dwyer Group	$—	$—	$11,708	$3,479	$—	$1,135	$—	$—	$2,598
ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation	$137,200	$135,661	$—	$1,056	$—	$203	$22	$—	$(1,046)
Firstlight Financial Corporation	$—	$2,988	$—	$681	$—	$—	$250	$12	$16,197
Growing Family, Inc. and GFH Holdings, LLC	$—	$34	$10,296	$615	$—	$—	$13	$(1,545)	$5,991
Industrial Container Services, LLC	$3,304	$8,491	$1,800	$69	$—	$—	$109	$19,881	$(13,403)
Insight Pharmaceuticals Corporation	$24,730	$56,080	$—	$4,424	$730	$—	$765	$—	$4,944
Investor Group Services, LLC	$500	$500	$—	$3	$—	$206	$9	$—	$295
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$462
Pillar Processing LLC and PHL Holding Co.	$—	$12,450	$—	$1,584	$—	$—	$147	$—	$(12,628)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$154	$14,068	$—	$—	$—	$—	$(14,068)	$14,120
Regency Healthcare Group, LLC	$—	$—	$2,007	$—	$—	$—	$—	$380	$335
Soteria Imaging Services, LLC	$—	$1,419	$—	$321	$—	$—	$—	$72	$12
VSS-Tranzact Holdings, LLC	$867	$—	$—	$—	$—	$—	$—	$—	$(6,275)
Universal Environmental Services, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$7,930	$—	$—	$—	$—	$(7,930)	$7,930
(7)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2011 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$36	$—	$—	$—	$10	$—	$—	$(37)
Allied Capital REIT, Inc.	$325	$115	$—	$—	$—	$—	$—	$585	$(255)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(1,379)
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
AWTP, LLC	$2,926	$—	$—	$751	$—	$—	$—	$—	$(1,648)
BenefitMall Holdings, Inc.	$—	$—	$—	$7,360	$—	$—	$500	$—	$9,541
Border Foods, Inc.	$—	$28,526	$34,818	$1,401	$—	$—	$—	$5,174	$3,601
Callidus Capital Corporation	$6,000	$3,000	$—	$—	$—	$—	$—	$—	$(2,470)
Ciena Capital LLC	$—	$—	$—	$3,549	$—	$—	$—	$—	$(27,011)
Citipostal, Inc.	$2,850	$2,802	$—	$7,356	$—	$—	$353	$—	$(10,960)
Coverall North America, Inc.	$—	$30,907	$—	$642	$—	$—	$—	$(12,334)	$7,624
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$213	$—	$—	$—	$—	$(2,666)
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(263)
HCP Acquisition Holdings, LLC	$1,048	$—	$—	$—	$—	$—	$—	$—	$(1,196)
Hot Light Brands, Inc.	$—	$929	$—	$—	$—	$—	$—	$—	$(8)
Huddle House Inc.	$—	$—	$—	$3,123	$—	$—	$750	$—	$2,129
Industrial Air Tool, LP and affiliates	$—	$—	$13,419	$—	$—	$1,170	$185	$581	$(1,517)
Ivy Hill Asset Management, L.P.	$9,419	$—	$—	$—	$—	$19,048	$—	$—	$48,943
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$—	$4,879	$—	$—	$—	$—	$1,899
Knightsbridge CLO 2007-1 Ltd.	$—	$—	$14,852	$1,019	$—	$—	$—	$3,724	$307
Knightsbridge CLO 2008-1 Ltd.	$—	$36,996	$—	$2,568	$—	$—	$—	$1,254	$3,108
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Making Memories Wholesale, Inc.	$1,750	$345	$—	$34	$—	$—	$2	$—	$(7,090)
MVL Group, Inc.	$—	$—	$—	$8,452	$—	$—	$—	$—	$(2,525)
Orion Foods, LLC	$3,300	$330	$—	$10,265	$—	$—	$811	$—	$(6,832)
Penn Detroit Diesel Allison, LLC	$—	$4,077	$15,993	$—	$—	$—	$500	$18,388	$(1,987)
Reflexite Corporation	$—	$9,281	$27,435	$1,130	$—	$—	$39	$40,923	$(3,088)
Senior Secured Loan Fund LLC*	$496,816	$—	$—	$118,420	$41,592	$—	$13,307	$—	$688
Stag-Parkway, Inc.	$—	$—	$—	$4,372	$—	$925	$249	$—	$780
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$1,162	$—	$—	$—	$490	$—	$—	$945

    *Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), we co-invest through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by GE and the Company; therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10)
Public company with outstanding equity with a market value in excess of $250 million and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". Ares Capital continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release), Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in our schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(12)
Variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5.00% on $18 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(14)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $12 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(15)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 4.00% on $45 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(16)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 1.25% on $74 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(17)
Loan was on non-accrual status as of December 31, 2011.

(18)
Loan includes interest rate floor feature.

(19)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(7)(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$264	$217

BB&T Capital Partners/Windsor Mezzanine Fund, LLC(6)(9)	Investment company	Member interest (32.59% interest)		4/1/2010	11,900	15,704

Callidus Debt Partners CDO Fund I, Ltd.(8)(9)	Investment company	Class C notes ($18,800 par due 12/2013)		4/1/2010	2,669	1,239
		Class D notes ($9,400 par due 12/2013)		4/1/2010	—	—	(14)

					2,669	1,239

Callidus Debt Partners CLO Fund III, Ltd.(8)(9)	Investment company	Preferred shares (23,600,000 shares)	7.18%	4/1/2010	4,343	7,324

Callidus Debt Partners CLO Fund IV, Ltd.(8)(9)	Investment company	Class D notes ($3,000 par due 4/2020)	4.84% (Libor + 4.55%/Q)	4/1/2010	1,824	1,817
		Subordinated notes ($17,500 par due 4/2020)	14.92%	4/1/2010	6,935	11,720

					8,759	13,537

Callidus Debt Partners CLO Fund V, Ltd.(8)(9)	Investment company	Subordinated notes ($14,150 par due 11/2020)	23.49%	4/1/2010	8,586	11,995

Callidus Debt Partners CLO Fund VI, Ltd.(8)(9)	Investment company	Class D notes ($9,000 par due 10/2021)	6.29% (Libor + 6.00%/Q)	4/1/2010	4,039	5,538
		Subordinated notes ($25,500 par due 10/2021)	20.14%	4/1/2010	11,572	22,711

					15,611	28,249

Callidus Debt Partners CLO Fund VII, Ltd.(8)(9)	Investment company	Subordinated notes ($28,000 par due 1/2021)	11.94%	4/1/2010	10,216	17,197

Callidus MAPS CLO Fund I LLC	Investment company	Class E notes ($17,000 par due 12/2017)	5.79% (Libor + 5.5%/Q)	4/1/2010	11,863	11,535
		Subordinated notes ($47,900 par due 12/2017)	8.62%	4/1/2010	12,652	19,156

					24,515	30,691

Callidus MAPS CLO Fund II, Ltd.(8)(9)	Investment company	Class D notes ($7,700 par due 7/2022)	4.54% (Libor + 4.25%/Q)	4/1/2010	3,428	4,364
		Subordinated notes ($17,900 par due 7/2022)	18.41%	4/1/2010	8,857	13,624

					12,285	17,988

Carador PLC(6)(8)(9)(10)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	5,333

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,553	2,500

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,041

Dryden XVIII Leveraged Loan 2007 Limited(8)(9)	Investment company	Class B notes ($9,000 par due 10/2019)	4.79% (Libor + 4.50%/Q)	4/1/2010	3,816	4,823
		Subordinated notes ($21,164 par due 10/2019)	23.01%	4/1/2010	12,266	19,436

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,822

Fidus Mezzanine Capital, L.P.(9)	Investment partnership	Limited partnership interest (29.12% interest)		4/1/2010	9,206	7,499

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,811 par due 12/2016)	1.00% PIK	12/31/2006	73,569	54,050	(4)
		Common stock (10,000 shares)		12/31/2006	10,000	—
		Common stock (30,000 shares)		12/31/2006	30,000	—

					113,569	54,050

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100% interest)		4/1/2010	808	993

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80% interest)		5/10/2007	6,643	5,300

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	37,200
		Subordinated notes ($15,351 par due 11/2018)	15.50%	11/20/2007	15,351	14,737

					55,351	51,937

Knightsbridge CLO 2007-1 Ltd.(7)(8)(9)	Investment company	Class E notes ($20,350 par due 1/2022)	9.29% (Libor + 9.00%/Q)	3/24/2010	14,852	14,545

Knightsbridge CLO 2008-1 Ltd.(7)(8)(9)	Investment company	Class C notes ($14,400 par due 6/2018)	7.80% (Libor + 7.50%/Q)	3/24/2010	14,400	14,400
		Class D notes ($9,000 par due 6/2018)	8.79% (Libor + 8.50%/Q)	3/24/2010	9,000	9,000
		Class E notes ($14,850 par due 6/2018)	5.29% (Libor + 5.00%/Q)	3/24/2010	13,596	10,488

					36,996	33,888

Kodiak Funding, LP(9)	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	918	788

Novak Biddle Venture Partners III, L.P.(9)	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	221	254

Pangaea CLO 2007-1 Ltd. (8)(9)	Investment company	Class D notes ($15,000 par due 1/2021)	5.04% (Libor + 4.75%/Q)	4/1/2010	9,061	8,307

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	2,370	2,393

Senior Secured Loan Fund LLC(7)(16)	Co-investment vehicle	Subordinated certificates ($548,161 par due 12/2020)	8.30% (Libor + 8.00%/Q)	10/30/2009	537,439	561,674

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	3,162	—

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	994	699

					924,287	924,423		30.30%

Healthcare—Services
Axium Healthcare Pharmacy, Inc.	Specialty pharmacy provider	Senior subordinated loan ($3,160 par due 3/2015)	8.00%	4/1/2010	2,915	3,002	(4)

BenefitMall Holdings Inc.(7)	Employee benefits broker services	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
		Common stock (39,274,290 shares)		4/1/2010	53,510	50,450
		Warrants		4/1/2010	—	—

					93,836	90,776

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (1,000,000 units)		8/19/2010	1,000	1,000

CT Technologies Intermediate Holdings, Inc. and CT	Healthcare analysis services	Preferred stock (7,427 shares)		6/15/2007	8,763	8,325
Technologies Holdings, LLC(6)		Common stock (9,679 shares)		6/15/2007	4,000	9,656
		Common stock (1,546 shares)		6/15/2007	—	1,542

					12,763	19,523

DSI Renal Inc.(6)	Dialysis provider	Senior secured loan ($9,359 par due 3/2013)	8.50% (Libor + 6.50%/M)	4/4/2006	9,284	9,359	(15)
		Senior subordinated loan ($69,009 par due 4/2014)	6.00% Cash, 10.00% PIK	4/4/2006	68,523	69,006	(4)
		Common units (19,726 units)		4/4/2006	19,684	40,687

					97,491	119,052

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.31% (Libor + 4.0%/Q)	12/14/2007	10,944	10,764	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.31% (Libor + 4.0%/Q)	12/14/2007	11,586	11,400	(3)

					22,530	22,164

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($27,717 par due 7/2014)	14.25%	7/31/2008	27,717	28,548

INC Research, Inc.	Pharmaceutical and biotechnology consulting	Senior subordinated loan ($10,039 par due 9/2017)	13.50%	9/27/2010	10,039	10,039
	services	Common stock (1,000,000 shares)		9/27/2010	1,000	1,000

					11,039	11,039

Magnacare Holdings, Inc., Magnacare Administrative	Healthcare professional provider	Senior secured loan ($66,169 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	66,169	66,169	(15)
Services, LLC, and Magnacare, LLC		Senior secured loan ($48,511 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	48,511	48,511	(2)(15)
		Senior secured loan ($9,023 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	9,023	9,023	(3)(15)

					123,703	123,703

MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP	Healthcare equipment services	Junior secured loan ($18,851 par due 1/2014)		1/31/2007	18,851	943	(14)
Acquisition Co., Inc.		Junior secured loan ($11,310 par due 1/2014)		1/31/2007	11,310	566	(3)(14)
		Common stock (50,000 shares)		1/31/2007	5,000	—

					35,161	1,509

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2013)	6.51% (Libor + 6.25%/M)	5/3/2007	5,000	4,800	(3)

NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,500

					53,079	53,079

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	2,910

Passport Health Communications, Inc., Passport	Healthcare technology provider	Senior secured loan ($11,287 par due 5/2014)	8.25% (Libor + 7.0%/Q)	5/9/2008	11,287	11,287	(2)(15)

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Holding Corp. and Prism Holding Corp.		Senior secured loan ($10,419 par due 5/2014)	8.25% (Libor + 7.0%/Q)	5/9/2008	10,419	10,419	(3)(15)
		Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	10,978	(4)
		Common stock (16,106 shares)		7/30/2008	100	—

					32,962	32,684

PG Mergersub, Inc.	Provider of patient surveys, management	Senior secured loan ($1,100 par due 11/3/2015)	6.75% (Libor + 5.0%/Q)	11/3/2010	1,098	1,100	(15)
	reports and national databases for integrated	Senior secured loan ($9,200 par due 11/3/2015)	6.75% (Libor + 5.0%/Q)	11/3/2010	9,171	9,200	(3)(15)
	healthcare delivery system	Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,948	4,000
		Preferred stock (333 shares)		3/12/2008	125	9
		Common stock (16,667 shares)		3/12/2008	167	471

					14,509	14,780

Reed Group, Ltd.	Medical disability management services	Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	(14)
	provider	Senior secured revolving loan ($1,250 par due 12/2013)		4/1/2010	1,097	1,063	(14)
		Senior subordinated loan ($19,625 par due 12/2013)		4/1/2010	15,918	10,714	(14)
		Equity interests		4/1/2010	203	—

					26,347	20,919

Regency Healthcare Group, LLC(6)	Hospice provider	Preferred member interest (1,293,960 shares)		4/1/2010	2,007	1,672

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($1,687 par due 11/2010)		4/1/2010	1,644	1,383	(14)
		Junior secured loan ($2,422 par due 11/2010)		4/1/2010	2,361	1,986	(14)
		Preferred member interest (1,881,234 units)		4/1/2010	—	—

					4,005	3,369

Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($95,000 par due 6/2017)	9.75% (Libor + 8.50%/M)	12/16/2010	95,000	95,000	(15)
		Junior secured loan ($50,000 par due 6/2017)	9.75% (Libor + 8.50%/M)	12/16/2010	50,000	50,000	(2)(15)

					145,000	145,000

U.S. Renal Care, Inc.	Dialysis provider	Senior subordinated loan ($20,235 par due 5/2017)	11.25% Cash, 2.00% PIK	5/24/2010	20,235	20,235	(4)

Univita Health Inc.	Outsourced services provider	Senior subordinated loan ($21,094 par due 12/2014)	12.00% Cash, 3.00% PIK	12/22/2009	21,094	21,094	(4)

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($7,580 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	7,580	7,580	(4)
		Preferred stock (3,888,222 shares)		7/14/2008	8,748	11,624

					16,328	19,204

					771,721	760,062		24.91%

Business Services
Aviation Properties Corporation(7)	Aviation services	Common stock (100 shares)		4/1/2010	—	—

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan ($733 par due 7/2015)	7.50% (Libor + 4.50%/M)	7/31/2008	721	733	(3)(15)
		Senior subordinated loan ($101 par due 7/2016)	13.00%	7/31/2008	90	104
		Senior subordinated loan ($5,007 par due 7/2016)	13.00%	7/31/2008	4,983	5,157	(2)

					5,794	5,994

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($691 par due 12/2013)	6.50% (Libor + 4.50%/M)	4/1/2010	691	691	(15)
		Senior secured revolving loan ($700 par due 12/2013)	6.50% (Libor + 4.50%/Q)	4/1/2010	700	700	(15)
		Senior secured revolving loan ($1,250 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	1,250	1,250	(15)
		Senior secured loan ($49,333 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	49,333	49,333	(2)(4)
		Senior secured loan ($482 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	482	482	(4)
		Senior subordinated loan ($12,526 par due 12/2015)	16.00% PIK	4/1/2010	12,526	12,022	(4)
		Common stock (37,024 shares)		4/1/2010	—	—

					64,982	64,478

Coverall North America, Inc.(7)	Commercial janitorial service provider	Senior secured loan ($15,763 par due 7/2011)	12.00%	4/1/2010	15,763	15,763	(2)
		Senior secured loan ($15,864 par due 7/2011)	12.00%	4/1/2010	15,864	15,864	(2)
		Senior subordinated loan ($5,557 par due 7/2011)		4/1/2010	5,554	928	(14)
		Common stock (763,333 shares)		4/1/2010	2,999	—

					40,180	32,555

Digital Videostream, LLC	Media content supply chain services company	Senior secured loan ($256 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	256	256	(4)
		Senior secured loan ($9 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	9	9	(2)(4)
		Senior secured loan ($10,403 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	10,345	10,403	(2)(4)
		Convertible subordinated loan ($5,538 par due 2/2016)	10.00% PIK	4/1/2010	5,978	6,025	(4)

					16,588	16,693

Diversified Collections Services, Inc.	Collections services	Senior secured loan ($6,921 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	6,921	6,921	(3)(15)
		Senior secured loan ($79 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	79	79	(3)(15)
		Senior secured loan ($34,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	34,000	34,000	(2)(15)
		Senior secured loan ($2,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	2,000	2,000	(2)(15)
		Preferred stock (14,927 shares)		5/18/2006	169	289
		Common stock (114,004 shares)		2/5/2005	295	445
		Common stock (478,816 shares)		4/1/2010	1,478	1,586

					44,942	45,320

Diversified Mercury Communications, LLC	Business media consulting services	Senior secured loan ($1,774 par due 3/2013)	8.00% (Base Rate + 4.50%/M)	4/1/2010	1,613	1,596	(15)

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	5,070

Impact Innovations Group, LLC(7)	IT consulting and outsourcing services	Member interest (50% interest)		4/1/2010	—	—

Interactive Technology Solutions, LLC	IT services provider	Senior secured loan ($7,944 par due 6/2015)	9.50% (Libor + 6.50%/Q)	10/21/2010	7,944	7,944	(15)
		Senior secured loan ($8,900 par due 6/2015)	9.50% (Libor + 6.50%/Q)	10/21/2010	8,900	8,900	(3)(15)

					16,844	16,844

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	564

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,366
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,366

MVL Group, Inc.(7)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772
		Senior subordinated loan ($34,937 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	33,884	34,937	(4)
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	33
		Common stock (554,091 shares)		4/1/2010	—	—
		Common stock (560,716 shares)		4/1/2010	—	—

					56,656	57,742

PC Helps Support, LLC	Technology support provider	Senior secured loan ($7,153 par due 12/2013)	3.54% (Libor + 3.25%/Q)	4/1/2010	7,153	7,153	(3)
		Senior subordinated loan ($23,377 par due 12/2013)	12.76%	4/1/2010	23,377	23,377

					30,530	30,530

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	(2)
		Senior secured loan ($14,730 par due 11/2013)	5.80% (Libor + 5.50%/Q)	11/20/2007	14,730	14,730	(2)
		Senior secured loan ($9,194 par due 11/2013)	5.80% (Libor + 5.50%/Q)	11/20/2007	9,194	9,194	(3)
		Common stock (85 shares)		11/20/2007	3,768	5,701

					35,067	37,000

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated loan ($10,222 par due 2/2013)		8/24/2006	10,222	102	(14)
		Preferred units (4,000 units)		8/24/2006	3,600	—
		Common units (4,000,000 units)		8/24/2006	400	—

					14,222	102

Prommis Solutions, LLC, E-Default Services, LLC,	Bankruptcy and foreclosure processing	Senior subordinated loan ($16,788 par due 2/2014)	11.50% Cash, 2.00% PIK	2/9/2007	16,788	16,788	(4)

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	services	Senior subordinated loan ($27,032 par due 2/2014)	11.50% Cash, 2.00% PIK	2/9/2007	27,032	27,032	(2)(4)
		Preferred units (30,000 units)		4/11/2006	3,000	4,661

					46,820	48,481

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)	11.00%	4/1/2010	5,105	5,438

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	257

Summit Business Media, LLC	Business media consulting services	Junior secured loan ($11,930 par due 7/2014)		8/3/2007	10,276	239	(3)(14)

Summit Energy Services, Inc.	Energy management consulting services	Common stock (38,778 shares)		4/1/2010	222	287
		Common stock (385,608 shares)		4/1/2010	2,336	2,850

					2,558	3,137

Tradesmen International, Inc.	Construction labor support	Senior subordinated loan ($20,000 par due 5/2014)	10.00%	4/1/2010	14,364	20,000
		Warrants to purchase up to 771,036 shares		4/1/2010	—	2,086

					14,364	22,086

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,204	6,475

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier	Equity interest		4/1/2010	—	—
	wireless roaming	Equity interest		4/1/2010	—	—

					—	—

					427,827	401,967		13.17%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	11,395	13,112

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	—	246

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured loan ($14,000 par due 12/2013)	6.00%	11/23/2010	14,000	14,000
		Senior secured loan ($2,000 par due 12/2015)	12.00%	11/29/2010	2,000	2,000
		Senior secured loan ($20,000 par due 12/2015)	12.00%	11/29/2010	20,000	20,000
		Senior secured loan ($10,000 par due 12/2015)	12.00%	11/29/2010	10,000	10,000
		Equity interests		11/29/2010	53,374	47,063

					99,374	93,063

Commercial Credit Group, Inc.	Commercial equipment finance and leasing	Senior subordinated loan ($6,000 par due 6/2015)	15.00%	4/1/2010	6,000	6,000
	company	Senior subordinated loan ($4,000 par due 6/2015)	15.00%	4/1/2010	4,000	4,000
		Senior subordinated loan ($9,500 par due 6/2015)	15.00%	4/1/2010	9,500	9,500

					19,500	19,500

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Compass Group Diversified Holdings, LLC(10)	Middle market business manager	Senior secured revolving loan ($735 par due 12/2012)	2.76% (Libor + 2.50%/M)	4/1/2010	735	735
		Senior secured revolving loan ($882 par due 12/2012)	2.76% (L ibor + 2.50%/M)	4/1/2010	882	882

					1,617	1,617

Cook Inlet Alternative Risk, LLC	Risk management services	Senior secured loan ($40,000 par due 4/2013)	8.50%	4/1/2010	25,124	26,083
		Senior secured loan ($44,346 par due 4/2013)	8.50%	4/1/2010	26,622	28,917
		Member interest (3.17%)		4/1/2010	—	—

					51,746	55,000

Financial Pacific Company(7)	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	6,500	6,543
		Common stock (650,000 shares)		10/13/2010	—	—

					6,500	6,543

Imperial Capital	Investment services	Common units (2,526 units)		5/10/2007	3	4,735
Group, LLC(6)		Common units (315 units)		5/10/2007	—	590
		Common units (7,710 units)		5/10/2007	14,997	14,453

					15,000	19,778

Ivy Hill Asset Management, L.P.(7)	Asset management services	Member interest (100% interest)		6/15/2009	103,458	136,235

					308,590	345,094		11.31%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2012)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	(15)
		Senior secured revolving loan ($108 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	108	108	(15)
		Senior secured loan ($22,839 par due 11/2013)	12.50% (Libor + 9.50%/Q)	11/27/2006	22,845	22,839	(2)(15)
		Senior secured loan ($10,705 par due 11/2013)	12.50% (Libor + 9.50%/Q)	11/27/2006	10,705	10,705	(3)(15)
		Promissory note ($14,897 par due 11/2016)		6/1/2006	14,886	10,957	(4)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—

					50,554	46,619

Encanto Restaurants, Inc.	Restaurant owner and operator	Junior secured loan ($20,997 par due 8/2013)	11.00%	8/2/2006	20,997	19,947	(2)
		Junior secured loan ($3,999 par due 8/2013)	11.00%	8/2/2006	3,999	3,799	(3)

					24,996	23,746

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured loan ($34,357 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	34,357	34,357	(15)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	24,881	36,085
		Preferred stock ($10,000 par due)		4/1/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					59,238	70,442

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Huddle House, Inc.(7)	Restaurant owner and operator	Senior subordinated loan ($20,300 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	20,032	16,202	(4)
		Common stock (358,428 shares)		4/1/2010	—	—

					20,032	16,202

OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($12,603 par due 6/2013)	16.00% (Libor + 11.00% Cash, 2.00% PIK/M)	6/19/2008	12,603	12,603	(4)(15)
		Junior secured loan ($42,030 par due 6/2013)	18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2008	42,030	42,030	(4)(15)
		Warrants to purchase up to 100,857 shares of common stock		6/19/2008	100	4,939
		Warrants to purchase up to 9 shares of common stock		6/19/2008	—	—

					54,733	59,572

PMI Holdings, Inc.	Restaurant owner and operator	Senior secured revolving loan ($575 par due 5/2015)	10.00% (Libor + 8.00%/Q)	5/5/2010	575	575	(15)
		Senior secured loan ($9,918 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,918	9,918	(2)(15)
		Senior secured loan ($9,918 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,918	9,918	(3)(15)
		Senior secured loan ($7 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	7	7	(2)
		Senior secured loan ($7 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	7	7	(3)

					20,425	20,425

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($35,406 par due 7/2012)	13.00% (Libor + 11.00%/Q)	4/1/2010	26,872	33,635	(15)
		Preferred stock (46,690 shares)		4/1/2010	—	—
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—

					26,872	33,635

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($31,625 par due 5/2015)	13.50%	5/23/2008	31,625	31,625
		Senior subordinated loan ($30,000 par due 5/2015)	13.50%	5/23/2008	30,000	30,000	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	5,287

					69,125	66,912

					325,975	337,553		11.06%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured revolving loan ($780 par due 3/2012)	7.25% (Base Rate + 4.00%/Q)	3/27/2007	780	765
		Senior secured loan ($11,523 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,523	11,523	(4)
		Senior secured loan ($2,939 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	2,939	2,880	(2)
		Senior secured loan ($3,420 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	3,420	3,420	(4)
		Senior secured loan ($25,841 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	25,841	25,324	(2)
		Senior secured loan ($11,307 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	11,307	11,081	(3)

					55,810	54,993

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership based buying club franchisor	Senior secured loan ($1,897 par due 11/2012)	8.25% (Base Rate + 5.00%/Q)	12/14/2007	1,858	1,897	(2)(15)
	and operator	Senior subordinated loan ($81,634 par due 5/2013)	12.00% Cash, 4.00% PIK	4/1/2010	77,892	81,634	(4)
		Limited partnership interest (80,000 shares)		4/1/2010	3,112	3,414
		Partnership interests (100,000 shares)		11/30/2007	10,000	4,347

					92,862	91,292

Fulton Holdings Corp	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(2)(12)
		Common stock (19,672 shares)		5/28/2010	1,967	2,430

					41,967	42,430

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,170,182 shares)		8/8/2006	4,500	7,238

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($2,413 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	2,409	2,364	(3)(4)(15)
		Senior secured loan ($28,122 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	28,089	27,560	(4)(15)
		Senior secured loan ($7,110 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	7,188	6,968	(3)(4)(15)
		Preferred stock (73 shares)		3/19/2009	—	1,939
		Preferred stock (80 shares)		9/28/2006	1,800	2,121
		Common stock (800 shares)		9/28/2006	200	—
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	—

					39,686	40,952

					234,825	236,905		7.77%

Consumer Products—Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($6,556 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	6,556	6,556	(2)(15)
		Senior secured loan ($9,353 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	9,353	9,353	(3)(15)

					15,909	15,909

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior subordinated loan ($22,902 par due 10/2013)	13.44%	4/1/2010	22,128	22,902

Insight Pharmaceuticals Corporation(6)	OTC drug products manufacturer	Senior subordinated loan ($50,255 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	50,255	50,255	(2)(4)(15)
		Senior subordinated loan ($5,298 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	5,298	5,298	(4)(15)
		Common stock (155,000 shares)		4/1/2010	12,070	13,432

					67,623	68,985

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Making Memories Wholesale, Inc.(7)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	(15)
		Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	(15)
		Senior secured loan ($9,388 par due 8/2014)		8/21/2009	7,433	6,048	(14)(15)
		Senior secured loan ($5,129 par due 8/2014)		8/21/2009	3,979	—	(14)
		Common stock (100 shares)		8/21/2009	—	—

					11,912	6,548

The Step2 Company, LLC	Toy manufacturer	Senior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,557	27,000	(4)
		Senior subordinated loan ($30,000 par due 4/2015)	15.00%	4/1/2010	28,396	30,000	(4)
		Common units (1,114,343 units)		4/1/2010	24	1,010
		Warrants to purchase up to 3,157,895 shares		4/1/2010	—	—

					53,977	58,010

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,784	6,902	(4)
		Common units (5,400 units)		6/21/2007	—	—

					6,784	6,902

Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($4,743 par due 2/2015)	12.00%	1/22/2010	4,772	4,505
		Senior subordinated loan ($50,257 par due 2/2015)	12.00%	1/22/2010	43,287	47,745
		Common stock (4,254 shares)		1/22/2010	1,222	2,194

					49,281	54,444

					227,614	233,700		7.66%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (465,509 shares)		2/8/2008	9,949	13,834

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($20,000 par due 12/2014)	6.25% (Libor + 5.25%/M)	12/10/2010	20,000	20,000	(15)
		Junior secured loan ($9,231 par due 12/2015)	15.28% (Libor + 15.00%/M)	12/10/2010	9,231	9,231
		Junior secured loan ($30,769 par due 12/2015)	15.30% (Libor + 15.00%/M)	12/10/2010	30,769	30,769
		Warrants to purchase up to 578,407 shares		12/13/2010	—	1,009

					60,000	61,009

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Senior subordinated loan ($23,270 par due 1/2015)	16.00% PIK	4/1/2010	21,290	22,106	(4)
		Junior secured loan ($17,000 par due 7/2014)	7.80% (Libor + 7.50%/Q)	4/1/2010	14,881	14,960
		Common stock (2,406 shares)		4/1/2010	926	1,326

					37,097	38,392

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($160 par due 11/2012)	3.51% (Libor + 3.25%/M)	11/30/2006	160	160	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.26% (Libor + 7.00%/M)	11/30/2006	8,333	8,333	(3)

					8,493	8,493

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,401,385 shares)		8/5/2010	4,004	4,244
		Series B preferred stock (348,615 shares)		8/5/2010	996	1,056
		Series C preferred stock (1,994,644 shares)		6/7/2010	547	2,586
		Series C preferred stock (517,942 shares)		6/7/2010	142	672
		Common stock (16 shares)		6/7/2010	—	—
		Common stock (4 shares)		6/7/2010	—	—

					5,689	8,558

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($19,997 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	19,997	19,997	(15)
		Senior secured loan ($10,863 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	10,863	10,863	(3)(15)

					30,860	30,860

R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company) and EIC Acquisitions Corp.(8)	Medical school operator	Senior secured loan ($6,275 par due 4/2013)	9.00% (Libor + 6.00%/Q)	4/3/2007	6,275	9,652	(3)(15)
		Senior secured loan ($10,113 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	10,113	15,555	(15)
		Senior secured loan ($4,000 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,000	6,153	(3)(15)
		Senior secured loan ($5,727 par due 4/2013)	13.00% PIK	12/8/2009	2,335	8,809	(4)
		Preferred stock (800 shares)		7/30/2008	200	100
		Preferred stock (8,000 shares)		7/30/2008	2,000	1,000
		Common membership interest (26.27% interest)		9/21/2007	15,800	20,734
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—

					40,723	62,003

					192,811	223,149		7.32%

Manufacturing
Component Hardware Group, Inc.	Commercial equipment	Senior secured loan ($3,014 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,014	3,014	(4)
		Senior subordinated loan ($10,078 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	5,775	10,078	(4)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	1,240

					8,789	14,332

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Industrial Air Tool, LP and Affiliates d/b/a Industrial Air Tool(7)	Industrial products	Class B common units (37,125 units)		4/1/2010	6,000	14,787
		Member interest (375 units)		4/1/2010	7,419	149

					13,419	14,936

NetShape Technologies, Inc.	Metal precision engineered components	Senior secured revolving loan ($972 par due 2/2013)	4.06% (Libor + 3.75%/M)	4/1/2010	521	602
		Common units (1,000 units)		1/30/2007	1,000	—

					1,521	602

Reflexite Corporation(7)	High-visibility reflective products	Senior subordinated loan ($3,282 par due 11/2014)	20.00% (Base Rate + 12.25% Cash, 7.50% PIK/Q)	2/26/2008	3,282	3,282	(4)(15)
		Senior subordinated loan ($5,999 par due 11/2014)	20.00% (Base Rate + 12.25% Cash, 7.50% PIK/Q)	2/26/2008	5,999	5,999	(3)(4)(15)
		Common stock (1,821,860 shares)		3/28/2006	27,435	30,523

					36,716	39,804

Sigma International Group, Inc.(8)	Water treatment parts manufacturer	Junior secured loan ($1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	(15)
		Junior secured loan ($917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	917	642	(15)
		Junior secured loan ($2,778 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,778	1,944	(15)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	(3)(15)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,000	1,400	(3)(15)
		Junior secured loan ($6,060 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	6,060	4,242	(3)(15)

					17,588	12,311

STS Operating, Inc.	Hydraulic systems equipment and supplies	Senior subordinated loan ($30,386 par due 1/2013)	11.00%	4/1/2010	29,461	30,386	(2)

Bundy Refrigeration International Holding B.V. (aka Tyde Group Worldwide)(8)	Refrigeration and cooling systems parts	Senior secured loan ($9,010 par due 4/2012)	13.13% (Base Rate + 9.88%/Q)	12/15/2010	9,010	9,010
		Senior secured loan ($15,592 par due 4/2012)	15.38% (Base Rate + 12.13%/Q)	12/15/2010	15,592	15,592

					24,602	24,602

Universal Trailer Corporation(6)	Livestock and specialty trailers	Common stock (74,920 shares)		10/8/2004	7,930	—

					140,026	136,973		4.49%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Telecommunications
American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior secured loan ($5,530 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	5,861	5,530	(15)
		Senior secured loan ($17,775 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	16,924	17,775	(2)(15)
		Senior secured loan ($9,283 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	9,283	9,283	(3)(15)
		Senior subordinated loan ($30,594 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	30,594	30,594	(4)
		Senior subordinated loan ($32,768 par due 11/2014)	12.00% Cash, 4.00% PIK	2/8/2008	32,768	32,768	(2)(4)
		Senior subordinated loan ($10,321 par due 11/2014)	12.00% Cash, 4.00% PIK	11/7/2007	10,321	10,321	(4)
		Warrants to purchase up to 200 shares		11/7/2007	—	3,915
		Warrants to purchase up to 208 shares		9/1/2010	—	—

					105,751	110,186

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					105,751	110,186		3.61%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($1,200 par due 10/1/2013)	12.00% (Base Rate + 8.00%/Q)	10/5/2007	1,200	1,200	(15)
		Senior secured loan ($14,162 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,162	14,162	(15)
		Senior secured loan ($14,900 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,900	14,900	(3)(15)
		Senior units (50,000 units)		10/5/2007	5,000	5,036

					35,262	35,298

Border Foods, Inc.(7)	Green chile and jalapeno products manufacturer	Senior secured loan ($28,526 par due 3/2012)	13.50%	4/1/2010	28,526	28,526
		Preferred stock (100,000 shares)		4/1/2010	21,346	22,801
		Common stock (148,838 shares)		4/1/2010	13,472	4,809
		Common stock (87,707 shares)		4/1/2010	—	2,834
		Common stock (23,922 shares)		4/1/2010	—	773

					63,344	59,743

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($6,673 par due 2/2013)	13.00% PIK	2/6/2008	6,673	6,673	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,650

					9,173	8,323

Distant Lands Trading Co.	Coffee manufacturer	Common stock (1,294 shares)		4/1/2010	980	1,048
		Common stock (2,157 shares)		4/1/2010	—	—

					980	1,048

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Ideal Snacks Corporation	Snacks manufacturer	Senior secured revolving loan ($1,084 par due 6/2011)	8.50% (Base Rate + 4.00%/M)	4/1/2010	1,084	922	(15)

					109,843	105,334		3.45%

Services-Other
The Dwyer Group	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($27,100 par due 12/2016)	14.50%	12/22/2010	27,100	27,100
		Series A preferred units (15,000,000 units)	8.00% PIK	12/22/2010	15,000	15,000

					42,100	42,100

Growing Family, Inc. and GFH Holdings, LLC(6)	Photography services	Senior secured revolving loan ($182 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	178	80	(4)(15)
		Senior secured revolving loan ($2,252 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	2,207	991	(4)(15)
		Senior secured loan ($524 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	514	230	(4)(15)
		Senior secured loan ($6,498 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	6,378	2,859	(4)(15)
		Preferred stock (8,750 shares)		3/16/2007	—	—
		Common stock (552,430 shares)		3/16/2007	872	—
		Warrants to purchase up to 11,313,678 Class B units		3/16/2007	—	—

					10,149	4,160

Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan ($4,888 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,718	4,888	(3)
		Senior subordinated loan ($13,563 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	13,563	13,563	(4)
		Senior subordinated loan ($26,462 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	26,462	26,462	(2)(4)

					44,743	44,913

					96,992	91,173		2.98%

Automotive Services
Driven Brands, Inc.(6)	Automotive aftermarket car care franchisor	Senior secured loan ($3,200 par due 10/2014)	6.50% (Libor + 5.00%/M)	5/12/2010	3,116	3,200	(3)(15)
		Senior secured loan ($520 par due 10/2014)	6.50% (Libor + 5.00%/M)	4/1/2010	506	520(3	)(15)
		Senior secured loan ($213 par due 10/2014)	7.00% (Base Rate + 3.75%/M)	4/1/2010	207	213	(3)
		Common stock (3,772,098 shares)		4/1/2010	4,939	6,308

					8,768	10,241

Penn Detroit Diesel Allison, LLC(7)	Diesel engine manufacturer	Member interest (70,249 shares)		4/1/2010	20,069	22,057

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Stag-Parkway, Inc.(7)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(15)
		Preferred stock (4,200 shares)	16.50%	9/30/2010	2,328	4,200
		Common stock (10,200 shares)		9/30/2010	—	13,987

					36,828	52,687

					65,665	84,985		2.79%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($23,247 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	23,247	23,247	(4)
		Member interest (10.00% interest)		4/1/2010	594	578
		Option (25,000 units)		4/1/2010	25	25

					23,866	23,850

Allied Capital REIT, Inc.(7)	Real estate investment trust	Real estate equity interests		4/1/2010	50	35
		Real estate equity interests		4/1/2010	115	699

					165	734

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,927	1,875	(14)

Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($12,870 par due 6/2011)		4/1/2010	11,293	4,812	(14)
		Real estate equity interest		4/1/2010	—	—

					11,293	4,812

Cleveland East Equity, LLC	Hotel operator	Real estate equity interest (2,522,748 shares)		4/1/2010	1,026	2,051

Commons R-3, LLC	Real estate developer	Real estate equity interest		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($433 par due 6/2010)		4/1/2010	433	444	(14)
		Senior subordinated loan ($4,124 par due 1/2012)		4/1/2010	1,475	—	(14)
		Senior subordinated loan ($4,348 par due 6/2017)		4/1/2010	1,482	1,288	(14)
		Senior subordinated loan ($2,722 par due 6/2017)		4/1/2010	928	1,963	(14)
		Senior subordinated loan ($5,974 par due 9/2012)		4/1/2010	2,051	—	(14)
		Senior subordinated loan ($263 par due 3/2013)		4/1/2010	263	—	(14)
		Senior subordinated loan ($2,112 par due 9/2011)		4/1/2010	—	—	(14)
		Senior subordinated loan ($3,078 par due 1/2012)		4/1/2010	—	—	(14)
		Senior subordinated loan ($2,926 par due 6/2017)		4/1/2010	—	—	(14)
		Senior subordinated loan ($2,050 par due 6/2017)		4/1/2010	—	—	(14)
		Senior subordinated loan ($4,826 par due 9/2012)		4/1/2010	—	—	(14)
		Preferred equity interest		4/1/2010	—	—
		Preferred equity interest		4/1/2010	—	43
		Common equity interest		4/1/2010	35	—
		Member interests		4/1/2010	—	—

					6,667	3,738

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DI Safford, LLC	Hotel operator	Commercial mortgage loan ($5,311 par due 5/2032)		4/1/2010	2,757	2,750	(14)

Holiday Inn West Chester	Hotel property	Real estate owned		4/1/2010	3,513	3,330

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($27,393 par due 2/2011)		4/1/2010	4,875	4,629	(14)
		Common stock (93,500 shares)		4/1/2010	—	—

					4,875	4,629

MGP Park Place Equity, LLC	Office building operator	Commercial mortgage loan ($6,170 par due 5/2011)		4/1/2010	320	163	(14)

NPH, Inc.	Hotel property	Real estate equity interest		4/1/2010	5,291	6,907

Van Ness Hotel, Inc.	Hotel operator	Commercial mortgage loan ($3,750 par due 8/2013)		4/1/2010	1,027	—	(14)
		Commercial mortgage loan ($13,702 par due 12/2011)	5.50%	4/1/2010	13,702	11,291
		Real estate equity interests		4/1/2010	—	—

					14,729	11,291

					76,429	66,130		2.17%

Transportation
PODS Funding Corp.	Storage and warehousing	Senior subordinated loan ($25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125
		Senior subordinated loan ($7,582 par due 12/2015)	16.64% PIK	12/23/2009	6,290	7,430	(4)

					31,415	32,555

United Road Towing, Inc.	Towing company	Junior secured loan ($18,840 par due 1/2014)	14.75% (Libor + 11.25% Cash, 1.00% PIK/Q)	4/1/2010	18,606	18,840	(4)(15)
		Warrants to purchase up to 607 shares		4/1/2010	—	4

					18,606	18,844

					50,021	51,399		1.68%

Computers and Electronics
Network Hardware Resale, Inc.	Networking equipment resale provider	Senior subordinated loan ($12,343 par due 12/2011)	12.00% (Base Rate + 6.00%/A)	4/1/2010	12,343	12,343	(2)(15)
		Convertible junior subordinated loan ($17,518 par due 12/2015)	9.75% PIK	4/1/2010	17,680	21,039	(4)

					30,023	33,382

TZ Merger Sub, Inc.	Healthcare enterprise software developer	Senior secured loan ($4,678 par due 8/2015)	6.75% (Base Rate + 3.50%/Q)	6/15/2009	4,597	4,678	(3)

					34,620	38,060		1.25%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Senior subordinated loan ($41,325 par due 2/2014)	6.80% (Libor + 6.50%/Q)	4/1/2010	30,708	30,994

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Carlisle Wide Plank Floors, Inc.	Hardwood floor manufacturer	Senior secured loan ($1,545 par due 6/2011)		4/1/2010	1,449	773	(4)(14)
		Common stock (345,056 shares)		4/1/2010	—	—

					1,449	773

					32,157	31,767		1.04%

Chemicals, Plastics and Rubber
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($375 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	375	375	(15)
		Senior secured loan ($5,801 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	5,801	5,801	(15)
		Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	536	536	(3)(15)
		Senior secured loan ($8,296 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	8,296	8,296	(3)(15)
		Senior secured loan ($3,806 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/22/2006	3,806	3,806	(15)
		Senior secured loan ($1,579 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/22/2006	1,579	1,579	(3)(15)
		Senior secured loan ($3,558 par due 5/2011)	13.00% Cash, 3.00% PIK	5/22/2006	3,558	3,558	(4)
		Senior secured loan ($5,089 par due 5/2011)	13.00% Cash, 3.00% PIK	5/22/2006	5,089	5,089	(2)(4)

					29,040	29,040		0.95%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 43,356 shares of common stock		4/1/2010	54	—
		Warrants to purchase up to 26,622 shares of common stock		4/1/2010	33	—
		Warrants to purchase up to 80,063 shares of preferred stock		4/1/2010	1,738	207
		Warrants to purchase up to 130,390 shares of preferred stock		4/1/2010	1,067	337

					2,892	544

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC	Petroleum products	Senior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000
		Junior secured loan ($2,108 par due 12/2012)	9.66% (Libor + 9.38%/Q)	12/21/2007	2,108	2,108
		Junior secured loan ($839 par due 12/2012)	9.66% (Libor + 9.38%/Q)	12/21/2007	839	839	(3)
		Junior secured loan ($2,119 par due 12/2012)	14.50%	12/21/2007	2,119	2,119
		Junior secured loan ($844 par due 12/2012)	14.50%	12/21/2007	844	844	(3)
		Junior secured loan ($10,809 par due 12/2012)	9.66% (Libor + 9.38%/Q)	12/21/2007	10,809	10,809	(3)
		Junior secured loan ($2,963 par due 12/2012)	14.50%	12/21/2007	2,963	2,963	(2)
		Junior secured loan ($988 par due 12/2012)	14.50%	12/21/2007	988	988	(3)
		Common units (50,000 units)		4/25/2008	500	97
		Common units (207,843 units)		4/25/2008	—	403

					26,170	26,170

					29,062	26,714		0.89%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($4,755 par due 12/2012)		12/21/2005	4,755	1,517	(14)
		Junior secured loan ($2,086 par due 12/2012)		12/21/2005	2,086	666	(3)(14)
		Junior secured loan ($4,755 par due 12/2012)		12/21/2005	4,755	1,517	(14)
		Junior secured loan ($2,086 par due 12/2012)		12/21/2005	2,086	666	(3)(14)

					13,682	4,366

Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—
		Class C stock (5,556 shares)		11/3/2004	—	162

					—	162

Universal Environmental Services, LLC	Hydrocarbon recycling and related waste management services and products	Preferred member interest (15.00% interest)		4/1/2010	—	—
		Preferred member interest (850,242 shares)		4/1/2010	—	—
		Preferred member interest (7,099 shares)		4/1/2010	—	—
		Preferred member interest (763,889 shares)		4/1/2010	—	—

					—	—

Waste Pro USA, Inc	Waste management services	Preferred Class A Common Equity (611,615 shares)		11/9/2006	12,263	16,861

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($12,669 par due 2/2015)		2/5/2007	12,581	760	(14)
		Common stock (13,889 shares)		2/2/2007	1,389	—

					13,970	760

					39,915	22,149		0.73%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Containers and Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($1,033 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	9/30/2005	1,033	1,033
		Senior secured loan ($20 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	20	20	(2)
		Senior secured loan ($101 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	101	101	(2)
		Senior secured loan ($308 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	308	308	(3)
		Senior secured loan ($1,539 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	1,539	1,539	(3)
		Senior secured loan ($107 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	107	107	(2)
		Senior secured loan ($1,642 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	1,642	1,642	(3)
		Senior secured loan ($27 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	27	27	(2)
		Senior secured loan ($410 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	410	410	(3)
		Common units (1,800,000 units)		9/29/2005	1,800	15,203

					6,987	20,390

					6,987	20,390		0.67%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($7,250 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	7,250	6,453	(2)(13)
		Senior secured loan ($11,500 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	11,500	10,235	(3)(13)

					18,750	16,688

					18,750	16,688		0.55%

Printing, Publishing and Media
EarthColor, Inc.(7)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	—

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2012)	9.00% (Libor + 6.00%/Q)	3/2/2006	1,141	965	(15)
		Senior secured revolving loan ($1,250 par due 10/2012)	9.00% (Base Rate + 5.00%/Q)	3/2/2006	1,250	1,057	(15)
		Senior secured loan ($7,685 par due 10/2012)	14.00% (Libor + 6.00% Cash, 5.00% PIK/Q)	3/2/2006	7,359	7,091	(3)(4)(15)
		Senior secured loan ($187 par due 10/2012)	14.00% (Base Rate + 5.00% Cash, 5.00% PIK/Q)	3/2/2006	179	173	(3)(4)(15)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—

					11,929	9,286

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (29,969 shares)		9/29/2006	2,997	3,851
		Common stock (15,393 shares)		9/29/2006	3	4

					3,000	3,855

					21,529	13,141		0.43%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($6,274 par due 10/2013)	4.02% (Libor + 3.75%/M)	11/18/2007	6,243	6,274	(3)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00%	1/17/2008	87	87
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,968

					2,378	2,055

					8,621	8,329		0.27%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,500

					2,500	2,500		0.08%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2013)		10/8/2004	8,991	179	(14)
		Common stock (2,743 shares)		10/8/2004	753	—
		Warrants to purchase up to 4,464 shares of common stock		10/8/2004	653	—

					10,397	179

					10,397	179		0.01%

					$4,291,955	$4,317,990		141.55%

(1)
Other than our investments listed in footnote 7 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments, which as of December 31, 2010 represented 142% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

The investments not otherwise pledged as collateral in respect of the Debt Securitization (as defined below) or the Revolving Funding Facility (as defined below) by the respective obligors thereunder are pledged as collateral by the Company and certain of its other subsidiaries for the Revolving Credit Facility (as defined below) (except for a limited number of exceptions as provided in the credit agreement governing the Revolving Credit Facility).

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the Debt Securitization.

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the year ended December 31, 2010 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$23,171	$—	$—	$2,465	$—	$—	$—	$—	$(16)
Air Medical Group	$30,065	$11,955	$18,205	$106	$—	$—	$13	$14,909	$—
Apple & Eve, LLC and US Juice Partners, LLC	$3,500	$5,022	$2,816	$3,753	$—	$—	$47	$—	$36
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	$13,943	$2,043	$—	$—	$—	$—	$—	$—	$3,804
Carador PLC	$—	$—	$—	$—	$—	$616	$—	$—	$2,844
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$43,462	$—	$4,829	$—	$—	$1	$—	$(197)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$297	$—	$—	$—	$—	$3,070
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$78,350	$219	$—	$10,767	$—	$—	$—	$6	$826
Driven Brands, Inc.	$103,157	$41	$96,643	$3,032	$—	$—	$—	$843	$1,473
DSI Renal, Inc.	$1,505	$5,346	$7,991	$13,449	$—	$—	$57	$3,863	$24,699
The Dwyer Group	$42,100	$—	$—	$97	$813	$—	$—	$—	$—
Firstlight Financial Corporation	$—	$—	$—	$545	$—	$—	$312	$—	$(1,295)
Growing Family, Inc. and GFH Holdings, LLC	$—	$—	$—	$1,097	$—	$—	$—	$(7,659)	$1,668
Imperial Capital Group, LLC	$—	$—	$151	$—	$—	$1,509	$—	$—	$464
Industrial Container Services, LLC	$1,446	$10,692	$—	$391	$—	$—	$148	$—	$7,049
Insight Pharmaceuticals Corporation	$66,790	$—	$—	$6,325	$—	$—	$375	$—	$1,362
Investor Group Services, LLC	$100	$100	$—	$203	$—	$—	$20	$—	$64
Multi-Ad Services, Inc.	$2,666	$1,886	$—	$149	$—	$—	$17	$—	$578
Pillar Processing LLC and PHL Holding Co.	$—	$4,597	$—	$2,564	$—	$—	$36	$—	$(2,116)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(409)
Regency Healthcare Group, LLC	$2,007	$—	$—	$—	$—	$—	$—	$—	$(335)
Service Champ, Inc.	$28,463	$26,585	$28,463	$969	$—	$—	$75	$—	$—
Soteria Imaging Services, LLC	$4,080	$—	$142	$348	$—	$—	$—	$—	$(636)
VSS-Tranzact Holdings, LLC	$204	$—	$—	$—	$—	$—	$—	$—	$(1,579)
Universal Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Wastequip, Inc.	$—	$—	$449	$—	$—	$—	$281	$3	$(759)
(7)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2010 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$264	$—	$—	$—	$—	$124	$—	$—	$(47)
Allied Capital REIT, Inc.	$765	$600	$—	$—	$—	$40	$—	$—	$569
AllBridge Financial, LLC	$11,370	$—	$—	$—	$—	$—	$29	$—	$1,717
Avborne, Inc.	$39	$—	$39	$—	$—	$—	$—	$41	$—
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
BenefitMall Holdings, Inc.	$93,837	$—	$—	$5,525	$—	$—	$375	$—	$(3,060)
Border Foods, Inc.	$68,944	$5,600	$—	$3,107	$—	$—	$25	$—	$(3,601)
Callidus Capital Corporation	$20,120	$16,000	$4,120	$—	$—	$—	$—	$2,580	$(2,354)
Ciena Capital LLC	$98,012	$—	$—	$429	$—	$—	$—	$—	$(6,058)
Citipostal, Inc.	$63,961	$1,020	$—	$7,308	$—	$—	$282	$—	$(504)
Coverall North America, Inc.	$40,189	$—	$—	$3,541	$—	$—	$225	$—	$(7,624)
Crescent Hotels & Resorts, LLC and affiliates	$6,653	$—	$—	$532	$—	$—	$—	$216	$(2,894)
Direct Capital Corporation	$10,109	$—	$—	$—	$—	$—	$—	$(31)	$—
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Financial Pacific Company	$32,800	$—	$32,899	$3,191	$—	$—	$500	$1,592	$1,543
HCI Equity, LLC	$808	$—	$—	$—	$—	$—	$—	$—	$186
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$814
Hot Light Brands, Inc.	$6,746	$1,896	$—	$2	$—	$—	$—	$266	$(246)
Hot Stuff Foods, LLC	$69,167	$10,230	$—	$3,201	$—	$—	$71	$—	$11,203
Huddle House Inc.	$19,607	$—	$—	$2,265	$—	$—	$564	$—	$(3,830)
Industrial Air Tool, LP and affiliates	$13,419	$—	$—	$—	$—	$—	$130	$—	$1,432
Ivy Hill Asset Management, L.P.	$71,116	$4,834	$—	$—	$—	$7,320	$—	$—	$21,633
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$330	$6,859	$—	$—	$—	$—	$884
Knightsbridge CLO 2007-1 Ltd.	$14,852	$—	$—	$1,823	$—	$—	$—	$—	$(307)
Knightsbridge CLO 2008-1 Ltd.	$36,996	$—	$—	$2,189	$—	$—	$—	$—	$(3,108)
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(330)
Making Memories Wholesale, Inc.	$1,250	$1,007	$—	$1,062	$—	$—	$188	$73	$(3,883)

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
MVL Group, Inc.	$60,707	$4,837	$—	$6,686	$—	$—	$—	$80	$1,086
Penn Detroit Diesel Allison LLC	$20,069	$—	$—	$—	$—	$—	$375	$—	$1,987
Reflexite Corporation	$—	$—	$8,450	$3,568	$—	$—	$141	$950	$5,928
Senior Secured Loan Fund LLC*	$391,571	$15,410	$—	$50,013	$29,946	$—	$6,096	$796	$24,235
Stag-Parkway, Inc.	$36,810	$—	$—	$2,131	$—	$18	$229	$—	$15,513
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$—	$—	$421	$—	$401	$—	$—	$797

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), we co-invest through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by GE and the Company; therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10)
Public company with outstanding equity with a market value in excess of $250 million and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)
Variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5.00% on $40 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2010.

(15)
Loan includes interest rate floor feature.

(16)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets	Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
				Accumulated (Overdistributed) Undistributed Net Investment Income
	Common Stock
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2008	97,153	$97	$1,395,958	$(7,637)	$(124)	$(293,415)	$1,094,879
Issuance of common stock from August add-on offering (net of offering and underwriting costs)	12,440	13	109,073	—	—	—	109,086
Shares issued in connection with dividend reinvestment plan	352	—	4,025	—	—	—	4,025
Net increase in stockholders' equity resulting from operations	—	—	—	133,406	(19,420)	88,707	202,693
Dividend declared ($1.47 per share)	—	—	—	(128,210)	(24,585)	—	(152,795)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(18,598)	5,584	13,014	—	—

Balance at December 31, 2009	109,945	$110	$1,490,458	$3,143	$(31,115)	$(204,708)	$1,257,888

Issuance of common stock in add-on offerings (net of offering and underwriting costs)	34,458	34	457,815	—	—	—	457,849
Shares issued in connection with dividend reinvestment plan	1,523	2	22,529	—	—	—	22,531
Issuance of common stock in the acquisition of Allied Capital Corporation	58,493	58	872,669	—	—	—	872,727
Gain on the acquisition of Allied Capital Corporation	—	—	—	—	195,876	—	195,876
Net increase in stockholders' equity resulting from operations (excluding gain on the acquisition of Allied Capital Corporation)	—	—	—	215,816	49,399	230,743	495,958
Dividend declared ($1.40 per share)	—	—	—	(252,296)	—	—	(252,296)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	361,855	22,001	(383,856)	—	—

Balance at December 31, 2010	204,419	$204	$3,205,326	$(11,336)	$(169,696)	$26,035	$3,050,533

Issuance of common stock in add-on offerings (net of offering and underwriting costs)	—	—	—	—	—	—	—
Shares issued in connection with dividend reinvestment plan	711	1	11,552	—	—	—	11,553
Issuance of the Convertible Notes (See Note 5)	—	—	54,716	—	—	—	54,716
Net increase in stockholders' equity resulting from operations	—	—	—	282,403	77,242	(40,192)	319,453
Dividend declared ($1.41 per share)	—	—	—	(288,990)	—	—	(288,990)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	118,760	7,474	(126,234)	—	—

Balance at December 31, 2011	205,130	$205	$3,390,354	$(10,449)	$(218,688)	$(14,157)	$3.147,265

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2011	2010	2009
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$319,453	$691,834	$202,693
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Gain on the acquisition of Allied Capital Corporation	—	(195,876)	—
Realized loss (gain) from extinguishment of debt	19,318	1,961	(26,543)
Realized gain on sale of intangible asset	—	(5,882)	—
Net realized (gains) losses from investment and foreign currency transactions	(96,560)	(45,478)	45,963
Net unrealized (gains) losses from investment and foreign currency transactions	40,192	(230,743)	(88,707)
Net accretion of discount on securities	(15,894)	(12,594)	(2,554)
Increase in accrued payment-in-kind interest and dividends	(28,043)	(45,002)	(40,761)
Collections of payment-in-kind interest and dividends	55,814	32,668	6,371
Amortization of debt issuance costs	13,145	8,824	4,198
Accretion of discount on the Allied Unsecured Notes	2,624	8,201	—
Accretion of discount on Convertible Notes	8,433	—	—
Depreciation	876	923	672
Proceeds from sales and repayments of investments	2,516,090	1,562,356	455,437
Purchases of investments	(3,263,626)	(1,559,819)	(575,046)
Acquisition of Allied Capital Corporation, net of cash acquired	—	(774,190)	—
Changes in operating assets and liabilities:
Interest receivable	(28,557)	(4,076)	(8,165)
Other assets	2,440	12,547	(709)
Management and incentive fees payable	40,099	(14,098)	33,506
Accounts payable and accrued expenses	12,662	(93,484)	7,126
Interest and facility fees payable	4,620	5,437	(1,224)

Net cash provided by (used in) operating activities	(396,914)	(656,491)	12,257

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	1,330,577	109,086
Borrowings on debt	2,458,067	1,737,264	477,403
Repayments and repurchases of debt	(1,738,632)	(2,154,884)	(392,136)
Debt issuance costs	(25,341)	(25,176)	(7,192)
Dividends paid in cash	(277,150)	(229,765)	(189,574)

Net cash provided by (used in) financing activities	416,944	658,016	(2,413)

CHANGE IN CASH AND CASH EQUIVALENTS	20,030	1,525	9,844
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	100,752	99,227	89,383

CASH AND CASH EQUIVALENTS, END OF PERIOD	$120,782	$100,752	$99,227

Supplemental Information:
Interest paid during the period	$87,421	$53,117	$19,963
Taxes paid during the period	$9,112	$1,323	$818
Dividends declared during the period	$288,852	$252,296	$152,795

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2011
(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering. On the same date, we commenced substantial investment operations.

        On April 1, 2010, we consummated our acquisition of Allied Capital Corporation ("Allied Capital"), in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock (the "Allied Acquisition"). The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and then-existing Allied Capital stockholders owning approximately 31% of the combined company (see Note 17).

        The Company has elected to be treated as a regulated investment company, or a "RIC", under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio.

        We are externally managed by Ares Capital Management LLC ("Ares Capital Management" or our "investment adviser"), a wholly owned subsidiary of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or our "administrator"), a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

        As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

        Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned.

        Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 820-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements), which expands the application of fair value accounting for investments (see Note 8). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R), Business Combinations), which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same at April 1, 2010 (see Note 17).

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Accounting for Derivative Instruments

        The Company does not utilize hedge accounting and marks its derivatives to market through unrealized gains (losses) in the accompanying statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

  U.S. Federal Income Taxes

        The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use newly issued shares to implement the dividend reinvestment plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the dividend reinvestment plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  New Accounting Pronouncements

        In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 was issued concurrently with International Financial Reporting Standards No.13 ("IFRS 13"), Fair Value Measurements, to provide largely identical guidance about fair value measurement and disclosure requirements as is currently required under ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820). The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or GAAP. For GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. ASU 2011-04 eliminates the concepts of in-use and in-exchange when measuring fair value of all financial instruments. For Level 3 fair value measurements, the ASU requires that our disclosure include quantitative information about significant unobservable inputs, a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs, and a description of our valuation process. Public companies are required to apply ASU 2011-04 prospectively for interim and annual periods beginning after December 15, 2011. The Company is currently evaluating the impact of the adoption of ASU 2011-04 on its financial statements and disclosures.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from us consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        We pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement (the "Capital Gains Amendment") that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        We defer cash payment of any incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        The Capital Gains Fee due to our investment adviser as calculated under the investment advisory and management agreement (as described above) for the year ended December 31, 2011 was $0. However, in accordance with GAAP, for the year ended December 31, 2011, the Company recorded a capital gains incentive fee of $33,348, including $26,012 recognized in the second quarter of 2011 as a result of the application of the Capital Gains Amendment described above with respect to the assets purchased in the Allied Acquisition, bringing the total GAAP accrual related to the capital gains incentive fee to $48,957 as of December 31, 2011. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future. Also for the year ended December 31, 2010, in accordance with GAAP, the Company recorded a capital gains incentive fee of $15,609. There was no similar GAAP expense for the year ended December 31, 2009.

        For the year ended December 31, 2011, base management fees were $71,603, incentive management fees related to pre-incentive fee net investment income were $79,029 and incentive management fees related to capital gains were $33,348. As of December 31, 2011, $92,496 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which

$43,539 is currently payable to the Company's investment adviser under the investment advisory and management agreement.

        For the year ended December 31, 2010, base management fees were $51,998, incentive management fees related to pre-incentive fee net investment income were $61,286 and incentive management fees related to capital gains were $15,609.

        For the year ended December 31, 2009, base management fees were $30,409, incentive management fees related to pre-incentive fee net investment income were $33,332 and there were no incentive management fees related to capital gains.

  Administration Agreement

        We are party to a separate administration agreement, referred to herein as the "administration agreement", with our administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under our administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the years ended December 31, 2011, 2010 and 2009, we incurred $9,317, $8,721 and $4,009, respectively, in administrative fees. As of December 31, 2011, $2,416 was unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of December 31, 2011 and 2010, investments consisted of the following:

	As of December 31,
	2011		2010
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
Senior term debt	$2,691,018	$2,671,114	$1,722,130	$1,695,532
Subordinated Certificates of the SSLP(2)	1,034,254	1,059,178	537,439	561,674
Senior subordinated debt	592,618	515,014	1,055,440	1,014,514
Collateralized loan obligations	55,515	54,000	219,324	261,156
Preferred equity securities	251,192	251,064	137,424	143,546
Other equity securities	463,861	527,002	579,177	607,656
Commercial real estate	20,205	17,134	41,021	33,912

Total	$5,108,663	$5,094,506	$4,291,955	$4,317,990

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt investments using the effective interest method.

(2)
The proceeds from these certificates were applied to co-investments with GE Global Sponsor Finance LLC and General Electric Capital Corporation to fund first lien senior secured loans to 32 and 20 different borrowers as of December 31, 2011 and December 31, 2010, respectively.

        The industrial and geographic compositions of our portfolio at fair value at December 31, 2011 and December 31, 2010 were as follows:

	As of December 31,
	2011	2010
Industry
Investment Funds and Vehicles(1)	23.6%	21.4%
Healthcare Services	13.4	17.6
Education	11.2	5.2
Restaurant and Food Services	6.8	7.8
Business Services	6.6	9.3
Financial Services	6.4	8.0
Consumer Products	5.4	6.2
Containers and Packaging	4.5	0.5
Aerospace and Defense	3.6	0.2
Manufacturing	2.8	3.2
Other Services	2.5	2.1
Telecommunications	2.0	2.6
Grocery	1.9	0.0
Retail	1.8	5.5
Energy	1.3	0.0
Other	6.2	10.4

Total	100.0%	100.0%

(1)
Includes our investment in the SSLP (as defined below), which had issued loans to 32 and 20 different issuers as of December 31, 2011 and 2010, respectively. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio.

	As of December 31,
	2011	2010
Geographic Region
West	48.4%	34.5%
Southeast	21.2	16.5
Midwest	14.5	20.2
Mid-Atlantic	12.8	24.4
Northeast	1.7	1.4
International	1.4	3.0

Total	100.0%	100.0%

        As of December 31, 2011, 3.3% of total investments at amortized cost (or 0.9% of total investments at fair value), were on non-accrual status, including 1.8% of total investments at amortized cost (or 0.6% of total investments at fair value) of investments acquired as part of the Allied Acquisition. As of December 31, 2010, 3.8% of total investments at amortized cost (or 1.3% of total investments at fair value), were on non-accrual status, including 1.5% of total investments at amortized cost (or 1.0% of total investments at fair value) of investments acquired as part of the Allied Acquisition.

  SSLP

        In October 2009, the Company completed its acquisition from Allied Capital of subordinated certificates (the "SSLP Certificates") issued by the Senior Secured Loan Fund LLC, which operates using the name "Senior Secured Loan Program" (the "SSLP"), an unconsolidated vehicle. The SSLP was formed in December 2007 to co-invest in "stretch senior" and "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by both the Company and an affiliate of GE.

        As of December 31, 2011 and December 31, 2010, the SSLP had available capital of approximately $7.7 billion and $5.1 billion, respectively, approximately $5.0 billion and $2.5 billion in aggregate principal amount of which was funded at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company had agreed to make available to the SSLP $1,487,500, of which $442,523 was unfunded. At December 31, 2010, the Company had agreed to make available to the SSLP $958,794, of which $410,633 was unfunded. It is within the Company's discretion to make these additional amounts available to the SSLP.

        As of December 31, 2011 and December 31, 2010, the SSLP had total assets of $5.0 billion and $2.6 billion, respectively. GE's investment in the SSLP consisted of senior notes of $3.8 billion and $1.9 billion and subordinated certificates of $149 million and $78 million at December 31, 2011 and 2010, respectively. The subordinated certificates are junior to the senior notes invested by GE and the Company owned 87.5% and 88.6% of the outstanding subordinated certificates as of December 31, 2011 and 2010, respectively. The SSLP's portfolio consisted of senior and unitranche loans to 32 and 20 different issuers as of December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and none of these loans were on non-accrual status. At December 31, 2011 and 2010, the largest loan to a single issuer in the SSLP's portfolio in aggregate principal amount was $300.0 million and $270.0 million, respectively, and loans to the top five issuers totaled $1.4 billion and $1.1 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company was $1,034,254 and $1,059,178, respectively, at December 31, 2011, and $537,439 and $561,674, respectively, at December 31, 2010. The SSLP Certificates pay a weighted average coupon of approximately LIBOR plus 8.0% and also entitle the Company to receive a portion of the excess cash flow from the loan portfolio, which may result in a return greater than the contractual coupon. The Company's yield on its investment in the SSLP at fair value was 15.7% and 15.8% at December 31, 2011 and 2010, respectively. For the years ended December 31, 2011 and December 31, 2010, the Company earned interest income of $118,420 and $50,013, respectively, in respect of its SSLP investment. The Company is also entitled to certain other sourcing and management fees in connection with the SSLP.

5.     BORROWINGS

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2011 our asset coverage for borrowed amounts was 252%.

        The Company's outstanding debt as of December 31, 2011 and 2010 was as follows:

	As of December 31,
	2011					2010
(in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value
Revolving Funding Facility	$500,000		$463,000	$463,000		$400,000		$242,050	$242,050
Revolving Credit Facility	810,000	(2)	395,000	395,000		810,000	(2)	146,000	146,000
Debt Securitization	77,531		77,531	77,531		183,190		155,297	155,297
2011 Notes	—		—	—		300,584		300,584	296,258	(3)
2012 Notes	—		—	—		161,210		161,210	158,108	(3)
February 2016 Convertible Notes	575,000		575,000	541,152	(4)	—		—	—
June 2016 Convertible Notes	230,000		230,000	215,931	(4)	—		—	—
2040 Notes	200,000		200,000	200,000		200,000		200,000	200,000
2047 Notes	230,000		230,000	180,988	(3)	230,000		230,000	180,796	(3)

Total	$2,622,531		$2,170,531	$2,073,602		$2,284,984		$1,435,141	$1,378,509

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount available or outstanding, as applicable, under such instrument.

(2)
Includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $1,050,000.

(3)
Represents the aggregate principal amount outstanding of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition. The total unaccreted discount on the Allied Unsecured Notes was $49,012 and $56,633 at December 31, 2011 and December 31, 2010, respectively.

(4)
Represents the aggregate principal amount outstanding of the Convertible Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the February 2016 Convertible Notes and the June 2016 Convertible Notes was $33,848 and $14,069, respectively, at December 31, 2011.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all our principal debt outstanding as of December 31, 2011 were 4.8% and 9.3 years, respectively, and as of December 31, 2010 were 5.2% and 11.8 years, respectively.

  Revolving Funding Facility

        In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving facility (as amended, the "Revolving Funding Facility") that, as amended at such time, allowed Ares Capital CP to issue up to $350,000 of variable funding certificates ("VFC"). On May 7, 2009, the Company and Ares Capital CP entered into an amendment that, among other things, converted the Revolving Funding Facility from a revolving facility to an amortizing facility, extended the maturity from July 21, 2009 to May 7, 2012, reduced the availability from $350,000 to $225,000 (with a reduction in the outstanding balance required by each of December 31, 2010 and December 31, 2011) and decreased the advance rates applicable to certain types of eligible loans. In addition, the interest rate charged on the Revolving Funding Facility was increased from the commercial paper rate plus 2.50% to the commercial paper, Eurodollar or adjusted Eurodollar rate, as applicable, plus 3.50% and the commitment fee requirement was removed.

        On July 21, 2009, the Company and Ares Capital CP entered into an agreement to establish an additional revolving facility (the "Revolving Funding II Facility") for an aggregate principal amount not exceeding $200,000 at any one time outstanding. The Revolving Funding II Facility was scheduled to expire on July 21, 2012.

        On January 22, 2010, the Company and Ares Capital CP combined the Revolving Funding II Facility into the Revolving Funding Facility, creating a single $400,000 revolving securitized facility. In connection with the combination, we terminated the Revolving Funding II Facility and entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The January 22, 2010 amendment to the Revolving Funding Facility, among other things, extended the maturity date of the facility to January 22, 2013. On January 18, 2011, we and Ares Capital CP amended the Revolving Funding Facility to, among other things, provide for a three year reinvestment period until January 18, 2014 (with two one-year extension options, subject to our and our lenders' consent, see Note 19 for subsequent events relating to the Revolving Funding Facility) and extend the stated maturity date to January 18, 2016 (with two one-year extension options, subject to our and our lenders' consent, see Note 19 for subsequent events relating to the Revolving Funding Facility). On October 13, 2011, the Revolving Funding Facility was amended to increase the facility size to $500,000.

        As part of the Revolving Funding Facility, we and Ares Capital CP are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of VFC that we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge offs, violation of which could result in the early amortization of the Revolving Funding Facility and limit further advances under the Revolving Funding Facility and in some cases could be an event of default. The Revolving Funding Facility is also subject to a borrowing base that applies different advance rates to assets held by Ares Capital CP. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the Revolving Funding Facility. As of December 31, 2011, the Company and Ares Capital CP were in material compliance with the terms of the Revolving Funding Facility.

        As of December 31, 2011 and 2010, there was $463,000 and $242,050 outstanding under the Revolving Funding Facility, respectively.

        Prior to the January 22, 2010 amendment, the interest rate charged on the Revolving Funding Facility was based on the commercial paper rate plus 3.50%. After January 22, 2010, subject to certain exceptions, the interest rate charged on the Revolving Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit rating (see Note 19 for subsequent events relating to the Revolving Funding Facility). As of December 31, 2011 and for the period from January 22, 2010 through December 31, 2011, the effective LIBOR spread under the Revolving Funding Facility was 2.75%. As of December 31, 2011 and December 31, 2010, the rate in effect was one month LIBOR, which was 0.30% and 0.26%, respectively.

        We are also required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the Revolving Funding Facility. Prior to May 7, 2009, we were required to pay a commitment fee for any unused portion of the Revolving Funding Facility equal to

0.50% per annum for any unused portion of the Revolving Funding Facility. Prior to January 22, 2010, we were also required to pay a commitment fee on any unused portion of the Revolving Funding II Facility of between 0.50% and 2.00% depending on the usage level.

        The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Year Ended December 31,
	2011	2010	2009
Stated interest expense	$7,380	$7,458	$6,751
Facility fees(1)	2,226	1,453	899
Amortization of debt issuance costs	2,225	1,787	2,716

Total interest and credit facility fees expense	$11,831	$10,698	$10,366

Cash paid for interest expense	$6,281	$7,224	$6,501
Average stated interest rate	3.0%	3.0%	3.8%
Average outstanding balance	$243,639	$247,490	$179,443

(1)
Includes facility fees incurred related to the Revolving Funding II Facility.

  Revolving Credit Facility

        In December 2005, we entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), under which, as amended, the lenders agreed to extend credit to the Company. On January 22, 2010, we entered into an agreement to amend and restate the Revolving Credit Facility. The amendment and restatement of the Revolving Credit Facility, among other things, increased the size of the facility from $525,000 to $690,000 (comprised of $615,000 in commitments on a stand-alone basis and an additional $75,000 in commitments contingent upon the closing of the Allied Acquisition), extended the maturity date from December 28, 2010 to January 22, 2013 and modified pricing. The Revolving Credit Facility also includes an "accordion" feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,050,000. During the year ended December 31, 2010, we exercised this "accordion" feature and increased the size of the facility by $120,000 to bring the total facility size to $810,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR-based loans, and monthly payments of interest on other loans. All principal is due upon maturity.

        Under the Revolving Credit Facility, we are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries. As of December 31, 2011, the Company was in material compliance with terms of the Revolving Credit Facility.

        In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio.

        As of December 31, 2011 and 2010, there was $395,000 and $146,000, respectively, outstanding under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $100,000. As of December 31, 2011 and 2010, the Company had $47,249 and $7,281 in standby letters of credit issued through the Revolving Credit Facility, respectively. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued. At December 31, 2011, there was $404,751 available for borrowing (net of standby letters of credit issued) under the Revolving Credit Facility.

        Prior to amending and restating the Revolving Credit Facility on January 22, 2010, subject to certain exceptions, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus 1.00% or on an "alternate base rate" (which was the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%). After January 22, 2010, subject to certain exceptions, the interest rate charged on the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. As of December 31, 2011 and for the period from January 22, 2010 through December 31, 2011, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. As of December 31, 2011, the one, two, three and six month LIBOR was 0.30%, 0.43%, 0.58% and 0.81%, respectively. As of December 31, 2010, the one, two, three and six month LIBOR was 0.26%, 0.28%, 0.30% and 0.46%, respectively.

        In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.50% per annum on any unused portion of the Revolving Credit Facility and a letter of credit fee of 3.25% per annum on letters of credit issued, both of which are payable quarterly. The letter of credit fee is also based on a pricing grid depending on our credit ratings. In connection with the expansion and extension of the Revolving Credit Facility in January 2010, we paid arrangement fees totaling approximately $15,600.

        With certain exceptions, the Revolving Credit Facility is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the Revolving Funding Facility, those held as a part of the Debt Securitization, discussed below, and certain other investments).

        The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Year Ended December 31,
	2011	2010	2009
Stated interest expense(1)	$5,541	$10,370	$8,855
Facility fees	3,864	3,158	396
Amortization of debt issuance costs	6,510	6,635	723

Total interest and credit facility fees expense	$15,915	$20,163	$9,974

Cash paid for interest expense(1)	$5,278	$10,301	$9,758
Average stated interest rate(1)	3.4%	4.3%	2.1%
Average outstanding balance	$163,216	$244,254	$410,947

(1)
The stated interest expense, cash paid for interest expense and average stated interest rate reflect the impact of the interest rate swap agreement entered into by the Company in October 2008 and terminated in December 2010 whereby the Company paid a fixed interest rate of 2.985% and received a floating rate based on the prevailing three-month LIBOR. See Note 6 for more information on the interest rate swap agreement.

  Debt Securitization

        In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), the Company completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 aggregate principal amount of asset-backed notes (the "CLO Notes") to third parties that are secured by a pool of middle-market loans that were purchased or originated by the Company. The Company initially retained approximately $86,000 of aggregate principal amount of certain "BBB" and non-rated securities in the Debt Securitization. The CLO Notes are included in the consolidated balance sheet.

        During the year ended December 31, 2011, we had net repayments of $28,265, $9,587, $20,819 and $19,095 of the Class A-1-A, Class A-1A-VFN, Class A-2A Notes and Class A-2B Notes, respectively. During the year ended December 31, 2010, we repaid $39,996, $26,665 and $51,795 of the Class A-1-A, Class A-1A-VFN and Class A-2A Notes, respectively. During the year ended December 31, 2009, we repurchased, in several open market transactions, $34,790 of CLO Notes consisting of $14,000 of Class B Notes and $20,790 of Class C Notes for a total purchase price of $8,247. As a result of these purchases, we recognized a $26,543 gain on the extinguishment of debt during the year ended December 31, 2009. As of December 31, 2011, we held an aggregate principal amount of $120,790 of CLO Notes (the "Retained Notes") in total. The CLO Notes mature on December 20, 2019, and, as of December 31, 2011, there was $77,531 outstanding under the Debt Securitization (excluding the Retained Notes).

        During the first five years from the closing date, principal collections received on the underlying collateral could be used to purchase new collateral. This reinvestment period expired on June 17, 2011. Because the reinvestment period expired, all principal collections received on the underlying collateral will be used to paydown the CLO Notes outstanding in their order of legal priority.

        All of the notes are secured by the assets of ARCC Commercial Loan Trust 2006, including commercial loans totaling $308,100 as of the closing date, which were sold to the trust by the Company, the originator and servicer of the assets. Additional commercial loans were purchased by the trust from the Company primarily using the proceeds from the Class A-1A VFN Notes as well as proceeds from loan repayments. As of December 31, 2011, the Company was in material compliance with the terms of the Debt Securitization.

        The classes, amounts and interest rates (expressed as a spread to LIBOR) of the CLO Notes as of December 31, 2011 and 2010 are as follows:

	2011		2010
Class	Amount	LIBOR Spread (basis points)	Amount	LIBOR Spread (basis points)
A-1A	$4,896	25	$33,161	25
A-1A VFN	12,520	28	22,107	28
A-1B	14,000	37	14,000	37
A-2A	—	22	20,819	22
A-2B	13,905	35	33,000	35
B	9,000	43	9,000	43
C	23,210	70	23,210	70

Total	$77,531		$155,297

        The interest charged under the Debt Securitization is based on 3-month LIBOR, which as of December 31, 2011 was 0.56% and as of December 31, 2010 was 0.30%. The blended interest rate charged on the CLO Notes, excluding fees, at December 31, 2011 and 2010, was approximately 3-month LIBOR plus 45 and 36 basis points, respectively.

        The Company was also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes through June 17, 2011, which is included in facility fees below.

        The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Debt Securitization are as follows:

	For the Year Ended December 31,
	2011	2010	2009
Stated interest expense	$897	$1,534	$3,568
Facility fees	25	21	—
Amortization of debt issuance costs	356	358	354

Total interest and credit facility fees expense	$1,278	$1,913	$3,922

Cash paid for interest expense	$903	$1,536	$3,704
Average stated interest rate	0.8%	0.7%	1.3%
Average outstanding balance	$128,468	$228,252	$282,856

  Unsecured Notes

  Allied Unsecured Notes

        As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's unsecured notes, which consisted of 6.625% Notes due on July 15, 2011 (the "2011 Notes"), 6.000% Notes due on April 1, 2012 (the "2012 Notes") and 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Allied Unsecured Notes"). On March 16, 2011 we redeemed the remaining balance of the 2011 Notes for a total redemption price (including a redemption premium) of $306,800, in accordance with the terms of the indenture governing the 2011 Notes, which resulted in a loss on the extinguishment of debt of $8,860. On April 27, 2011, we redeemed the remaining balance of the 2012 Notes for a total redemption price (including a redemption premium) of $169,338, in accordance with the terms of the indenture governing the 2012 Notes, which resulted in a loss on the extinguishment of debt of $10,458.

        As of December 31, 2011 and 2010, the Company had the following outstanding Allied Unsecured Notes:

	As of December 31,
	2011		2010
	Outstanding Principal	Carrying Value(1)	Outstanding Principal	Carrying Value(1)
2011 Notes	$—	$—	$300,584	$296,258
2012 Notes	—	—	161,210	158,108
2047 Notes	230,000	180,988	230,000	180,795

Total	$230,000	$180,988	$691,794	$635,161

(1)
Represents the principal amount of the Allied Unsecured Notes less the unaccreted discount initially recorded as a part of the Allied Acquisition

        The 2047 Notes bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after April 15, 2012, at a par redemption price of $25 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as stipulated in the indenture governing the 2047 Notes.

        In accordance with ASC 805-10, the initial carrying value of the Allied Unsecured Notes was equal to the fair value as of April 1, 2010 resulting in an initial unaccreted discount from the principal value of the Allied Unsecured Notes of approximately $65,800. Accretion expense related to this discount which is included in "interest and credit facility fees" in the accompanying statement of operations.

        The Company may purchase the 2047 Notes in the market to the extent permitted by the Investment Company Act. During the year ended December 31, 2010, the Company purchased $19,350 principal amount of the 2011 Notes and $34,400 principal amount of the 2012 Notes. As a result of these transactions, the Company recognized a realized loss of $1,961 during the year ended December 31, 2010.

        The components of interest expense and cash paid for interest expense for the Allied Unsecured Notes are as follows:

	For the Years Ended December 31,
	2011	2010
Stated interest expense	$23,078	$35,314
Accretion of discount	2,624	8,201

Total interest expense	$25,702	$43,515

Cash paid for interest expense	$34,678	$34,056

  2040 Notes

        On October 21, 2010, we issued $200,000 aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after October 15, 2015, at a par redemption price of $25 per security plus accrued and unpaid interest. The 2040 Notes bear interest at a rate of 7.75% per annum, payable quarterly, and all principal is due upon maturity. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were approximately $193,000.

        The components of interest expense and cash paid for interest expense for the 2040 Notes are as follows:

	For the Years Ended December 31,
	2011	2010
Stated interest expense	$15,500	$3,014
Amortization of debt issuance costs	242	44

Total interest expense	$15,742	$3,058

Cash paid for interest expense	$15,242	$—

        The 2047 Notes and the 2040 Notes contain certain covenants, including covenants requiring Ares Capital to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions. As of December 31, 2011, the Company was in material compliance with the terms of the 2047 Notes and the 2040 Notes.

  Convertible Notes

        In January 2011, we issued $575,000 aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, we issued $230,000 aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes" and, together with the February 2016 Convertible Notes, the "Convertible Notes"), unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Notes prior to maturity. The February 2016 Convertible Notes and the June 2016 Convertible Notes bear interest at a rate of 5.75% and 5.125%, respectively, per year, payable semi-annually.

        In certain circumstances, the February 2016 Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.2766 shares of common stock per one thousand dollar principal amount of the February 2016 Convertible Notes, which is equivalent to an initial conversion price of approximately $19.13 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price of the February 2016 Convertible Notes was approximately 17.5% above the $16.28 per share closing price of our common stock on January 19, 2011. In certain circumstances, the June 2016 Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.5348 shares of common stock per one thousand dollar principal amount of the June 2016 Convertible Notes, which is equivalent to an initial conversion price of approximately $19.04 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price of the June 2016 Convertible Notes was approximately 17.5% above the $16.20 per share closing price of our common stock on March 22, 2011. At December 31, 2011, the principal amounts of both the February 2016 Convertible Notes and the June 2016 Convertible Notes exceeded the value of the underlying shares multiplied times the per share closing price of our common stock.

        The Convertible Notes are Ares Capital's senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

        Prior to the close of business on the business day immediately preceding August 15, 2015, holders may convert their February 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the February 2016 Convertible Notes (the "February 2016 Indenture"). On or after August 15, 2015 until the close of business on the scheduled trading day immediately preceding February 1, 2016, holders may convert their February 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the February 2016 Indenture. Prior to the close of business on the business day immediately preceding December 15, 2015, holders may convert their June 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the June 2016 Convertible Notes (the "June 2016 Indenture"). On or after December 15, 2015 until the close of business on the scheduled trading day immediately preceding June 1, 2016, holders may convert their June 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the June 2016 Indenture.

        In addition, if we engage in certain corporate events as described in both the February 2016 Indenture and the June 2016 Indenture (collectively, the "Convertible Notes Indentures"), holders of the Convertible Notes may require us to repurchase for cash all or part of the Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        The Convertible Notes Indentures contain certain covenants, including covenants requiring us to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Notes Indentures. As December 31, 2011, the Company was in material compliance with the terms of the Convertible Notes Indentures.

        The Convertible Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)"). Upon conversion of any of the Convertible Notes, we intend to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, we have the option to pay in cash or shares of our common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Notes Indentures. The Company has determined that the embedded conversion options in both the February 2016 Convertible Notes and the June 2016 Convertible Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the February 2016 Convertible Notes, we estimated at the time of issuance that the values of the debt and equity components of the February 2016 Convertible Notes were approximately 93% and 7%, respectively. In accounting for the June 2016 Convertible Notes, we estimated at the time of issuance that the values of the debt and equity components of the June 2016 Convertible Notes were approximately 93% and 7%, respectively. The original issue discount equal to the equity component of 7% of both the June 2016 Convertible Notes and the February 2016 Convertible Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        At the time of issuance, the debt issuance costs and equity issuance costs for the February 2016 Convertible Notes were $15,778 and $1,188, respectively, and for the June 2016 Convertible Notes were $5,913 and $445, respectively. At the time of issuance and as of December 31, 2011, the equity component, net of issuance costs as recorded in the "capital in excess of par value" in the consolidated balance sheet for the February 2016 Convertible Notes and the June 2016 Convertible Notes was $39,063 and $15,653, respectively.

        As of December 31, 2011 the components of the carrying value of the Convertible Notes were as follows:

	As of December 31, 2011
	February 2016 Convertible Notes	June 2016 Convertible Notes
Principal amount of debt	$575,000	$230,000
Original issue discount, net of accretion	(33,848)	(14,069)

Carrying value of debt	$541,152	$215,931

        For the year ended December 31, 2011 the components of interest expense and cash paid for interest expense for the February 2016 Convertible Notes were as follows:

For year ended December 31, 2011
Stated interest expense	$30,858
Accretion of original issue discount	6,403
Amortization of debt issuance costs	2,938

Total interest expense	$40,199

Cash paid for interest expense	$17,082

        The estimated effective interest rate of the debt component of the February 2016 Convertible Notes, equal to the stated interest of 5.75% plus the accretion of the original issue discount, was approximately 7.49% for the year ended December 31, 2011.

        For the year ended December 31, 2011, the components of interest expense and cash paid for interest expense for the June 2016 Convertible Notes were as follows:

For year ended December 31, 2011
Stated interest expense	$8,939
Accretion of original issue discount	2,031
Amortization of debt issuance costs	875

Total interest expense	$11,845

Cash paid for interest expense	$7,957

        The estimated effective interest rate of the debt component of the June 2016 Convertible Notes equal to the stated interest of 5.125% plus the accretion of the original issue discount, was approximately 6.79% for the year ended December 31, 2011.

6.     DERIVATIVE INSTRUMENTS

        In October 2008, we entered into an interest rate swap agreement that terminated on December 20, 2010 to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $75,000. Under the interest rate swap agreement, we paid a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. For the years ended December 31, 2010 and 2009, we recognized $1,741 and $423, in unrealized appreciation related to this swap agreement. Upon termination of this swap agreement in 2010, no realized gain or loss was recognized.

7.     COMMITMENTS AND CONTINGENCIES

  Portfolio Company Commitments

        The Company has various commitments to fund investments in its portfolio as described below.

        As of the years ended December 31, 2011 and 2010, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments the funding of which is at (or substantially at) the Company's discretion:

	As of December 31,
	2011	2010
Total revolving and delayed draw commitments	$565,630	$260,691
Less: funded commitments	(125,037)	(59,980)

Total unfunded commitments	440,593	200,711
Less: commitments substantially at discretion of the Company	(64,750)	(19,922)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(5,518)	(6,738)

Total net adjusted unfunded revolving and delayed draw commitments	$370,325	$174,051

        Included within the total revolving and delayed draw commitments as of December 31, 2011 are commitments to issue up to $79,372 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of December 31, 2011, the Company had $43,321 in standby letters of credit issued and outstanding under these commitments on behalf of the portfolio companies, of which no amounts were recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit $41,171 expire in 2012 and $2,150 expire in 2013.

        As of the years ended December 31, 2011 and 2010, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships:

	As of December 31,
	2011	2010
Total private equity commitments	$132,030	$537,600
Less: funded private equity commitments	(67,428)	(104,300)

Total unfunded private equity commitments	64,602	433,300
Less: private equity commitments substantially at discretion of the Company	(53,525)	(400,400)

Total net adjusted unfunded private equity commitments	$11,077	$32,900

        In the ordinary course of business, Allied Capital had issued guarantees on behalf of certain portfolio companies. Under these arrangements, payments would be required to be made to third parties if the portfolio companies were to default on their related payment. As part of the Allied Acquisition, the Company assumed such outstanding guarantees or similar obligations. As a result, as of December 31, 2011 and 2010, the Company had outstanding guarantees or similar obligations totaling $800.

        Further in the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, since the Allied Acquisition we have sold and currently continue to seek opportunities to sell, certain of Allied Capital's equity investments larger than those we have historically made and controlled portfolio company equity investments. In connection with these sales (as well as certain other sales) we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

        As of December 31, 2011, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of December 31, 2011, there are no known issues or claims with respect to this performance guaranty.

  Lease Commitments

        The Company is obligated under a number of operating leases for office spaces with terms ranging from less than one year to more than 15 years. Rent expense for the years ended December 31, 2011, 2010 and 2009 was $3,343, $5,167 and $1,803, respectively.

        The following table shows future minimum payments under the Company's operating leases:

For the year ending December 31,	Amount
2012	$6,912
2013	7,061
2014	6,603
2015	5,198
2016	5,380
Thereafter	48,701

Total	$79,855

        For certain of its operating leases, the Company has entered into subleases including ones with Ares Management and Ivy Hill Asset Management, L.P. ("IHAM") (see Note 13).

        The following table shows future expected rental payments to be received under the Company's subleases:

For the year ending December 31,	Amount
2012	$2,475
2013	2,505
2014	2,271
2015	1,567
2016	1,625
Thereafter	16,130

Total	$26,573

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        Effective January 1, 2008, the Company adopted ASC 825-10 (previously SFAS No. 159, the Fair Value Option for Financial Assets and Liabilities), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 8 25-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, we continue to employ the net asset valuation policy approved by our board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2011:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$120,782	$120,782	$—	$—
Investments	$5,094,506	$—	$—	$5,094,506

        The following tables present changes in investments that use Level 3 inputs for the years ended December 31, 2011:

As of and for the year ended December 31, 2011
Balance as of December 31, 2010	$4,312,657
Net realized and unrealized gains	69,658
Purchases	3,239,023
Sales	(994,989)
Redemptions	(1,553,167)
Payment-in-kind interest and dividends	30,070
Accretion of discount on securities	15,894
Net transfers in and/or out of Level 3	(24,640)

Balance as of December 31, 2011	$5,094,506

        As of December 31, 2011, the net unrealized depreciation on the investments that use Level 3 inputs was $14,157.

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2010:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$100,752	$100,752	$—	$—
Investments	$4,317,990	$—	$5,333	$4,312,657

        The following tables present changes in investments that use Level 3 inputs for the year ended December 31, 2010:

As of and for the year ended December 31, 2010
Balance as of December 31, 2009	$2,166,687
Net realized and unrealized gains	272,940
Purchases	3,454,507
Sales	(513,175)
Redemptions	(1,126,158)
Payment-in-kind interest and dividends	45,262
Accretion of discount on securities	12,594
Net transfers in and/or out of Level 3	—

Balance as of December 31, 2010	$4,312,657

        As of December 31, 2010, the net unrealized appreciation on the investments that use Level 3 inputs was $29,735. Transfers between levels, if any, are recognized at the beginning of the quarter in which transfers occur.

        Following are the carrying and fair values of our debt instruments as of December 31, 2011 and December 31, 2010. Fair value is estimated by discounting remaining payments using applicable current market rates which take into account changes in the Company's marketplace, credit ratings, or market quotes, if available.

	As of December 31,
	2011			2010
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Funding Facility	$463,000		467,900	$242,050		$242,000
Revolving Credit Facility	395,000		399,400	146,000		146,000
Debt Securitization	77,531		68,215	155,297		133,000
2011 Notes (principal amount outstanding of $0 and $300,584, respectively)	—		—	296,258	(2)	297,290
2012 Notes (principal amount outstanding of $0 and $161,210, respectively)	—		—	158,108	(2)	164,595
February 2016 Convertible Notes (principal amount outstanding of $575,000)	541,152	(3)	545,445	—		—
June 2016 Convertible Notes (principal amount outstanding of $230,000)	215,931	(3)	215,717	—		—
2040 Notes (principal amount outstanding of $200,000)	200,000		198,808	200,000		184,986
2047 Notes (principal amount outstanding of $230,000)	180,988	(2)	212,218	180,796	(2)	197,314

	$2,073,602	(4)	$2,107,703	$1,378,509	(4)	$1,365,185

(1)
Except for the Allied Unsecured Notes, the 2040 Notes and the Convertible Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

(3)
Represents the aggregate principal amount outstanding of the Convertible Notes less the unaccreted discount initially recorded upon issuance of the Convertible Notes.

(4)
Total principal amount of debt outstanding totaled $2,170,531 and $1,435,141 as of December 31, 2011 and December 31, 2010, respectively.

9.     STOCKHOLDERS' EQUITY

        There were no sales of our equity securities during the year ended December 31, 2011.

        The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the years ended December 31, 2010 and 2009:

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
2010
November 2010 public offering	11,500	$16.50	$180,642
February 2010 public offering	22,958	$12.75	$277,207

Total for the year ended December 31, 2010	34,458		$457,849
2009
August 2009 public offering	12,440	$9.25	$109,086

Total for the year ended December 31, 2009	12,440		$109,086

        For the years ended December 31, 2010 and 2009, the Company incurred approximately $1,440 and $806 in offering costs, respectively.

        In connection with the Allied Acquisition, on April 1, 2010, the Company issued 58,493 shares valued at approximately $872,727.

        In November 2010, the Company completed a public add-on equity offering (the "November Add-on Offering") of 11,500 shares of common stock (including 1,500 shares purchased pursuant to the underwriters' over-allotment option) at a price of $16.50 per share, less an underwriting discount totaling approximately $0.7425 per share. Total proceeds received from the November Add-on Offering, net of underwriting discounts and offering costs, were approximately $180,642.

        In February 2010, the Company completed a public add-on equity offering (the "February Add-on Offering") of approximately 22,958 shares of common stock (including approximately 1,958 shares purchased pursuant to the partial exercise by the underwriters of their over-allotment option) at a price of $12.75 per share, less an underwriting discount totaling approximately $0.6375 per share. Total proceeds received from the February Add-on Offering, net of underwriting discounts and offering costs, were approximately $277,207.

        In August 2009, the Company completed a public add-on equity offering (the "August Add-on Offering") of approximately 12,440 shares of common stock (including approximately 1,440 shares purchased pursuant to the underwriters' over-allotment option) at a price of $9.25 per share, less an underwriting discount totaling approximately $0.42 per share. The shares were offered at a discount from the then most recently determined net asset value per share of $11.21 pursuant to authority granted by our common stockholders at the annual meeting of stockholders held on May 4, 2009. Total proceeds received from the August Add-on Offering, net of underwriting discounts and offering costs, were approximately $109,086.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2011, 2010 and 2009:

	For the years ended December 31,
	2011	2010	2009
Net increase in stockholders' equity resulting from operations available to common stockholders:	$319,453	$691,834	$202,693
Weighted average shares of common stock outstanding—basic and diluted:	204,860	176,732	101,720
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$1.56	$3.91	$1.99

        For the purposes of calculating diluted earnings per share, since the average closing price of the Company's common stock for the period from the time of issuance of both the February 2016 Convertible Notes and the June 2016 Convertible Notes through December 31, 2011 was less than the current conversion price for each respective series of the Convertible Notes, the underlying shares for the intrinsic value of the embedded options had no impact.

11.   INCOME AND EXCISE TAXES

        For income tax purposes, dividends and distributions paid to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. Dividends or distributions paid per common share for the years ended December 31, 2011, 2010 and 2009 were taxable as follows (unaudited):

	For the years ended December 31,
	2011	2010	2009
Ordinary income(1)(2)	$1.16	$1.40	$1.36
Capital gains	0.25	—	—
Return of capital	—	—	0.11

Total	$1.41	$1.40	$1.47

(1)
For the years ended December 31, 2011, 2010 and 2009, ordinary income included dividend income of approximately $0.0619, $0.0164 and $0.0107, per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)
For certain eligible corporate shareholders, dividends eligible for the dividend received deduction for 2011, 2010 and 2009, was approximately $0.0619, $0.0164 and $0.0107, per share, respectively.

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the years ended December 31, 2011, 2010 and 2009:

	For the years ended December 31,
	2011	2010	2009
	(Estimated)(1)
Net increase in stockholders' equity resulting from operations	$319,453	$691,834	$202,693
Adjustments:
Net unrealized (gain) loss on investments	40,192	(230,743)	(88,707)
Items related to the Allied Acquisition:
Gain on the Allied Acquisition	—	(195,876)	—
Other merger-related items	—	(4,007)	—
Other income not currently taxable	(52,385)	(36,486)	(21,310)
Other income for tax but not book	63,923	71,997	51,218
Expenses not currently deductible	52,856	33,499	10,545
Other deductible expenses	(820)	(786)	(29,636)
Other realized gain/loss differences	(25,028)	(12,736)	—

Taxable income	$398,191	$316,696	$124,803

(1)
The calculation of estimated 2011 taxable income includes a number of estimated inputs, including information received from third parties and, as a result, actual 2011 taxable income will not be finally determined until the Company's 2011 tax return is filed in 2012 (and, therefore, such estimate is subject to change).

        Taxable income generally differs from net increase in stockholders' equity resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. Additionally, on April 1, 2010, the Company acquired Allied Capital in a tax free merger and recorded a book gain of $195,876, which is not a realized event for tax purposes. Similarly, there were certain merger-related items that vary in their deductibility for GAAP and tax.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2011, the Company estimates that it will have a capital loss carryforward of approximately $207 million available for use in later tax years. Because of the loss limitation rules of the Code, some of the tax basis losses may be limited in their use. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations. In addition to the capital loss carryforwards, the Company realized net losses totaling approximately $0.3 billion from the Allied Capital portfolio since the acquisition through December 31, 2011, however, these losses have not yet been deducted for tax purposes as their deductibility in 2011 and 2010 was limited by the Code. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of our capital loss carryforwards and the net realized losses from the Allied Capital portfolio may become permanently unavailable due to limitations by the Code.

        For 2010, the Company had taxable income in excess of distributions made from such taxable income of approximately $64 million and therefore, the Company carried forward the excess for distribution to shareholders in 2011. For 2011, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company has elected to carry forward the excess for distribution to shareholders in 2012. The amount carried forward to 2012 is estimated to be approximately $170 million, although this amount will not be finalized until the 2011 tax returns are filed in 2012. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distribution from such income, the Company accrues excise tax on estimated excess taxable income. For the years ended December 31, 2011 and 2010, a net expense of $6,605 and $2,229 was recorded for U.S. federal excise tax, respectively. For the year ended December 31, 2009, a net benefit of $30 was recorded for U.S. federal excise tax.

        As of December 31, 2011, the cost basis of investments for tax purposes was $6.1 billion resulting in estimated gross unrealized gains and losses of $0.2 billion and $1.2 billion, respectively. As of December 31, 2010, the cost basis of investments for tax purposes was $5.4 billion resulting in estimated gross unrealized gains and losses of $0.3 billion and $1.4 billion, respectively. As of December 31, 2011 and 2010, the cost of investments for tax purposes was greater than the amortized cost of investments for book purposes of $5.1 billion and $4.3 billion, respectively, primarily as a result of the Allied Acquisition. The Allied Acquisition qualified as a tax free merger, which resulted in the acquired assets retaining Allied Capital's cost basis at the merger date.

        In general, the Company may make certain adjustments to the classification of stockholders' equity as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the year ended December 31, 2011, the Company increased accumulated undistributed net investment income by $7,474, increased accumulated net realized loss on sale of investments by $126,234 and increased capital in excess of par value by $118,760. During the year ended December 31, 2010, as a result of certain permanent book-to-tax differences, including the nontaxability of the book gain on the Allied Acquisition and the nondeductibility of certain merger-related expenses, the Company increased accumulated undistributed net investment income by $22,001, increased accumulated net realized loss on sale of investments by $383,856 and increased capital in excess of par value by $361,855. During the year ended December 31, 2009, the Company increased accumulated undistributed net investment income by $5,584, decreased accumulated net realized loss on sale of investments by $13,014 and decreased capital in excess of par value by $18,598.

        Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2011, 2010 and 2009, we recorded a tax expense of approximately $869, $3,163 and $606, respectively, for these subsidiaries.

12.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes our dividends declared for the years ended December 31, 2011, 2010 and 2009:

Date declared	Record date	Payment date	Per share amount	Total amount
November 8, 2011	December 15, 2011	December 30, 2011	$0.36	$73,847
August 4, 2011	September 15, 2011	September 30, 2011	$0.35	71,795
May 3, 2011	June 15, 2011	June 30, 2011	$0.35	71,663
March 1, 2011	March 15, 2011	March 31, 2011	$0.35	71,547

Total declared for 2011			$1.41	$288,852

November 4, 2010	December 15, 2010	December 31, 2010	$0.35	$71,423
August 5, 2010	September 15, 2010	September 30, 2010	$0.35	67,266
May 10, 2010	June 15, 2010	June 30, 2010	$0.35	67,091
February 25, 2010	March 15, 2010	March 31, 2010	$0.35	46,516

Total declared for 2010			$1.40	$252,296

November 5, 2009	December 15, 2009	December 31, 2009	$0.35	$39,630
August 6, 2009	September 15, 2009	September 30, 2009	$0.35	38,357
May 7, 2009	June 15, 2009	June 30, 2009	$0.35	34,004
March 2, 2009	March 16, 2009	March 31, 2009	$0.42	40,804

Total declared for 2009			$1.47	$152,795

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to closing price on the record date. Dividend reinvestment plan activity for the years ended December 31, 2011, 2010, and 2009, was as follows:

	2011	2010	2009
Shares issued	711	1,523	352
Average price per share	$16.24	$14.79	$11.43
Shares purchased by plan agent for shareholders	785	—	1,629
Average price per share	$14.71	—	$6.85

13.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse our investment adviser for certain of such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2011, 2010 and 2009 our investment adviser incurred such expenses totaling $4,646, $3,264 and $2,461, respectively. As of December 31, 2011, $496 was unpaid and such payable is included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

        We have entered into separate subleases with Ares Management and IHAM, a wholly owned portfolio company, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of the Company's New York office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by us under the Company's lease for this space, plus certain additional costs and expenses. For the year ended December 31, 2011, such amounts payable to the Company totaled $348 and $464, respectively. Under our previous lease that expired on February 27, 2011, we were party to a sublease agreement with Ares Management whereby Ares

Management subleased approximately 25% of such office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the years ended December 31, 2011, 2010 and 2009, such amounts payable to the Company totaled $396, $253 and $652, respectively.

        As of December 31, 2011, Ares Investments Holdings LLC, an affiliate of Ares Management, (the sole member of our investment adviser) owned approximately 2.9 million shares of the Company's common stock representing approximately 1.4% of the total shares outstanding as of December 31, 2011.

        See Notes 3 and 14 for descriptions of other related party transactions.

14.   IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED FUNDS

        In November 2007, the Company established IHAM to serve as a manager for Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), an unconsolidated investment vehicle focusing on investments in middle-market loans. From inception until the second quarter of 2009, IHAM's financial results were consolidated with those of the Company. In June 2009, because of a shift in activity from being primarily a manager, with no dedicated employees, of funds in which the Company had invested debt and equity, to a manager with individuals dedicated to managing an increasing number of third party funds, the Company concluded that GAAP required the financial results of IHAM to be reported as a portfolio company in the schedule of investments rather than as a consolidated subsidiary in the Company's financial results. The Company made an equity investment of $3,816 into IHAM in June 2009. As of December 31, 2011, the Company's total investment in IHAM at fair value was $194,597, including unrealized appreciation of $81,721. As of December 31, 2010, the Company's total investment in IHAM at fair value was $136,235, including unrealized appreciation of $32,777. For the years ended December 31, 2011, 2010 and 2009, the Company received distributions from IHAM of $19,048, $12,154 and $3,120, respectively. The distributions for the years ended December 31, 2011, 2010 and 2009 included dividend income of $19,048, $7,320 and $2,390, respectively.

        Ivy Hill I primarily invests in first and second lien bank debt of middle-market companies. Ivy Hill I was initially funded with $404,000 of capital including a $56,000 investment by the Company, consisting of $40,000 of Class B notes and $16,000 of subordinated notes. For the years ended December 31, 2011, 2010 and 2009, the Company earned $4,879, $6,859 and $5,742, respectively, from its investments in Ivy Hill I.

        Ivy Hill I purchased investments from the Company of $24,428 and $12,000, during the years ended December 31, 2011 and 2010, respectively, and may from time to time purchase additional investments from the Company. A realized loss of $135 was recorded on these transactions for the year ended December 31, 2011.

        In November 2008, the Company established a second middle-market credit vehicle, Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II"), which is also managed by IHAM.

        In December 2009, the Company made an additional cash investment of approximately $33,000 in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and interests in, the Allied Capital Senior Debt Fund, L.P. (now referred to as Ivy Hill Senior Debt Fund, L.P. (and related vehicles) "Ivy Hill SDF"). In October 2010, the Company made an additional cash investment of approximately $4,000 in IHAM to facilitate IHAM's acquisition of an equity interest in Ivy Hill SDF.

        In March 2010, the Company made an additional cash investment of approximately $48,000 in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and equity interests in, the Knightsbridge CLO 2007-1, Limited. ("Knightsbridge 2007-1") and Knightsbridge CLO 2008-1, Limited (now referred to as Ivy Hill Middle Market Credit Fund III, Ltd.) ("Knightsbridge

Funds"). At the time, the Company also acquired from Allied Capital certain debt investments of the Knightsbridge Funds for approximately $52,000. During the year ended December 31, 2011, the Company's investments in the Knightsbridge Funds were repaid or sold resulting in a realized gain of $4,978. The Knightsbridge Funds purchased $25,448 of investments from the Company during the year ended December 31, 2011. A realized loss of $279 was recorded on these transactions for the year ended December 31, 2011. In December 2011, Knightsbridge CLO 2008-1 Limited. was refinanced and subsequently renamed as Ivy Hill Middle Market Credit Fund III, Ltd. ("Ivy Hill III" and, together with Ivy Hill I, Ivy Hill II and Ivy Hill SDF, the "Ivy Hill Funds").

        The Company, through its wholly owned subsidiary, A.C. Corporation, previously managed Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd. (collectively, the "Emporia Funds"). In August 2010, the Company made an additional cash investment of approximately $8,000 in IHAM to facilitate IHAM's acquisition of an equity interest in Emporia Preferred Funding III, Ltd. In November 2010, the Company made an additional cash investment of $7,900 in IHAM, which IHAM then used to purchase these management rights and related receivables in respect of the Emporia Funds from A.C. Corporation for $7,900. This amount represented the fair value of those management rights and related management fees receivable as of the date of the sale. A realized gain of $5,882 was recognized on this transaction. In January 2011, the Company made an additional cash investment of approximately $9,400 in IHAM to facilitate IHAM's acquisition of equity interests in certain of the Emporia Funds. The Emporia Funds purchased $47,972 of investments from the Company during the year ended December 31, 2011. A realized loss of $495 was recorded on these transactions for the year ended December 31, 2011.

        In addition to the Ivy Hill Funds and Knightsbridge 2007-1, IHAM also serves as the sub-adviser/sub-manager to four other vehicles: CoLTS 2005-1 Ltd., CoLTS 2005-2 Ltd., CoLTS 2007-1 Ltd. (collectively, the "CoLTS Funds") and FirstLight Funding I, Ltd. ("FirstLight"), which is affiliated with the Company's portfolio company, Firstlight Financial Corporation. The CoLTS Funds purchased $12,993 of investments from the Company during the year ended December 31, 2011. A realized loss of $154 was recorded on these transactions for the year ended December 31, 2011. The Company also purchased $3,777 of investments from FirstLight during the year ended December 31, 2011.

        In addition, IHAM serves as the general partner of, and manages, Ares Private Debt Strategies Fund II, L.P. ("Ares PDS II") and Ares Private Debt Strategies Fund III, L.P. (the "PDS Funds"). The PDS Funds purchased $144,532 of investments from the Company during the year ended December 31, 2011. A realized gain of $1,161 was recorded on these transactions for the year ended December 31, 2011.

        IHAM purchased $5,949 of investments from the Company during the year ended December 31, 2011. A realized loss of $48 was recorded on these transactions for the year ended December 31, 2011.

        IHAM or the vehicles managed by IHAM may, from time to time, buy or sell additional investments from or to the Company. For any such purchases or sales by IHAM or by vehicles managed by IHAM from or to the Company, approval is obtained from third parties unaffiliated with the Company or IHAM, as applicable.

        Beginning in November 2008, IHAM was party to a separate services agreement, referred to herein as the "services agreement," with Ares Capital Management. Pursuant to the services agreement, Ares Capital Management provided IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the services agreement, IHAM reimbursed Ares Capital Management for all of the actual costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the services agreement. The services agreement was terminated effective June 30, 2010 and replaced with a different services agreement with similar terms between IHAM and the Company's administrator.

        As part of the Allied Acquisition, the Company acquired the management rights for an unconsolidated vehicle, the AGILE Fund I, LLC ("AGILE Fund"), which had $62 million of total committed capital under management as of December 31, 2011. The Company's investment in AGILE Fund was $132 at fair value, including unrealized depreciation of $84 as of December 31, 2011.

15.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2011, 2010 and 2009:

Per Share Data:	As of and for the year ended December 31, 2011	As of and for the year ended December 31, 2010	As of and for the year ended December 31, 2009
Net asset value, beginning of period(1)	$14.92	$11.44	$11.27
Issuance of common stock	0.00	0.95	(0.35)
Issuances of the Convertible Notes	0.27	—	—
Net investment income for period(2)	1.38	1.23	1.32
Gain on the Allied Acquisition(2)	—	1.11	—
Net realized and unrealized gains (loss) for period(2)	0.18	1.59	0.67

Net increase in stockholders' equity	1.83	4.88	1.64
Distributions from net investment income	(1.16)	(1.40)	(1.35)
Distributions from net realized gains	(0.25)	—	(0.12)

Total distributions to stockholders	(1.41)	(1.40)	(1.47)

Net asset value at end of period(1)	$15.34	$14.92	$11.44

Per share market value at end of period	$15.45	$16.48	$12.45
Total return based on market value(3)	2.31%	43.61%	119.91%
Total return based on net asset value(4)	10.45%	31.61%	17.84%
Shares outstanding at end of period	205,130	204,419	109,945
Ratio/Supplemental Data:
Net assets at end of period	$3,147,265	$3,050,533	$1,257,888
Ratio of operating expenses to average net assets(5)(6)	10.94%	11.02%	9.78%
Ratio of net investment income to average net assets(5)(7)	8.97%	9.07%	11.72%
Portfolio turnover rate(5)	53%	45%	26%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the year ended December 31, 2011, the total return based on market value for the year ended December 31, 2011 equals the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the declared dividends of $1.41 per share for the year ended December 31, 2011, divided by the market value at December 31, 2010. For the year ended December 31, 2010, the total return based on market value for the year ended December 31, 2010 equals the increase of the ending market value at December 31, 2010 of $16.48 per share over the ending market value at December 31, 2009 of $12.45 per share plus the declared dividends of $1.40 per share for the year ended December 31, 2010, divided by the market value at December 31, 2009. For the year ended December 31, 2009, the total return based on market value for the year ended December 31, 2009 equals the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the market value at December 31, 2008. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the year ended December 31, 2011, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.41 per share for the year ended December 31, 2011 divided by the beginning net asset value for the period. For the year ended December 31, 2010, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.40 per share for the year ended December 31, 2010 divided by the beginning net asset value for the period. For the year ended December 31, 2009, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.47 per share for the year ended December 31, 2009 divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the year ended December 31, 2011, the ratio of operating expenses to average net assets consisted of 2.27% of base management fees, 3.57% of incentive management fees, 3.89% of the cost of borrowing and other operating expenses of 1.21%. For the year ended December 31, 2010, the ratio of operating expenses to average net assets consisted of 2.19% of base management fees, 3.23% of incentive management fees, 3.34% of the cost of borrowing and other operating expenses of 2.27%. For the year ended December 31, 2009, the ratio of operating expenses to average net assets consisted of 2.67% of base management fees, 2.93% of incentive management fees, 2.13% of the cost of borrowing and other operating expenses of 2.05%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

16.   SELECTED QUARTERLY DATA (Unaudited)

	2011
	Q4	Q3	Q2	Q1
Total investment income	$187,123	$167,365	$144,307	$135,691
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$121,990	$108,517	$85,509	$78,764
Incentive compensation	$29,531	$10,159	$41,746	$30,941
Net investment income before net realized and unrealized gain (losses)	$92,459	$98,358	$43,763	$47,823
Net realized and unrealized gains (losses)	$25,666	$(57,719)	$(6,840)	$75,943
Net increase in stockholders' equity resulting from operations	$118,125	$40,639	$36,923	$123,766
Basic and diluted earnings per common share	$0.58	$0.20	$0.18	$0.61
Net asset value per share as of the end of the quarter	$15.34	$15.13	$15.28	$15.45

	2010
	Q4	Q3	Q2		Q1
Total investment income	$157,170	$138,126	$121,590		$66,510
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$99,323	$89,025	$64,514		$39,849
Incentive compensation	$35,973	$17,805	$14,973		$8,144
Net investment income before net realized and unrealized gain (losses)	$63,350	$71,220	$49,541		$31,705
Net realized and unrealized gains (losses)	$93,538	$57,157	$280,613	(1)	$44,710
Net increase in stockholders' equity resulting from operations	$156,888	$128,377	$330,154		$76,415
Basic and diluted earnings per common share	$0.79	$0.67	$1.73		$0.61
Net asset value per share as of the end of the quarter	$14.92	$14.43	$14.11		$11.78

(1)
Includes gain on the Allied Acquisition of $195,876.

	2009
	Q4	Q3	Q2	Q1
Total investment income	$69,264	$60,881	$59,111	$56,016
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$47,920	$41,133	$39,935	$37,750
Incentive compensation	$9,568	$8,227	$7,987	$7,550
Net investment income before net realized and unrealized gain (losses)	$38,352	$32,906	$31,948	$30,200
Net realized and unrealized gains (losses)	$31,278	$30,370	$2,805	$4,834
Net increase in stockholders' equity resulting from operations	$69,630	$63,276	$34,753	$35,034
Basic and diluted earnings per common share	$0.64	$0.62	$0.36	$0.36
Net asset value per share as of the end of the quarter	$11.44	$11.16	$11.21	$11.20
17.   ALLIED ACQUISITION

        On April 1, 2010, the Company completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of our common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, we repaid in full the $137 million of remaining principal amounts outstanding on Allied Capital's $250 million senior secured term loan. We also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in aggregate principal amount outstanding of the Allied Unsecured Notes.

        Under the terms of the Allied Acquisition each Allied Capital stockholder received 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of our common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

        The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of our determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy (see Notes 2 and 8).

        Set forth below is the allocation of the purchase price to the assets acquired and liabilities assumed in connection with the Allied Acquisition:

Common stock issued	$872,727
Payments to holders of "in-the-money" Allied Capital stock options	35,011 (1)

Total purchase price	$907,738

Assets acquired:
Investments	$1,833,766
Cash and cash equivalents	133,548
Other assets	80,078

Total assets acquired	2,047,392
Debt and other liabilities assumed	(943,778)

Net assets acquired	1,103,614

Gain on Allied Acquisition	(195,876)

$907,738

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash.

        The following pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of our operations had the Allied Acquisition actually been consummated at the beginning of each period presented. Certain one-time charges have been eliminated. For year ended December 31, 2010, we recognized $19,833 in professional fees and other costs related to the Allied Acquisition. The pro forma adjustments reflecting the allocation of the purchase price of Allied Capital and the gain of $195,876 recognized on the Allied Acquisition have been eliminated from all periods presented. The pro forma condensed combined financial information does not reflect the potential impact of possible synergies and does not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on April 1, 2010.

	Year Ended December 31,
	2010	2009
Total investment income	$537,488	$563,958
Net investment income	$238,982	$184,641
Net increase (decrease) in stockholders' equity resulting from operations	$479,979	$(323,133)
Net increase (decrease) in stockholders' equity resulting from operations per share	$2.51	$(2.02)

        Prior to the completion of the Allied Acquisition we purchased $340 million of assets from Allied Capital in arm's length transactions. Additionally, during the same period of time, IHAM purchased $69 million of assets from Allied Capital, also in arm's length transactions.

18.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings which the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

19.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the Consolidated Financial Statements as of and for the year ended December 31, 2011, except as disclosed below.

        In January 2012, Ares Capital and Ares Capital CP amended the Revolving Funding Facility to, among other things, (i) extend the reinvestment period by one year to January 18, 2015, (ii) extend the maturity date by one year to January 18, 2017, and (iii) replace the pricing grid with an applicable spread over LIBOR of 2.50% and an applicable spread over "base rate" of 1.50%.

        In January 2012, we established, through our wholly owned subsidiary Ares Capital JB Funding LLC ("ACJB LLC"), a revolving funding facility (the "SMBC Funding Facility") by entering into a Loan and Servicing Agreement (the "SMBC Loan and Servicing Agreement") with ACJB LLC, as the borrower, Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, pursuant to which SMBC has agreed to extend credit to ACJB LLC in an aggregate principal amount up to $200 million at any one time outstanding. In connection with the SMBC Funding Facility, we entered into a Purchase and Sale Agreement with ACJB LLC, pursuant to which we may sell ACJB LLC certain first lien loans we have originated or acquired, or will originate or acquire (the "SMBC Loans") from time to time. The SMBC Funding Facility is a revolving funding facility with a reinvestment period ending January 20, 2015 and a final maturity date of January 20, 2020. The reinvestment period and final maturity are both subject to two one-year extensions by mutual agreement. Subject to certain exceptions, the interest rate charged on the SMBC Funding Facility is based on LIBOR plus 2.125% (with no floor) or a "base rate" (which is the greater of a prime rate and the federal funds rate plus 0.50%) plus 1.125% (with no floor). The SMBC Loan and Servicing Agreement includes usual and customary events of default for revolving funding facilities of this nature, including allowing SMBC, upon a default, to accelerate and foreclose on the SMBC Loans and to pursue the rights under the SMBC Loans directly with the obligors thereof.

        In January 2012, we completed a public add-on equity offering (the "January 2012 Offering") through which we sold 16,422 shares of common stock at a net price of $15.41 per share. Total proceeds from the January 2012 Offering, net of underwriting discounts and commissions and estimated offering expenses payable by us, were approximately $252.5 million.

        In February 2012, we issued $143,750 aggregate principal amount of senior unsecured notes that mature on February 15, 2022 (the "2022 Notes"). The 2022 Notes mature on February 15, 2022 and may be redeemed in whole or in part at any time or from time to time at our option on or after February 15, 2015 at a par redemption price of $25 per security plus accrued and unpaid interest. The principal amount of the 2022 Notes will be payable at maturity. The 2022 Notes bear interest at a rate of 7.00% per year payable quarterly commencing on May 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were approximately $138,338.

        We used the net proceeds of the January 2012 Offering and the issuance of the 2022 Notes to repay outstanding indebtedness under the Revolving Credit Facility and the Revolving Funding Facility.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)

	As of
	March 31, 2012	December 31, 2011
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$3,064,016	$3,060,084
Non-controlled affiliate company investments	309,401	267,324
Controlled affiliate company investments	1,831,114	1,767,098

Total investments at fair value (amortized cost of $5,182,508 and $5,108,663, respectively)	5,204,531	5,094,506
Cash and cash equivalents	216,412	120,782
Receivable for open trades	45	550
Interest receivable	101,197	99,078
Other assets	86,953	72,521

Total assets	$5,609,138	$5,387,437

LIABILITIES
Debt	$2,018,866	$2,073,602
Management and incentive fees payable	95,329	92,496
Accounts payable and other liabilities	39,035	47,691
Interest and facility fees payable	22,647	26,383

Total liabilities	2,175,877	2,240,172

Commitments and contingencies (Note 6)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 400,000 common shares authorized, 221,875 and 205,130 common shares issued and outstanding, respectively	222	205
Capital in excess of par value	3,652,760	3,390,354
Accumulated overdistributed net investment income	(15,385)	(10,449)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt, other assets and acquisitions	(226,359)	(218,688)
Net unrealized gain (loss) on investments	22,023	(14,157)

Total stockholders' equity	3,433,261	3,147,265

Total liabilities and stockholders' equity	$5,609,138	$5,387,437

NET ASSETS PER SHARE	$15.47	$15.34

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	For the three months ended
	March 31, 2012	March 31, 2011
	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income	$72,168	$61,860
Capital structuring service fees	7,877	5,365
Dividend income	3,802	1,515
Management fees	328	154
Other income	2,748	1,236

Total investment income from non-controlled/non-affiliate company investments	86,923	70,130
From non-controlled affiliate company investments:
Interest income	4,592	10,132
Dividend income	316	2,376
Management fees	63	188
Other income	25	576

Total investment income from non-controlled affiliate company investments	4,996	13,272
From controlled affiliate company investments:
Interest income	56,125	38,621
Capital structuring service fees	9,783	5,593
Dividend income	5,101	4,900
Management fees	4,541	3,107
Other income	269	68

Total investment income from controlled affiliate company investments	75,819	52,289

Total investment income	167,738	135,691

EXPENSES:
Interest and credit facility fees	32,776	30,175
Incentive management fees	26,386	30,941
Base management fees	19,986	16,730
Professional fees	3,686	2,632
Administrative fees	2,320	2,425
Other general and administrative	2,801	2,918

Total expenses	87,955	85,821
NET INVESTMENT INCOME BEFORE INCOME TAXES	79,783	49,870

Income tax expense, including excise tax	2,745	2,047

NET INVESTMENT INCOME	77,038	47,823

REALIZED AND UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	462	72,412
Non-controlled affiliate company investments	3	(3,596)
Controlled affiliate company investments	(8,136)	(6,247)

Net realized gains (losses)	(7,671)	62,569
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	6,017	(13,054)
Non-controlled affiliate company investments	10,093	6,547
Controlled affiliate company investments	20,070	28,741

Net unrealized gains	36,180	22,234

Net realized and unrealized gains on investments	28,509	84,803
REALIZED LOSS ON EXTINGUISHMENT OF DEBT	—	(8,860)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$105,547	$123,766

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 9)	$0.49	$0.61

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (see Note 9)	217,044	204,419

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value	Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(7)(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$207	$104
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,452	3,648
Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (46.67% interest)		6/17/2008	1,059	1,111
Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	3,509
Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($71,720 par due 12/2016)	1.00% PIK	12/31/2006	71,462	74,342
		Class A common stock (10,000 shares)		12/31/2006	10,000	—
		Class B common stock (30,000 shares)		12/31/2006	30,000	—

					111,462	74,342
HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	808	736
Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,643	5,120
Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.47% (Libor + 6.00%/Q)	11/20/2007	40,000	38,000
		Subordinated notes ($16 par due 11/2018)	15.00%	11/20/2007	15,515	16,480

					55,515	54,480
Kodiak Funding, LP(9)	Investment partnership	Limited partnership interest (3.96% interest)		4/1/2010	859	823
Novak Biddle Venture Partners III, L.P.(9)	Investment partnership	Limited partnership interest (2.46% interest)		4/1/2010	83	184
Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,721	4,225
Partnership Capital Growth Fund III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	1,342	1,266
Senior Secured Loan Fund LLC(7)(10)(17)	Co-investment vehicle	Subordinated certificates ($1,110,966 par due 12/2020)	8.47% (Libor + 8.00%/Q)	10/30/2009	1,100,243	1,125,702
VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	1,394	790

					1,288,610	1,276,040	37.17%

Healthcare—Services
BenefitMall Holdings Inc. and Centerstone Insurance and Financial Services(7)	Employee benefits broker services company	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
		Common stock (39,274,290 shares)		4/1/2010	53,510	60,096
		Warrants		4/1/2010	—	—

					93,836	100,422

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,064

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services	Senior secured loan ($7,227 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,227	6,938	(2)(16)
		Senior secured loan ($7,623 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,623	7,318	(3)(16)
		Class A common stock (9,679 shares)		6/15/2007	4,000	9,019
		Class C common stock (1,546 shares)		6/15/2007	—	1,441

					18,850	24,716
INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	1,403

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($20,711 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	20,711	20,711	(16)
		Senior secured loan ($44,001 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	44,001	44,001	(2)(16)
		Senior secured loan ($56,798 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	56,798	56,798	(16)
		Senior secured loan ($15,999 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	15,999	15,999	(2)(16)

					137,509	137,509

MW Dental Holding Corp.	Dental services	Senior secured revolving loan ($1,700 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	1,700	1,700	(16)
		Senior secured loan ($4,000 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	4,000	4,000	(16)
		Senior secured loan ($5,371 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	5,371	5,371	(16)
		Senior secured loan ($49,625 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,625	49,625	(2)(16)
		Senior secured loan ($9,975 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,975	9,975	(4)(16)
		Senior secured loan ($2,680 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	2,680	2,680	(3)(16)

					73,351	73,351

Napa Management Services Corporation	Anesthesia management services provider	Senior secured loan ($10,822 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	10,504	10,822	(16)
		Senior secured loan ($29,250 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	29,250	29,250	(2)(16)
		Senior secured loan ($7,702 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	7,702	7,702	(3)(16)
		Common units (5,000 units)		4/15/2011	5,000	5,700

					52,456	53,474
NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	3,530

					53,079	54,109

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	1,361
Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	9,962
		Common stock (16,106 shares)		7/30/2008	100	—

					11,256	9,962

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior secured loan ($9,085 par due 11/2015)	6.75% (Libor + 5.00%/Q)	11/3/2010	9,063	9,085	(3)(16)
		Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,958	4,000
		Preferred stock (333 shares)		3/12/2008	125	16
		Common stock (16,667 shares)		3/12/2008	167	789

					13,313	13,890

PRA Holdings, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.48% (Libor + 4.00%/Q)	12/14/2007	11,057	11,103	(4)
		Senior secured loan ($12,000 par due 12/2014)	4.48% (Libor + 4.00%/Q)	12/14/2007	11,707	11,760	(3)

					22,764	22,863

RCHP, Inc.	Operator of general acute care hospitals	Junior secured loan ($15,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	15,000	15,000	(16)
		Junior secured loan ($50,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	50,000	50,000	(2)(16)

					65,000	65,000

Reed Group, Ltd.	Medical disability management services provider	Senior secured revolving loan ($1,448 par due 12/2013)		4/1/2010	1,080	1,231	(15)
		Senior secured loan ($12,457 par due 12/2013)		4/1/2010	9,285	10,588	(15)
		Senior secured loan ($26,469 par due 12/2013)		4/1/2010	16,658	2,036	(15)
		Equity interests		4/1/2010	203	—

					27,226	13,855

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($1,177 par due 11/2010)		4/1/2010	1,003	770	(15)
		Junior secured loan ($1,681 par due 11/2010)		4/1/2010	1,461	1,099	(15)
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,464	1,869

Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($67,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	67,000	67,000	(16)
		Junior secured loan ($58,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	58,000	58,000	(2)(16)

					125,000	125,000

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
U.S. Renal Care, Inc.	Dialysis provider	Senior secured loan ($7,425 par due 12/2016)	5.50% (Libor + 4.00%/M)	6/9/2011	7,388	7,425	(16)
		Senior subordinated loan ($50,824 par due 6/2018)	11.25% Cash, 2.00% PIK	5/24/2010	50,824	50,824	(2)

					58,212	58,249
Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	4,132

					764,100	762,229		22.20%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured revolving loan ($100 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	100	100	(16)
		Senior secured loan ($21,415 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	21,415	21,415	(16)
		Senior secured loan ($55,437 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	55,437	55,437	(2)(16)

					76,952	76,952
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	12,560

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($17,143 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	17,143	17,143	(16)
		Junior secured loan ($32,161 par due 12/2015)	15.57% (Libor + 11.57% Cash, 4.00% PIK /Q)	12/10/2010	32,161	30,553
		Junior secured loan ($9,680 par due 12/2015)	15.50% (Libor + 11.50% Cash, 4.00% PIK /Q)	12/10/2010	9,680	9,196
		Warrants to purchase up to 578,427 shares		12/10/2010	—	—

					58,984	56,892

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan ($17,000 par due 7/2014)		4/1/2010	15,396	7,532	(15)
		Senior subordinated loan ($28,396 par due 1/2015)		4/1/2010	24,151	—	(15)
		Common stock (2,406 shares)		4/1/2010	926	—

					40,473	7,532
ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)		8/1/2011	10,149	8,213
		Common stock (50,800 shares)		8/1/2011	51	—

					10,200	8,213

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Infilaw Holding, LLC	Operator of for-profit law schools	Senior secured loan ($29,850 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	29,850	29,850	(2)(16)
		Series A preferred units (131,000 units)	10.75% (Base Rate + 7.50%/Q)	8/25/2011	131,000	131,000	(16)

					160,850	160,850
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	6,386
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	323
		Common stock (20 shares)		6/7/2010	—	—

					5,689	6,709

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured revolving loan ($2,175 par due 12/2014)	12.75% (Base Rate + 9.50%/Q)	12/31/2009	2,175	2,175	(16)
		Senior secured loan ($19,810 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	19,810	19,810	(16)
		Senior secured loan ($9,594 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	9,594	9,594	(3)(16)

					31,579	31,579

Lakeland Tours, LLC	Educational travel provider	Senior secured loan ($13,201 par due 12/2016)	6.00% (Libor + 4.50%/Q)	10/4/2011	13,161	13,201	(16)
		Senior secured loan ($9,470 par due 12/2016)	6.00% (Libor + 4.50%/Q)	10/4/2011	9,441	9,470	(2)(16)
		Senior secured loan ($1,894 par due 12/2016)	6.00% (Libor + 4.50%/Q)	10/4/2011	1,888	1,894	(4)(16)
		Senior secured loan ($56,265 par due 12/2016)	10.00% (Libor + 8.50%/Q)	10/4/2011	56,093	56,265	(14)(16)
		Senior secured loan ($40,362 par due 12/2016)	10.00% (Libor + 8.50%/Q)	10/4/2011	40,238	40,362	(2)(14)(16)
		Senior secured loan ($8,072 par due 12/2016)	10.00% (Libor + 8.50%/Q)	10/4/2011	8,047	8,072	(4)(14)(16)
		Common stock (5,000 shares)		10/4/2011	5,000	4,637

					133,868	133,901
R3 Education, Inc. and EIC Acquisitions Corp.(8)	Medical school operator	Senior secured loan ($1,882 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	1,882	4,522	(3)(16)
		Senior secured loan ($2,437 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	2,437	5,857	(3)(16)
		Senior secured loan ($6,719 par due 4/2013)	13.00% PIK	12/8/2009	4,568	16,146
		Preferred stock (8,800 shares)		7/30/2008	2,200	1,760
		Common membership interest (26.27% interest)		9/21/2007	15,800	23,936
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—

					26,887	52,221

					556,002	547,409		15.94%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($1,968 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	1,968	1,968	(16)
		Senior secured loan ($7,205 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	7,205	7,205	(16)
		Senior secured loan ($11,238 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,241	11,238	(2)(16)
		Senior secured loan ($9,370 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,370	9,370	(3)(16)
		Promissory note ($14,897,360 par due 11/2016)		11/27/2006	14,886	15,339
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—

					44,670	45,120

Hojeij Branded Foods, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,200 par due 2/2017)	10.25% (Base Rate + 7.00%/Q)	2/15/2012	1,200	1,164	(16)
		Senior secured loan ($15,000 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	15,000	14,550	(16)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	—	669
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	—

					16,200	16,383

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured revolving loan ($7,300 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	7,300	7,300	(16)
		Senior secured loan ($33,807 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,807	33,807	(2)(16)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	26,397	27,443
		Preferred units (10,000 units)		10/28/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					67,504	68,550

OTG Management, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,875 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/9/2011	1,875	1,875	(16)
		Senior secured revolving loan ($937 par due 8/2016)	9.25% (Base Rate + 6.00%/M)	8/9/2011	937	937	(16)
		Senior secured loan ($18,687 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/9/2011	18,687	18,687	(16)
		Junior secured loan ($2,143 par due 8/2016)	14.50% (Libor + 13.00%/Q)	8/9/2011	2,143	2,143	(16)
		Junior secured loan ($29,285 par due 8/2016)	14.50% (Libor + 13.00%/M)	8/9/2011	29,285	29,285	(16)
		Common units (3,000,000 units)		1/5/2011	3,000	2,702
		Warrants to purchase up to 189,857 shares of common stock		6/19/2008	100	4,704

					56,027	60,333

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PMI Holdings, Inc.	Restaurant owner and operator	Senior secured revolving loan ($2,000 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	2,000	2,000	(16)
		Senior secured loan ($8,614 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	8,614	8,614	(4)(16)
		Senior secured loan ($212 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	212	212	(4)(16)
		Senior secured loan ($8,614 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	8,614	8,614	(3)(16)
		Senior secured loan ($212 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	212	212	(3)(16)

					19,652	19,652

Restaurant Holding Company, LLC	Fast food restaurant operator	Senior secured loan ($63,000 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/15/2012	61,767	62,370	(16)
		Senior secured loan ($12,000 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/15/2012	11,761	11,880	(2)(16)

					73,528	74,250

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($34,549 par due 7/2012)	13.00% (Libor + 9.00% Cash, 2.00% PIK /Q)	4/1/2010	32,711	34,549	(16)
		Preferred stock (46,690 shares)		4/1/2010	—	117
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—

					32,711	34,666
Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Junior secured loan ($50,250 par due 5/2015)	11.00%	5/23/2008	49,341	50,250
		Junior secured loan ($50,000 par due 5/2015)	11.00%	5/23/2008	49,627	50,000	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	6,752

					106,468	107,002

					416,760	425,956		12.41%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	11,395	13,668
Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,020
Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2013)	6.00%	11/29/2010	14,000	14,000
		Senior secured loan ($32,000 par due 12/2015)	12.00%	11/29/2010	32,000	32,000
		Equity interests		11/29/2010	53,374	23,009

					99,374	69,009
Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($19,500 par due 6/2015)	15.00%	4/1/2010	19,500	19,500
Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($3,700 par due 9/2015)	9.00%	9/30/2011	3,700	3,700

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	6,631	8,483
		Common stock (650,000 shares)		10/13/2010	—	—

					6,631	8,483
Imperial Capital Group, LLC	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	20,766
		2006 Class B common units (2,526 units)		5/10/2007	3	4
		2007 Class B common units (315 units)		5/10/2007	—	—

					15,000	20,770
Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	112,876	201,199

					271,476	337,349		9.83%

Business Services
Aviation Properties Corporation(7)	Aviation services	Common stock (100 shares)		4/1/2010	—	—
CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	2,590

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($2,900 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	2,900	2,900	(16)
		Senior secured loan ($506 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	506	506
		Senior secured loan ($51,880 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	51,880	51,880	(2)
		Senior subordinated loan ($15,299 par due 12/2015)		4/1/2010	13,038	1,985	(15)
		Common stock (37,024 shares)		4/1/2010	—	—

					68,324	57,271

Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($18,630 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/12/2011	18,630	18,444	(16)
Coverall North America, Inc.	Commercial janitorial service provider	Subordinated notes ($9,435 par due 2/2016)	10.00% Cash, 2.00% PIK	2/22/2011	9,435	9,435
Diversified Collections Services, Inc.	Collections services	Preferred stock (3,944 shares)		5/18/2006	45	89
		Common stock (478,816 shares)		4/1/2010	1,478	3,345
		Common stock (124,987 shares)		2/5/2005	295	873

					1,818	4,307
HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (11,763,438 units)		6/26/2008	11,763	5,084
Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	926
Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,038
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,038
MVL Group, Inc.(7)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772
		Senior subordinated loan ($36,080 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	35,512	33,721
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	—
		Common stock (560,716 shares)		4/1/2010	—	—

					58,284	56,493

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($7,142 par due 11/2013)		7/31/2008	7,064	6,571	(15)
		Senior secured loan ($7,375 par due 5/2014)		11/20/2007	7,375	1,062	(15)
		Senior secured loan ($4,458 par due 11/2013)		11/20/2007	4,409	4,101	(3)(15)
		Common stock (85 shares)		11/20/2007	3,768	—

					22,616	11,734
Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common Units (1,972 units)		3/2/2012	1,000	1,000

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC	Bankruptcy and foreclosure processing services	Senior subordinated loan ($45,150 par due 2/2014)		2/9/2007	43,819	1,013	(15)
		Preferred units (30,000 units)		4/11/2006	3,000	—

					46,819	1,013

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	3,981	2,241	(15)
R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	157
Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	619
Tradesmen International, Inc.	Construction labor support	Junior secured loan ($10,085 par due 5/2014)	13.00% Cash, 1.00% PIK	4/1/2010	8,075	10,085
		Warrants to purchase up to 771,036 shares		4/1/2010	—	6,283

					8,075	16,368

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tripwire, Inc.	IT security software provider	Senior secured loan ($30,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	30,000	30,000	(16)
		Senior secured loan ($50,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	50,000	50,000	(2)(16)
		Class A common stock (2,970 shares)		5/23/2011	2,970	4,932
		Class B common stock (2,655,638 shares)		5/23/2011	30	50

					83,000	84,982
Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—
VSS-Tranzact Holdings, LLC(6)	Management consulting services	Series B preferred units (854 units)		11/7/2011	867	899
		Common membership interest (8.54% interest)		10/26/2007	10,204	224
		Warrants to purchase up to 4,206 units		11/7/2011	—	110

					11,071	1,233

					348,354	276,135		8.04%

Consumer Products—Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($8,626 par due 7/2015)	9.50% (Base Rate + 6.25%/Q)	9/3/2010	8,626	8,626	(3)(16)

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured revolving loan ($1,000 par due 10/2013)	4.22% (Libor + 3.75%/Q)	4/1/2010	1,000	1,000	(16)
		Senior secured revolving loan ($1,500 par due 10/2013)	4.10% (Libor + 3.75%/S)	4/1/2010	1,500	1,500	(16)
		Senior secured loan ($21,941 par due 10/2013)	13.44%	4/1/2010	21,498	21,941

					23,998	24,441
Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,659	4,659
		Common stock (455 shares)		10/31/2011	455	65

					5,114	4,724

Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Junior secured loan ($25,000 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	24,748	24,500	(2)(16)
		Class A common stock (155,000 shares)		8/26/2011	6,035	9,525
		Class B common stock (155,000 shares)		8/26/2011	6,035	9,525

					36,818	43,550

Making Memories Wholesale, Inc.(7)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($2,250 par due 8/2014)		8/21/2009	2,229	1,105	(15)
		Senior secured loan ($9,625 par due 8/2014)		8/21/2009	7,193	—	(15)
		Senior secured loan ($6,086 par due 8/2014)		8/21/2009	3,874	—	(15)
		Common stock (100 shares)		8/21/2009	—	—

					13,296	1,105

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan ($4,500 par due 6/2016)	13.00% (Libor + 12.00%/M)	6/30/2011	4,500	4,275	(16)
		Senior secured loan ($40,906 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	40,660	38,861	(2)(16)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	652
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—

					45,160	43,788
The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,842	27,000
		Junior secured loan ($31,576 par due 4/2015)	10.00% Cash, 5.00% PIK	4/1/2010	30,359	28,418
		Common units (1,116,879 units)		4/1/2010	24	15
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	42

					56,225	55,475
The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	5,834	6,564
		Common units (5,400 units)		6/21/2007	—	870

					5,834	7,434
Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	40,723	44,550
		Common stock (4,254 shares)		1/22/2010	1,222	2,504

					41,945	47,054

					237,016	236,197		6.88%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($61,161 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	61,161	61,161	(16)
		Senior secured loan ($49,745 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	49,745	49,745	(2)(16)
		Senior secured loan ($9,974 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	9,974	9,974	(4)(16)

					120,880	120,880

Microstar Logistics LLC	Keg management solutions provider	Junior secured loan ($60,000 par due 8/2016)	10.00% (Libor + 9.00%/Q)	8/5/2011	60,000	60,000	(16)
		Junior secured loan ($50,000 par due 8/2016)	10.00% (Libor + 9.00%/Q)	8/5/2011	50,000	50,000	(2)(16)

					110,000	110,000

					230,880	230,880		6.72%

Services—Other
Competitor Group, Inc.	Endurance sports media and event operator	Senior secured loan ($29,542 par due 1/2017)	9.50% (Libor + 8.00%/Q)	1/30/2012	29,542	29,542	(16)

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	Senior secured loan ($32,000 par due 3/2017)	7.75% (Base Rate + 4.50%/M)	3/30/2012	32,000	32,000	(16)
The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($17,100 par due 12/2016)	14.50%	12/22/2010	17,100	17,100
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	14,701	19,425

					31,801	36,525

Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Senior secured loan ($4,837 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,722	4,837	(3)(16)
		Junior secured loan ($36,900 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	36,900	36,900	(16)
		Junior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	50,000	(2)(16)
		Junior secured loan ($3,100 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	3,100	3,100	(3)(16)

					94,722	94,837

					188,065	192,904		5.62%

Manufacturing
Component Hardware Group, Inc.	Commercial equipment	Junior secured loan ($3,130 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,130	3,130
		Senior subordinated loan ($10,729 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	7,262	10,729
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	4,235

					10,392	18,094

HOPPY Holdings Corp.	Automotive and recreational vehicle aftermarket products	Senior secured loan ($13,988 par due 6/2016)	5.00% (Libor + 3.75%/M)	6/3/2011	13,988	13,568	(16)

MWI Holdings, Inc.	Highly engineered springs, fastners, and other precision components	Senior secured loan ($48,274 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	48,274	48,274	(16)
NetShape Technologies, Inc.	Metal precision engineered components	Senior secured revolving loan ($285 par due 2/2013)	3.94% (Libor + 3.75%/Q)	4/1/2010	147	250
		Senior secured revolving loan ($648 par due 2/2013)	4.22% (Libor + 3.75%/Q)	4/1/2010	335	568

					482	818

Protective Industries, Inc.	Plastic protection products	Senior secured loan ($14 par due 5/2017)	6.25% (Base Rate + 3.00%/M)	5/23/2011	14	14	(16)
		Senior secured loan ($5,575 par due 5/2017)	5.75% (Libor + 4.25%/M)	5/23/2011	5,575	5,519	(16)
		Senior subordinated loan ($733 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	733	733
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	3,497

					8,629	9,763

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—

Sigma International Group, Inc.(8)	Water treatment parts	Junior secured loan ($4,100 par due 4/2014)	10.00% (Libor + 3.50% Cash, 5.00% PIK /A)	7/8/2011	4,100	3,280	(16)

SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	Senior secured loan ($12,109 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	11,868	12,109	(16)

WP CPP Holdings, LLC	Precision engineered castings	Senior secured loan ($20,770 par due 10/2017)	8.50% (Libor + 7.00%/M)	10/11/2011	20,674	20,770	(16)
		Senior secured loan ($52 par due 10/2017)	9.25% (Base Rate + 6.00%/Q)	10/11/2011	52	52	(16)
		Senior secured loan ($49,875 par due 10/2017)	8.50% (Libor + 7.00%/M)	10/11/2011	49,626	49,875	(2)(16)
		Senior secured loan ($125 par due 10/2017)	9.25% (Base Rate + 6.00%/Q)	10/11/2011	125	125	(2)(16)

					70,477	70,822

					169,210	176,728		5.15%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Senior secured loan ($8,253 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	8,253	8,253	(3)(16)
		Senior subordinated loan ($22,481 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	22,481	22,481
		Senior subordinated loan ($10,581 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	10,581	10,581
		Senior subordinated loan ($33,595 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	33,595	33,595	(2)
		Warrants to purchase up to 378 shares		11/7/2007	—	4,661
		Warrants to purchase up to 200 shares		9/1/2010	—	2,466

					74,910	82,037

Dialog Telecom LLC	Broadband communication services	Senior secured loan ($16,475 par due 12/2013)	12.00% (Libor + 10.00% Cash, 1.50% PIK /Q)	6/20/2011	16,475	16,475	(16)
Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					91,385	98,512		2.87%

Retail
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership based buying club franchisor and operator	Limited partnership interest (66,667 shares)		4/1/2010	2,594	—
		Limited partnership interest (83,333 shares)		11/30/2007	8,333	—

					10,927	—

Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(2)(12)
		Common stock (19,672 shares)		5/28/2010	1,967	1,550

					41,967	41,550

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,218,481 shares)		8/8/2006	4,909	16,744

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($10,993 par due 3/2014)	9.00% (Libor + 7.00%/M)	9/28/2006	10,983	10,993	(2)(16)
		Senior secured loan ($10,000 par due 3/2014)	9.00% (Libor + 7.00%/M)	9/28/2006	9,991	10,000	(4)(16)
		Senior secured loan ($7,161 par due 3/2014)	9.00% (Libor + 7.00%/M)	9/28/2006	7,238	7,161	(3)(16)
		Class B Preferred stock (73 shares)		3/19/2009	—	2,056
		Preferred stock (80 shares)		9/28/2006	1,800	2,249
		Common stock (800 shares)		9/28/2006	200	2,804
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	3,135

					30,212	38,398

					88,015	96,692		2.82%

Grocery
Grocery Outlet Inc.	Value grocery retailer	Senior secured loan ($30,000 par due 12/2017)	10.50% (Libor + 9.00%/Q)	12/15/2011	30,000	30,000	(16)
		Senior secured loan ($1,342 par due 12/2017)	11.25% (Base Rate + 8.00%/Q)	12/15/2011	1,342	1,342	(16)
		Senior secured loan ($47,619 par due 12/2017)	10.50% (Libor + 9.00%/Q)	12/15/2011	47,619	47,619	(2)(16)
		Senior secured loan ($2,131 par due 12/2017)	11.25% (Base Rate + 8.00%/Q)	12/15/2011	2,131	2,131	(2)(16)
		Senior secured loan ($9,524 par due 12/2017)	10.50% (Libor + 9.00%/Q)	12/15/2011	9,524	9,524	(4)(16)
		Senior secured loan ($426 par due 12/2017)	11.25% (Base Rate + 8.00%/Q)	12/15/2011	426	426	(4)(16)

					91,042	91,042

					91,042	91,042		2.65%

Energy
La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($59,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	57,807	56,050	(16)
USG Nevada LLC	Geothermal, renewable energy, developer for electrical power and direct uses	Junior secured loan ($7,500 par due 6/2012)	4.01% (Libor + 3.50%/Q)	11/9/2011	7,500	7,500

					65,307	63,550		1.85%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,408
		Common stock (25,000 units)		12/16/2011	25	—

					2,500	2,408

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Stag-Parkway, Inc.(7)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(16)
		Preferred stock (4,200 shares)	16.50% PIK	9/30/2010	2,484	4,200
		Common stock (10,200 shares)		9/30/2010	—	16,290

					36,984	54,990

					39,484	57,398		1.67%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($24,460 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	24,460	24,460
		Member interest (10.00% interest)		4/1/2010	594	512
		Option (25,000 units)		4/1/2010	25	25

					25,079	24,997

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,423	2,004	(15)
Aquila Binks Forest Development, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—
		Commercial mortgage loan ($13,477 par due 12/2014)		4/1/2010	11,900	3,138	(15)

					11,900	3,138
Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	3,061
Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—
Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior secured loan ($433 par due 6/2010)	10.00%	4/1/2010	433	444
		Senior subordinated loan ($4,181 par due 1/2012)		4/1/2010	1,475	138	(15)
		Senior subordinated loan ($7,306 par due 6/2017)		4/1/2010	2,410	241	(15)
		Senior subordinated loan ($6,142 par due 9/2012)		4/1/2010	2,051	203	(15)
		Senior subordinated loan ($261 par due 3/2013)		4/1/2010	263	9	(15)
		Senior subordinated loan ($9,903 par due 9/2011)		4/1/2010	—	—	(15)
		Preferred equity interest		4/1/2010	—	39
		Common equity interest		4/1/2010	35	—

					6,667	1,074

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($35,239 par due 2/2011)		4/1/2010	3,945	3,631	(15)
		Common stock (93,500 shares)		4/1/2010	—	—

					3,945	3,631
NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	8,540

					55,331	46,445		1.35%

Printing, Publishing and Media
EarthColor, Inc.(7)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2013)	9.00% (Libor + 6.00%/M)	3/2/2006	1,141	1,050	(16)
		Senior secured revolving loan ($1,825 par due 10/2013)	9.00% (Base Rate + 5.00%/M)	3/2/2006	1,825	1,679	(16)
		Senior secured loan ($19 par due 10/2013)	10.00% (Libor + 6.00% Cash, 1.00% PIK /Q)	3/2/2006	19	18	(16)
		Senior secured loan ($—par due 10/2013)	10.00% (Base Rate + 5.00% Cash, 1.00% PIK /M)	3/2/2006	—	—	(16)
		Senior secured loan ($7,520 par due 10/2013)	10.00% (Libor + 6.00% Cash, 1.00% PIK /Q)	3/2/2006	7,221	7,069	(3)(16)
		Senior secured loan ($109 par due 10/2013)	10.00% (Base Rate + 5.00% Cash, 1.00% PIK /M)	3/2/2006	104	102	(3)(16)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—

					12,310	9,918

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Senior secured loan ($31,696 par due 3/2017)	9.00% (Libor + 7.50%/M)	9/29/2006	31,696	31,696	(16)
		Preferred stock (10,663 shares)		9/29/2006	1,066	4,782
		Common stock (15,393 shares)		9/29/2006	3	11

					32,765	36,489

					45,075	46,407		1.35%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($500 par due 10/2013)	12.00% (Libor + 9.00%/Q)	10/5/2007	500	500	(16)
		Senior secured loan ($8,301 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	8,301	8,301	(16)
		Senior secured loan ($4,986 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	4,986	4,986	(4)(16)
		Senior secured loan ($13,979 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	13,979	13,979	(3)(16)
		Senior units (50,000 units)		10/5/2007	5,000	1,932

					32,766	29,698
Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($8,230 par due 2/2013)	16.00% PIK	2/6/2008	8,230	8,230
		Preferred stock (6,258 shares)	8.00% PIK	9/1/2006	2,517	1,519

					10,747	9,749
Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	354
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—

					980	354

					44,493	39,801		1.16%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($41,325 par due 2/2014)	7.08% (Libor + 6.50%/Q)	4/1/2010	34,232	39,259

					34,232	39,259		1.14%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	541

					2,893	541
UL Holding Co., LLC(6)	Petroleum product manufacturer	Junior secured loan ($2,000 par due 12/2012)	9.34% (Libor + 8.88%/Q)	12/24/2007	2,000	2,000
		Junior secured loan ($2,000 par due 12/2012)	14.00%	12/24/2007	2,000	2,000
		Junior secured loan ($2,093 par due 12/2012)	9.41% (Libor + 8.88%/Q)	6/17/2011	2,093	2,093
		Junior secured loan ($2,061 par due 12/2012)	14.00%	12/24/2007	2,061	2,061
		Junior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000
		Junior secured loan ($2,919 par due 12/2012)	14.00%	12/24/2007	2,919	2,919	(2)
		Junior secured loan ($833 par due 12/2012)	9.41% (Libor + 8.88%/Q)	12/24/2007	833	833	(3)
		Junior secured loan ($1,794 par due 12/2012)	14.00%	12/24/2007	1,794	1,794	(3)
		Junior secured loan ($10,701 par due 12/2012)	9.39% (Libor + 8.88%/Q)	12/24/2007	10,701	10,701	(3)
		Class A common units (10,782 units)		6/17/2011	108	64
		Class B-5 common units (599,200 units)		4/25/2008	5,472	3,569
		Class B-4 common units (50,000 units)		6/17/2011	500	298
		Class C common units (618,091 units)		4/25/2008	—	3,681

					35,481	37,013

					38,374	37,554		1.09%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($37,020 par due 5/2017)	10.50% Cash, 5.00% PIK	11/29/2011	37,020	37,020
United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					37,020	37,020		1.08%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Environmental Services
AWTP, LLC(7)	Water treatment services	Junior secured loan ($4,161 par due 6/2015)	5.00% Cash, 5.00% PIK	4/18/2011	4,161	4,161
		Junior secured loan ($930 par due 6/2015)	15.00% PIK	4/18/2011	930	824
		Junior secured loan ($4,689 par due 6/2015)	15.00% PIK	4/18/2011	4,689	4,157	(3)
		Membership interests (90% interest)		4/18/2011	—	—

					9,780	9,142
RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)	12.50% PIK	3/1/2011	8,571	6,004
Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	21,460

					30,614	36,606		1.07%

Chemicals, Plastic and Rubber
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($8,227 par due 11/2013)	8.25% (Libor + 4.25%/M)	5/22/2006	8,227	8,227	(3)(16)
		Senior secured loan ($6,639 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	6,639	6,639	(16)
		Senior secured loan ($610 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	610	610	(3)(16)
		Senior secured loan ($9,967 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	9,967	9,967	(16)
		Senior secured loan ($915 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	915	915	(3)(16)
		Senior secured loan ($3,631 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	3,631	3,631
		Senior secured loan ($5,286 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	5,286	5,286	(2)

					35,275	35,275

					35,275	35,275		1.03%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($11,500 par due 10/2013)	4.74% (Libor + 4.50%/M)	10/11/2007	11,500	11,385	(3)(13)

					11,500	11,385		0.33%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	3,547

					2,500	3,547		0.10%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2012
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value	Percentage of Net Assets
Aerospace and Defense
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	97	97
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,114

					2,388	2,211

					2,388	2,211	0.06%

					$5,182,508	$5,204,531	151.58%

(1)
Other than our investments listed in footnote 7 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments, which as of March 31, 2012 represented 152% of the Company's net assets or 93% of the Company's total assets, are subject to legal restrictions on sales.

The investments not otherwise pledged as collateral for the Debt Securitization, the Revolving Funding Facility or the SMBC Funding Facility (each as defined in Note 5 to the consolidated financial statements) by the respective obligors thereunder are pledged as collateral by the Company and certain of its other subsidiaries for the Revolving Credit Facility (as defined in Note 5 to the consolidated financial statements) (except for a limited number of exceptions as provided in the credit agreement governing the Revolving Credit Facility).

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the Debt Securitization.

(4)
These assets are owned by the Company's wholly owned subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of a portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2012 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$795	$—	$—	$—	$—	$(18)
Apple & Eve, LLC and US Juice Partners, LLC	$—	$4,079	$—	$899	$—	$—	$11	$—	$(1,395)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$1,464
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$75	$—	$292	$—	$—	$—	$—	$470
The Dwyer Group	$—	$—	$—	$616	$—	$288	$—	$—	$2,126
ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation	$—	$—	$—	$—	$—	$—	$2	$—	$(941)
Firstlight Financial Corporation	$—	$—	$—	$178	$—	$—	$63	$—	$6,204
Insight Pharmaceuticals Corporation	$—	$—	$—	$845	$—	$—	$—	$—	$425
Investor Group Services, LLC	$—	$—	$—	$—	$—	$28	$4	$—	$67
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$210
Pillar Processing LLC and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$(188)
Soteria Imaging Services, LLC	$—	$27	$—	$95	$—	$—	$—	$3	$29
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$167
UL Holding Co., LLC	$500	$61	$—	$872	$—	$—	$8	$—	$1,473

(7)
As defined in the Investment Company Act, we are deemed to be both an "Affiliated Person" and to "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the three months ended March 31, 2012 in which the issuer was both an Affiliated company and a portfolio company that we are deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$9	$—	$—	$—	$1	$—	$—	$(19)
Allied Capital REIT, Inc.	$—	$—	$375	$—	$—	$41	$—	$147	$(314)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,935
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
AWTP, LLC	$—	$—	$—	$310	$—	$—	$—	$—	$1,011
BenefitMall Holdings, Inc.	$—	$—	$—	$1,835	$—	$—	$125	$—	$106
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$243
Ciena Capital LLC	$—	$—	$—	$1,183	$—	$—	$—	$—	$2,958
Citipostal, Inc.	$—	$300	$—	$1,905	$—	$—	$92	$—	$411
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$11	$—	$—	$—	$—	$—
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$6
HCP Acquisition Holdings, LLC	$671	$—	$—	$—	$—	$—	$—	$—	$(510)
Hot Light Brands, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$(61)
Huddle House Inc.	$—	$20,801	$—	$678	$—	$—	$187	$(1,693)	$1,701
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$4,762	$—	$—	$6,603
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$—	$1,266	$—	$—	$—	$—	$480
LVCG Holdings, LLC	$—	$—	$6,600	$—	$—	$—	$—	$(6,590)	$6,600
Making Memories Wholesale, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$158
MVL Group, Inc.	$—	$—	$—	$2,004	$—	$—	$—	$—	$(351)
Orion Foods, LLC	$4,000	$110	$—	$2,587	$—	$—	$203	$—	$(3,326)
Senior Secured Loan Fund LLC*	$65,989	$—	$—	$43,267	$9,783	$—	$4,140	$—	$535
Stag-Parkway, Inc.	$—	$—	$—	$1,079	$—	$173	$63	$—	$1,367
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$—	$—	$—	$—	$124	$—	$—	$537

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), we co-invest through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP, consisting of representatives of an affiliate of the Company and an affiliate of GE; therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". Ares Capital provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release), Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in our schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(11)
Variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5.00% on $18 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $12 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(14)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 4.00% on $44 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(15)
Loan was on non-accrual status as of March 31, 2012.

(16)
Loan includes interest rate floor feature.

(17)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value	Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(6)(8)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$216	$132
CIC Flex, LP(8)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,533	3,130
Covestia Capital Partners, LP(8)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,111
Dynamic India Fund IV, LLC(8)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,728
Firstlight Financial Corporation(5)(8)	Investment company	Senior subordinated loan ($71,542 par due 12/2016)	1.00% PIK	12/31/2006	71,269	67,947
		Class A common stock (10,000 shares)		12/31/2006	10,000	—
		Class B common stock (30,000 shares)		12/31/2006	30,000	—

					111,269	67,947
HCI Equity, LLC(6)(7)(8)	Investment company	Member interest (100.00% interest)		4/1/2010	808	730
Imperial Capital Private Opportunities, LP(8)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,643	5,120
Ivy Hill Middle Market Credit Fund, Ltd.(6)(7)(8)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	38,000
		Subordinated notes ($16 par due 11/2018)	15.00%	11/20/2007	15,515	16,000

					55,515	54,000
Kodiak Funding, LP(8)	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	868	823
Novak Biddle Venture Partners III, L.P.(8)	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	221	196
Partnership Capital Growth Fund I, L.P.(8)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,791	3,726
Partnership Capital Growth Fund III, L.P.(8)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	1,322	1,250
Senior Secured Loan Fund LLC(6)(9)(17)	Co-investment vehicle	Subordinated certificates ($1,044,977 par due 12/2020)	8.38% (Libor + 8.00%/Q)	10/30/2009	1,034,254	1,059,178
VSC Investors LLC(8)	Investment company	Membership interest (1.95% interest)		1/24/2008	1,139	997

					1,222,460	1,203,068	38.23%

Healthcare—Services
BenefitMall Holdings Inc.(6)	Employee benefits broker services company	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
		Common stock (39,274,290 shares)		4/1/2010	53,510	59,990
		Warrants		4/1/2010	—	—

					93,836	100,316

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,158

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(5)	Healthcare analysis services	Senior secured loan ($7,245 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,245	6,883	(2)(16)
		Senior secured loan ($18 par due 3/2017)	8.75% (Base Rate + 5.50%/Q)	3/15/2011	18	17	(2)(16)
		Senior secured loan ($7,642 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,642	7,260	(3)(16)
		Senior secured loan ($19 par due 3/2017)	8.75% (Base Rate + 5.50%/Q)	3/15/2011	19	18	(3)(16)
		Class A common stock (9,679 shares)		6/15/2007	4,000	8,745
		Class C common stock (1,546 shares)		6/15/2007	—	1,397

					18,924	24,320
INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	1,403

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($12,638 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	12,638	12,638	(16)
		Senior secured loan ($44,393 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	44,393	44,393	(2)(16)
		Senior secured loan ($8,257 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	8,257	8,257	(3)(16)

					65,288	65,288

MW Dental Holding Corp.	Dental services	Senior secured revolving loan ($1,700 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	1,700	1,700	(16)
		Senior secured loan ($15,384 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	15,384	15,384	(16)
		Senior secured loan ($49,750 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,750	49,750	(2)(16)
		Senior secured loan ($2,686 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	2,686	2,686	(3)(16)

					69,520	69,520

Napa Management Services Corporation	Anesthesia management services provider	Senior secured loan ($10,892 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	10,563	10,892	(16)
		Senior secured loan ($29,437 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	29,437	29,437	(2)(16)
		Senior secured loan ($7,752 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	7,752	7,752	(3)(16)
		Common units (5,000 units)		4/15/2011	5,000	5,513

					52,752	53,594
NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,985

					53,079	53,564

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	3,073
Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	9,218
		Common stock (16,106 shares)		7/30/2008	100	—

					11,256	9,218

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior secured loan ($9,108 par due 11/2015)	6.75% (Libor + 5.00%/Q)	11/3/2010	9,085	9,108	(3)(16)
		Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,956	4,000
		Preferred stock (333 shares)		3/12/2008	125	15
		Common stock (16,667 shares)		3/12/2008	167	754

					13,333	13,877

PRA Holdings, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.56% (Libor + 4.00%/Q)	12/14/2007	11,034	11,103	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.56% (Libor + 4.00%/Q)	12/14/2007	11,682	11,760	(3)

					22,716	22,863

RCHP, Inc.	Operator of general acute care hospitals	Junior secured loan ($15,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	15,000	15,000	(16)
		Junior secured loan ($50,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	50,000	50,000	(2)(16)

					65,000	65,000

Reed Group, Ltd.	Medical disability management services provider	Senior secured revolving loan ($1,650 par due 12/2013)		4/1/2010	1,497	1,402	(15)
		Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	(15)
		Senior secured loan ($20,777 par due 12/2013)		4/1/2010	15,918	2,431	(15)
		Equity interests		4/1/2010	203	—

					26,747	12,975
Soteria Imaging Services, LLC(5)	Outpatient medical imaging provider	Junior secured loan ($1,189 par due 11/2010)	14.50%	4/1/2010	1,057	808
		Junior secured loan ($1,699 par due 11/2010)	12.50%	4/1/2010	1,529	1,154
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,586	1,962

Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($75,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	75,000	74,250	(16)
		Junior secured loan ($50,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	50,000	49,500	(2)(16)

					125,000	123,750

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
U.S. Renal Care, Inc.	Dialysis provider	Senior secured loan ($7,444 par due 12/2016)	5.50% (Libor + 4.00%/Q)	6/9/2011	7,407	7,295	(16)
		Senior subordinated loan ($50,569 par due 6/2018)	11.25% Cash, 2.00% PIK	5/24/2010	50,569	50,569	(2)

					57,976	57,864
Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	5,057

					687,797	684,802		21.76%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured revolving loan ($100 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	100	100	(16)
		Senior secured loan ($26,199 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	26,199	26,199	(16)
		Senior secured loan ($53,468 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	53,468	53,468	(2)(16)

					79,767	79,767
Campus Management Corp. and Campus Management Acquisition Corp.(5)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	11,096

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($17,857 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	17,857	17,857	(16)
		Junior secured loan ($31,835 par due 12/2015)	15.40% (Libor + 11.00% Cash, 4.00% PIK /Q)	12/10/2010	31,835	31,835
		Junior secured loan ($9,582 par due 12/2015)	15.46% (Libor + 11.00% Cash, 4.00% PIK /Q)	12/10/2010	9,582	9,582
		Warrants to purchase up to 578,427 shares		12/10/2010	—	258

					59,274	59,532
eInstruction Corporation	Developer and manufacturer of educational software products	Junior secured loan ($17,000 par due 7/2014)	12.00% (Base Rate + 8.25%/M)	4/1/2010	15,396	12,410
		Senior subordinated loan ($27,281 par due 1/2015)		4/1/2010	24,151	1,467	(15)
		Common stock (2,406 shares)		4/1/2010	926	—

					40,473	13,877
ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(5)	Developer, manufacturer and distributor of educational products	Preferred stock (99,492 shares)		8/1/2011	10,149	9,154
		Common stock (50,800 shares)		8/1/2011	51	—

					10,200	9,154

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Infilaw Holding, LLC	Operator of for-profit law schools	Senior secured loan ($29,925 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	29,925	29,925	(2)(16)
		Series A preferred units (131,000 units)	10.75% (Base Rate + 7.50%/Q)	8/25/2011	131,000	131,000	(16)

					160,925	160,925
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	6,153
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	303
		Common stock (20 shares)		6/7/2010	—	—

					5,689	6,456
JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured revolving loan ($2,225 par due 12/2014)	12.75% (Base Rate + 9.50%/Q)	12/31/2009	2,225	2,225	(16)
		Senior secured loan ($20,056 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	20,056	20,056	(16)
		Senior secured loan ($9,714 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	9,714	9,714	(3)(16)

					31,995	31,995

Lakeland Tours, LLC	Educational travel provider	Senior secured revolving loan ($3,750 par due 12/2016)	6.75% (Base Rate + 3.50%/Q)	10/4/2011	3,750	3,750	(16)
		Senior secured loan ($64,338 par due 12/2016)	10.00% (Libor + 8.50%/Q)	10/4/2011	64,136	64,338	(13)(16)
		Senior secured loan ($15,362 par due 12/2016)	6.00% (Libor + 4.50%/Q)	10/4/2011	15,314	15,362	(16)
		Senior secured loan ($40,362 par due 12/2016)	10.00% (Libor + 8.50%/Q)	10/4/2011	40,231	40,362	(2)(13)(16)
		Senior secured loan ($9,638 par due 12/2016)	6.00% (Libor + 4.50%/Q)	10/4/2011	9,606	9,638	(2)(16)
		Common stock (5,000 shares)		10/4/2011	5,000	5,000

					138,037	138,450

R3 Education, Inc. and EIC Acquisitions Corp.(7)	Medical school operator	Senior secured loan ($6,162 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	6,162	11,508	(16)
		Senior secured loan ($4,819 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,819	8,996	(3)(16)
		Senior secured loan ($6,509 par due 4/2013)	13.00% PIK	12/8/2009	4,030	12,149
		Preferred stock (8,800 shares)		7/30/2008	2,200	1,650
		Common membership interest (26.27% interest)		9/21/2007	15,800	23,207
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—

					33,011	57,510

					569,891	568,762		18.07%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	(16)
		Senior secured revolving loan ($258 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	258	258	(16)
		Senior secured loan ($7,305 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	7,305	7,305	(16)
		Senior secured loan ($64 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	64	64	(16)
		Senior secured loan ($11,277 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,280	11,277	(2)(16)
		Senior secured loan ($9,402 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,402	9,402	(3)(16)
		Promissory note ($14,897,360 par due 11/2016)		6/1/2006	14,886	10,905
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—

					45,205	41,221
Huddle House, Inc.(6)	Restaurant owner and operator	Senior subordinated loan ($20,924 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	20,641	18,939
		Common stock (358,279 shares)		4/1/2010	—	—

					20,641	18,939

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(6)	Convenience food service retailer	Senior secured revolving loan ($3,300 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	3,300	3,300	(16)
		Senior secured loan ($33,917 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,917	33,917	(2)(16)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	26,111	30,483
		Preferred units (10,000 units)		10/28/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					63,328	67,700

OTG Management, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,875 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/9/2011	1,875	1,875	(16)
		Senior secured revolving loan ($937 par due 8/2016)	9.25% (Base Rate + 6.00%/M)	8/9/2011	937	937	(16)
		Senior secured loan ($17,187 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/9/2011	17,187	17,187	(16)
		Junior secured loan ($29,285 par due 8/2016)	14.50% (Libor + 13.00%/M)	8/9/2011	29,285	29,285	(16)
		Common units (3,000,000 units)		1/5/2011	3,000	2,610
		Warrants to purchase up to 100,866 shares of common stock		6/19/2008	100	4,544

					52,384	56,438

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PMI Holdings, Inc.	Restaurant owner and operator	Senior secured revolving loan ($2,500 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	2,500	2,500	(16)
		Senior secured revolving loan ($250 par due 5/2015)	10.25% (Base Rate + 7.00%/Q)	5/5/2010	250	250	(16)
		Senior secured loan ($9,008 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,008	9,008	(2)(16)
		Senior secured loan ($4 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	4	4	(2)(16)
		Senior secured loan ($9,008 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,008	9,008	(3)(16)
		Senior secured loan ($4 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	4	4	(3)(16)

					20,774	20,774

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($34,575 par due 7/2012)	13.00% (Libor + 9.00% Cash, 2.00% PIK /Q)	4/1/2010	31,283	34,575	(16)
		Preferred stock (46,690 shares)		4/1/2010	—	117
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—

					31,283	34,692
Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Junior secured loan ($70,250 par due 5/2015)	11.00%	5/23/2008	68,885	70,250
		Junior secured loan ($30,000 par due 5/2015)	11.00%	5/23/2008	30,000	30,000	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	6,211

					106,385	106,461

					340,000	346,225		11.00%

Business Services
Acentia (fka Interactive Technology Solutions, LLC)	IT services provider	Senior secured loan ($7,332 par due 6/2015)	8.75% (Base Rate + 5.50%/Q)	10/21/2010	7,332	7,332	(16)
		Senior secured loan ($8,214 par due 6/2015)	8.75% (Base Rate + 5.50%/Q)	10/21/2010	8,214	8,214	(3)(16)

					15,546	15,546
Aviation Properties Corporation(6)	Aviation services	Common stock (100 shares)		4/1/2010	—	—
CIBT Investment Holdings, LLC	Travel documents services	Class A shares (2,500 shares)		12/15/2011	2,500	2,500

CitiPostal Inc.(6)	Document storage and management services	Senior secured revolving loan ($3,200 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	3,200	3,200	(16)
		Senior secured loan ($499 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	499	499
		Senior secured loan ($51,161 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	51,161	51,161	(2)
		Senior subordinated loan ($14,698 par due 12/2015)		4/1/2010	13,038	1,574	(15)
		Common stock (37,024 shares)		4/1/2010	—	—

					67,898	56,434

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($18,377 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/12/2011	18,377	18,193	(16)
Coverall North America, Inc.(6)	Commercial janitorial service provider	Subordinated notes ($9,386 par due 2/2016)	10.00% Cash, 2.00% PIK	2/22/2011	9,386	9,386

Diversified Collections Services, Inc.	Collections services	Senior secured loan ($34,000 par due 9/2012)	14.00% (Base Rate+ 10.75%/M)	6/25/2010	34,000	34,000	(2)(16)
		Senior secured loan ($5,263 par due 3/2012)	7.75% (Base Rate + 4.50%/M)	6/25/2010	5,263	5,263	(3)(16)
		Senior secured loan ($2,000 par due 9/2012)	14.00% (Base Rate + 10.75%/M)	6/25/2010	2,000	2,000	(3)(16)
		Preferred stock (14,927 shares)		5/18/2006	169	328
		Common stock (478,816 shares)		4/1/2010	1,478	3,274
		Common stock (114,004 shares)		2/5/2005	295	918

					43,205	45,783
HCP Acquisition Holdings, LLC(6)	Healthcare compliance advisory services	Class A units (11,092,585 units)		6/26/2008	11,093	4,923
Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200
Investor Group Services, LLC(5)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	859
Multi-Ad Services, Inc.(5)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,828
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,828
MVL Group, Inc.(6)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772
		Senior subordinated loan ($35,851 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	35,283	33,844
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	—
		Common stock (560,716 shares)		4/1/2010	—	—

					58,055	56,616

Pillar Processing LLC and PHL Holding Co.(5)	Mortgage services	Senior secured loan ($7,375 par due 5/2014)		7/31/2008	7,375	1,250	(15)
		Senior secured loan ($7,142 par due 11/2013)		11/20/2007	7,064	6,571	(15)
		Senior secured loan ($4,458 par due 11/2013)		11/20/2007	4,409	4,101	(3)(15)
		Common stock (85 shares)			3,768	—

					22,616	11,922

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC	Bankruptcy and foreclosure processing services	Senior subordinated loan ($44,926 par due 2/2014)		2/9/2007	43,819	5,273	(15)
		Preferred units (30,000 units)		4/11/2006	3,000	—

					46,819	5,273

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	4,222	3,389	(15)
R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	157
Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	566
Tradesmen International, Inc.	Construction labor support	Junior secured loan ($10,050 par due 5/2014)	13.00% Cash, 1.00% PIK	4/1/2010	7,872	10,050
		Warrants to purchase up to 771,036 shares		4/1/2010	—	5,002

					7,872	15,052

Tripwire, Inc.	IT security software provider	Senior secured loan ($30,000 par due 5/2018)	8.50% (Libor + 7.25%/Q)	5/23/2011	30,000	30,000	(16)
		Senior secured loan ($50,000 par due 5/2018)	8.50% (Libor + 7.25%/Q)	5/23/2011	50,000	50,000	(2)(16)
		Class B common stock (2,655,638 shares)		5/23/2011	30	38
		Class A common stock (2,970 shares)		5/23/2011	2,970	3,754

					83,000	83,792
Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—
VSS-Tranzact Holdings, LLC(5)	Management consulting services	Series B preferred units (854 units)		11/7/2011	867	768
		Common membership interest (8.54% interest)		10/26/2007	10,204	200
		Warrants to purchase up to 4,206 units		11/7/2011	—	98

					11,071	1,066

					402,698	333,485		10.60%

Financial Services
AllBridge Financial, LLC(6)	Asset management services	Equity interests		4/1/2010	11,395	11,733
Callidus Capital Corporation(6)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	776
Ciena Capital LLC(6)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2013)	6.00%	11/29/2010	14,000	14,000
		Senior secured loan ($32,000 par due 12/2015)	12.00%	11/29/2010	32,000	32,000
		Equity interests		11/29/2010	53,374	20,051

					99,374	66,051

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($19,500 par due 6/2015)	15.00%	4/1/2010	19,500	19,500
Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($3,750 par due 9/2015)	9.00%	9/30/2011	3,750	3,550
Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	6,500	7,822
		Common stock (650,000 shares)		10/13/2010	—	—

					6,500	7,822
Imperial Capital Group, LLC	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	20,445
		2006 Class B common units (2,526 units)		5/10/2007	3	4
		2007 Class B common units (315 units)		5/10/2007	—	—

					15,000	20,449
Ivy Hill Asset Management, L.P.(6)(8)	Asset management services	Member interest (100.00% interest)		6/15/2009	112,876	194,597

					271,395	324,478		10.31%

Consumer Products—Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($26 par due 7/2015)	9.50% (Base Rate + 6.25%/Q)	9/3/2010	26	26	(3)(16)
		Senior secured loan ($8,819 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	8,819	8,819	(3)(16)

					8,845	8,845
Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured loan ($21,941 par due 10/2013)	13.44%	4/1/2010	21,435	21,941
Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,591	4,591
		Common stock (455 shares)		10/31/2011	455	455

					5,046	5,046

Insight Pharmaceuticals Corporation(5)	OTC drug products manufacturer	Junior secured loan ($25,000 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	24,740	24,000	(2)(16)
		Class A common stock (155,000 shares)		8/26/2011	6,035	9,559
		Class B common stock (155,000 shares)		8/26/2011	6,035	9,559

					36,810	43,118

Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($2,250 par due 8/2014)		8/21/2009	2,229	963	(15)
		Senior secured loan ($9,625 par due 8/2014)		8/21/2009	7,193	—	(15)
		Senior secured loan ($5,973 par due 8/2014)		8/21/2009	3,874	—	(15)
		Common stock (100 shares)		8/21/2009	—	—

					13,296	963

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan ($10,000 par due 6/2016)	13.00% (Libor + 12.00%/M)	6/30/2011	10,000	9,700	(16)
		Senior secured loan ($41,437 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	41,178	40,194	(2)(16)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	1,504

					51,178	51,398
The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,764	27,000
		Junior secured loan ($31,178 par due 4/2015)	10.00% Cash, 5.00% PIK	4/1/2010	29,879	28,060
		Common units (1,116,879 units)		4/1/2010	24	25
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	72

					55,667	55,157
The Thymes, LLC(6)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,111	6,420
		Common units (5,400 units)		6/21/2007	—	754

					6,111	7,174
Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	40,444	44,100
		Common stock (4,254 shares)		1/22/2010	1,222	2,280

					41,666	46,380

					240,054	240,022		7.63%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($71,318 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	71,318	69,891	(16)
		Senior secured loan ($49,873 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	49,873	48,875	(2)(16)

					121,191	118,766

Microstar Logistics LLC	Keg management solutions provider	Junior secured loan ($60,000 par due 8/2016)	10.00% (Libor + 9.00%/Q)	8/5/2011	60,000	60,000	(16)
		Junior secured loan ($50,000 par due 8/2016)	10.00% (Libor + 9.00%/Q)	8/5/2011	50,000	50,000	(2)(16)

					110,000	110,000

					231,191	228,766		7.27%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($134,475 par due 7/2017)	7.25% (Libor + 5.75%/M)	7/22/2011	134,475	132,794	(14)(16)
		Senior secured loan ($49,875 par due 7/2017)	7.25% (Libor + 5.75%/M)	7/22/2011	49,875	49,252	(2)(16)

					184,350	182,046

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	95	95
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,920

					2,386	2,015

					186,736	184,061		5.85%

Manufacturing
Component Hardware Group, Inc.	Commercial equipment	Junior secured loan ($3,106 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,106	3,106
		Senior subordinated loan ($10,596 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	6,932	10,596
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	3,181

					10,038	16,883

HOPPY Holdings Corp.	Automotive and recreational vehicle aftermarket products	Senior secured loan ($13,988 par due 6/2016)	5.00% (Libor + 3.75%/M)	6/3/2011	13,988	13,289	(16)

MWI Holdings, Inc.	Highly engineered springs, fasteners, and other precision components	Senior secured loan ($29,914 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	29,914	29,914	(16)
NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($91 par due 2/2013)	3.96% (Libor + 3.75%/M)	4/1/2010	44	69
		Senior secured revolving loan ($778 par due 2/2013)	4.33% (Libor + 3.75%/Q)	4/1/2010	374	587

					418	656

Protective Industries, Inc.	Plastic protection products	Senior secured loan ($14 par due 5/2017)	6.25% (Base Rate + 3.00%/M)	5/23/2011	14	14	(16)
		Senior secured loan ($5,589 par due 5/2017)	5.75% (Libor + 4.25%/M)	5/23/2011	5,589	5,421	(16)
		Senior subordinated loan ($720 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	720	720
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	3,101

					8,630	9,256
Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—

Sigma International Group, Inc.(7)	Water treatment parts	Junior secured loan ($4,048 par due 4/2014)	10.00% (Libor + 3.50% Cash, 5.00% PIK /A)	7/8/2011	4,048	3,036	(16)

WP CPP Holdings, LLC	Precision engineered castings	Senior secured loan ($20,822 par due 10/2017)	8.50% (Libor + 7.00%/M)	10/11/2011	20,720	20,406	(16)
		Senior secured loan ($50,000 par due 10/2017)	8.50% (Libor + 7.00%/M)	10/11/2011	49,745	49,000	(2)(16)

					70,465	69,406

					138,501	142,440		4.5 3%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Services—Other
The Dwyer Group (5)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($17,100 par due 12/2016)	14.50%	12/22/2010	17,100	17,100
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	14,413	17,011

					31,513	34,111

Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Senior secured loan ($4,850 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,723	4,850	(3)(16)
		Junior secured loan ($36,900 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	36,900	36,900	(16)
		Junior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	50,000	(2)(16)
		Junior secured loan ($3,100 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	3,100	3,100	(3)(16)

					94,723	94,850

					126,236	128,961		4.10%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Senior secured loan ($8,754 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	8,754	8,754	(3)(16)
		Senior subordinated loan ($10,529 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	10,529	10,529
		Senior subordinated loan ($22,150 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	22,150	22,150
		Senior subordinated loan ($33,429 par due 11/2014)	12.00% Cash, 2.00% PIK	2/8/2008	33,429	33,429	(2)
		Warrants to purchase up to 378 shares		11/7/2007	—	6,286
		Warrants to purchase up to 200 shares		9/1/2010	—	3,326

					74,862	84,474

Dialog Telecom LLC	Broadband communication services	Senior secured loan ($16,412 par due 12/2012)	12.08% (Libor + 7.50% Cash, 4.00% PIK /Q)	6/20/2011	16,412	16,412	(16)
Startec Equity, LLC(6)	Communication services	Member interest		4/1/2010	—	—

					91,274	100,886		3.21%

Grocery
Grocery Outlet Inc.	Value grocery retailer	Senior secured revolving loan ($3,100 par due 12/2017)	11.25% (Base Rate + 8.00%/Q)	12/15/2011	3,100	3,100	(16)
		Senior secured loan ($91,500 par due 12/2017)	10.50% (Libor + 9.00%/Q)	12/15/2011	91,500	91,500	(16)

					94,600	94,600

					94,600	94,600		3.01%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Retail
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(5)	Membership based buying club franchisor and operator	Limited partnership interest (66,667 shares)		4/1/2010	2,594	—
		Limited partnership interest (83,333 shares)		11/30/2007	8,333	—

					10,927	—

Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(2)(11)
		Common stock (19,672 shares)		5/28/2010	1,967	1,618

					41,967	41,618
Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,218,481 shares)		8/8/2006	4,909	12,556

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($21,433 par due 3/2014)	9.00% (Base Rate + 7.00%/M)	9/28/2006	21,414	21,433	(16)
		Senior secured loan ($8,226 par due 3/2014)	9.00% (Base Rate + 7.00%/M)	9/28/2006	8,302	8,226	(3)(16)
		Class B Preferred stock (73 shares)		3/19/2009	—	2,056
		Preferred stock (80 shares)		9/28/2006	1,800	2,249
		Common stock (800 shares)		9/28/2006	200	2,172
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	2,324

					31,716	38,460

					89,519	92,634		2.94%

Energy
La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($59,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	57,775	56,050	(16)
USG Nevada LLC	Geothermal, renewable energy, developer for electrical power and direct uses	Junior secured loan ($7,500 par due 6/2012)	3.94% (Libor + 3.50%/Q)	11/9/2011	7,500	7,500

					65,275	63,550		2.02%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,475
		Common stock (25,000 units)		12/16/2011	25	25

					2,500	2,500

Stag-Parkway, Inc.(6)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(16)
		Preferred stock (4,200 shares)	16.50% PIK	9/30/2010	2,368	4,200
		Common stock (10,200 shares)		9/30/2010	—	14,807

					36,868	53,507

					39,368	56,007		1.78%

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commercial Real Estate Finance
10th Street, LLC(5)	Real estate holding company	Senior subordinated loan ($24,213 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	24,213	24,213
		Member interest (10.00% interest)		4/1/2010	594	529
		Option (25,000 units)		4/1/2010	25	25

					24,832	24,767

Allied Capital REIT, Inc.(6)	Real estate investment trust	Real estate equity interests		4/1/2010	50	50
		Real estate equity interests		4/1/2010	325	639

					375	689

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,611	1,967	(15)

Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($13,477 par due 12/2014)		4/1/2010	11,900	4,013	(15)
		Real estate equity interests		4/1/2010	—	—

					11,900	4,013
Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	2,507
Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—
Crescent Hotels & Resorts, LLC and affiliates(6)	Hotel operator	Senior secured loan ($433 par due 6/2010)	10.00%	4/1/2010	433	444
		Senior subordinated loan ($9,071 par due 1/2012)		4/1/2010	1,475	138	(15)
		Senior subordinated loan ($9,399 par due 6/2017)		4/1/2010	2,410	241	(15)
		Senior subordinated loan ($10,967 par due 9/2012)		4/1/2010	2,051	202	(15)
		Senior subordinated loan ($261 par due 3/2013)		4/1/2010	263	9	(15)
		Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(15)
		Preferred equity interest		4/1/2010	—	39
		Common equity interest		4/1/2010	35	—

					6,667	1,073

Hot Light Brands, Inc.(6)	Real estate holding company	Senior secured loan ($35,239 par due 2/2011)		4/1/2010	3,945	3,692	(15)
		Common stock (93,500 shares)		4/1/2010	—	—

					3,945	3,692
NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	7,959

					55,647	46,667		1.48%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(5)	Juice manufacturer	Senior secured revolving loan ($2,000 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	2,000	2,000	(16)
		Senior secured revolving loan ($2,500 par due 10/2013)	12.00% (Base Rate + 8.00%/Q)	10/5/2007	2,500	2,500	(16)
		Senior secured loan ($13,325 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	13,325	13,325	(16)
		Senior secured loan ($14,019 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,019	14,019	(3)(16)
		Senior units (50,000 units)		10/5/2007	5,000	3,326

					36,844	35,170

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($7,615 par due 2/2013)	16.00% PIK	2/6/2008	7,615	7,615
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,519

					10,115	9,134
Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	568
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—

					980	568

					47,939	44,872		1.43%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($41,325 par due 2/2014)	7.08% (Libor + 6.50%/Q)	4/1/2010	33,467	37,192

					33,467	37,192		1.18%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($37,020 par due 5/2017)	10.50% Cash, 5.00% PIK	11/29/2011	37,020	37,020
United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					37,020	37,020		1.18%

Environmental Services
AWTP, LLC(6)	Water treatment services	Junior secured loan ($4,109 par due 6/2015)	5.00% Cash, 5.00% PIK	4/18/2011	4,109	4,109
		Junior secured loan ($896 par due 6/2015)	15.00% PIK	4/18/2011	896	623
		Junior secured loan ($4,518 par due 6/2015)	15.00% PIK	4/18/2011	4,518	3,142	(3)
		Membership interests (90% interest)		4/18/2011	—	—

					9,523	7,874
RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)	12.50% PIK	3/1/2011	8,311	8,283
Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	20,540

					30,097	36,697		1.17%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	172

					2,893	172

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC	Petroleum product manufacturer	Junior secured loan ($2,098 par due 12/2012)	9.31% (Libor + 8.88%/Q)	12/24/2007	2,098	2,098
		Junior secured loan ($4,073 par due 12/2012)	14.00%	12/24/2007	4,073	4,073
		Junior secured loan ($2,000 par due 12/2012)	9.45% (Libor + 8.88%/Q)	6/17/2011	2,000	2,000
		Junior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000
		Junior secured loan ($2,926 par due 12/2012)	14.00%	12/24/2007	2,926	2,926	(2)
		Junior secured loan ($835 par due 12/2012)	9.31% (Libor + 8.88%/Q)	12/24/2007	835	835	(3)
		Junior secured loan ($1,801 par due 12/2012)	14.00%	12/24/2007	1,801	1,801	(3)
		Junior secured loan ($10,728 par due 12/2012)	9.32% (Libor + 8.88%/Q)	12/24/2007	10,728	10,728	(3)
		Class A common units (8,982 units)		6/17/2011	90	46
		Class B-4 common units (50,000 units)		4/25/2008	500	255
		Class B-5 common units (499,000 units)		6/17/2011	4,990	2,541
		Class C common units (549,491 units)		4/25/2008	—	2,798

					35,041	35,101

					37,934	35,273		1.12%

Chemicals, Plastic and Rubber
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($3,603 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	3,603	3,603
		Senior secured loan ($9,967 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	9,967	9,967	(16)
		Senior secured loan ($6,639 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	6,639	6,639	(16)
		Senior secured loan ($5,246 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	5,246	5,246	(2)
		Senior secured loan ($8,227 par due 11/2013)	8.25% (Libor + 4.25%/M)	5/22/2006	8,227	8,227	(3)(16)
		Senior secured loan ($915 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	915	915	(3)(16)
		Senior secured loan ($610 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	610	610	(3)(16)

					35,207	35,207

					35,207	35,207		1.12%

Printing, Publishing and Media
EarthColor, Inc.(6)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—
LVCG Holdings LLC(6)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	—

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2013)	9.00% (Libor + 6.00%/M)	3/2/2006	1,141	1,027	(16)
		Senior secured revolving loan ($1,031 par due 10/2013)	9.00% (Base Rate + 5.00%/M)	3/2/2006	1,031	928	(16)
		Senior secured loan ($20 par due 10/2013)	10.00% (Libor + 6.00% Cash, 1.00% PIK/Q)	3/2/2006	20	18	(16)
		Senior secured loan ($7,520 par due 10/2013)	10.00% (Libor + 6.00% Cash, 1.00% PIK/Q)	3/2/2006	7,217	6,919	(3)(16)
		Senior secured loan ($181 par due 10/2013)	10.00% (Base Rate + 5.00% Cash, 1.00% PIK/M)	3/2/2006	174	166	(3)(16)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—

					11,583	9,058
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (21,711 shares)		9/29/2006	2,171	5,339
		Common stock (15,393 shares)		9/29/2006	3	13

					2,174	5,352

					20,357	14,410		0.46%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($11,500 par due 10/2013)	4.80% (Libor + 4.50%/M)	10/11/2007	11,500	11,270	(3)(12)

					11,500	11,270		0.36%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	3,151

					2,500	3,151		0.10%

					$5,108,663	$5,094,506		161.87%

(1)
Other than our investments listed in footnote 6 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments, which as of December 31, 2011 represented 162% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

  The investments not otherwise pledged as collateral for the Debt Securitization the Revolving Funding Facility (each as defined in Note 5 to the consolidated financial statements) by the respective obligors thereunder are pledged as collateral by the Company and certain of its other subsidiaries for the Revolving Credit Facility (as defined in Note 5 to the consolidated financial statements) (except for a limited number of exceptions as provided in the credit agreement governing the Revolving Credit Facility).

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the Debt Securitization.

(4)
Investments without an interest rate are non-income producing.

(5)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of a portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2011 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$3,096	$—	$—	$—	$—	$(48)
Apple & Eve, LLC and US Juice Partners, LLC	$5,500	$3,918	$—	$3,478	$—	$—	$35	$—	$(1,709)
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	$—	$2,640	$9,260	$—	$—	$—	$—	$3,902	$(3,804)
Carador, PLC	$—	$—	$9,033	$—	$—	$160	$—	$(2,989)	$3,700
Campus Management Corp. and Campus Management Acquisition Corp.	$571	$—	$—	$—	$—	$—	$—	$—	$(3,308)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$75	$8,763	$943	$—	$2,590	$—	$1,561	$(1,364)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$38,800	$80,315	$40,695	$2,637	$—	$—	$—	$(17,661)	$(9,356)
Driven Brands, Inc.	$—	$3,569	$4,939	$255	$—	$—	$—	$4,510	$(1,473)
DSI Renal, Inc.	$—	$77,774	$19,684	$7,919	$—	$—	$33	$27,522	$(21,565)
The Dwyer Group	$—	$—	$11,708	$3,479	$—	$1,135	$—	$—	$2,598
ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation	$137,200	$135,661	$—	$1,056	$—	$203	$22	$—	$(1,046)
Firstlight Financial Corporation	$—	$2,988	$—	$681	$—	$—	$250	$12	$16,197
Growing Family, Inc. and GFH Holdings, LLC	$—	$34	$10,296	$615	$—	$—	$13	$(1,545)	$5,991
Industrial Container Services, LLC	$3,304	$8,491	$1,800	$69	$—	$—	$109	$19,881	$(13,403)
Insight Pharmaceuticals Corporation	$24,730	$56,080	$—	$4,424	$730	$—	$765	$—	$4,944
Investor Group Services, LLC	$500	$500	$—	$3	$—	$206	$9	$—	$295
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$462
Pillar Processing LLC and PHL Holding Co.	$—	$12,450	$—	$1,584	$—	$—	$147	$—	$(12,628)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$154	$14,068	$—	$—	$—	$—	$(14,068)	$14,120
Regency Healthcare Group, LLC	$—	$—	$2,007	$—	$—	$—	$—	$380	$335
Soteria Imaging Services, LLC	$—	$1,419	$—	$321	$—	$—	$—	$72	$12
VSS-Tranzact Holdings, LLC	$867	$—	$—	$—	$—	$—	$—	$—	$(6,275)
Universal Environmental Services, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$7,930	$—	$—	$—	$—	$(7,930)	$7,930
(6)
As defined in the Investment Company Act, we are deemed to be both an "Affiliated Person" and to "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2011 in which the issuer was both an Affiliated company and a portfolio company that we are deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$36	$—	$—	$—	$10	$—	$—	$(37)
Allied Capital REIT, Inc.	$325	$115	$—	$—	$—	$—	$—	$585	$(255)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(1,379)
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
AWTP, LLC	$2,926	$—	$—	$751	$—	$—	$—	$—	$(1,648)
BenefitMall Holdings, Inc.	$—	$—	$—	$7,360	$—	$—	$500	$—	$9,541
Border Foods, Inc.	$—	$28,526	$34,818	$1,401	$—	$—	$—	$5,174	$3,601
Callidus Capital Corporation	$6,000	$3,000	$—	$—	$—	$—	$—	$—	$(2,470)
Ciena Capital LLC	$—	$—	$—	$3,549	$—	$—	$—	$—	$(27,011)
Citipostal, Inc.	$2,850	$2,802	$—	$7,356	$—	$—	$353	$—	$(10,960)
Coverall North America, Inc.	$—	$30,907	$—	$642	$—	$—	$—	$(12,334)	$7,624
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$213	$—	$—	$—	$—	$(2,666)
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(263)
HCP Acquisition Holdings, LLC	$1,048	$—	$—	$—	$—	$—	$—	$—	$(1,196)
Hot Light Brands, Inc.	$—	$929	$—	$—	$—	$—	$—	$—	$(8)
Huddle House Inc.	$—	$—	$—	$3,123	$—	$—	$750	$—	$2,129
Industrial Air Tool, LP and affiliates	$—	$—	$13,419	$—	$—	$1,170	$185	$581	$(1,517)
Ivy Hill Asset Management, L.P.	$9,419	$—	$—	$—	$—	$19,048	$—	$—	$48,943
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$—	$4,879	$—	$—	$—	$—	$1,899
Knightsbridge CLO 2007-1 Ltd.	$—	$—	$14,852	$1,019	$—	$—	$—	$3,724	$307
Knightsbridge CLO 2008-1 Ltd.	$—	$36,996	$—	$2,568	$—	$—	$—	$1,254	$3,108
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Making Memories Wholesale, Inc.	$1,750	$345	$—	$34	$—	$—	$2	$—	$(7,090)
MVL Group, Inc.	$—	$—	$—	$8,452	$—	$—	$—	$—	$(2,525)
Orion Foods, LLC	$3,300	$330	$—	$10,265	$—	$—	$811	$—	$(6,832)
Penn Detroit Diesel Allison, LLC	$—	$4,077	$15,993	$—	$—	$—	$500	$18,388	$(1,987)
Reflexite Corporation	$—	$9,281	$27,435	$1,130	$—	$—	$39	$40,923	$(3,088)
Senior Secured Loan Fund LLC*	$496,816	$—	$—	$118,420	$41,592	$—	$13,307	$—	$688
Stag-Parkway, Inc.	$—	$—	$—	$4,372	$—	$925	$249	$—	$780
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$1,162	$—	$—	$—	$490	$—	$—	$945

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), we co-invest through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by GE and the Company; therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise).
(7)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(8)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". Ares Capital provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release), Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in our schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(10)
Variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5.00% on $18 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(12)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $12 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 4.00% on $45 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(14)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 1.25% on $74 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(15)
Loan was on non-accrual status as of December 31, 2011.

(16)
Loan includes interest rate floor feature.

(17)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
For the Three Months Ended March 31, 2012
(in thousands, except per share data)
(unaudited)

	Common Stock		Capital in Excess of	Accumulated Overdistributed Net Investment	Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt, Other Assets and	Net Unrealized Gain (Loss) on	Total Stockholders'
	Shares	Amount	Par Value	Income	Acquisitions	Investments	Equity
Balance at December 31, 2011	205,130	$205	$3,390,354	$(10,449)	$(218,688)	$(14,157)	$3,147,265
Issuance of common stock from add-on offerings (net of underwriting and offering costs)	16,422	16	252,399	—	—	—	252,415
Shares issued in connection with dividend reinvestment plan	323	1	5,281	—	—	—	5,282
Issuance of the 2017 Convertible Notes (see Note 5)	—	—	4,726	—	—	—	4,726
Net increase in stockholders' equity resulting from operations	—	—	—	77,038	(7,671)	36,180	105,547
Dividends declared ($0.37 per share)	—	—	—	(81,974)	—	—	(81,974)

Balance at March 31, 2012	221,875	$222	$3,652,760	$(15,385)	$(226,359)	$22,023	$3,433,261

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	For the three months ended
	March 31, 2012	March 31, 2011
	(unaudited)	(unaudited)
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$105,547	$123,766
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized loss from extinguishment of debt	—	8,860
Net realized (gains) losses on investments	7,671	(62,569)
Net unrealized gains on investments	(36,180)	(22,234)
Net accretion of discount on securities	(3,954)	(3,999)
Increase in accrued payment-in-kind interest and dividends	(7,115)	(11,038)
Collections of payment-in-kind interest and dividends	401	14,273
Amortization of debt issuance costs	3,454	2,806
Accretion of discount on notes payable	2,570	3,555
Depreciation	200	304
Proceeds from sales and repayments of investments	311,620	579,774
Purchase of investments	(382,571)	(490,032)
Changes in operating assets and liabilities:
Interest receivable	(1,850)	71
Other assets	3,600	(4,939)
Management and incentive fees payable	2,833	10,882
Accounts payable and accrued expenses	(8,369)	(2,403)
Interest and facility fees payable	(3,736)	(4,230)

Net cash provided by (used in) operating activities	(5,879)	142,847

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	252,415	—
Borrowings on debt	618,901	976,958
Repayments and repurchases of debt	(671,482)	(885,051)
Debt issuance costs	(16,064)	(23,195)
Dividends paid	(82,261)	(66,078)

Net cash provided by financing activities	101,509	2,634

CHANGE IN CASH AND CASH EQUIVALENTS	95,630	145,481
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	120,782	100,752

CASH AND CASH EQUIVALENTS, END OF PERIOD	$216,412	$246,233

Supplemental Information:
Interest paid during the period	$29,549	$24,077
Taxes, including excise tax, paid during the period	$7,768	$7,395
Dividends declared during the period	$81,974	$71,547

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of March 31, 2012
(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company, or a "RIC", under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        On April 1, 2010, we consummated our acquisition of Allied Capital Corporation ("Allied Capital"), in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock (the "Allied Acquisition"). The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders.

        Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio.

        We are externally managed by Ares Capital Management LLC ("Ares Capital Management" or our "investment adviser"), a wholly owned subsidiary of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or our "administrator"), a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

        Interim financial statements are prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2012.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

        As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

        Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 7 for more information on our valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Accounting for Derivative Instruments

        The Company does not utilize hedge accounting and marks its derivatives to market through unrealized gains (losses) in the accompanying statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

  U.S. Federal Income Taxes

        The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of our wholly owned subsidiaries are also subject to U.S. federal and state income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although we may decide to retain such capital gains for investment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  New Accounting Pronouncements

        In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value

Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 was issued concurrently with International Financial Reporting Standards No. 13 ("IFRS 13"), Fair Value Measurements, to provide largely identical guidance about fair value measurement and disclosure requirements as is currently required under ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820). The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or GAAP. For GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. ASU 2011-04 eliminates the concepts of in-use and in-exchange when measuring fair value of all financial instruments. For Level 3 fair value measurements, the ASU requires that our disclosure include quantitative information about significant unobservable inputs, a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs, and a description of our valuation process. Public companies are required to apply ASU 2011-04 prospectively for interim and annual periods beginning after December 15, 2011. The Company has evaluated the impact of the adoption of ASU 2011-04 on its financial statements and disclosures and determined the adoption of ASU 2011-04 has had no material effect on the Company's financial condition and results of operations. See Note 7 for the disclosure required by ASU 2011-04.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from us consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        We pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date we completed our initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement (the "Capital Gains Amendment") that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        We defer cash payment of any incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        The Capital Gains Fee due to our investment adviser as calculated under the investment advisory and management agreement (as described above) for the three months ended March 31, 2012 was $0. However, in accordance with GAAP, for the three months ended March 31, 2012, the Company recorded a capital gains incentive fee of $5,701, bringing the total GAAP accrual related to the capital gains incentive fee to $54,658 as of March 31, 2012. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the three months ended March 31, 2012, base management fees were $19,986, incentive management fees related to pre-incentive fee net investment income were $20,685 and incentive management fees related to capital gains were $5,701.

        As of March 31, 2012, $95,329 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which $40,671 is currently payable to the Company's investment adviser under the investment advisory and management agreement.

        For the three months ended March 31, 2011, base management fees were $16,730, incentive management fees related to pre-incentive fee net investment income were $15,826 and incentive management fees related to capital gains were $15,115.

  Administration Agreement

        We are party to an administration agreement, referred to herein as the "administration agreement", with our administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under our administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the three months ended March 31, 2012 and 2011, we incurred $2,320 and $2,425, respectively, in administrative fees. As of March 31, 2012, $2,320 of these fees were unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of March 31, 2012 and December 31, 2011, investments consisted of the following:

	March 31, 2012		December 31, 2011
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
Senior term debt	$2,722,467	$2,700,735	$2,691,018	$2,671,114
Subordinated Certificates of the SSLP(2)	1,100,243	1,125,702	1,034,254	1,059,178
Senior subordinated debt	574,674	499,482	592,618	515,014
Collateralized loan obligations	55,515	54,480	55,515	54,000
Preferred equity securities	250,568	256,619	251,192	251,064
Other equity securities	459,400	550,770	463,861	527,002
Commercial real estate	19,641	16,743	20,205	17,134

Total	$5,182,508	$5,204,531	$5,108,663	$5,094,506

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt investments using the effective interest method.

(2)
The proceeds from these certificates were applied to co-investments with GE Global Sponsor Finance LLC and General Electric Capital Corporation to fund "stretch senior"

  and "unitranche" loans to 33 and 32 different borrowers as of March 31, 2012 and December 31, 2011, respectively.

          The industrial and geographic compositions of our portfolio at fair value at March 31, 2012 and December 31, 2011 were as follows:

	As of
	March 31, 2012	December 31, 2011
Industry
Investment Funds and Vehicles(1)	24.5%	23.6%
Healthcare Services	14.6	13.4
Education	10.5	11.2
Restaurant and Food Services	8.2	6.8
Financial Services	6.5	6.4
Business Services	5.3	6.6
Consumer Products	5.3	5.4
Containers and Packaging	4.4	4.5
Other Services	3.7	2.5
Manufacturing	3.4	2.8
Telecommunications	1.9	2.0
Retail	1.9	1.8
Grocery	1.8	1.9
Energy	1.2	1.3
Automotive Services	1.1	1.1
Other	5.7	8.7

Total	100.0%	100.0%

(1)
Includes our investment in the SSLP (as defined below), which had issued loans to 33 and 32 different borrowers as of March 31, 2012 and December 31, 2011, respectively. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio.

	As of
	March 31, 2012	December 31, 2011
Geographic Region
West	49.1%	48.4%
Southeast	17.5	21.2
Midwest	14.8	14.5
Mid-Atlantic	14.3	12.8
International	2.6	1.4
Northeast	1.7	1.7

Total	100.0%	100.0%

        As of March 31, 2012, 3.6% of total investments at amortized cost (or 1.0% of total investments at fair value), were on non-accrual status. As of December 31, 2011, 3.3% of total investments at amortized cost (or 0.9% of total investments at fair value), were on non-accrual status.

  SSLP

        The Company has an investment in the subordinated certificates (the "SSLP Certificates") issued by the Senior Secured Loan Fund LLC, which operates using the name "Senior Secured Loan

Program" (the "SSLP"), an unconsolidated vehicle. The Company, through the SSLP, co-invests in "stretch senior" and "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle market companies with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP, consisting of representatives of an affiliate of the Company and an affiliate of GE (approval from a representative of each is required to approve transactions).

        As of March 31, 2012 and December 31, 2011, the SSLP had available capital of approximately $7.7 billion, of which approximately $5.4 billion and $5.0 billion in aggregate principal amount was funded at March 31, 2012 and December 31, 2011, respectively. As of March 31, 2012 and December 31, 2011, the Company had agreed to make available to the SSLP $1,487,500, of which $376,534 and $442,523 was unfunded, respectively. It is within our discretion to make these additional amounts available to the SSLP.

        As of March 31, 2012 and December 31, 2011, the SSLP had total assets of $5.3 billion and $5.0 billion, respectively. GE's investment in the SSLP consisted of senior notes of $4.2 billion and $3.8 billion and subordinated certificates of $159 million and $149 million at March 31, 2012 and December 31, 2011, respectively. The subordinated certificates are junior to the senior notes invested by GE and the Company owned 87.5% of the outstanding certificates as of March 31, 2012 and December 31, 2011. The SSLP's portfolio consisted of senior and unitranche loans to 33 and 32 different issuers as of March 31, 2012 and December 31, 2011, respectively. As of March 31, 2012 and December 31, 2011, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and none of these loans were on non-accrual status. As of March 31, 2012 and December 31, 2011, the largest loan to a single issuer in the SSLP's portfolio in aggregate principal amount was $300.0 million, and loans to the top five issuers totaled $1.4 billion. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company was $1,100,243 and $1,125,702, respectively, as of March 31, 2012, and $1,034,254 and $1,059,178, respectively, as of December 31, 2011. The SSLP Certificates pay a weighted average coupon of approximately LIBOR plus 8.0% and also entitle the Company to receive a portion of the excess cash flow from the loan portfolio, which may result in a return greater than the contractual coupon. The Company's yield on its investment in the SSLP at fair value was 15.6% and 15.7% as of March 31, 2012 and December 31, 2011, respectively. For the three months ended March 31, 2012 and 2011, the Company earned interest income of $43,267 and $23,321, respectively, in respect of its SSLP investment. The Company is also entitled to certain other fees in connection with the SSLP.

        Effective March 30, 2012, Ares Capital Management assumed from the Company the role of co-manager of the SSLP; however, the Company retained its representation on the investment committee of the SSLP. This change did not impact the economics to the Company of its participation in the SSLP.

5.     BORROWINGS

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2012 our asset coverage for borrowed amounts was 270%.

        The Company's outstanding debt as of March 31, 2012 and December 31, 2011 was as follows:

	As of
	March 31, 2012					December 31, 2011
	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value
Revolving Credit Facility	$810,000	(2)	$—	$—		$810,000	(2)	$395,000	$395,000
Revolving Funding Facility	500,000		485,000	485,000		500,000		463,000	463,000
SMBC Funding Facility	200,000		31,800	31,800		—		—	—
Debt Securitization	60,049		60,049	60,049		77,531		77,531	77,531
February 2016 Convertible Notes	575,000		575,000	542,944	(4)	575,000		575,000	541,152	(4)
June 2016 Convertible Notes	230,000		230,000	216,621	(4)	230,000		230,000	215,931	(4)
2017 Convertible Notes	162,500		162,500	157,663	(4)	—		—	—
2022 Notes	143,750		143,750	143,750		—		—	—
2040 Notes	200,000		200,000	200,000		200,000		200,000	200,000
2047 Notes	230,000		230,000	181,039	(3)	230,000		230,000	180,988	(3)

	$3,111,299		$2,118,099	$2,018,866		$2,622,531		$2,170,531	$2,073,602

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount available or outstanding, as applicable, under such instrument.

(2)
Includes an "accordion" feature that allows the Company, under certain circumstances, to increase the size of the facility to a maximum of $1,050,000.

(3)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount. The total unaccreted discount was $48,961 and $49,012 as of March 31, 2012 and December 31, 2011, respectively.

(4)
Represents the aggregate principal amount outstanding of the Convertible Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes was $32,056, $13,379 and $4,837, respectively, at March 31, 2012.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all our principal debt outstanding as of March 31, 2012 were 5.1% and 10.5 years, respectively, and as of December 31, 2011 were 4.8% and 9.3 years, respectively.

  Revolving Credit Facility

        In December 2005, the Company entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which as of March 31, 2012, allowed the Company to borrow up to $810,000 at any one time outstanding with a maturity date of January 22, 2013. The Revolving Credit Facility also includes an "accordion" feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,050,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR-based loans, and monthly payments of interest on other loans. All principal is due upon maturity.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries. In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio. As of March 31, 2012, the Company was in material compliance with the terms of the Revolving Credit Facility.

        As of March 31, 2012, there were no principal amounts outstanding under the Revolving Credit Facility. As of December 31, 2011, there was $395,000 outstanding under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $100,000. As of March 31, 2012 and December 31, 2011, the Company had $47,432 and $47,249 in standby letters of credit issued through the Revolving Credit Facility, respectively. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued. As of March 31, 2012, there was $762,568 available for borrowing (net of standby letters of credit issued) under the Revolving Credit Facility.

        Subject to certain exceptions, the interest rate charged on the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit ratings. As of March 31, 2012 and, for the three months ended March 31, 2012 and 2011, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. As of March 31, 2012, the one, two, three and six month LIBOR was 0.24%, 0.35%, 0.47% and 0.73%, respectively. As of December 31, 2011, the one, two, three and six month LIBOR was 0.30%, 0.43%, 0.58% and 0.81%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.50% per annum on any unused portion of the Revolving Credit Facility and a letter of credit fee of 3.25% per annum on letters of credit issued, both of which are payable quarterly. The letter of credit fee is also based on a pricing grid depending on our credit ratings.

        With certain exceptions, the Revolving Credit Facility is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the Revolving Funding Facility, those held by ACJB under the SMBC Funding Facility and those held as a part of the Debt Securitization, each as discussed below, and certain other investments).

        The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the three months ended March 31,
	2012	2011
Stated interest expense	$908	$222
Facility fees	1,232	1,050
Amortization of debt issuance costs	1,560	1,594

Total interest and credit facility fees expense	$3,700	$2,866

Cash paid for interest expense	$1,503	$563
Average stated interest rate	3.5%	3.3%
Average outstanding balance	$103,516	$26,656

        See Note 15 for subsequent events relating to the Revolving Credit Facility.

Revolving Funding Facility

        In October 2004, we established, through our wholly owned subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), a revolving funding facility (as amended, the "Revolving Funding Facility") that allows Ares Capital CP to borrow up to $500,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the Company's membership interest in, Ares Capital CP. The Revolving Funding Facility was previously subject to a three year reinvestment period scheduled to expire on January 18, 2014 (with two one-year extension options, subject to our and our lenders' consent) with a stated maturity date of January 18, 2016 (with two one-year extension options, subject to our and our lenders' consent). On January 18, 2012, the Company and Ares Capital CP amended the Revolving Funding Facility to, among other things, extend the reinvestment period by one year to January 18, 2015 (with a one-year extension option, subject to our and the lenders' consent), and extend the maturity date by one year to January 18, 2017 (with a one-year extension option, subject to our and the lenders' consent).

        As part of the Revolving Funding Facility, we and Ares Capital CP are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of debt that we and Ares Capital CP may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge offs, violation of which could result in the early amortization of the Revolving Funding Facility and limit further advances under the Revolving Funding Facility and in some cases could be an event of default. The Revolving Funding Facility is also subject to a borrowing base that applies different advance rates to assets held by Ares Capital CP. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the Revolving Funding Facility.

        As of March 31, 2012, the Company and Ares Capital CP were in material compliance with the terms of the Revolving Funding Facility.

        As of March 31, 2012 and December 31, 2011, there was $485,000 and $463,000 outstanding, respectively, under the Revolving Funding Facility.

        Prior to the January 18, 2012 amendment referenced above, the interest rate charged on the Revolving Funding Facility, subject to certain exceptions, was based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit ratings. After January 18, 2012, the interest rate charged on the Revolving Funding Facility is based on LIBOR plus and applicable spread of 2.50% or on a "base rate" plus applicable spread of 1.50%. As of March 31, 2012 and December 31, 2011, the rate in effect was based on one month LIBOR of 0.24% and 0.30%, respectively. We are also required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the Revolving Funding Facility.

        The components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the three months ended March 31,
	2012	2011
Stated interest expense	$3,175	$677
Facility fees	66	1,012
Amortization of debt issuance costs	374	525

Total interest and credit facility fees expense	$3,615	$2,214

Cash paid for interest expense	$3,451	$2,352
Average stated interest rate	2.8%	3.0%
Average outstanding balance	$447,154	$89,919

SMBC Funding Facility

        In January 2012, we established, through our wholly owned subsidiary Ares Capital JB Funding LLC ("ACJB"), a revolving funding facility (the "SMBC Funding Facility") by entering into a Loan and Servicing Agreement (the "SMBC Loan and Servicing Agreement") with ACJB, as the borrower, Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, pursuant to which SMBC agreed to extend credit to ACJB in an aggregate principal amount up to $200,000 at any one time outstanding. In connection with the SMBC Funding Facility, we entered into a Purchase and Sale Agreement with ACJB, pursuant to which we may sell ACJB certain first lien loans we have originated or acquired or will originate or acquire (the "SMBC Loans") from time to time. The SMBC Funding Facility is secured by all of the assets held by ACJB. The SMBC Funding Facility has a reinvestment period scheduled to end on January 20, 2015 and a final maturity date of January 20, 2020. The reinvestment period and final maturity are both subject to two one-year extensions by mutual agreement.

        The SMBC Loan and Servicing Agreement includes usual and customary events of default for revolving funding facilities of this nature, including allowing SMBC, upon a default, to accelerate and foreclose on the SMBC Loans and to pursue the rights under the SMBC Loans directly with the obligors thereof. The SMBC Funding Facility is also subject to a borrowing base that applies different advance rates to assets held by ACJB. Such limitations, requirements and associated defined terms are as provided for in the documents governing the SMBC Funding Facility. As of March 31, 2012, the Company and ACJB were in material compliance with the terms of the SMBC Funding Facility.

        As of March 31, 2012, there was $31,800 outstanding under the SMBC Funding Facility. Subject to certain exceptions, the interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (which is the greater of a prime rate and the federal funds rate plus 0.50%) plus an applicable spread of 1.125%. As of March 31, 2012, one month LIBOR was 0.24%. Prior to July 20, 2012, there is no commitment fee required to be paid. Beginning on July 20, 2012 we will be required to pay a commitment fee of 0.50% depending on the usage level on any unused portion of the SMBC Funding Facility.

        The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

For the three months ended March 31, 2012
Stated interest expense	$77
Facility fees	—
Amortization of debt issuance costs	113

Total interest and credit facility fees expense	$190

Cash paid for interest expense	$37
Average stated interest rate	2.4%
Average outstanding balance	$12,829

Debt Securitization

        In July 2006, through ARCC Commercial Loan Trust 2006 ("ARCC CLT"), a vehicle serviced by our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), the Company completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 aggregate principal amount of asset-backed notes (the "CLO Notes") to third parties that are secured by a pool of middle-market loans that were purchased or originated by the Company. The Company initially retained approximately $86,000 of aggregate principal amount of certain "BBB" and non-rated securities in the Debt Securitization and has subsequently repurchased $34,790 of the CLO Notes, bringing our total holdings of CLO Notes to $120,790 (the "Retained Notes") as of March 31, 2012. The CLO Notes are included in the consolidated balance sheet.

        The CLO Notes mature on December 20, 2019, and, as of March 31, 2012, there was $60,049 outstanding under the Debt Securitization (excluding the Retained Notes).

        During the first five years from the closing date, principal collections received on the underlying collateral could be used to purchase new collateral. This reinvestment period expired on June 17, 2011. Because the reinvestment period expired, all principal collections received on the underlying collateral will be used to paydown the CLO Notes outstanding in their order of legal priority.

        All of the CLO Notes are secured by the assets of ARCC Commercial Loan Trust 2006, including commercial loans totaling $308,100 as of the closing date, which were sold to the trust by the Company, the originator and servicer of the assets. Additional commercial loans were purchased by the trust from the Company primarily using the proceeds from the Class A-1A VFN Notes as well as proceeds from loan repayments. As of March 31, 2012, the Company, ARCC CLT and ARCC CLO were in material compliance with the terms of the Debt Securitization.

        The classes, amounts and interest rates (expressed as a spread to LIBOR) of the CLO Notes as of March 31, 2012 and December 31, 2011 are as follows:

	As of
	March 31, 2012		December 31, 2011
Class	Amount	LIBOR Spread (basis points)	Amount	LIBOR Spread (basis points)
A-1A	$1,489	25	$4,896	25
A-1A VFN	3,808	28	12,520	28
A-1B	14,000	37	14,000	37
A-2A	—	22	—	22
A-2B	8,542	35	13,905	35
B	9,000	43	9,000	43
C	23,210	70	23,210	70

Total	$60,049		$77,531

        The interest charged under the Debt Securitization is based on 3-month LIBOR, which as of March 31, 2012 was 0.47% and as of December 31, 2011 was 0.56%. The blended interest rate charged on the CLO Notes, excluding fees, at March 31, 2012, was approximately 3-month LIBOR plus 50 basis points and at December 31, 2011, was approximately 3-month LIBOR plus 45 basis points. The Company was also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes through June 17, 2011, which is included in facility fees below.

        The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Debt Securitization are as follows:

	For the three months ended March 31,
	2012	2011
Stated interest expense	$202	$255
Facility fees	—	11
Amortization of debt issuance costs	89	88

Total interest and credit facility fees expense	$291	$354

Cash paid for interest expense	$199	$261
Average stated interest rate	1.1%	0.7%
Average outstanding balance	$75,226	$153,256

Unsecured Notes

  Convertible Notes

        In January 2011, we issued $575,000 aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, we issued $230,000 aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, we issued $162,500 aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017 (the "2017 Convertible Notes" and together with the February 2016 Convertible Notes and the June 2016 Convertible Notes, the "Convertible Notes"), unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the

Convertible Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes bear interest at a rate of 5.75%, 5.125% and 4.875%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at their respective initial conversion rates (listed below) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Notes only under certain circumstances set forth in the Convertible Notes Indentures. On or after their respective conversion date until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Notes at any time. In addition, if we engage in certain corporate events as described in their respective Convertible Notes Indenture, holders of the Convertible Notes may require us to repurchase for cash all or part of the Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%
Closing stock price	$16.28	$16.20	$16.46
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012
Initial conversion price	$19.13	$19.04	$19.34
Initial conversion rate (shares per one thousand dollar principal amount)	52.2766	52.5348	51.7050
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016

        As of March 31, 2012, the principal amounts of each series of the Convertible Notes exceeded the value of the underlying shares multiplied by the per share closing price of our common stock.

        The Convertible Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

        The Convertible Notes Indentures contain certain covenants, including covenants requiring us to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Notes Indentures. As March 31, 2012, the Company was in material compliance with the terms of the Convertible Notes Indentures.

        The Convertible Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)"). Upon conversion of any of the Convertible Notes, we intend to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, we have the option to pay in cash or shares of our common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Notes, we estimated at the time of issuance that the values of the debt and equity components were approximately 93% and 7%, respectively, for each of the February 2016 Convertible Notes and the June 2016 Convertible Notes, and the debt and equity components approximately 97% and 3%, respectively, for the 2017 Convertible Notes. The original issue discount equal to the equity components of the Convertible Notes were recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        At the time of issuance, the debt issuance costs and equity issuance costs for the February 2016 Convertible Notes were $15,778 and $1,188, respectively, for the June 2016 Convertible Notes were $5,913 and $445, respectively, and for the 2017 Convertible Notes were $4,813 and $149, respectively. At the time of issuance and as of March 31, 2012, the equity component, net of issuance costs as recorded in the "capital in excess of par value" in the consolidated balance sheet for the February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes was $39,063, $15,653 and $4,726, respectively.

        As of March 31, 2012 the components of the carrying value of the Convertible Notes, the stated interest rate and the effective interest rate were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes
Principal amount of debt	$575,000	$230,000	$162,500
Original issue discount, net of accretion	(32,056)	(13,379)	(4,837)

Carrying value of debt	$542,944	$216,621	$157,663

Stated interest rate	5.75%	5.125%	4.875%
Effective interest rate(1)	7.0%	6.3%	5.4%

(1)
The effective interest rate of the debt component of the convertible notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the three months ended March 31, 2012 and 2011, the components of interest expense and cash paid for interest expense for the Convertible Notes were as follows:

	For the three months ended March 31,
	2012	2011
Stated interest expense	$11,587	$6,192
Accretion of original issue discount	2,519	1,252
Amortization of debt issuance costs	1,172	541

Total interest expense	$15,278	$7,985

Cash paid for interest expense	$16,531	$—

  2022 Notes

        On February 2, 2012, we issued $143,750 aggregate principal amount of senior unsecured notes that mature on February 15, 2022 (the "2022 Notes"). The 2022 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after February 15, 2015, at a par redemption price of $25 per security plus accrued and unpaid interest. The 2022 Notes bear interest at a rate of 7.00% per year payable quarterly commencing on May 15, 2012 and all principal is due upon maturity. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were approximately $138,338.

  2040 Notes

        On October 21, 2010, we issued $200,000 aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after October 15, 2015, at a par redemption price of $25 per security plus accrued and unpaid interest. The 2040 Notes bear interest at a rate of 7.75% per annum, payable quarterly, and all principal is due upon maturity. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were approximately $193,000.

        For the three months ended March 31, 2012, the components of interest expense and cash paid for interest expense for the 2022 Notes and the 2040 Notes are as follows:

	For the three months ended March 31,
	2012	2011
Stated interest expense	$5,552	$3,875
Amortization of debt issuance costs	146	58

Total interest expense	$5,698	$3,933

Cash paid for interest expense	$3,875	$3,617

  Allied Unsecured Notes

        As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's unsecured notes, which consisted of 6.625% Notes due on July 15, 2011 (the "2011 Notes"), 6.000% Notes due on April 1, 2012 (the "2012 Notes") and 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Allied Unsecured Notes"). In accordance with ASC 805-10, the initial carrying value of the Allied Unsecured Notes was equal to the fair value as of April 1, 2010 resulting in an initial unaccreted discount from the principal value of the Allied Unsecured Notes of approximately $65,800. Accretion expense related to this discount is included in "interest and credit facility fees" in the accompanying statement of operations.

        On March 16, 2011 we redeemed the remaining balance of the 2011 Notes for a total redemption price (including a redemption premium) of $306,800, in accordance with the terms of the indenture governing the 2011 Notes, which resulted in a loss on the extinguishment of debt of $8,860. On April 27, 2011, we redeemed the remaining balance of the 2012 Notes for a total redemption price (including a redemption premium) of $169,338, in accordance with the terms of the indenture governing the 2012 Notes, which resulted in a loss on the extinguishment of debt of $10,458.

        As of March 31, 2012 and December 31, 2011, the 2047 Notes were outstanding as follows:

	As of
	March 31, 2012		December 31, 2011
	Outstanding Principal	Carrying Value(1)	Outstanding Principal	Carrying Value(1)
2047 Notes	$230,000	$181,039	$230,000	$180,988

(1)
Represents the principal amount of the 2047 Notes less the unaccreted purchased discount initially recorded as a part of the Allied Acquisition.

        The 2047 Notes bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after April 15, 2012, at a par redemption price of $25 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as stipulated in the indenture governing the 2047 Notes.

        For the three months ended March 31, 2012 and 2011, the components of interest expense and cash paid for interest expense for the Allied Unsecured Notes are as follows:

	For the three months ended March 31,
	2012	2011
Stated interest expense	$3,953	$10,520
Accretion of original issue discount	51	2,303

Total interest expense	$4,004	$12,823

Cash paid for interest expense	$3,953	$17,284

        The 2022 Notes, the 2040 Notes and the 2047 Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions. As of March 31, 2012, the Company was in material compliance with the terms of the 2022 Notes, the 2040 Notes and the 2047 Notes.

6.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below.

        As of March 31, 2012 and December 31, 2011, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments the funding of which is at (or substantially at) the Company's discretion:

	As of
	March 31, 2012	December 31, 2011
Total revolving and delayed draw commitments	$534,489	$565,630
Less: funded commitments	(114,472)	(125,037)

Total unfunded commitments	420,017	440,593
Less: commitments substantially at discretion of the Company	(24,750)	(64,750)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(35,490)	(5,518)

Total net adjusted unfunded revolving and delayed draw commitments	$359,777	$370,325

        Included within the total revolving and delayed draw commitments as of March 31, 2012 are commitments to issue up to $85,950 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of March 31, 2012, the Company had $43,628 in standby letters of credit issued and outstanding under these commitments on behalf of the portfolio companies, of which no amounts were recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit $40,552 expire in 2012 and $3,076 expire in 2013.

        As of March 31, 2012 and December 31, 2011, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships:

	As of
	March 31, 2012	December 31, 2011
Total private equity commitments	$149,117	$132,030
Less: funded private equity commitments	(78,891)	(67,428)

Total unfunded private equity commitments	70,226	64,602
Less: private equity commitments substantially at discretion of the Company	(58,612)	(53,525)

Total net adjusted unfunded private equity commitments	$11,614	$11,077

        In addition, as of each of March 31, 2012 and December 31, 2011, the Company had outstanding guarantees or similar obligations on behalf of certain portfolio companies totaling $800.

        Further in the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

        As of March 31, 2012, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the

SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which the Company succeeded to as a result of the Allied Acquisition) whereby the Company must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of March 31, 2012, there are no known issues or claims with respect to this performance guaranty.

7.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 825-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 159, the Fair Value Option for Financial Assets and Liabilities), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, we continue to employ the net asset valuation policy approved by our board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as discussed below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where we do not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, we consider the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the subordinated certificates of the SSLP, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following table summarizes the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 2 or 3. The below table is not intended to be all-inclusive, but instead captures the significant unobservable inputs relevant to our determination of fair values.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior term debt	$2,700,735	Yield analysis	Market yield	4.0% - 23.7%	10.4%
Subordinated Certificates of the SSLP	1,125,702	Discounted cash flow analysis	Discount rate	14.0% - 16.0%	15.0%
Senior subordinated debt	499,482	Yield Analysis	Market yield	9.0% - 16.0%	14.0%
Collateralized loan obligations	54,480	Discounted cash flow analysis	Discount rate	9.0% - 13.5%	10.4%
Preferred equity securities	256,619	EV market multiple analysis	EBITDA multiple	4.5x - 10.5x	8.2x
Other equity securities and other	567,513	EV market multiple analysis	EBITDA multiple	4.5x - 12.0x	7.2x

Total	$5,204,531

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of our investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of our investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents and investments as of March 31, 2012:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$216,412	$216,412	$—	$—
Investments	$5,204,531	$—	$—	$5,204,531

        The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2012:

As of and for the three months ended March 31, 2012
Balance as of December 31, 2011	$5,094,506
Net realized and unrealized gains	28,509
Purchases	382,571
Sales	(8,051)
Redemptions	(303,805)
Payment-in-kind interest and dividends	6,847
Accretion of discount on securities	3,954
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2012	$5,204,531

        As of March 31, 2012, the net unrealized appreciation on the investments that use Level 3 inputs was $22,023.

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2011:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$120,782	$120,782	$—	$—
Investments	$5,094,506	$—	$—	$5,094,506

        The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2011:

As of and for the three months ended March 31, 2011
Balance as of December 31, 2010	$4,312,657
Net realized and unrealized gains (losses)	83,524
Purchases	468,269
Sales	(290,549)
Redemptions	(332,518)
Payment-in-kind interest and dividends	11,038
Accretion of discount on securities	3,999
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2011	$4,256,420

        As of March 31, 2011, the net unrealized appreciation on the investments that use Level 3 inputs was $50,689.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        Following are the carrying and fair values of our debt instruments as March 31, 2012 and December 31, 2011. Fair value is estimated by discounting remaining payments using applicable current market rates which take into account changes in the Company's marketplace, credit ratings, or market quotes, if available.

	As of
	March 31, 2012			December 31, 2011
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$—		$—	$395,000		$399,400
Revolving Funding Facility	485,000		485,000	463,000		467,900
SMBC Funding Facility	31,800		31,800	—		—
Debt Securitization	60,049		51,211	77,531		68,215
February 2016 Convertible Notes (principal amount outstanding of $575,000)	542,944	(3)	601,605	541,152	(3)	545,445
June 2016 Convertible Notes (principal amount outstanding of $230,000)	216,621	(3)	234,455	215,931	(3)	215,717
2017 Convertible Notes (principal amount outstanding of $162,500)	157,663	(3)	161,348	—		—
2022 Notes (principal amount outstanding of $143,750)	143,750		144,200	—		—
2040 Notes (principal amount outstanding of $200,000)	200,000		199,848	200,000		198,808
2047 Notes (principal amount outstanding of $230,000)	181,039	(2)	220,682	180,988	(2)	212,218

	$2,018,866	(4)	$2,130,149	$2,073,602	(4)	$2,107,703

(1)
Except for the 2047 Notes and the Convertible Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount of the 2047 Notes less the unaccreted purchased discount.

(3)
Represents the aggregate principal amount outstanding of the Convertible Notes less the unaccreted discount initially recorded upon issuance of each respective series of the Convertible Notes.

(4)
Total principal amount of debt outstanding totaled $2,118,099 and $2,170,531 as of March 31, 2012 and December 31, 2011, respectively.

        The following table presents fair value measurements of our debt instruments as of March 31, 2012 and December 31, 2011:

	As of
Fair Value Measurements Using	March 31, 2012	December 31, 2011
Level 1	$564,730	$411,026
Level 2	1,565,419	1,696,677
Level 3	—	—

Total	$2,130,149	$2,107,703

8.     STOCKHOLDERS' EQUITY

        The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the three months ended March 31, 2012:

	Shares issued	Offering price per share		Proceeds net of underwriting and offering costs
January 2012 public offering	16,422	$15.41	(1)	$252,415

Total for the three months ended March 31, 2012	16,422	$15.41		$252,415

(1)
The shares were sold to the underwriters for a price of $15.41 per share, which the underwriters were then permitted to sell at variable prices to the public.

        The Company used the net proceeds from the above public equity offering to repay outstanding indebtedness and for general corporate purposes, which included funding investments.

        There were no sales of our equity securities for the three months ended March 31, 2011.

9.     EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the three months ended March 31, 2012 and 2011:

	For the three months ended March 31,
	2012	2011
Net increase in stockholders' equity resulting from operations available to common stockholders:	$105,547	$123,766
Weighted average shares of common stock outstanding—basic and diluted:	217,044	204,419
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.49	$0.61

        For the purposes of calculating diluted earnings per share, the average closing price of the Company's common stock for the three months ended March 31, 2012 and for the period from the time of issuance for the 2017 Convertible Notes through March 31, 2012 was less than the current conversion price for each respective series of the Convertible Notes and therefore, the underlying shares for the intrinsic value of the embedded options had no impact. The average closing price of the Company's common stock for the period from the time of issuance of both the February 2016 Convertible Notes and the June 2016 Convertible Notes through March 31, 2011 was less than the current conversion price for each respective series of the Convertible Notes and therefore, the underlying shares for the intrinsic value of the embedded options had no impact.

10.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes our dividends declared during the three months ended March 31, 2012 and 2011:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
February 28, 2012	March 15, 2012	March 30, 2012	$0.37	$81,974

Total declared for the three months ended March 31, 2012			$0.37	$81,974

March 1, 2011	March 15, 2011	March 31, 2011	$0.35	$71,547

Total declared for the three months ended March 31, 2011			$0.35	$71,547

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to closing price on the record date. Dividend reinvestment plan activity for the three months ended March 31, 2012 and 2011, was as follows:

	For the three months ended March 31,
	2012	2011
Shares issued	323	333
Average price per share	$16.35	$16.39
Shares purchased by plan agent for shareholders	—	—
Average price per share	$—	$—

11.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse our investment adviser for certain of such costs and expenses incurred in the operation of the Company. For the three months ended March 31, 2012 and 2011, the investment adviser incurred such expenses totaling $909 and $643, respectively. As of March 31, 2012, $447 was unpaid and such payable is included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

        We have entered into separate subleases with Ares Management and Ivy Hill Asset Management, L.P. ("IHAM"), a wholly owned portfolio company of the Company, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of the Company's New York office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by us under the Company's lease for this space, plus certain additional costs and expenses. For the three months ended March 31, 2012, such amounts payable to the Company totaled $368. For the three months ended March 31, 2011, there were no amounts payable to the Company. Under our previous lease that expired on February 27, 2011, we were party to a sublease agreement with Ares Management whereby Ares Management subleased approximately 25% of such office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the three months ended March 31, 2011, such amounts payable to the Company totaled $396.

        As of March 31, 2012, Ares Investments Holdings LLC, an affiliate of Ares Management (the sole member of our investment adviser), owned approximately 2.9 million shares of the Company's common stock representing approximately 1.3% of the total shares outstanding as of March 31, 2012.

        See Notes 3 and 12 for descriptions of other related party transactions.

12.   IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED FUNDS

        In November 2007, the Company established IHAM to serve as a manager for Ivy Hill Middle Market Credit Fund, Ltd., an unconsolidated investment vehicle focusing on investments in middle-market loans. From inception until the second quarter of 2009, IHAM's financial results were consolidated with those of the Company. In June 2009, because of a shift in activity from being primarily a manager, with no dedicated employees, of funds in which the Company had invested debt and equity, to a manager with individuals dedicated to managing an increasing number of third party funds, the Company concluded that GAAP required the financial results of IHAM to be reported as a portfolio company in the schedule of investments rather than as a consolidated subsidiary in the Company's financial results. The Company made an initial equity investment of $3,816 into IHAM in June 2009. As of March 31, 2012, the Company's total investment in IHAM at fair value was $201,199, including unrealized appreciation of $88,323. As of December 31, 2011, the Company's total investment in IHAM at fair value was $194,597 including unrealized appreciation of $81,721. For the three months ended March 31, 2012 and 2011, the Company received distributions consisting entirely of dividend income from IHAM of $4,762.

        IHAM manages 10 unconsolidated credit vehicles and sub-manages or sub-advises four other unconsolidated credit vehicles (these vehicles managed or sub-managed /sub-advised by IHAM are collectively referred to as the "IHAM Vehicles"). As of March 31, 2012 and December 31, 2011, the Company had investments in two of the IHAM Vehicles.

        IHAM or certain of the IHAM Vehicles purchased investments from the Company of $6,162, during the three months ended March 31, 2012. No realized gain or loss was recorded on these transactions for the three months ended March 31, 2012. IHAM or the IHAM Vehicles may, from time to time, buy or sell additional investments from or to the Company. For any such purchases or sales by the IHAM Vehicles from or to the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement.

        As part of the Allied Acquisition, the Company acquired the management rights for an unconsolidated vehicle, the AGILE Fund I, LLC ("AGILE Fund"). Effective March 30, 2012, the management rights for the AGILE Fund were transferred for de minimis, non-monetary consideration to an unrelated third party. The Company's investment in AGILE Fund was $104 at fair value, including unrealized depreciation of $103, as of March 31, 2012.

13.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights for the three months ended March 31, 2012 and 2011:

	For the three months ended
Per Share Data:	March 31, 2012	March 31, 2011
Net asset value, beginning of period(1)	$15.34	$14.92
Issuance of common stock	—	—
Issuances of the Convertible Notes	0.02	0.27
Effect of antidilution	—	—
Net investment income for period(2)	0.35	0.24
Net realized and unrealized gains for period(2)	0.13	0.37

Net increase in stockholders' equity	0.50	0.88
Total distributions to stockholders	(0.37)	(0.35)

Net asset value at end of period(1)	$15.47	$15.45

Per share market value at end of period	$16.35	$16.95
Total return based on market value(3)	8.22%	4.96%
Total return based on net asset value(4)	3.17%	4.06%
Shares outstanding at end of period	221,875	204,752
Ratio/Supplemental Data:
Net assets at end of period	$3,433,261	$3,163,008
Ratio of operating expenses to average net assets(5)(6)	10.51%	11.00%
Ratio of net investment income to average net assets(5)(7)	9.21%	6.13%
Portfolio turnover rate(5)	25%	45%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the three months ended March 31, 2012, the total return based on market value equals the increase of the ending market value at March 31, 2012 of $16.35 per share from the ending market value at December 31, 2011 of $15.45 per share plus the declared dividends of $0.37 per share for the three months ended March 31, 2012, divided by the market value at December 31, 2011. For the three months ended March 31, 2011, the total return based on market value equals the increase of the ending market value at March 31, 2011 of $16.95 per share over the ending market value at December 31, 2010 of $16.48 per share plus the declared dividends of $0.35 per share for the three months ended March 31, 2011, divided by the market value at December 31, 2010. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the three months ended March 31, 2012, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $0.37 per share for the three months ended March 31, 2012 divided by the beginning net asset value at January 1, 2012. For the three months ended March 31, 2011, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $0.35 per share for the three months ended March 31, 2011 divided by the beginning net asset value. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the three months ended March 31, 2012, the ratio of operating expenses to average net assets consisted of 2.39% of base management fees, 3.15% of incentive management fees, 3.92% of the cost of borrowing and other operating expenses of 1.05%. For the three months ended March 31, 2011, the ratio of operating expenses to average net assets consisted of 2.14% of base management fees, 3.97% of incentive management fees, 3.87% of the cost of borrowing and other operating expenses of 1.02%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

14.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings which the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

15.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the three months ended March 31, 2012, except as disclosed below.

        In May 2012, the Company amended the Revolving Credit Facility to, among other things, (i) increase the commitment size of the facility from $810,000 to $900,000, (ii) extend the maturity date from January 22, 2013 to May 4, 2016, (iii) extend the expiration of the revolving period from January 22, 2013 to May 4, 2015, (iv) reduce the stated interest rate by replacing the pricing grid with an applicable spread over LIBOR of 2.25% (with no floor) and an applicable spread over "base rate" of 1.25% (with no floor) and (v) reduce the commitment fee to 0.375% for any unused portion of the Revolving Credit Facility. The amended Revolving Credit Facility includes an "accordion" feature that allows the Company, under certain circumstances, to increase the size of the facility to a maximum of $1,350,000.

PART C

Other information

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

(1)
Financial Statements

  The following statements of Ares Capital Corporation (the "Company" or the "Registrant") are included in Part B of this Registration Statement:

(2)
Exhibits

(a)	Articles of Amendment and Restatement, as amended(1)
(b)	Second Amended and Restated Bylaws, as amended(2)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Indenture, dated as of July 7, 2006, between ARCC Commercial Loan Trust and U.S. Bank National Association(4)
(d)(3)	Statement of Eligibility of Trustee on Form T-1(5)
(d)(4)	Form of Subscription Certificate(6)
(d)(5)	Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York(6)
(d)(6)	Form of Note under the Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York (contained in Exhibit (d)(5) to this Registration Statement)(7)

(d)(7)	Statement of Eligibility of Trustee on Form T-1(8)
(d)(8)	Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital Corporation and The Bank of New York(9)
(d)(9)	Form of 6.875% Notes due 2047(9)
(d)(10)	Fourth Supplemental Indenture, dated as of April 1, 2010, among Ares Capital Corporation, Allied Capital Corporation and The Bank of New York Mellon, as the Trustee(10)
(d)(11)	Indenture, dated as of October 21, 2010, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(12)	First Supplemental Indenture, dated as of October 21, 2010, relating to the 7.75% Senior Notes due 2040, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(13)	Form of 7.75% Senior Notes due 2040(11)
(d)(14)	Second Supplemental Indenture, dated as of February 2, 2012, relating to the 7.00% Senior Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(12)
(d)(15)	Form of 7.00% Senior Notes due 2022(12)
(d)(16)	Indenture, dated as of January 25, 2011, between Ares Capital Corporation and U.S. Bank National Association, as trustee(13)
(d)(17)	Form of 5.75% Convertible Senior Notes due 2016(13)
(d)(18)	Indenture, dated as of March 28, 2011, between Ares Capital Corporation and U.S. Bank National Association, as trustee(14)
(d)(19)	Form of 5.125% Convertible Senior Notes due 2016(14)
(d)(20)	Indenture, dated as of March 14, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(15)
(d)(21)	Form of 4.875% Convertible Senior Notes due 2017(15)
(e)	Dividend Reinvestment Plan of Ares Capital Corporation(16)
(f)	Not Applicable
(g)	Restated Investment Advisory and Management Agreement, dated as of June 6, 2011, between Registrant and Ares Capital Management LLC(17)
(h)(1)	Form of Underwriting Agreement for Equity Securities*
(h)(2)	Form of Underwriting Agreement for Debt Securities*
(i)	Not Applicable
(j)	Amended and Restated Custodian Agreement between Ares Capital Corporation and U.S. Bank National Association(18)
(k)(1)	Amended and Restated Administration Agreement, dated as of June 1, 2007, between Ares Capital Corporation and Ares Operations LLC(19)
(k)(2)	Trademark License Agreement between Ares Capital Corporation and Ares Management LLC(20)

(k)(3)	Form of Indemnification Agreement between Ares Capital Corporation and directors and certain officers(3)
(k)(4)	Form of Indemnification Agreement between Ares Capital Corporation and the members of the Ares Capital Management LLC investment committee(3)
(k)(5)	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(21)
(k)(6)	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(21)
(k)(7)
Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wachovia Bank, National Association, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(21)
(k)(8)
Amendment No. 1 to the Amended and Restated Sale and Servicing Agreement, dated as of May 6, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(22)
(k)(9)
Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(23)
(k)(10)
Amendment No. 3 to the Amended and Restated Sale and Servicing Agreement, dated as of October 13, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and as transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, U.S. Bank National Association, as trustee, collateral custodian and bank and Wells Fargo Securities, LLC, as agent(24)
(k)(11)
Amendment No. 4 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(25)
(k)(12)	Master Participation Agreement, dated as of July 7, 2006, between Ares Capital CP Funding LLC and Ares Capital Corporation(4)
(k)(13)
Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 4, 2012, between Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent*

(k)(14)	First Amendment Agreement and Waiver, dated as of November 13, 2007, between Ares Capital Corporation, as borrower, Ares Capital FL Holdings LLC, ARCC CIC Flex Corp., ARCC Imperial Corporation and ARCC Imperial LLC, as subsidiary guarantors, and BMO Capital Markets Financing, Inc., Merrill Lynch Capital Corporation, SunTrust Bank, Commerzbank AG, New York and Grand Cayman Branches, UBS Loan Finance LLC, JPMorgan Chase Bank, N.A., Wachovia Bank, National Association and KBC Bank N.V., as lenders(26)
(k)(15)
Sale and Servicing Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, as issuer, ARCC CLO 2006 LLC, as trust depositor, Ares Capital Corporation, as originator and as servicer, U.S. Bank National Association, as trustee and as collateral administrator, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as backup servicer, and Wilmington Trust Company, as owner trustee(4)
(k)(16)	Commercial Loan Sale Agreement, dated as of July 7, 2006, between Ares Capital Corporation and ARCC CLO 2006 LLC(4)
(k)(17)	Amendment No. 1 to the Commercial Loan Sale Agreement, dated as of July 17, 2009, between Ares Capital Corporation and ARCC CLO 2006 LLC(27)
(k)(18)	Amended and Restated Trust Agreement, dated as of July 7, 2006, among ARCC CLO 2006 LLC, Wilmington Trust Company and U.S. Bank National Association(4)
(k)(19)	Collateral Administration Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, Ares Capital Corporation and U.S. Bank National Association(4)
(k)(20)	Class A-1A VFN Purchase Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, U.S. Bank National Association and other Class A-1A VFN noteholders party thereto(4)
(k)(21)	Form of Indemnification Agreement between Allied Capital and its directors and certain officers(28)
(k)(22)	Custodian Agreement, dated as of April 3, 2009 by and between Allied Capital Corporation and U.S. Bank National Association(29)
(k)(23)
Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank(30)
(k)(24)	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller(30)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Ares Capital Corporation**
(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for Ares Capital Corporation**
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Ares Capital Corporation*
(n)(2)	Opinion of independent registered public accounting firm for Ares Capital Corporation, regarding "senior securities" table contained herein*
(o)	Not Applicable
(p)	Not Applicable

(q)	Not Applicable
(r)	Code of Ethics(31)
99.1	Statement of Computation of Ratio of Earnings to Fixed Charges**

*
Filed herewith.

**
To be filed by amendment.

(1)
Incorporated by reference to Exhibits 3.1 and 10.3, as applicable, to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2011, filed on May 3, 2011.

(2)
Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2010, filed on August 5, 2010.

(3)
Incorporated by reference to Exhibits (d), (k)(4) and (k)(5), as applicable, to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(4)
Incorporated by reference to Exhibits 10.2 through 10.8, as applicable, to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2006, filed on August 9, 2006.

(5)
Incorporated by reference to Exhibit (d)(3) to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-174716), filed on September 9, 2011.

(6)
Incorporated by reference to Exhibit (d)(4) to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-149139), filed on April 9, 2008.

(7)
Incorporated by reference to Exhibit d.2 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on June 21, 2006.

(8)
Incorporated by reference to Exhibit d.3 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-133755), filed on May 3, 2006.

(9)
Incorporated by reference to Exhibits d.8 and d.9, as applicable, to Allied Capital's post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on March 28, 2007.

(10)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 7, 2010.

(11)
Incorporated by reference to Exhibits 4.1, 4.2 and 4.3 to the Registrant's Form 8-K (File No. 814-00663), filed on October 22, 2010.

(12)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on February 2, 2012.

(13)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2011.

(14)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 28, 2011.

(15)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 14, 2012.

(16)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on February 27, 2012.

(17)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2011.

(18)
Incorporated by reference to Exhibit (j) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(19)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(20)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(21)
Incorporated by reference to Exhibits 10.1 through 10.4, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 25, 2010.

(22)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2010, filed on May 10, 2010.

(23)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2011.

(24)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 14, 2011.

(25)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2012.

(26)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on November 14, 2007.

(27)
Incorporated by reference to Exhibit 10.4 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2009, filed on August 6, 2009.

(28)
Incorporated by reference to Exhibit 10.37 to Allied Capital's Form 10-K (File No. 811-02708) for the year ended December 31, 2003, filed on March 12, 2004.

(29)
Incorporated by reference to Exhibit 10.44 to Allied Capital's Form 10-Q (File No. 814-00138) for the quarter ended March 31, 2009, filed on May 11, 2009.

(30)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 24, 2012.

(31)
Incorporated by reference to Exhibit (r) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-174716), filed on July 19, 2011.

ITEM 26.    MARKETING ARRANGEMENTS

        The information contained under the heading "Plan of Distribution" on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$343,800	**
NASDAQ Global Select Market Listing Fee		(1)*
FINRA filing fee		*
Accounting fees and expenses		(1)*
Legal fees and expenses		(1)*
Printing		(1)*
Miscellaneous fees and expenses		(1)*

Total		(1)*

*
To be provided by amendment.

**
$265,290 of this amount has been offset against filing fees associated with unsold securities registered under previous registration statements.

(1)
These amounts are estimates.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

        The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

10th Street Equity, LLC (Delaware)	100%
A.C. Corporation (Delaware)	100%
AC Notes Holdings LLC (Delaware)	100%
AC Postle, LLC (Delaware)	100%
ACC Universal Corporation (Delaware)	86.26%
AIC Universal Corporation (Delaware)	86.26%
Aircraft Maintenance Holdings, LLC (Delaware)	50%
Alaris Consulting, LLC (Delaware)	100%
Albras Equity, LLC (Delaware)	100%
ALD TBB/Win Equity, LLC (Delaware)	100%
Allbridge Equity, LLC (Delaware)	100%
Allied Capital Germany Fund, LLC (Delaware)	100%
Allied Capital Holdings LLC (Delaware)	100%
Amerex Equity LLC (Delaware)	100%
Amerex Equity Corporation (Delaware)	100%
ARCC BB Corp. (Delaware)	100%
ARCC BM LLC (Delaware)	100%
ARCC CCS, Inc. (Delaware)	100%
ARCC CIC Flex Corporation (Delaware)	100%
ARCC CLO 2006 LLC (Delaware)	100%
ARCC CLPB Corporation (Delaware)	100%
ARCC Commercial Loan Trust 2006 (Delaware)	100%
ARCC Covestia Corp. (Delaware)	100%
ARCC ECG LLC (Delaware)	100%
ARCC GF, LLC (Delaware)	100%
ARCC HBF LLC (Delaware)	100%

ARCC IGS Corp. (Delaware)	100%
ARCC Imperial Corporation (Delaware)	100%
ARCC JTC LLC (Delaware)	100%
ARCC LVCG Investors LLC (Delaware)	100%
ARCC OTG Corp. (Delaware)	100%
ARCC PCGI III AIV Blocker Inc. (Delaware)	100%
ARCC NPA Corp. (f/k/a ARCC PSSI Corp.) (Delaware)	100%
ARCC TTL Corp. (Delaware)	100%
ARCC Universal Corp. (Delaware)	100%
ARCC VTH Corp. (Delaware)	100%
Ares Capital CP Funding Holdings LLC (Delaware)	100%
Ares Capital FL Holdings LLC (Delaware)	100%
Ares Capital JB Funding LLC (Delaware)	100%
Aviation Properties Corporation (Delaware)	100%
Binks Equity Corp. (Delaware)	100%
Calder Capital Partners LLC (Delaware)	100%
Calder Equity, LLC (Delaware)	100%
Calder Investment Partners LLC (Delaware)	100%
Cleveland East Equity, LLC (Delaware)	100%
Conectel, Inc. (Delaware)	100%
Crescent Equity Corp. (Delaware)	86.26%
Dynamic Equity, LLC (Delaware)	100%
Financial Pacific Company (Washington)	92.76%
Foresite Equity, LLC (Delaware)	86%
GlobalCom Equity, LLC (Delaware)	100%
Havco Equity Corporation (Delaware)	86.26%
IAT Equity, LLC (Delaware)	100%
Ivy Hill Asset Management GP, LLC (Delaware)	100%
Multiad Equity Corp. (Delaware)	86.26%
NPH, Inc. (Maryland)	100%
Old Orchard Equity Corp. (Delaware)	100%
Postle Equity Corp. (Delaware)	86.26%
RWI, LLC (Delaware)	100%
S2 Equity Corp. (Delaware)	86.26%
Slate Equity, LLC (Delaware)	100%
SMF II Equity, LLC (Delaware)	100%
Soteria Mezzanine Corporation (Delaware)	86.26%
Stag Equity, LLC (Delaware)	100%
Startec Equity, LLC (Delaware)	100%
Subfractional Motors, Inc. (Delaware)	100%
Transamerican Equity Corporation (Delaware)	86.26%
Van Ness Hotel, Inc. (Delaware)	100%

Indirect Subsidiaries

        The following list sets forth each of our indirect subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the sole member of such subsidiary:

A.C. Management Services, LLC (Delaware)	100%
AC Finance LLC (Delaware)	100%
ACGP I, LLC (Delaware)	100%
ACE Products Holding Corp. (Delaware)	100%
Allied Crescent Equity, LLC (Delaware)	100%
AMP Admin LLC (Delaware)	100%
ARCC Imperial LLC (Delaware)	100%
Ares Capital CP Funding LLC (Delaware)	100%
HCI Equity, LLC (Illinois)	100%

        Each of our direct and indirect subsidiaries listed above is consolidated for financial reporting purposes.

        In addition, we may be deemed to control certain portfolio companies. See "Portfolio Companies" in the Prospectus.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

        The following table sets forth the approximate number of record holders of the Company's common stock and each class of the Company's senior securities (including bank loans) as of March 31, 2012.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	2,052 (including Cede & Co.)
Revolving Credit Facility	13
Revolving Funding Facility	1
SMBC Funding Facility	1
Debt Securitization	19
2022 Notes	58
2040 Notes	69
2047 Notes	83
February 2016 Convertible Notes	34
June 2016 Convertible Notes	34
2017 Convertible Notes	24

ITEM 30.    INDEMNIFICATION

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment adviser's investment committee and certain of our officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser Ares Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser's services under the investment advisory and management agreement or otherwise as an investment adviser of the Company.

        The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as administrator for the Company.

        Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        A description of any other business, profession, vocation or employment of a substantial nature in which Ares Capital Management, and each partner, director or executive officer of Ares Capital Management, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding Ares Capital Management and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63168), and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Company, Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167;

  (2)
  the transfer agent, Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, PA 15252-8035;

  (3)
  the custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, Massachusetts 02110; and

  (4)
  the investment adviser, Ares Capital Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ITEM 33.    MANAGEMENT SERVICES

        Not Applicable.

ITEM 34.    UNDERTAKINGS

        The Registrant undertakes:

  (1)
  to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

  (2)
  if the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering;

  (3)
  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (a)
  to include any prospectus required by Section 10(a)(3) of the Securities Act;

  (b)
  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (c)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (4)
  that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

  (5)
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (6)
  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

  (7)
  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

  (a)
  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

  (b)
  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

  (c)
  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser; and

  (8)
  to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event its shares of common stock are trading below its net asset value per share and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant's ability to continue as a going concern or (b) the Registrant has concluded that a fundamental change has occurred in its financial position or results of operations.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, in the State of California, on the 21st day of May, 2012.

ARES CAPITAL CORPORATION
By:	/s/ MICHAEL J. AROUGHETI Michael J. Arougheti President

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. Arougheti, Penni F. Roll, Joshua M. Bloomstein and Michael D. Weiner, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE	DATE

/s/ MICHAEL J. AROUGHETI Michael J. Arougheti	President and Director (principal executive officer)	May 21, 2012
/s/ PENNI F. ROLL Penni F. Roll	Chief Financial Officer (principal financial and accounting officer)	May 21, 2012
/s/ ANN TORRE BATES Ann Torre Bates	Director	May 21, 2012
/s/ KENNETH R. HEITZ Kenneth R. Heitz	Director	May 21, 2012

SIGNATURE	TITLE	DATE

/s/ FRANK E. O'BRYAN Frank E. O'Bryan	Director	May 21, 2012
/s/ GREGORY W. PENSKE Gregory W. Penske	Director	May 21, 2012
/s/ ANTONY P. RESSLER Antony P. Ressler	Director	May 21, 2012
/s/ ROBERT L. ROSEN Robert L. Rosen	Director	May 21, 2012
/s/ BENNETT ROSENTHAL Bennett Rosenthal	Chairman and Director	May 21, 2012
/s/ ERIC B. SIEGEL Eric B. Siegel	Director	May 21, 2012

EXHIBIT INDEX

(a)	Articles of Amendment and Restatement, as amended(1)
(b)	Second Amended and Restated Bylaws, as amended(2)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Indenture, dated as of July 7, 2006, between ARCC Commercial Loan Trust and U.S. Bank National Association(4)
(d)(3)	Statement of Eligibility of Trustee on Form T-1(5)
(d)(4)	Form of Subscription Certificate(6)
(d)(5)	Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York(6)
(d)(6)	Form of Note under the Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York (contained in Exhibit (d)(5) to this Registration Statement)(7)
(d)(7)	Statement of Eligibility of Trustee on Form T-1(8)
(d)(8)	Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital Corporation and The Bank of New York(9)
(d)(9)	Form of 6.875% Notes due 2047(9)
(d)(10)	Fourth Supplemental Indenture, dated as of April 1, 2010, among Ares Capital Corporation, Allied Capital Corporation and The Bank of New York Mellon, as the Trustee(10)
(d)(11)	Indenture, dated as of October 21, 2010, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(12)	First Supplemental Indenture, dated as of October 21, 2010, relating to the 7.75% Senior Notes due 2040, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(13)	Form of 7.75% Senior Notes due 2040(11)
(d)(14)	Second Supplemental Indenture, dated as of February 2, 2012, relating to the 7.00% Senior Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(12)
(d)(15)	Form of 7.00% Senior Notes due 2022(12)
(d)(16)	Indenture, dated as of January 25, 2011, between Ares Capital Corporation and U.S. Bank National Association, as trustee(13)
(d)(17)	Form of 5.75% Convertible Senior Notes due 2016(13)
(d)(18)	Indenture, dated as of March 28, 2011, between Ares Capital Corporation and U.S. Bank National Association, as trustee(14)
(d)(19)	Form of 5.125% Convertible Senior Notes due 2016(14)
(d)(20)	Indenture, dated as of March 14, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(15)
(d)(21)	Form of 4.875% Convertible Senior Notes due 2017(15)

(e)	Dividend Reinvestment Plan of Ares Capital Corporation(16)
(f)	Not Applicable
(g)	Restated Investment Advisory and Management Agreement, dated as of June 6, 2011, between Registrant and Ares Capital Management LLC(17)
(h)(1)	Form of Underwriting Agreement for Equity Securities*
(h)(2)	Form of Underwriting Agreement for Debt Securities*
(i)	Not Applicable
(j)	Amended and Restated Custodian Agreement between Ares Capital Corporation and U.S. Bank National Association(18)
(k)(1)	Amended and Restated Administration Agreement, dated as of June 1, 2007, between Ares Capital Corporation and Ares Operations LLC(19)
(k)(2)	Trademark License Agreement between Ares Capital Corporation and Ares Management LLC(20)
(k)(3)	Form of Indemnification Agreement between Ares Capital Corporation and directors and certain officers(3)
(k)(4)	Form of Indemnification Agreement between Ares Capital Corporation and the members of the Ares Capital Management LLC investment committee(3)
(k)(5)	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(21)
(k)(6)	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(21)
(k)(7)
Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wachovia Bank, National Association, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(21)
(k)(8)
Amendment No. 1 to the Amended and Restated Sale and Servicing Agreement, dated as of May 6, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(22)
(k)(9)
Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(23)
(k)(10)
Amendment No. 3 to the Amended and Restated Sale and Servicing Agreement, dated as of October 13, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and as transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, U.S. Bank National Association, as trustee, collateral custodian and bank and Wells Fargo Securities, LLC, as agent(24)

(k)(11)	Amendment No. 4 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(25)
(k)(12)	Master Participation Agreement, dated as of July 7, 2006, between Ares Capital CP Funding LLC and Ares Capital Corporation(4)
(k)(13)
Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 4, 2012, between Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent*
(k)(14)
First Amendment Agreement and Waiver, dated as of November 13, 2007, between Ares Capital Corporation, as borrower, Ares Capital FL Holdings LLC, ARCC CIC Flex Corp., ARCC Imperial Corporation and ARCC Imperial LLC, as subsidiary guarantors, and BMO Capital Markets Financing, Inc., Merrill Lynch Capital Corporation, SunTrust Bank, Commerzbank AG, New York and Grand Cayman Branches, UBS Loan Finance LLC, JPMorgan Chase Bank, N.A., Wachovia Bank, National Association and KBC Bank N.V., as lenders(26)
(k)(15)
Sale and Servicing Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, as issuer, ARCC CLO 2006 LLC, as trust depositor, Ares Capital Corporation, as originator and as servicer, U.S. Bank National Association, as trustee and as collateral administrator, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as backup servicer, and Wilmington Trust Company, as owner trustee(4)
(k)(16)	Commercial Loan Sale Agreement, dated as of July 7, 2006, between Ares Capital Corporation and ARCC CLO 2006 LLC(4)
(k)(17)	Amendment No. 1 to the Commercial Loan Sale Agreement, dated as of July 17, 2009, between Ares Capital Corporation and ARCC CLO 2006 LLC(27)
(k)(18)	Amended and Restated Trust Agreement, dated as of July 7, 2006, among ARCC CLO 2006 LLC, Wilmington Trust Company and U.S. Bank National Association(4)
(k)(19)	Collateral Administration Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, Ares Capital Corporation and U.S. Bank National Association(4)
(k)(20)	Class A-1A VFN Purchase Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, U.S. Bank National Association and other Class A-1A VFN noteholders party thereto(4)
(k)(21)	Form of Indemnification Agreement between Allied Capital and its directors and certain officers(28)
(k)(22)	Custodian Agreement, dated as of April 3, 2009 by and between Allied Capital Corporation and U.S. Bank National Association(29)
(k)(23)
Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank(30)
(k)(24)	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller(30)

(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Ares Capital Corporation**
(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for Ares Capital Corporation**
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Ares Capital Corporation*
(n)(2)	Opinion of independent registered public accounting firm for Ares Capital Corporation, regarding "senior securities" table contained herein*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(31)
99.1	Statement of Computation of Ratio of Earnings to Fixed Charges**

*
Filed herewith.

**
To be filed by amendment.

(1)
Incorporated by reference to Exhibits 3.1 and 10.3, as applicable, to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2011, filed on May 3, 2011.

(2)
Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2010, filed on August 5, 2010.

(3)
Incorporated by reference to Exhibits (d), (k)(4) and (k)(5), as applicable, to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(4)
Incorporated by reference to Exhibits 10.2 through 10.8, as applicable, to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2006, filed on August 9, 2006.

(5)
Incorporated by reference to Exhibit (d)(3) to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-174716), filed on September 9, 2011.

(6)
Incorporated by reference to Exhibit (d)(4) to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-149139), filed on April 9, 2008.

(7)
Incorporated by reference to Exhibit d.2 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on June 21, 2006.

(8)
Incorporated by reference to Exhibit d.3 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-133755), filed on May 3, 2006.

(9)
Incorporated by reference to Exhibits d.8 and d.9, as applicable, to Allied Capital's post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on March 28, 2007.

(10)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 7, 2010.

(11)
Incorporated by reference to Exhibits 4.1, 4.2 and 4.3 to the Registrant's Form 8-K (File No. 814-00663), filed on October 22, 2010.

(12)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on February 2, 2012.

(13)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2011.

(14)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 28, 2011.

(15)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 14, 2012.

(16)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on February 27, 2012.

(17)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2011.

(18)
Incorporated by reference to Exhibit (j) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(19)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(20)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(21)
Incorporated by reference to Exhibits 10.1 through 10.4, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 25, 2010.

(22)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2010, filed on May 10, 2010.

(23)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2011.

(24)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 14, 2011.

(25)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2012.

(26)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on November 14, 2007.

(27)
Incorporated by reference to Exhibit 10.4 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2009, filed on August 6, 2009.

(28)
Incorporated by reference to Exhibit 10.37 to Allied Capital's Form 10-K (File No. 811-02708) for the year ended December 31, 2003, filed on March 12, 2004.

(29)
Incorporated by reference to Exhibit 10.44 to Allied Capital's Form 10-Q (File No. 814-00138) for the quarter ended March 31, 2009, filed on May 11, 2009.

(30)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 24, 2012.

(31)
Incorporated by reference to Exhibit (r) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-174716), filed on July 19, 2011.